UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
SCHEDULE 14A
________________________
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
ONEOK, Inc.
(Name of Registrant as Specified In Its Charter)
NOT APPLICABLE
___________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2025 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

May 21, 2025

MISSION
We deliver energy products and services vital to an advancing world.

VISION
To create exceptional value for our stakeholders by providing solutions for a transforming energy future.

CORE VALUES

SAFETY AND ENVIRONMENTAL	EXCELLENCE
We commit to a zero-incident culture for the well-being of our employees, contractors and communities and to operate in an environmentally responsible manner.	We hold ourselves and others accountable to a standard of excellence through continuous improvement and teamwork.

ETHICS	SERVICE
We act with honesty, integrity and adherence to the highest standards of personal and professional conduct.	We invest our time, effort and resources to serve each other, our customers and communities.

INCLUSION AND DIVERSITY	INNOVATION
We respect the uniqueness and worth of each individual, and we believe that an inclusive and diverse workforce is essential for a sense of belonging, engagement and performance.	We seek to develop creative solutions by leveraging collaboration through ingenuity and technology.
At ONEOK (NYSE: OKE), we deliver energy products and services vital to an advancing world. We are a leading midstream service provider of gathering, processing, fractionation, transportation, storage and marine export services. As one of the largest diversified energy infrastructure companies in North
America, we are delivering energy that makes a difference in the lives of people in the U.S. and around the world. Through our now approximately 60,000-
mile pipeline network, we transport the natural gas, natural gas liquids, refined products and crude oil that help meet domestic and international energy demand, contribute to energy security and provide safe, reliable and responsible energy solutions needed today and into the future.
ONEOK is an S&P 500 company headquartered in Tulsa, Oklahoma.
For information about ONEOK, visit the website: www.oneok.com.
For the latest news about ONEOK, find us on LinkedIn, Facebook, X and Instagram.

DEAR SHAREHOLDER

April 2, 2025
At ONEOK, our commitment to responsible operations, meaningful engagements with our stakeholders and a willingness to adapt have remained paramount throughout our long history.
We continue to embrace our philosophy of continuous improvement by working to enhance our operations and disclosures in these areas.
You are cordially invited to attend the annual meeting of shareholders of ONEOK, Inc., which will be held at
9:00 a.m. Central Daylight Time on Wednesday, May 21, 2025. This year’s meeting will be held as a virtual meeting only and will be conducted via live webcast. You will not be able to attend the annual meeting in person.
By continuing to hold our annual meeting virtually, our shareholders will be able to join us from any location around the world, enabling increased shareholder attendance and participation, providing a cost savings to both us and our shareholders while contributing to our sustainability efforts by reducing the environmental footprint of our annual meeting.
Information on how to virtually attend and participate in the annual meeting online via the live webcast platform is provided under “About the 2025 Annual Meeting” in the accompanying proxy statement.
ANNUAL MEETING
The matters to be considered and voted on at the meeting are set forth in the accompanying notice of the annual meeting and are described in the accompanying proxy statement. A copy of our 2024 annual report to shareholders is also enclosed. A report on our 2024 performance will be presented at the meeting.
VOTING
We look forward to welcoming as many of our shareholders as possible to the live webcast of our annual meeting. We know, however, that most of our shareholders will be unable to attend. Therefore, proxies are being solicited so that each shareholder has an opportunity to vote by proxy. You can authorize a proxy over the internet or by telephone. Instructions for using these convenient services are included in the proxy statement and on the proxy card. Of course, if you prefer, you may vote by mail by signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope.
If your shares are held through a broker or similar person, unless you provide them with voting instructions, your shares will not be voted in the election of directors or in certain other important proposals as described in the accompanying proxy statement. Consequently, please provide your voting instructions to your broker or similar person in a timely manner to ensure that your shares will be voted.
Regardless of the number of shares you own, your vote is important. I urge you to submit your proxy or voting instructions as soon as possible so that you can be sure your shares will be voted.
Thank you for your investment in ONEOK and your continued support.
Very truly yours,

Julie H. Edwards Board Chair
This year, as always, we
gather to review our
company's performance,
discuss our strategic
direction, and reaffirm
our commitment to
delivering long-term
value for you, our valued
stakeholders.
Julie H. Edwards
Board Chair

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2025 ONEOK, Inc. Proxy Statement	3

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS

ITEMS OF BUSINESS

1	To consider and vote on the election of the ten director nominees named in the accompanying proxy statement to serve on our Board of Directors.	FOR

2	To consider and vote on the ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of ONEOK, Inc., for the year ending December 31, 2025.	FOR

3	To consider and vote to approve the ONEOK, Inc. 2025 Equity Incentive Plan.	FOR

4	To consider and vote to approve the ONEOK, Inc. 2025 Employee Stock Award Program.	FOR

5	To consider and vote on our executive compensation on a non-binding, advisory basis.	FOR

6	To consider and vote on such other business as may come properly before the meeting or any adjournment or postponement of the meeting.

These matters are described more fully in the accompanying proxy statement.
YOUR VOTE IS IMPORTANT
The vote of every shareholder is important. The Board of Directors appreciates the cooperation of shareholders in directing proxies to vote at the meeting. To make it easier for you to vote, internet and telephone voting are available. The instructions in the accompanying proxy statement and attached to your proxy card describe how to use these convenient voting methods. Of course, if you prefer, you may vote by mail by completing your proxy card and returning it in the enclosed, postage-paid envelope. You may revoke your proxy at any time by following the procedures set forth in the accompanying proxy statement.
Whether or not you expect to virtually attend the meeting, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Voting your shares promptly, via the internet, by telephone, or by signing, dating and returning the enclosed proxy card will save us the expense of additional solicitation.
By order of the Board of Directors,
Patrick W. Cipolla
Secretary
Tulsa, Oklahoma
April 2, 2025

TIME AND DATE May 21, 2025 9:00 a.m. Central Daylight Time

VIRTUAL MEETING Register online at www.proxydocs.com/oke

RECORD DATE March 24, 2025 Only shareholders of record at the close of business on the record date are entitled to receive notice of, and to vote at, the annual meeting.

Important Notice Regarding
Internet Availability of
Proxy Materials for the
Shareholder Meeting to
be held on May 21, 2025.
This notice of annual
meeting, proxy statement,
form of proxy, and our
2024 annual report to
shareholders are being
distributed and made
available on or about April 2,
2025. This proxy statement
and our 2024 annual report
to shareholders are also
available on our website at
www.oneok.com.
Additionally, you may access
this proxy statement and our
2024 annual report at
www.proxydocs.com/oke.

4	2025 ONEOK, Inc. Proxy Statement

TABLE OF CONTENTS

This proxy statement describes important issues affecting our company and is furnished in connection with the solicitation of proxies by our Board of
Directors for use at our 2025 annual meeting of shareholders to be held at the time and place set forth in the accompanying notice. The approximate date of the mailing of this proxy statement and accompanying proxy card is April 2, 2025.

Annual Board and Committee Evaluations	39
Communications with Directors	40
Complaint Procedures	40

CORPORATE SUSTAINABILITY	41

ESG Oversight	42
Environment, Safety and Health Commitment	44
Human Capital Management	48
Workforce Data	50
Community Investments	51
Political Advocacy and Oversight	52

PROPOSAL 1: Election of Directors	53

Board Refreshment	53
Annual Election by Majority Vote	53
Board Qualifications	54
Board Tenure and Composition	56
Director Nominees	58

PROPOSAL 2: Ratify the Selection of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm for the Year Ending December 31, 2025	68

Ratification of Selection of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm for 2025	68
Audit and Non-Audit Fees	69
Audit Committee Policy on Services Provided by the Independent Registered Public Accounting Firm	69
2025 Report of the Audit Committee	70

STOCK OWNERSHIP	71

Holdings of Major Shareholders	71
Holdings of Officers and Directors	72
Delinquent Section 16(a) Reports	72

2025 ONEOK, Inc. Proxy Statement	5
Table of Contents

6	2025 ONEOK, Inc. Proxy Statement

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

As used in this proxy statement, references to "we," "our," or "us," refer to ONEOK, Inc., an Oklahoma corporation, and its predecessors and subsidiaries, including Magellan Midstream Partners, L.P., a wholly owned subsidiary of ONEOK, Inc. ("Magellan"), EnLink Midstream, LLC, and
after the EnLink acquisition completed on January 31, 2025, Elk Merger Sub II, L.L.C., a wholly owned subsidiary of ONEOK, Inc. ("EnLink"), and
Medallion Midstream, and after the Medallion acquisition completed on October 31, 2024, Medallion Parent Holdings, L.L.C., a wholly owned subsidiary of ONEOK, Inc. ("Medallion"), unless the context indicates otherwise.
Any statements in this proxy statement that are not historical information, including statements concerning plans and objectives of management for future operations, economic performance or related assumptions, are forward-looking statements made under the provision of the “Safe Harbor”
section of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may include words such as “anticipates,” “believes,”
“continues,” “could,” “estimates,” “expect,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “might,” “outlook,” “plans,” “potential,” “projects,”
“scheduled,” “should,” “target,” “will,” “would” and other words and terms of similar meaning. Although we believe that our expectations regarding future events are based on reasonable assumptions, we can give no assurance that such expectations or assumptions will be achieved. Important factors that could cause actual results to differ materially from those in the forward-looking statements are described under Part I, Item 1A, Risk
Factors, and Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations and “Forward-Looking
Statements,” in our 2024 Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Certain statements contained in this proxy statement, particularly pertaining to our environmental, social and governance (“ESG”) performance, goals, targets, and initiatives, are subject to additional risks and uncertainties, including regarding gathering and verification of information and related methodological considerations;
our ability to implement various initiatives under expected timeframes, cost, and complexity; our dependency on third-parties to provide certain information and to comply with applicable laws and policies; and other unforeseen events or conditions. These factors, as well as others, may cause results to differ materially and adversely from those expressed in any of our forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof. We do not undertake and specifically disclaim any obligation to update any forward-looking statements, except as required under applicable law. Additionally, certain information provided herein or elsewhere, such as our website, is informed by various standards and frameworks (including for the measurement of underlying data) and the interest of various stakeholders. Such information is not necessarily “material” under the federal securities laws for Securities and Exchange Commission reporting purposes, even if significant or if we use language of “materiality.” In particular, materiality is used in varying senses in the ESG context. Much of this information is subject to, assumptions, estimates or third-party information that is still evolving and subject to change. For example, our disclosures based on certain standards may change due to revisions in framework requirements, availability of information, changes in our business or applicable government policies, or other factors, some of which may be beyond our control. We cannot guarantee that our disclosures, under such standards or otherwise, will necessarily align with the preferences or interpretations of any particular stakeholder.

WEB LINKS

Web links throughout this document are provided for convenience only, and information on the company’s website is not incorporated by reference into this proxy statement.

2025 ONEOK, Inc. Proxy Statement	7

SUMMARY PROXY INFORMATION

To assist you in reviewing the company’s 2024 performance and voting your shares, we would like to call your attention to key elements of our 2025 proxy statement and our 2024 annual report to shareholders. The following is only a summary. For more complete information about these topics, please review the complete 2025 proxy statement and our 2024 annual report to shareholders.
At ONEOK, our commitment to responsible operations, meaningful engagements with our stakeholders and a willingness to adapt have remained paramount throughout our long history.
BUSINESS HIGHLIGHTS
Our Business
We are incorporated under the laws of the state of Oklahoma, and our common stock is listed on the New York Stock Exchange (“NYSE”) under the trading symbol “OKE.” We deliver energy products and services vital to an advancing world. We are a leading midstream service provider of gathering, processing, fractionation, transportation, storage and marine export services. As one of the largest diversified energy infrastructure companies in North America, we are delivering energy that makes a difference in the lives of people in the U.S. and around the world. Through our now approximately 60,000-mile pipeline network, we transport the natural gas, natural gas liquids (“NGLs”), refined products and crude oil that help meet domestic and international energy demand, contribute to energy security and provide safe, reliable and responsible energy solutions needed today and into the future.
Our Growth Journey
Since September 2023, ONEOK has embarked on a transformative journey of growth, closing a series of acquisitions that have strengthened our position as an energy industry leader by adding new growth platforms in crude oil and refined products to our stable and reliable natural gas and NGLs businesses.
The successful acquisition of Magellan in September 2023 diversified the company’s assets, adding a refined products and crude oil business to ONEOK’s portfolio. Building on this momentum, ONEOK further bolstered its portfolio in 2024-2025 with acquisitions of a Gulf Coast
NGL pipeline system from Easton Energy and the acquisitions of Medallion and EnLink.
These acquisitions expanded and extended our integrated position in some of the most prolific basins in the U.S. – including the Permian Basin – with connectivity to critical energy demand hubs across the country like the Texas and Louisiana Gulf Coast.
Our growth strategy
is intentional and
disciplined.
Pierce H. Norton II
ONEOK President and CEO

8	2025 ONEOK, Inc. Proxy Statement
Summary Proxy Information
New Business Lines Enhance Long-Term Value Creation

MAGELLAN®
MIDSTREAM PARTNERS, L.P.

MEDALLION

ENLINK
MIDSTREAM

Easton
energy

ONEOK BUSINESS LINES 2022		KEY ACQUISITIONS(a)
Natural Gas Gathering and Processing

Natural Gas Pipelines	Transportation Storage

Transportation Fractionation Storage
Natural Gas Liquids

ONEOK BUSINESS LINES 2025
Natural Gas Gathering and Processing

Natural Gas Pipelines	Transportation Storage

Transportation Fractionation Storage
Natural Gas Liquids

Refined Products	Transportation Storage

Gathering Transportation Storage
Crude Oil

Refined Products Crude Oil LPG (early 2028)
Export Terminals

(a)Acquisitions: Magellan (September 25, 2023); NGL pipelines from Easton Energy (June 17, 2024); Medallion (October 31, 2024); EnLink Midstream (January 31,
2025).

2025 ONEOK, Inc. Proxy Statement	9
Summary Proxy Information
Business Update and Market Conditions
We operate primarily fee-based businesses in each of our four reportable segments (Natural Gas Gathering and Processing; Refined Products and
Crude; Natural Gas Liquids; and Natural Gas Pipelines), and our consolidated earnings were approximately 90% fee-based in 2024.
Over the past year, we experienced significant growth across our value chain due to our recent acquisitions. Earnings increased in 2024, compared with 2023, due primarily to a full year of earnings from the new Refined Products and Crude segment, higher NGL and natural gas processing volumes in the Rocky Mountain region and the impact of the interstate pipeline system divestiture in the Natural Gas Pipelines segment. Our extensive and integrated assets are located in, and connected with, some of the most productive shale basins, as well as refineries and demand centers, in the United States.
Financial Performance
Our 2024 consolidated operating income was approximately $5.0 billion, compared with approximately $4.1 billion in 2023. 2024 net income was approximately $3.1 billion compared with 2023 net income of approximately $2.7 billion.
CONSOLIDATED OPERATING INCOME
$Millions
$1,361(1)
NET INCOME
$Millions
$613(2)
(1)Includes noncash impairment charges of $607.2 million
(2)Includes noncash impairment charges of $644.9 million

10	2025 ONEOK, Inc. Proxy Statement
Summary Proxy Information
Dividends
During 2024, we paid common stock dividends totaling $3.96 per share, an increase of 3.7% compared with the prior year.
In February 2025, we paid a quarterly common stock dividend of $1.03 per share ($4.12 per share on an annualized basis), an increase of 4%
compared with the same quarter in the prior year.
Our dividend growth is primarily due to the increase in cash flows resulting from the growth of our operations.
DIVIDENDS PAID PER SHARE
$Per Share
Shareholder Return
Our one-, three-, five- and ten-year total shareholder returns as of December 31, 2024 (total shareholder return includes share price appreciation/
depreciation, dividend reinvestments, and stock splits during the periods presented), compared with the referenced indices, are as follows:
1-YEAR
3-YEAR
5-YEAR
10-YEAR

ONEOK, Inc.	S&P 500 Index	ONEOK Inc. Peer Group(1)

(1)The ONEOK peer group used in this graph is the same peer group that will be used in determining our level of performance at the end of the three-year performance period for our 2024 performance units granted under the ONEOK, Inc. 2018 Equity Incentive Plan, effective as of May 23, 2018 and subsequently amended as of November 8, 2023 (the "2018 EIP"), and is comprised of the following companies: Antero Midstream Corp.; DT Midstream, Inc.; Energy Transfer,
L.P.; Enterprise Products Partners L.P.; Kinder Morgan, Inc.; Kinetik Holdings, Inc.; MPLX LP; Plains All American Pipeline, L.P.; Targa Resources Corp.; Western
Midstream Partners, LP; and The Williams Companies, Inc. NuStar Energy L.P. was removed from the peer group due to its acquisition by Sunoco LP on May 3,
2024. Equitrans Midstream Corp. was removed from the peer group due to its acquisition by EQT Corp. on July 22, 2024. EnLink Midstream LLC was removed from the peer group due to its acquisition by ONEOK on January 31, 2025. Starting with our 2024 grant, the three-year performance period was changed to three calendar years (January 1, 2024 - December 31, 2026) and total shareholder return is calculated based on a 20-day average of the closing stock price for the beginning and ending of the performance period. Return percentages for this group are based on a market capitalization weighted average.

2025 ONEOK, Inc. Proxy Statement	11
Summary Proxy Information
CORPORATE GOVERNANCE HIGHLIGHTS
Our Board of Directors (the “Board”) and management are
committed to maintaining strong corporate governance practices that promote and protect the long-term interests of our shareholders. Our corporate governance practices are designed not only to satisfy regulatory and stock exchange requirements, but also to provide for effective oversight and management of our company, and include:
•A ten-member Board with deep experience and expertise
relevant to our strategy, business and industry, including two new directors since 2023.
•Board leadership provided by an independent Board Chair and independent Audit, Executive Compensation, and Corporate
Governance committee chairs and members.
•Regular executive sessions of independent directors.
•Annual Board and committee performance evaluations.
•No director serving on more than two public company boards.
•Annual election of directors.
•Majority voting requirements for directors.
•Robust director nominee selection process.
•By-laws that provide for proxy access by eligible shareholders.
•Annual review of our strategic plan.
•Long-standing commitment to engagement with shareholders
and other stakeholders.
•Long-standing commitment to corporate responsibility
and sustainability.

•A commitment to regular board refreshment while also
valuing diversity of backgrounds and perspectives:
•Our Corporate Governance Committee and Board are
continuously and actively engaged in board
recruitment activities, with such topic being discussed
at 17 committee or Board meetings since
February 2022.
•Attributes important in consideration of potential
director candidates include, among others,
leadership/chief executive officer experience, board
or related energy industry knowledge, and
transformational thinking.
•Board recruitment activities include, but are not
limited to, collecting and reviewing names and
biographical information of numerous potential
director candidates, eliminating many due to obvious
conflicts and other factors, and prioritizing the
remaining potential director candidates.
•In 2025, our Board requested management to provide it
more frequent updates on:
Matters of Security
•Cybersecurity
•Resiliency measures
•Physical security, including disaster preparedness
•Crisis management
•Disaster recovery
Matters of Sustainability
•Artificial intelligence
•Energy transformation and alternative solutions
•Environmental compliance
•Health and safety
•Corporate Sustainability Report

12	2025 ONEOK, Inc. Proxy Statement
Summary Proxy Information

RISK OVERSIGHT BY THE BOARD,
including regular engagement with and updates by our CEO, executive management and others and a comprehensive annual
Enterprise Risk Management (“ERM”) process that encompasses the identification and assessment of a broad range of risks and the development of plans to mitigate these risks. Such risks generally relate to strategic, operational, financial, regulatory compliance, climate-related considerations, ESG, cybersecurity and human capital management aspects of our business.
•With the increasing focus on climate-related disclosures, and as part of its oversight responsibilities, our Board sought and received additional updates on this topic from executive management.
•As a result, at all 2024 regular in-person Board meetings, and at some telephonic meetings, the Board received updates on climate-related disclosures. Such practice is expected to continue in 2025.
•Cybersecurity risks are communicated and discussed with our Board at least annually in conjunction with our overall ERM program. Our Internal Audit group provides periodic updates to our Audit Committee on testing completed to meet the
Transportation Security Administration ("TSA") requirements. As part of its oversight responsibilities, our Board also receives frequent updates from executive management on our company’s physical and cybersecurity efforts.

ESG OVERSIGHT BY THE BOARD,
including regular engagement with and updates by our CEO, executive management and others.
•Regular updates to the Board on sustainability, including safety and health, ESG performance, community leadership and investment, and oversight of public policy engagement.
•Our Board conducts a biannual examination of the company’s ESG practices, performance, risks and opportunities. Such examinations have been incorporated into the company's Audit Committee Charter, as amended and restated February 21, 2024, and are scheduled to take place at the Board’s February and August meetings.
•In 2024, these examinations covered topics such as environmental, safety and health performance, mechanical integrity, process safety, integration and continuous improvement plans, greenhouse gas (“GHG”) emission trends, GHG emissions reduction performance, new regulatory requirements, ESG-related shareholder engagements, ESG performance, risks and opportunities.

HUMAN CAPITAL MANAGEMENT OVERSIGHT BY THE BOARD,
including regular engagement with and updates by our CEO, executive management and others.
•Our Board conducts a biannual examination of the company’s human capital management practices, performance, risks and opportunities. Such examinations have been incorporated into the company's Executive Compensation Committee (the
“Committee”) Charter, as amended and restated February 21, 2024, and are scheduled to take place at the Board’s February and
August meetings.
•In 2024, these examinations covered topics such as workforce inclusion, people, culture, talent recruitment, integration, engagement, development, succession, employee benefits, business resource groups, community, awards and recognition.

OVERSIGHT OF OUR LOBBYING AND POLITICAL ACTIVITIES
is conducted by our Board and the Corporate Governance Committee. We believe this oversight process facilitates accountability and transparency concerning our lobbying and political activities.
•As a company, we generally do not make corporate contributions to (i) political candidates, parties, committees or campaigns, or
(ii) 501(c)(4) organizations formed for political purposes. We have made such contributions in the past, but they were very infrequent and for immaterial amounts. We have no intention of making such contributions in the future, and any decision to do so would be subject to review by the Corporate Governance Committee.

2025 ONEOK, Inc. Proxy Statement	13
Summary Proxy Information
EXECUTIVE COMPENSATION HIGHLIGHTS
Program Design
A principal feature of our compensation program is the determination of executive pay by the Executive Compensation Committee and the Board
based on a comprehensive review of quantitative and qualitative factors designed to achieve long-term business success and competitiveness. Our executive compensation program is designed to attract, motivate and retain the key executives who guide our success and who are leaders in the industry, to reward individual and company performance and to align the long-term interests of our executive officers with those of our shareholders.
Our compensation philosophy and related governance features are summarized below.

WHAT WE DO	WHAT WE DON’T DO

  Compensation Program Continuity — Our shareholders have provided strong support for our compensation program over the years. The components of our executive compensation program have remained substantially the same for several years. We believe our program is designed appropriately, is well aligned with the interests of our shareholders and is key to achieving our business goals. We periodically evaluate the effectiveness of our program and its alignment with our business strategy.
  Independent Committee Determination — Our Executive Compensation Committee,
composed solely of independent directors, makes all compensation recommendations regarding each named executive officer ("NEO"). These recommendations are then submitted to the Board for its consideration and approval.
  Prudent Risk Management — The Committee designs compensation programs and sets compensation targets intended to discourage excessive risk-taking.
  Pay-for-Performance — A significant portion of the compensation for our named executive officers is in the form of at-risk, variable compensation based on company and individual performance, with a focus on creating long-term shareholder value.
  Competitive Compensation — In order to attract and retain qualified executives, our compensation programs provide a competitive overall total rewards opportunity.
  Multiple Performance Metrics — Variable compensation is based on more than one measure to encourage balanced incentives.
  Awards Are Capped — All of our variable compensation plans have caps on payouts.
  Retention-Based Incentives — A significant portion of total compensation is subject to multi-year vesting requirements.
  Share-Ownership Guidelines — We have market competitive share-ownership guidelines for our directors and officers.
  “Clawback” Provisions — We have adopted a clawback policy in compliance with Rule
10D-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the corresponding NYSE listing standards that require recovery of erroneously awarded compensation. In addition to the mandatory clawback provisions, our clawback policy permits the discretionary recovery of incentive-based cash and any equity compensation in the event of fraud, negligence or intentional misconduct that directly or indirectly results in a material restatement of all or a portion of our financial statements.
  Tally Sheets — The Committee reviews total compensation tally sheets at least annually as part of making individual compensation decisions.
  Independent Consultant — The Committee engages a compensation consultant that is independent under the Securities and Exchange Commission rules and NYSE listing standards to provide advice and expertise on the design and implementation of our executive and director compensation programs.
  “Double Trigger” Vesting of Equity Awards in a Change in Control — Under our
2018 EIP, a change in control will not automatically trigger vesting of outstanding equity awards unless the acquirer does not assume or replace the outstanding awards. Rather, participants must experience a termination of employment without cause or resign for good reason within two years following a change in control for an award to vest.

  Individual Employment Agreements —
We do not enter into individual employment
agreements with our named executive officers.
  No Hedging of Company Stock —
Our securities/insider trading policy prohibits
insiders, including our named executive
officers, from engaging in hedging activities
with respect to our stock.
  No Pledging of Company Stock —
Our officers and directors may not hold our
securities in a margin account or pledge our
securities as collateral for a loan, subject to an
exception that may be granted by our chief
executive officer for loans (not margin
accounts) that can be repaid without resorting
to the pledged securities.
  No Tax Gross-ups — We do not provide tax
gross-ups for change in control benefits.
  No Significant Perquisites — Our executive
officers, including the named executive
officers, receive no recurring significant
perquisites or other personal benefits.

14	2025 ONEOK, Inc. Proxy Statement
Summary Proxy Information
Key Components of Our Executive Compensation Program in
2024 Remain Unchanged

In designing our 2024 executive compensation program, our Executive Compensation Committee considered, among other factors, the strong shareholder approval at our 2024 annual meeting in favor
(95.4% of the shares voted, including abstentions) of our 2023 executive compensation program and our executive pay practices. In view of this high level of shareholder support, the Executive
Compensation Committee determined that no changes to the components of our executive compensation program were necessary in 2024.
Our shareholders have provided consistently strong support for our compensation program since the inception of the say-on-pay advisory shareholder vote.

95.4% SAY-ON-PAY 2024 ANNUAL MEETING APPROVAL

Alignment of Executive Compensation and Performance
We structure our executive compensation program to align the interests of our named executive officers with the interests of our shareholders. We believe a named executive officer’s compensation should be tied directly to the achievement of our strategic, financial and operating goals, all of which are designed to deliver value to our shareholders. Therefore, a significant part of each named executive officer’s pay is “at-risk,” in the form of an annual, short-term, cash incentive award and long-term, equity-based incentive awards.

Our Board, upon the recommendation of our Executive Compensation Committee, awarded Mr. Norton incentive compensation for 2024 as our President and Chief
Executive Officer, including payment of an annual short-term cash incentive award of $2,800,700 in recognition of his performance and leadership during the year and the grant of a long-term equity incentive award with a grant date target value of $8.0 million. Consistent with our executive compensation philosophy, a majority of Mr.
Norton’s total direct compensation of approximately $11.7 million for 2024 was incentive-based and at-risk, as illustrated by the chart on the right. (For more details, see pages 83-84, 93.)
2024 CEO COMPENSATION

8%
24%
68%
92%
At-Risk
Base Salary
Annual Short-term Cash Incentive Award
Long-term Equity Incentive Award Value

Consistent with our executive compensation philosophy, a majority of 2024 total direct compensation for our named executive officers other than Mr. Norton was incentive-based and at-risk, as illustrated by the chart on the right. (For more details, see pages 83-84, 93.)
AVERAGE PAY MIX – OTHER NAMED EXECUTIVE OFFICERS

13%
87%
At-Risk
30%
57%
Base Salary
Annual Short-term Cash Incentive Award
Long-term Equity Incentive Award Value

2025 ONEOK, Inc. Proxy Statement	15
Summary Proxy Information
SHAREHOLDER ACTIONS

Election Of Directors
You will find in this proxy statement important information about the qualifications and experience of the ten director nominees, each of whom is a current director. The Corporate Governance Committee performs an annual assessment of the performance of the Board to ensure that our directors have the skills and experience to effectively oversee our company. All of our directors have proven leadership, sound judgment, integrity and a commitment to the success of our company.

Our Board recommends that shareholders VOTE IN FAVOR of each nominee for election.

Ratification of Our Independent Auditor
You will also find in this proxy statement important information about our independent auditor, PricewaterhouseCoopers LLP. We believe
PricewaterhouseCoopers LLP continues to provide high-quality service to our company.

Our Board recommends that shareholders VOTE IN FAVOR of ratification.

Approval of the ONEOK, Inc. 2025 Equity Incentive Plan We are seeking approval of the ONEOK, Inc. 2025 Equity Incentive Plan.

Our Board recommends that shareholders VOTE IN FAVOR of the approval of the ONEOK, Inc. 2025 Equity Incentive Plan.

Approval of the ONEOK, Inc. 2025 Employee Stock Award Program We are seeking approval of the ONEOK, Inc. 2025 Employee Stock Award Program.

Our Board recommends that shareholders VOTE IN FAVOR of the approval of the ONEOK, Inc. 2025 Employee Stock Award Program.

16	2025 ONEOK, Inc. Proxy Statement
Summary Proxy Information

Advisory Vote on Executive Compensation
Our shareholders have the opportunity to cast a non-binding, advisory vote on our executive compensation program. As recommended by our shareholders at our 2023 annual meeting, we provide our shareholders with an annual opportunity to vote on executive compensation.
Shareholders holding 95.4% of our shares that were voted on our executive compensation program, including abstentions, at our 2024 annual meeting supported the design and practices of our executive compensation program. In evaluating this “say-on-pay” proposal, we recommend that you review our Compensation Discussion and Analysis in this proxy statement (beginning on page 73), which explains how and why the Executive Compensation Committee made its 2024 executive compensation decisions.

Our Board recommends that shareholders VOTE IN FAVOR of our executive compensation program.

Votes Required for Approval of the Proposals
The votes required for each proposal are summarized below, together with information regarding treatment of abstentions and broker non-votes for each proposal:

Proposal	How does the Board recommend that shareholders vote?	Votes required for approval when quorum is present	Abstentions	Broker non-votes

1.Election of Directors	The Board recommends that you vote FOR each nominee for election.	Majority of the votes cast by shareholders present online or by proxy and entitled to vote	Do not count as votes cast and have no effect on the outcome of the vote	Do not count as votes cast and have no effect on the outcome of the vote

2.Ratification of our Independent Auditor	The Board recommends that you vote FOR the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2025.	Majority of the voting power of shareholders present online or by proxy and entitled to vote	Have the same effect as votes against this proposal
There are no broker non-votes on
the auditor proposal because it is
a routine item. Shares not voted in
the discretion of a brokerage firm
or similar person have the same
effect as votes against
this proposal

3.Vote to approve the ONEOK, Inc. 2025 Equity Incentive Plan	The Board recommends that you vote FOR the approval of the ONEOK, Inc. 2025 Equity Incentive Plan.	Majority of the voting power of shareholders present online or by proxy and entitled to vote	Have the same effect as votes against this proposal	Do not count as shares entitled to vote and have no effect on the outcome of the vote

4.Vote to approve the ONEOK, Inc. 2025 Employee Stock Award Program	The Board recommends that you vote FOR the approval of the ONEOK, Inc. 2025 Employee Stock Award Program.	Majority of the voting power of shareholders present online or by proxy and entitled to vote	Have the same effect as votes against this proposal	Do not count as shares entitled to vote and have no effect on the outcome of the vote

5.Advisory Vote on Executive Compensation	The Board recommends that you vote FOR the approval, on an advisory basis, of the company’s executive compensation program.	Majority of the voting power of shareholders present online or by proxy and entitled to vote	Have the same effect as votes against this proposal	Do not count as shares entitled to vote and have no effect on the outcome of the vote

2025 ONEOK, Inc. Proxy Statement	17

ABOUT THE 2025 ANNUAL MEETING

The following questions and answers are provided for your convenience and briefly address some commonly asked questions about our 2025 annual meeting of shareholders. Please also consult the more detailed information contained elsewhere in this proxy statement and the documents referred to in this proxy statement.
Why Did I Receive These Proxy Materials?
We are providing these proxy materials in connection with the solicitation by the Board of proxies to be voted at our 2025 annual meeting of shareholders and at any adjournment or postponement of the meeting.
You are invited to attend our annual meeting of shareholders on May 21, 2025, at 9:00 a.m. Central Daylight Time. This year’s meeting will be held as a virtual meeting only and will be conducted via live webcast. You will not be able to attend the annual meeting in person.
By continuing to hold our annual meeting virtually, our shareholders will be able to join us from any location around the world, enabling increased shareholder attendance and participation, providing a cost savings to both us and our shareholders while contributing to our sustainability efforts by reducing the environmental footprint of our annual meeting.
Who is Soliciting My Proxy?
Our Board is sending you this proxy statement in connection with its solicitation of proxies for use at our 2025 annual meeting of shareholders.
Certain of our directors, officers and employees also may solicit proxies on our behalf in person or by mail, telephone, fax or email.
How Do I Attend the Annual Meeting?
The annual meeting will be held as a virtual meeting only. You will not be able to attend the annual meeting in person.
In order to virtually attend the annual meeting online, shareholders must register online at www.proxydocs.com/oke. As part of the registration process, you will need to enter the control number found on your proxy card, voting information form or notice you previously received. Those holding their shares through an intermediary, such as a bank, broker, or nominee, who want to participate should request a control number from their intermediary in advance of the meeting.
Upon completion of your registration, you will receive further instructions via email, including a unique link that will allow you access to the annual meeting and to vote and submit questions during the annual meeting.
On the day of the annual meeting, May 21, 2025, shareholders may begin to log in to the live webcast platform fifteen minutes before the meeting starts. The annual meeting will start promptly at 9:00 a.m. Central Daylight Time.
We will have technicians ready to assist you with any technical difficulties you may have accessing the annual meeting. If you encounter any difficulties accessing the live webcast platform, including any difficulties voting or submitting questions, you may reference a frequently asked questions link that will be posted in your instructional email. A shareholder may also call a technical support number which is provided within the frequently asked questions site.
If there are any technical issues in convening or hosting the annual meeting, we will promptly issue a news release and post information to our website at www.oneok.com on the Investors page, including information on when the meeting will be reconvened.

18	2025 ONEOK, Inc. Proxy Statement
About the 2025 Annual Meeting
Who May Attend and Vote at the Annual Meeting?
All shareholders who held shares of our common stock at the close of business on March 24, 2025, may attend and vote at the meeting using the methods described above and below.
How Do I Submit Questions at the Annual Meeting?
It is our desire for the live webcast platform to approximate an in-person experience. Shareholders who have logged in to the live webcast platform may ask questions at the annual meeting in accordance with the rules of conduct that will be made available on the live webcast platform. An audio archive of the annual meeting, including the question-and-answer session, will be posted to our website at www.oneok.com on the Investors page within a few days after adjournment.
We will endeavor to answer as many questions submitted by shareholders as time permits. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or company business.
If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. If there are pertinent questions that cannot be answered during the meeting due to time constraints, we will post the questions and answers to our website at
www.oneok.com on the Investors page within a few days after adjournment.
How Do Shareholders of Record Cast Their Vote?
If you were a shareholder of record at the close of business on the record date of March 24, 2025, you have the right to vote the shares you held of record that day online during the annual meeting. To cast your vote online, you must complete the registration process described above; log in to the live webcast platform and follow the voting instructions on the live webcast platform.
You may also appoint a proxy through the internet, by telephone or by mail to vote your shares on your behalf. The internet and telephone methods of voting generally are available 24 hours a day and will ensure that your proxy is confirmed and posted immediately. These methods of voting are also available to shareholders who hold their shares in our Direct Stock Purchase and Dividend Reinvestment Plan and our 401(k) Plan, which includes matching and profit-sharing contributions (the “401(k) Plan”).
You may revoke your proxy at any time before the annual meeting by following the procedures outlined below under the caption “What can I do if I change my mind after I vote my shares?”
Please help us save time and postage costs by appointing a proxy via the internet or by telephone.
When you appoint a proxy via the internet, by telephone or by mailing a signed proxy card, you are appointing Julie H. Edwards, Board Chair, and
Lyndon C. Taylor, Executive Vice President, Chief Legal Officer and Assistant Secretary, as your representatives at the annual meeting, and they will vote your shares as you have instructed them. If you appoint a proxy via the internet, by telephone or by mailing a signed proxy card but do not provide voting instructions, your shares will be voted FOR the election of each proposed director nominee named in this proxy statement, and FOR
Proposals 2, 3, 4 and 5.

2025 ONEOK, Inc. Proxy Statement	19
About the 2025 Annual Meeting
To appoint a proxy to vote your shares on your behalf, please select from the following options:
Voting Options

Via the Internet
•Go to the website at www.proxypush.com/oke, which is available 24 hours a day, seven days a week, until 11:59 p.m.
Central Daylight Time on May 20, 2025.
•Enter the control number that appears on your proxy card. This process is designed to verify that you are a shareholder and allows you to vote your shares and confirm that your instructions have been properly recorded.
•Follow the simple instructions.
•If you appoint a proxy via the internet, you do not have to return your proxy card.

By Telephone
•On a touch-tone telephone, call toll-free 1-866-883-3382, 24 hours a day, seven days a week, until 11:59 p.m. Central Daylight
Time on May 20, 2025.
•Enter the control number that appears on your proxy card. This process is designed to verify that you are a shareholder and allows you to vote your shares and confirm that your instructions have been properly recorded.
•Follow the simple recorded instructions.
•If you appoint a proxy by telephone, you do not have to return your proxy card.

By Mail
•Mark your selections on the proxy card.
•Date and sign your name exactly as it appears on your proxy card.
•Mail the proxy card in the enclosed postage-paid envelope.
•If mailed, your completed and signed proxy card must be received prior to the commencement of voting at the annual meeting.

What if My Shares Are Held by My Broker or Similar Person?
If your shares are held in a brokerage account or by a similar person, your shares are considered to be held “in street name.” If you held shares in street name as of the record date of March 24, 2025, this proxy statement and our 2024 annual report to shareholders should have been forwarded to you by your broker or similar person, together with a voting instruction card. You have the right to direct your broker or similar person how to vote your shares by using the voting instruction card or by following any instructions provided by your broker or similar person for voting via the internet or telephone.
Under the rules of the NYSE, unless you provide your broker or similar person with your instructions on how to vote your shares, they will be permitted to exercise their discretion to vote your shares only on the ratification of the selection of our independent registered public accounting firm
(Proposal 2) and will not be able to vote your shares on any of the other matters to be presented at the annual meeting. Consequently, unless you respond to their request for your voting instructions in a timely manner, your shares held through your broker or similar person will not be voted on any of these other matters (which is referred to as a “broker non-vote”).
Please provide your voting instructions to your broker or similar person so that your shares may be voted.

20	2025 ONEOK, Inc. Proxy Statement
About the 2025 Annual Meeting
What Can I Do if I Change My Mind After I Vote My Shares?
If you were a shareholder of record at the close of business on the record date, you have the right to revoke your proxy at any time before it is voted at the meeting by:
•notifying our corporate secretary in writing;
•authorizing a later proxy via the internet or by telephone;
•returning a later-dated proxy card; or
•voting online at the meeting.
If your shares are held in a brokerage account or by a similar person, you may revoke any voting instructions you may have previously provided only in accordance with revocation instructions provided by your broker or similar person.
Is My Vote Confidential?
Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed and returned directly to our stock transfer agent who is responsible for tabulating the vote in a manner that protects your voting privacy. It is our policy to protect the confidentiality of shareholder votes throughout the voting process. The vote of any shareholder will not be disclosed to our directors, officers or employees, except:
•to meet legal requirements;
•to assert or defend claims for or against us; or
•in those limited circumstances where:
•a proxy solicitation is contested (which, to our knowledge, is not the case in connection with the 2025 annual meeting),
•a shareholder writes comments on a proxy card, or
•a shareholder authorizes disclosure.
The vote tabulator and the inspector of the election has been, and will remain, independent of us. This policy does not prohibit shareholders from disclosing the nature of their votes to our directors, officers or employees, or prevent us from voluntarily communicating with our shareholders, ascertaining which shareholders have voted or making efforts to encourage shareholders to vote.
Who Will Count the Vote?
Representatives of our stock transfer agent, Equiniti Trust Company, LLC will tabulate the votes and act as the inspector of the election.
How is Common Stock Held in Our 401(K) Plan Voted?
In order to vote shares of our common stock held through our 401(k) Plan, you must instruct the trustee of the 401(k) Plan, Fidelity Management
Trust Company, how to vote those shares by providing your instructions via the internet, by telephone or by mail in the manner outlined above. If you fail to provide your instructions or if you return an instruction card with an unclear voting designation or with no voting designation at all, then the trustee will vote the shares in your account in proportion to the way the other participants in the 401(k) Plan vote their shares. These votes receive the same confidentiality as all other shares voted.
To allow sufficient time for voting by the trustee of our 401(k) Plan, your voting instructions must be received by 11:59 p.m. Central
Daylight Time on May 18, 2025.

2025 ONEOK, Inc. Proxy Statement	21
About the 2025 Annual Meeting
How Will Shares for Which a Proxy is Appointed Be Voted on
Any Other Business Conducted at the Annual Meeting That is
Not Described in This Proxy Statement?
Although we do not know of any business to be considered at the 2025 annual meeting other than the proposals described in this proxy statement, if any other business is properly presented at the annual meeting, your proxy gives authority to Julie H. Edwards, Board Chair, and Lyndon C. Taylor,
Executive Vice President, Chief Legal Officer and Assistant Secretary, to vote your shares on such matters at their discretion.
What Shares Are Included on the Proxy Card(s)?
The shares included on your proxy card(s) represent all of the shares that you owned of record as of the close of business on March 24, 2025, including those shares held in our Direct Stock Purchase and Dividend Reinvestment Plan, but excluding any shares held for your account by Fidelity
Management Trust Company, as trustee for our 401(k) Plan. If you do not authorize a proxy via the internet, by telephone or by mail, your shares, except for those shares held in our 401(k) Plan, will not be voted. Please refer to the discussion above for an explanation of the voting procedures for your shares held in our 401(k) Plan.
What Does It Mean if I Receive More Than One Proxy Card?
If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards, or appoint a proxy via the internet or by telephone, to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address whenever possible.
Why Did We Receive Just One Copy of the Proxy Statement
and Annual Report When We Have More Than One Stock
Account in Our Household?
We have adopted a procedure approved by the Securities and Exchange Commission called “householding.” This procedure permits us to send a single copy of the proxy statement and annual report to a household if the shareholders provide written or implied consent. Shareholders with multiple accounts that share the same last name and household mailing address will receive a single copy of shareholder documents (annual report, proxy statement, or other informational statement) unless we are instructed otherwise. Shareholders will continue to receive a separate proxy card for each stock account. We previously mailed a notice to eligible registered shareholders stating our intent to utilize this rule unless the shareholder provided an objection.
If you are a registered shareholder and received only one copy of the proxy statement and annual report in your household, we will promptly deliver copies, to the extent you request them, for each member of your household who was a registered shareholder as of the record date. You may make this request by calling EQ Shareowner Services at 1-866-235-0232 or by providing written instructions to EQ Shareowner Services,
Attn: Householding/ONEOK, Inc., P.O. Box 64854, St. Paul, Minnesota 55164-0854. You also may contact EQ Shareowner Services in the same manner if you are currently receiving a single copy of the proxy statement and annual report in your household and desire to receive separate copies in the future for each member of your household who is a registered shareholder or if your household is currently receiving multiple copies of the proxy statement and annual report and you desire to receive a single copy in the future for your entire household.
If you are not a registered shareholder and your shares are held through a broker or similar person, you will need to contact that entity to revoke your election and receive multiple copies of these documents.

22	2025 ONEOK, Inc. Proxy Statement
About the 2025 Annual Meeting
Is There a List of Shareholders Entitled to Vote at the
Annual Meeting?
The names of shareholders of record entitled to vote at the annual meeting will be available for examination by any shareholder for a purpose germane to the meeting at the annual meeting via the live webcast platform and for ten days prior to the meeting between the hours of 9:00 a.m. and
4:30 p.m. Central Daylight Time at our principal executive offices at 100 West Fifth Street, Tulsa, Oklahoma 74103, and may be viewed by contacting our corporate secretary.
May I Access the Notice of Annual Meeting, Proxy Statement,
2024 Annual Report and Accompanying Documents on
the Internet?
Important Notice Regarding Internet Availability of Proxy Materials for the Shareholder Meeting to be held on May 21, 2025. This notice of annual meeting, proxy statement, form of proxy and our 2024 annual report to shareholders are being distributed and made available on or about April 2, 2025. This proxy statement and our 2024 annual report to shareholders are also available on our website at www.oneok.com.
Additionally, in accordance with rules of the Securities and Exchange Commission, you may access this proxy statement, our 2024 annual report and any other proxy materials at www.proxydocs.com/oke.
Instead of receiving future copies of our proxy and annual report materials by mail, shareholders may elect to receive an email that will provide electronic links to these proxy and annual report materials. Opting to receive your proxy materials online will save us the cost of producing and mailing documents to your home or business and also will give you an electronic link to the proxy voting site. You may log on to
www.proxypush.com/oke and follow the prompts to enroll in the electronic proxy delivery service. If you hold your shares in a brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information provided in the proxy materials mailed to you by your broker or other holder of record of your shares regarding the availability of this service.
What Out-of-pocket Costs Will We Incur in Soliciting Proxies?
Sodali & Co, 333 Ludlow St., 5th Floor, South Tower, Stamford, Connecticut 06902, will assist us in the distribution of proxy materials and solicitation of votes for a fee of $11,000, plus out-of-pocket expenses. We also reimburse brokerage firms, banks and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to our shareholders. We will pay all costs of soliciting proxies.
How Can I Find Out the Results of the Voting at the
Annual Meeting?
Preliminary voting results will be announced at the annual meeting. Voting results will be published in a Current Report on Form 8-K that we will file with the Securities and Exchange Commission within four business days after the annual meeting.

2025 ONEOK, Inc. Proxy Statement	23

OUTSTANDING STOCK AND VOTING

MATTERS TO BE VOTED UPON
At the annual meeting, the following matters will be voted upon:
1.The election of each of the ten nominees for director named in this proxy statement to serve a one-year term;
2.The ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending
December 31, 2025;
3.Approval of the ONEOK, Inc. 2025 Equity Incentive Plan;
4.Approval of the ONEOK, Inc. 2025 Employee Stock Award Program;
5.An advisory vote on executive compensation; and
6.Such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.
VOTING
Only shareholders of record at the close of business on March 24, 2025, are entitled to receive notice of and to vote at the annual meeting. As of that date, 624,621,647 shares of our common stock were outstanding. Each outstanding share entitles the holder to one vote on each matter submitted to a vote of shareholders at the meeting.
Shareholders of record may vote online or by proxy at the annual meeting. All properly submitted proxies received prior to the commencement of voting at the annual meeting will be voted in accordance with the voting instructions contained on the proxy. Shares for which signed proxies are properly submitted without voting instructions will be voted:
1.FOR the election of each of the ten nominees for director named in this proxy statement to serve a one-year term;
2.FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending
December 31, 2025;
3.FOR the approval of the ONEOK, Inc. 2025 Equity Incentive Plan;
4.FOR the approval of the ONEOK, Inc. 2025 Employee Stock Award Program; and
5.FOR the advisory vote on executive compensation.
While we know of no other matters that are likely to be brought before the meeting, in the event any other business properly comes before the meeting, proxies will be voted at the discretion of the persons named in the proxy, Julie H. Edwards and Lyndon C. Taylor. Ms. Edwards and Mr.
Taylor were designated by the Board to serve as proxies.
To vote shares held “in street name” through a broker or similar person, a shareholder must provide voting instructions to them. Brokerage firms and similar persons are required to request voting instructions for shares they hold on behalf of their customers and others. We encourage you to provide instructions to your brokerage firm or similar person on how to vote your shares. If your shares are held “in street name,” to be able to vote those shares online at the annual meeting, you must obtain a proxy, executed in your favor, from the broker or similar person who held those shares as of the close of business on March 24, 2025.
The rules of the NYSE determine whether proposals presented at shareholder meetings are routine or non-routine. If a proposal is routine, a broker or similar person holding shares for an owner in street name may vote for the proposal without receiving voting instructions from the owner under certain circumstances. If a proposal is non-routine, the broker or similar person may vote on the proposal only if the owner has provided voting instructions. A “broker non-vote” occurs when the broker or similar person is unable to vote on a proposal because the proposal is non-routine and the owner has not provided voting instructions. Under the rules of the NYSE, Proposals 1, 3, 4, and 5 are considered to be non-routine, and

24	2025 ONEOK, Inc. Proxy Statement
Outstanding Stock and Voting
Proposal 2 is considered to be routine. Accordingly, if you do not provide voting instructions to your brokerage firm or similar person holding your shares, they will not be permitted under the rules of the NYSE to vote your shares on Proposals 1, 3, 4, and 5, and they will be permitted to vote your shares only on Proposal 2 at their discretion.
Please provide your voting instructions to your broker or similar person so that your shares may be voted.
Representatives of our stock transfer agent, Equiniti Trust Company, LLC will be responsible for tabulating and certifying the votes cast at the meeting.
QUORUM
The holders of a majority of the shares entitled to vote at the annual meeting, present online or by proxy, constitute a quorum for the transaction of business at the annual meeting. In determining whether we have a quorum, we count abstentions and broker non-votes as present.
If a quorum is not present at the scheduled time of the meeting, the shareholders who are present online or by proxy may adjourn the meeting until a quorum is present. If the time and place of the adjourned meeting are announced at the time the adjournment is taken, no other notice need be given. However, if the adjournment is for more than 30 days, or if a new record date is set for the adjourned meeting, notice will be given to each shareholder entitled to receive notice of, and to vote at, the meeting.
VOTES REQUIRED
Proposal 1 – Election of Directors
Our By-laws provide for majority voting for directors in uncontested elections. We expect that the election of directors at our 2025 annual meeting will be uncontested. Under the majority voting standard, the election of directors is decided by the affirmative vote of a majority of the votes cast with respect to that nominee’s election by the shareholders present online or by proxy at the meeting and entitled to vote for the election of directors. In other words, to be elected a nominee must receive a number of “for” votes that exceeds the number of “against” votes cast with respect to that director’s election. Abstentions and broker non-votes, if any, do not count as “for” or “against” votes cast with respect to the election of directors.
Under Oklahoma law, if an incumbent director who is a nominee does not receive, in an uncontested election, the requisite majority vote to be elected at an annual meeting, that director remains in office as a “holdover” director. However, our Corporate Governance Guidelines require that such a director must promptly, following certification of the shareholder vote, tender his or her resignation to our Board. The Board, excluding the director who tendered the resignation, will then evaluate the resignation in light of the best interests of our company and our shareholders in determining whether to accept or reject the resignation, or whether other action should be taken. In reaching its decision, the Board may consider any factors it deems relevant, including the director’s qualifications, the director’s past and expected future contributions to the company, the overall composition of the Board and whether accepting the tendered resignation would cause the company to fail to comply with any applicable rule or regulation (including NYSE listing requirements and the federal securities laws). The Board will act on the tendered resignation and publicly disclose its decision and rationale within 90 days following certification of the shareholder vote.
Proposal 2 – Ratification of Selection of
PricewaterhouseCoopers LLP as our Independent
Registered Public Accounting Firm for the Year Ending
December 31, 2025
In accordance with our By-laws, approval of Proposal 2 requires the affirmative vote of a majority of the voting power of the shareholders present online or by proxy and entitled to vote on the proposal at the meeting. Abstentions will have the same effect as votes against Proposal 2. If you do not provide voting instructions to your brokerage firm or similar person holding your shares, they will be permitted to vote your shares on Proposal 2 at their discretion.

2025 ONEOK, Inc. Proxy Statement	25
Outstanding Stock and Voting
Proposal 3 – Approval of the ONEOK, Inc. 2025 Equity
Incentive Plan
In accordance with our By-laws, approval of Proposal 3 requires the affirmative vote of a majority of the voting power of the shareholders present online or by proxy and entitled to vote on the proposal at the meeting. Abstentions will have the same effect as votes against Proposal 3. If you do not provide voting instructions to your brokerage firm or similar person holding your shares, they will not be permitted to vote your shares on
Proposal 3. Broker non-votes do not count as shares entitled to vote for purposes of determining the outcome of the vote on Proposal 3.
Proposal 4 – Approval of the ONEOK, Inc. 2025 Employee
Stock Award Program
In accordance with our By-laws, approval of Proposal 4 requires the affirmative vote of a majority of the voting power of the shareholders present online or by proxy and entitled to vote on the proposal at the meeting. Abstentions will have the same effect as votes against Proposal 4. If you do not provide voting instructions to your brokerage firm or similar person holding your shares, they will not be permitted to vote your shares on
Proposal 4. Broker non-votes do not count as shares entitled to vote for purposes of determining the outcome of the vote on Proposal 4.
Proposal 5 – Advisory Vote on Executive Compensation
In accordance with our By-laws, approval of Proposal 5 requires the affirmative vote of a majority of the voting power of the shareholders present online or by proxy and entitled to vote on the proposal at the meeting. Abstentions will have the same effect as votes against Proposal 5. If you do not provide voting instructions to your brokerage firm or similar person holding your shares, they will not be permitted to vote your shares on
Proposal 5. Broker non-votes do not count as shares entitled to vote for purposes of determining the outcome of the vote on Proposal 5.
REVOKING A PROXY
Any shareholder may revoke his or her proxy at any time before it is voted at the meeting by (i) notifying our corporate secretary in writing (the mailing address of our corporate secretary is 100 West Fifth Street, Tulsa, Oklahoma 74103), (ii) authorizing a later proxy via the internet or by telephone, (iii) returning a later dated proxy card or (iv) voting online at the meeting. A shareholder’s presence without voting at the annual meeting will not automatically revoke a previously delivered proxy and any revocation during the meeting will not affect votes previously taken at the meeting.
If your shares are held by a brokerage firm or similar person, you may revoke any voting instructions you may have previously provided in accordance with the revocation instructions provided by the broker or similar person.
PROXY SOLICITATION
Solicitation of proxies will be primarily by mail and telephone. We have engaged Sodali & Co, 333 Ludlow St., 5th Floor, South Tower, Stamford,
Connecticut 06902, to solicit proxies for a fee of $11,000, plus out-of-pocket expenses. In addition, certain of our officers, directors and employees may solicit proxies on our behalf in person or by mail, telephone, fax or email, for which such persons will receive no additional compensation. We will pay all costs of soliciting proxies. We will also reimburse brokerage firms, banks and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to our shareholders.
In connection with our solicitation of proxies for our 2026 annual meeting, we intend to file a proxy statement and WHITE proxy card with the
Securities and Exchange Commission. Shareholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the Securities and Exchange Commission without charge from the Securities and Exchange Commission’s website at: www.sec.gov.

26	2025 ONEOK, Inc. Proxy Statement

GOVERNANCE OF THE COMPANY

Our Board and management are committed to maintaining strong corporate governance practices that allocate rights and responsibilities among our
Board, management and shareholders in a manner that benefits the long-term interest of our shareholders. Our corporate governance practices are designed not only to satisfy regulatory and stock exchange requirements, but also to provide for effective oversight and management of our company.
Our Corporate Governance Committee engages in a regular process of reviewing our corporate governance practices, including comparing our practices with those recommended by various corporate governance authorities, the expectations of our shareholders and the practices of other leading public companies. Our Corporate Governance Committee also regularly reviews our corporate governance practices in light of proposed and adopted laws and regulations, including the rules of the Securities and Exchange Commission and the rules and listing standards of the NYSE.
CORPORATE GOVERNANCE GUIDELINES
Our Board has adopted Corporate Governance Guidelines that address key areas of our corporate governance, including, among others: the Board’s mission and responsibilities; Board membership and leadership; the structure and function of the Board’s committees; meetings of the Board and its committees, including attendance requirements and executive sessions; Board compensation; Board and officer share-ownership requirements;
succession planning; evaluation of the performance of our Board; and Board access to management and independent advisors. Our Board annually reviews our Corporate Governance Guidelines and may revise the guidelines from time to time as conditions warrant. The full text of our Corporate
Governance Guidelines is published on and may be printed from our website at www.oneok.com and is also available from our corporate secretary upon request.
CODE OF BUSINESS CONDUCT AND ETHICS
The foundation of our Code of Business Conduct and Ethics ("Code"), titled “ONE Way to Work,” is built upon our core values. Directors, officers
(including our principal executive and financial officers, principal accounting officer, controllers and other persons performing similar functions) and employees are required to adhere to our Code in addressing the legal and ethical issues encountered in conducting their work for our company. The
Code covers subjects such as workplace conduct, insider trading and conflicts of interest, inclusion, environmental protection and sustainability, health and safety at work, community support and human rights, use of company assets, confidential information and intellectual property, data privacy, fair competition, anti-bribery and anti-corruption, gifts and entertainment, financial integrity and government interactions, among others. The
Code is fully digital and interactive allowing directors, officers and employees to easily navigate to other relevant company policies or to report violations of the Code.
All employees, directors and officers are required annually to complete Code training and to certify that they are in compliance with the Code and are not aware of any non-compliance. In addition, they are required to report any conduct that they believe to be an actual or apparent violation of our
Code.
The full text of our Code is published on and may be printed from our website at www.oneok.com and is also available from our corporate secretary upon request. We intend to disclose on our website any future amendments to, or waivers from, our Code, with respect to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, in accordance with the rules of the
Securities and Exchange Commission and the listing standards of the NYSE.

2025 ONEOK, Inc. Proxy Statement	27
Governance of the Company
BUSINESS PARTNER CODE OF CONDUCT
Our business partners, whether a supplier, consultant, vendor, contractor, agent or other third-party provider, act as an extension of our business and share the responsibility to work ethically and to continually reflect our Mission, Vision and Core Values. Accordingly, the company implemented a
Business Partner Code of Conduct (“Business Partner Code”), titled “ONE Way to Partner,” to help guide our business partners throughout our partnership. ONEOK expects all business partners to comply with the Business Partner Code and with all applicable laws, regulations, guidelines and industry standards.
The Business Partner Code addresses topics such as health and safety, workforce inclusion, conflicts of interest, anti-bribery and anti-corruption, and human rights. It is also fully digital and interactive allowing business partners to easily navigate content.
Our business partners are provided the Business Partner Code and must acknowledge their compliance. Business partners are encouraged to contact ONEOK Compliance and Ethics or the ONEOK Hotline with questions or concerns and may do so anonymously.
The full text of our Business Partner Code is published on and may be printed from our website at www.oneok.com.
DIRECTOR INDEPENDENCE
Our Corporate Governance Guidelines provide that a majority of our Board will be “independent” under the applicable independence requirements of the NYSE. These guidelines and the rules of the NYSE provide that, in qualifying a director as “independent,” the Board must make an affirmative determination that the director has no material relationship with our company, either directly or as a partner, shareholder or officer of an organization that has a relationship with our company. In making this determination with respect to each director serving on the Executive Compensation
Committee, the Board is required, under the rules of the NYSE, to consider all factors specifically relevant to determining whether the director has a relationship with our company that is material to that director’s ability to be independent from management in connection with the duties of a member of that committee.
Our Board has also adopted Director Independence Guidelines that specify the types of relationships the Board has determined to be categorically immaterial. Directors who meet these standards are considered to be “independent.” The full text of our Director Independence Guidelines is published on and may be printed from our website at www.oneok.com and is also available from our corporate secretary upon request.
Our Board has determined affirmatively that Board members Brian L. Derksen, Julie H. Edwards, Lori A. Gobillot, Mark W. Helderman, Randall J.
Larson, Pattye L. Moore, Eduardo A. Rodriguez, Gerald B. Smith, and Wayne T. Smith have no material relationship with our company, and each qualifies as “independent” under our Corporate Governance Guidelines, our Director Independence Guidelines and the rules of the NYSE.
Accordingly, nine out of our ten directors as of the date of this proxy statement qualify as independent.
The Board also previously determined that Steven J. Malcolm and Jim W. Mogg each qualified as “independent” under our Corporate Governance
Guidelines, our Director Independence Guidelines and the rules of the NYSE for the period in which they served as directors during 2024.
BOARD LEADERSHIP STRUCTURE
During 2024, our Board was led by Julie H. Edwards, our independent Board Chair.
Ms. Edwards is the first female Board Chair in the company’s 119-year history.
Our Audit Committee, Corporate Governance Committee and Executive Compensation Committee were each led by a chair, each of whom is an independent director.
Our Corporate Governance Guidelines provide that the Board retains the authority, in the exercise of its discretion, to combine or separate the offices of Board Chair and Chief Executive Officer. Our Board reviews the issue as a part of its succession-planning process, based on the individuals then available and the circumstances then presented. The Board believes it is advantageous for the Board to maintain the flexibility to determine the issue on a case-by-case basis and, if necessary, to change the Board leadership structure at any time if it determines doing so is in the best interests of our company and our shareholders.

28	2025 ONEOK, Inc. Proxy Statement
Governance of the Company
LEAD INDEPENDENT DIRECTOR
Our Corporate Governance Guidelines provide that if the offices of the Board Chair and the Chief Executive Officer are combined, or if the company has a non-independent Board Chair, or in the absence of a Board Chair, then the Chair of the Corporate Governance Committee, who shall have served as a director for a minimum of three years, shall serve as the lead independent director. Our guidelines also specify the duties of the lead independent director. In addition, the lead independent director has the authority to call meetings of the independent directors and, if requested by major shareholders, will be made reasonably available by the company for consultation and direct communication with such shareholders.
With Ms. Edwards serving as independent Board Chair, the company does not currently have a lead independent director.
BOARD REFRESHMENT
Our Corporate Governance Committee and Board are continuously and actively engaged in board recruitment activities, with such topic being discussed at 17 committee or Board meetings since February 2022.
Attributes important in consideration of potential director candidates include, among others, leadership/chief executive officer experience, board or related energy industry knowledge, and transformational thinking.
Board recruitment activities include, but are not limited to, collecting and reviewing names and biographical information of numerous potential director candidates, eliminating many due to obvious conflicts and other factors, and prioritizing the remaining potential director candidates.
CEO AND SENIOR MANAGEMENT
SUCCESSION PLANNING
A key responsibility of the chief executive officer and the Board is ensuring that an effective process is in place to provide continuity of leadership over the long-term at all levels in our company. Each year, succession-planning reviews are held at significant organizational levels of the company, culminating in a full review of senior leadership talent by our independent directors. During this review, the chief executive officer, the Board Chair and the independent directors discuss future candidates for senior leadership positions, succession timing for those positions and development plans for the highest-potential candidates. This process ensures continuity of leadership over the long-term, and it forms the basis on which our company makes ongoing leadership assignments.
CORPORATE STRATEGY
Our Board is actively involved in overseeing, reviewing and guiding our corporate strategy. Our Board formally reviews our company’s business strategy, including the risks and opportunities facing our company and its businesses, at an annual strategic planning session. In addition, long-range strategic issues, including the performance and strategic fit of our businesses, are discussed as a matter of course at regular Board meetings. Our
Board regularly discusses corporate strategy with management throughout the year, formally as well as informally, and during executive sessions of the Board as appropriate. As discussed in “Risk Oversight” below, our Board views risk management and oversight as an integral part of our strategic planning process, including mapping key risks to our corporate strategy and seeking to manage and mitigate risk. Our Board also views its own composition as a critical component to effective strategic oversight. Accordingly, our Board and relevant Board committees consider our business strategy and the company’s regulatory, geographic and market environments when assessing Board composition, director succession, executive compensation and other matters of importance.

2025 ONEOK, Inc. Proxy Statement	29
Governance of the Company
SHAREHOLDER ENGAGEMENT
Our Board believes that accountability to shareholders is a mark of good corporate governance and that regular shareholder engagement is important to our company’s success. Our company’s management team and investor relations department frequently engage with shareholders on a variety of topics, with particular focus on matters relating to our company’s publicly disclosed strategy and financial performance. During 2024, members of our management team and our investor relations department participated in approximately 20 investor conferences or events and held approximately 450 discussions with investment firms.
Our management team and investor relations department also engage with shareholders to discuss matters relating to governance, compensation, safety, the environment, social responsibility and other current and emerging issues that the Board and our management understand are important to our shareholders. In addition to this direct engagement, our company also maintains a number of complementary mechanisms that allow our shareholders to effectively communicate with our Board, including:
•Conducting the election of directors annually with a majority voting standard;
•Conducting an annual advisory vote to approve executive compensation;
•Maintaining an investor relations website;
•Regular meetings by our management team and investor relations department with investors and analysts;
•If requested by major shareholders, the Board Chair, lead independent director or other independent director will be made reasonably available by the company for consultation and direct communication;
•Permitting shareholders to submit recommendations of prospective candidates for nomination by our Board for election at the annual meeting of shareholders in accordance with our Corporate Governance Guidelines;
•Permitting shareholders to nominate candidates for election at the annual meeting of shareholders in accordance with our By-laws;
•Permitting proxy access by eligible shareholders in accordance with our By-laws; and
•Providing shareholders the ability to attend and voice opinions at the annual meeting of shareholders.
RISK OVERSIGHT
Enterprise Risk Management
We engage in an annual comprehensive ERM process designed to identify and manage risk. Our annual ERM assessment is designed to enable our
Board to establish a mutual understanding with management of the effectiveness of our risk-management practices and capabilities, to review our risk exposure and to elevate certain key risks for discussion at the Board level. Risk management is an integral part of our annual strategic planning process, which addresses, among other things, the risks and opportunities facing our company.
Our ERM program is overseen by our chief financial officer. The program is designed to identify, assess, monitor and manage risks that could affect our ability to fulfill our business objectives or execute our corporate strategy. Our ERM process encompasses the identification and assessment of a broad range of risks and the development and implementation of plans to mitigate these risks. Such risks generally relate to strategic, operational, financial, regulatory compliance, climate-related considerations, ESG, cybersecurity and human capital management aspects of our business.
Not all risks can be dealt with in the same way. Some risks may be easily perceived and controllable. Other risks are unknown. Some risks can be avoided or mitigated by particular behavior, and some risks are unavoidable as a practical matter. For some risks, the potential adverse impact would be minor and, as a matter of business judgment, it may not be appropriate to allocate significant resources to avoid the risk. In other cases, the potential adverse impact could be significant, and it is prudent to expend resources to seek to avoid or mitigate the risk. Management is responsible for identifying risk and risk controls related to our significant business activities; mapping the risks to our corporate strategy; and developing programs and recommendations to determine the sufficiency of risk identification, the balance of potential risk to potential reward and the appropriate manner in which to control and mitigate risk.
The Board implements its risk-oversight responsibilities by having management provide periodic briefing and informational sessions on the significant risks our company faces and the ways in which our company is seeking to control and mitigate those risks. In some cases, as with risks relating to significant acquisitions, risk oversight is addressed as part of the full Board’s ongoing engagement with the chief executive officer and management.

30	2025 ONEOK, Inc. Proxy Statement
Governance of the Company
The Board annually reviews a management assessment of the various operational and regulatory risks facing our company, their relative magnitude and management’s plan for mitigating these risks. This review is conducted in conjunction with the Board’s review of our company’s business strategy at its annual strategic planning meeting and at other meetings as appropriate.
Management Risk Oversight and Strategy Committee
We also maintain a Risk Oversight and Strategy Committee, which consists of members of our senior management. This committee is responsible for ensuring that our exposure to commodity price and interest rate risks, as well as risks associated with marketing, trading, hedging practices, and long-term contractual commitments are monitored within the framework established by our company policies. The committee is also responsible for developing and implementing marketing and hedging strategies designed to mitigate or manage those risks within acceptable risk thresholds.
Board Committee Risk Oversight
In certain cases, a Board committee is responsible for oversight of specific risk topics. For example, the Audit Committee oversees risk issues associated with our overall financial reporting and disclosure process and legal compliance, as well as reviewing policies and procedures on risk control assessment and accounting-risk exposure, including our companywide risk control activities. The Audit Committee meets with our chief financial officer, chief enterprise services officer, chief accounting officer, chief legal officer, and our vice president, audit services, as well as with our independent registered public accounting firm, in separate executive sessions at least three times during the year at which meetings risk issues are discussed regularly.
In addition, our Executive Compensation Committee oversees risks related to our compensation programs, as discussed in greater detail elsewhere in this proxy statement, and our Corporate Governance Committee oversees risks related to our governance practices and policies.
ESG OVERSIGHT
Our Board provides key leadership, guidance and diverse energy industry and business expertise as it oversees executive management’s development and implementation of the company’s ESG practices. This oversight includes regular engagement with and updates by our CEO, executive management and others.
Our Board also conducts a biannual examination of the company’s ESG practices, performance, risks and opportunities. Such examinations have been incorporated into the company’s Audit Committee Charter, as amended and restated February 21, 2024, and are scheduled to take place at the
Board’s February and August meetings.
In 2024, these examinations covered topics such as environmental, safety and health performance, mechanical integrity, process safety, integration and continuous improvement plans, GHG emission trends, GHG emissions reduction performance, new regulatory requirements, ESG-related shareholder engagements, ESG performance, risks and opportunities.
For more information regarding the Board’s ESG oversight, the company’s sustainable governance structure, and the associated roles and responsibilities various groups and/or individuals play within that structure, see pages 42-47.
HUMAN CAPITAL MANAGEMENT OVERSIGHT
Our Board provides key leadership, guidance and diverse energy industry and business expertise as it oversees executive management’s development and implementation of the company’s human capital management practices. This oversight includes regular engagement with, and updates by, our CEO, executive management and others.
Our Board also conducts a biannual examination of the company’s human capital management practices, performance, risks and opportunities. Such examinations have been incorporated into the company’s Executive Compensation Committee Charter, as amended and restated February 21,
2024, and are scheduled to take place at the Board’s regular February and August meetings.
In 2024, these examinations covered topics such as workforce inclusion, people, culture, talent recruitment, integration, engagement, development, succession, employee benefits, business resource groups, community, awards and recognition.
For more information regarding the Board’s human capital management oversight and the company’s human capital resources, measures and objectives, see pages 48-51.

2025 ONEOK, Inc. Proxy Statement	31
Governance of the Company
CYBERSECURITY AND PHYSICAL SECURITY
Protecting Our Assets
ONEOK takes a cross-disciplinary approach to cybersecurity and physical security. We use systems and procedures designed to protect our physical and cyber assets as well as to enhance business continuity and disaster recovery preparedness.
Securing company assets is critical to ONEOK’s commitments to:
•Provide safe work environments for employees and contractors.
•Protect the personal information of its employees, contractors and customers.
•Act as a responsible member of the communities where we operate.
•Provide reliable service to customers.
•Create value for stakeholders.
Security Leadership and Governance
Security is governed by the Security Advisory Team, an executive advisory committee composed of company officers, including our chief executive officer, our chief financial officer and our chief enterprise services officer. The Security Advisory Team meets regularly to evaluate ongoing security threats and incidents, to define policy and to prioritize initiatives. Identified cybersecurity threats and incidents are monitored and assessed for materiality by this cross-functional Security Advisory Team. This assessment includes whether our Board should be informed of a threat or incident.
The Security Advisory Team is chaired by our vice president of cybersecurity and physical security who has more than twenty years of relevant experience in the field of cyber and physical security. In his role, our vice president of cybersecurity and physical security also supervises efforts to prevent, detect, mitigate and remediate cybersecurity risks and incidents through various means, which include briefings from internal security personnel, alerts and reports produced by security tools deployed in our technology infrastructure and threat intelligence and other information obtained from governmental, public or private sources, including external cybersecurity service providers. Our vice president of cybersecurity and physical security reports to our executive vice president and chief enterprise services officer, responsible for cybersecurity, information technology, enterprise optimization and innovation, among other responsibilities. Before joining ONEOK, our executive vice president and chief enterprise services officer held information technology positions of increasing responsibility.
Cybersecurity risks are communicated and discussed with our Board at least annually in conjunction with our overall ERM program. Internal Audit provides periodic updates to the Audit Committee on testing completed to meet TSA requirements. As part of its oversight responsibilities, our Board also receives frequent updates from executive management on our company’s physical and cybersecurity efforts.
Cybersecurity
Our annual ERM process encompasses the identification and assessment of a broad range of risks, including cybersecurity, and the development and testing of controls to mitigate these risks. Our ERM assessment is designed to enable our Board to establish a mutual understanding with management of the effectiveness of our risk-management practices and capabilities, to review our risk exposures and to elevate certain key risks for discussion at the Board level. Our ERM program is overseen by our chief financial officer.
Our cybersecurity risk management program is integrated with our ERM program and shares common methodologies, reporting channels and governance processes that apply across the ERM program to other legal compliance, strategic, operational and financial risk areas. Our security program generally incorporates the guidelines of the widely utilized National Institute of Standards and Technology Cybersecurity Framework, though this does not imply we meet any particular technical standards, specifications or requirements. In addition, we conduct risk assessments of enterprise third-party software and cloud vendors by utilizing security questionnaires prior to procurement. On a regular basis, we engage consultants, including external counsel and cybersecurity firms, to conduct penetration tests and architecture design reviews.
As of the date of this proxy, though the company and third parties have experienced certain non-material cybersecurity incidents, we are not aware of any cybersecurity threats, that have materially affected or are reasonably likely to materially affect us, including our business strategy, results of operations or financial condition. We face certain ongoing risks from cybersecurity threats that, if realized and material, may materially affect us, including our operations, business strategy, results of operations or financial condition. See Part 1, Item 1A “Risk Factors” for a discussion of risk factors related to cybersecurity in our Annual Report on Form 10-K for the year ended December 31, 2024.

32	2025 ONEOK, Inc. Proxy Statement
Governance of the Company
Critical Infrastructure Security
ONEOK is an essential critical infrastructure business, and cybersecurity is a top priority for our company's leadership and Board. Much of the cybersecurity surrounding our critical infrastructure environment is regulated by the TSA through specific pipeline security directives and regular inspections by the agency.
Physical Security
ONEOK implements a risk-based physical security program focused on the protection of people and assets. This includes participation in the TSA's
Pipeline Security Guidelines and collaboration with a number of agencies at a federal, state, and local level. ONEOK also uses technology as part of its physical security strategy. This includes video surveillance, as well as access control systems that limit facility and office entry to approved individuals and provide a record of individuals in a workspace at any given time. ONEOK has standardized physical security technology across our operations, including deploying common ID-badge technology.
Employee and Contractor Security Training
We provide training to help employees and contractors recognize and avoid potential security threats, and all employees are required to complete annual, job specific security training.
Security training examples:
•Industrial Control Systems (ICS): Employees operating and monitoring ONEOK ICS assets are required to complete training on specific threat indicators in the ICS environment and practices for identifying and responding to threats.
•Health Insurance Portability and Accountability Act (HIPAA): ONEOK requires training on the policies and procedures it maintains to safeguard protected health information (PHI) in accordance with HIPAA. All individuals who may have access to PHI are required to complete annual training and maintain other physical, technological, and procedural safeguards.
•SecuritySense Program: All employees are encouraged to participate in a monthly training course that covers a variety of security topics such as active shooter awareness, phishing awareness, ransomware recognition and prevention, and physical security at ONEOK facilities.
Crisis Management and Resiliency
ONEOK maintains detailed procedures covering crisis management, emergency response and incident communication, and conducts drills to practice and evaluate crisis response efforts. Drills provide ONEOK and participating authorities an opportunity to test crisis response preparedness, coordinate efforts and identify areas for improvement.
Acquisitions
ONEOK’s integration efforts are ongoing with respect to cybersecurity and physical security platforms of the companies we acquired since
September 2023.
BOARD AND COMMITTEE MEMBERSHIP
Our business, property and affairs are managed under the direction of our Board. Members of our Board are kept informed of our business through discussions with our chief executive officer and other officers, by reviewing materials provided to them periodically and in connection with Board and committee meetings, by visiting our offices and our operating facilities and by participating in meetings of the Board and its committees.
During 2024, the Board (including its committees) held 21 regular meetings and nine special meetings. At times during 2024, such meetings were held in-person, telephonically and virtually. Each of our incumbent directors who served on the Board during 2024 attended at least 92% of the aggregate of all meetings of the Board and Board committees on which they served in 2024.
Our Corporate Governance Guidelines provide that all members of our Board are expected to attend our annual meeting of shareholders. All members of our Board attended the 2024 annual meeting of shareholders, which was held virtually.

2025 ONEOK, Inc. Proxy Statement	33
Governance of the Company
The Board has three standing committees consisting of the Audit Committee, the Executive Compensation Committee and the Corporate
Governance Committee. These standing committees met in-person, telephonically and virtually at times during 2024. Our Corporate Governance
Committee annually reviews the composition and membership of each standing committee of the Board, and such a review took place in May 2024.
Unless otherwise specified, standing committee membership references herein reflect the period May through December 2024.
Our Board has adopted written charters for each of its Audit, Executive Compensation and Corporate Governance Committees. Copies of these committee charters are available on and may be printed from our website at www.oneok.com. Copies are also available from our corporate secretary upon request. The primary responsibilities of our standing committees are summarized below. The Board, in its discretion, may form other committees.
The Audit Committee
The Audit Committee represents and assists our Board with the oversight of the integrity of our financial statements and internal control over financial reporting, our compliance with legal and regulatory requirements, the independence, qualifications and performance of our independent registered public accounting firm and the performance of our internal audit function.
All members of our Audit Committee are “independent” under the independence requirements of the NYSE and the Securities and Exchange
Commission applicable to audit committee members. The Board has determined that Brian L. Derksen, Mark W. Helderman, and Wayne T. Smith are each an Audit Committee financial expert under the applicable rules of the Securities and Exchange Commission.

AUDIT COMMITTEE RESPONSIBILITIES

NUMBER OF MEETINGS IN 2024: 5	2024 COMMITTEE MEMBERS:
	Brian L. Derksen (Chair) Lori. A. Gobillot	Mark W. Helderman Wayne T. Smith

The primary responsibilities of the Audit Committee include, without limitation:
•Appointing, compensating, retaining and overseeing our independent auditor, including review of their qualifications, independence and performance;
•Reviewing the scope, plans and results relating to external audits of our financial statements and our internal control over financial reporting;
•Reviewing the internal audit function, its performance, the adequacy of its resources and the areas of internal audit emphasis;
•Monitoring and evaluating our financial condition;
•Monitoring and evaluating the integrity of our financial reporting processes and procedures;
•Assessing our significant financial risks and exposures and evaluating the adequacy of our internal controls in connection with such risks and exposures, including, but not limited to, internal control over financial reporting and disclosure controls and procedures;
•Reviewing policies and procedures on risk-control assessment and accounting risk exposure, including our companywide risk control activities;
•Periodically reviewing significant (as determined by the Audit Committee) transactions between the company or any of its direct or indirect subsidiaries and any related party;
•Establishing procedures for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls and auditing matters, and for the confidential, anonymous submission to the Audit Committee by the company’s employees of concerns regarding questionable accounting or auditing matters;
•Reviewing our computerized information systems, applications and related controls and our tax planning efforts, taxing authority developments, pending audits and the adequacy of tax reserves;
•Monitoring our compliance with our policies on ethical business conduct; and
•Reviewing the company’s ESG practices, performance, risks and opportunities.

Our independent registered public accounting firm reports directly to our Audit Committee.

34	2025 ONEOK, Inc. Proxy Statement
Governance of the Company
The Executive Compensation Committee
Our Executive Compensation Committee is responsible for establishing and periodically reviewing our executive compensation policies and practices.

EXECUTIVE COMPENSATION COMMITTEE RESPONSIBILITIES

NUMBER OF MEETINGS IN 2024: 5	2024 COMMITTEE MEMBERS:
	Eduardo A. Rodriguez (Chair) Randall J. Larson	Pattye L. Moore Gerald B. Smith

The primary responsibilities of the Executive Compensation Committee include, without limitation:
•Evaluating, in consultation with our Corporate Governance Committee, the performance of our chief executive officer, and recommending to our Board the compensation of our chief executive officer and other executive officers;
•Reviewing and approving, in consultation with our Corporate Governance Committee, the annual objectives of our chief executive officer;
•Reviewing our executive compensation program to support the attraction, retention and appropriate compensation of executive officers in order to motivate their performance in the achievement of our business objectives and to align their interests with the long-term interests of our shareholders;
•Assessing the risks associated with our compensation program;
•Reviewing and making recommendations to the Board on executive officer and director compensation and personnel policies, programs and plans; and
•Reviewing the company’s management of human capital.

Our Executive Compensation Committee meets periodically during the year to review our executive- and director-compensation policies and practices. The Committee annually recommends to the Board executive officer salaries and short- and long-term incentive compensation.
The Committee has the authority to delegate duties to subcommittees of this Committee or to other standing committees of the Board, as it deems necessary or appropriate. However, the Committee may not delegate to a subcommittee any authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.
All members of our Executive Compensation Committee are “independent” under the independence requirements of the NYSE applicable to compensation committee members.
The compensation group in our corporate human resources department supports, in consultation with our chief executive officer, the Executive
Compensation Committee in its work.
During 2024, the Executive Compensation Committee continued the engagement of Meridian Compensation Partners, LLC (“Meridian Compensation
Partners”) as an independent compensation consultant to assist the Committee in its evaluation of the amount and form of compensation paid in
2024 to our chief executive officer, other executive officers and directors. Meridian Compensation Partners reported directly to the Executive
Compensation Committee. For more information on executive compensation and the role of this consultant, see “Executive Compensation
Discussion and Analysis—Executive Compensation Methodology—The Role of the Independent Compensation Consultant” at pages 78-79.

2025 ONEOK, Inc. Proxy Statement	35
Governance of the Company
The Corporate Governance Committee
Our Corporate Governance Committee is responsible for overseeing our company’s governance, including the selection of directors and the Board’s practices and effectiveness.

CORPORATE GOVERNANCE COMMITTEE RESPONSIBILITIES

NUMBER OF MEETINGS IN 2024: 3	2024 COMMITTEE MEMBERS:
	Randall J. Larson (Chair) Brian L. Derksen Lori A. Gobillot	Mark W. Helderman Pattye L. Moore Eduardo A. Rodriguez	Gerald B. Smith Wayne T. Smith

The primary responsibilities of the Corporate Governance Committee include, without limitation:
•Identifying and recommending qualified director candidates, including qualified director candidates suggested by our shareholders in written submissions to our corporate secretary in accordance with our Corporate Governance Guidelines, our By-laws and the rules of the Securities and Exchange Commission;
•Making recommendations to the Board with respect to electing directors and filling vacancies on the Board;
•Adopting an effective process for director selection and tenure by making recommendations on the Board’s organization and practices and by aiding in identifying and recruiting director candidates;
•Reviewing and making recommendations to the Board with respect to the organization, structure, size, composition and operation of the
Board and its committees;
•In consultation with our Board Chair, our chief executive officer and the Executive Compensation Committee, overseeing management succession and development;
•Reviewing, assessing risk and making recommendations with respect to other corporate governance matters; and
•Reviewing the company’s legislative affairs and political activities.

All members of our Corporate Governance Committee are “independent” under the independence requirements of the NYSE.
DIRECTOR NOMINATIONS
Our Corporate Governance Guidelines provide that the Board is responsible for selecting candidates for Board membership, and the screening process is delegated to the Corporate Governance Committee. The Corporate Governance Committee, with recommendations and input from our
Board Chair, our chief executive officer and members of our Board, evaluates the qualifications of each director candidate and assesses the appropriate mix of skills, qualifications and characteristics required of Board members in the context of the perceived needs of the Board at a given point in time. The Corporate Governance Committee is responsible for recommending candidates for nomination by the Board for election as members of our Board.
Our Corporate Governance Guidelines provide that candidates for nomination by the Board must be committed to devoting the time and effort necessary to be productive members of the Board and that, in nominating candidates, the Board will endeavor to maintain a mix of viewpoints and experiences that includes, but is not limited to, the following areas of core competency: accounting and finance; investment banking; business judgment; management; energy industry knowledge; crisis response; international business; leadership; strategic vision; technology; law; and
corporate relations.
The Corporate Governance Committee’s charter provides that it has the responsibility, in consultation with the Board Chair and the chief executive officer, to search for, recruit, screen, interview and select candidates for the position of director as necessary to fill vacancies on the Board or the additional needs of the Board and to consider management and shareholder recommendations for candidates for nomination by the Board. In carrying out this responsibility, the Corporate Governance Committee evaluates the qualifications and performance of incumbent directors and determines whether to recommend them for election to the Board. In addition, the Corporate Governance Committee determines, as necessary, the portfolio of skills, experience, perspective and background required for the effective functioning of the Board considering our business strategy and our regulatory, geographic and market environments.

36	2025 ONEOK, Inc. Proxy Statement
Governance of the Company
Our Corporate Governance Guidelines contain a policy regarding the Corporate Governance Committee’s consideration of prospective director candidates recommended by shareholders for nomination by our Board. Pursuant to this policy, any shareholder who wishes to recommend a prospective candidate for nomination by our Board for election at our 2026 annual meeting should send a letter of recommendation to our corporate secretary at our principal executive offices no later than September 30, 2025.
The letter should include the name, address and number of shares owned by the recommending shareholder (including, if the recommending shareholder is not a shareholder of record, proof of ownership of the type referred to in Rule 14a-8(b)(2) of the Exchange Act); the prospective candidate’s name and address; a description of the prospective candidate’s background, qualifications, and relationships, if any, with our company;
and all other information necessary for our Board to determine whether the prospective candidate meets the independence standards under the rules of the NYSE and our Director Independence Guidelines. A signed statement from the prospective candidate should accompany the letter of recommendation indicating that he or she consents to being considered as a nominee of the Board and, if nominated by the Board and elected by the shareholders, he or she will serve as a director. The Corporate Governance Committee will evaluate prospective candidates recommended by shareholders for nomination by our Board in light of the various factors set forth above.
Neither the Corporate Governance Committee, the Board, nor the company discriminate in any way against prospective candidates for nomination by the Board on the basis of personal background, race and ethnicity, gender, age and nationality. There are no differences in the manner in which the
Corporate Governance Committee or the Board evaluates prospective candidates based on whether the prospective candidate is recommended by a shareholder or by the Corporate Governance Committee, provided that the recommending shareholder timely furnishes to our company a letter of recommendation containing the information described above along with the signed statement of the prospective candidate referred to above.
In addition to having the ability to recommend prospective candidates for nomination by our Board, under our By-laws, shareholders may themselves nominate candidates for election at an annual meeting of shareholders so long as they are shareholders of record when they give the notice described below and on the record date for the relevant annual meeting. Any shareholder who desires to nominate candidates for election as directors at our 2026 annual meeting must follow the procedures set forth in our By-laws. Under these procedures, notice of a shareholder nomination for the election of a director must be received by our corporate secretary at our principal executive offices not less than 120 calendar days, and not more than 150 calendar days, before the first anniversary of the date that our proxy statement was released to shareholders in connection with our 2025 annual meeting of shareholders (i.e., notice must be received no earlier than November 3, 2025 and no later than
December 3, 2025). If the date of the 2026 annual meeting is more than 30 days after May 21, 2026, the first anniversary of our 2025 annual meeting, our corporate secretary must receive notice of a shareholder nomination by the close of business on the tenth day following the earlier of the day on which notice of the date of the 2026 annual meeting is mailed to shareholders, or the day on which public announcement of the 2026 annual meeting date is made. In addition, in accordance with our By-laws, the shareholder notice must contain certain information about the candidate the shareholder desires to nominate for election as a director, the shareholder giving the notice, and the beneficial owner, if any, on whose behalf the nomination is made. Any notice of director nomination submitted to the company other than through proxy access must include the additional information required by Rule 14a-19(b) under the Exchange Act.
In addition, our By-laws permit a shareholder, or a group of up to 20 shareholders, owning 3% or more of ONEOK’s common stock continuously for a period of at least three years, to nominate for election to our Board and have such director nominations included in our proxy materials, a number of director candidates equal to the greater of (i) two individuals or (ii) the closest whole number that does not exceed 20% of our Board, provided that the shareholder(s) and the nominee(s) satisfy certain requirements specified in the By-laws. Under the applicable procedures, notice must be received by our corporate secretary at our principal executive offices not less than 120 calendar days, and not more than 150 calendar days, before the first anniversary of the date that our proxy statement was released to shareholders in connection with our 2025 annual meeting of shareholders
(i.e., for a nomination to be included in our 2026 proxy materials, notice must be received no earlier than November 3, 2025 and no later than
December 3, 2025). In accordance with our By-laws, the shareholder notice must contain certain information about the candidate the shareholder(s)
desire(s) to nominate for election as a director, the shareholder(s) giving the notice, and the beneficial owner(s), if any, on whose behalf the nomination is made.

2025 ONEOK, Inc. Proxy Statement	37
Governance of the Company
DIRECTOR COMPENSATION
The Executive Compensation Committee reviews director compensation on an annual basis in consultation with Meridian Compensation Partners, the Committee’s independent compensation consultant. This review includes consideration of director compensation data compiled by Meridian
Compensation Partners for the same peer group used to assess compensation for our executive officers in order to assess the competitive levels and types of compensation for our directors. We refer to this peer group as our “Energy Peers,” as discussed in further detail in the Compensation
Discussion & Analysis. In addition to considering director compensation data compiled by Meridian Compensation Partners, the Committee also considers relevant factors, such as our company’s financial and operational performance, when reviewing director compensation. After completing its review, the Committee submits its recommendation for director compensation to the full Board for approval.
Following its review in February 2024, the Committee recommended, and the full Board approved, the changes to the compensation paid to each of our non-management directors shown in the table below, which were effective as of May 1, 2024. Changes to director compensation during 2024 were intended to align average total compensation with the market median when compared to our Energy Peers. Prior to this increase, director compensation was last increased in February 2022.

	Cash Retainer(1)	Stock Retainer(2)	Committee Chair Cash Retainers		Board Chair Cash Retainer	Lead Director Cash Retainer
May 2024 through April 2025	$110,000	$170,000	Audit	$25,000	$185,000	$25,000
			Executive Compensation	$20,000
			Corporate Governance	$20,000

	Cash Retainer(1)	Stock Retainer(2)	Committee Chair Cash Retainers		Board Chair Cash Retainer	Lead Director Cash Retainer
May 2023 through April 2024	$100,000	$150,000	Audit	$25,000	$165,000	$25,000
			Executive Compensation	$20,000
			Corporate Governance	$20,000
(1)Directors may elect to receive cash retainers, including committee chair retainers, in fully vested shares of common stock.
(2)The number of shares of common stock issued for the annual stock retainer is determined based on the closing price of our company’s common stock on the
NYSE on the date of the Board meeting immediately following the company’s annual shareholder meeting.
All directors are reimbursed for reasonable expenses incurred in connection with attendance at Board and committee meetings.
Our one management director, Pierce H. Norton II, receives no compensation for his service as a director.
Our Board has established minimum share-ownership guidelines for members of our Board that provide that, within five years after joining the Board, each non-management director will own shares of our common stock having a minimum value of five times the annual cash retainer paid for service on our Board. Our share-ownership guidelines provide that a director may not sell shares of his or her stock unless such director holds shares that meet the minimum ownership guidelines after giving effect to such sale. All directors were in compliance with these guidelines in 2024. Our shareholder-approved 2018 EIP imposes meaningful caps on the value of stock awards granted to our directors each year.

38	2025 ONEOK, Inc. Proxy Statement
Governance of the Company
The following table sets forth the compensation paid to our non-management directors in 2024.

Director	Fees Earned or Paid in Cash(1)	Stock Awards(1),(2),(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total
Brian L. Derksen	$135,000	$170,000	$—	$5,000	$310,000
Julie H. Edwards	$295,000	$170,000	$353	$1,000	$466,353
Lori A. Gobillot	$110,000	$170,000	$—	$1,000	$281,000
Mark W. Helderman	$110,000	$170,000	$—	$1,000	$281,000
Randall J. Larson	$130,000	$170,000	$—	$1,000	$301,000
Steven J. Malcolm(6)	$33,333	$—	$—	$22,500	$55,833
Jim W. Mogg(6)	$20,000	$—	$706	$15,000	$35,706
Pattye L. Moore	$110,000	$170,000	$242	$11,000	$291,242
Eduardo A. Rodriguez	$130,000	$170,000	$—	$4,500	$304,500
Gerald B. Smith	$110,000	$170,000	$—	$23,500	$303,500
Wayne T. Smith	$110,000	$170,000	$—	$11,000	$291,000
(1)Mr. Helderman elected to receive fully vested shares of common stock in lieu of the cash retainer, and accordingly was issued 1,347 shares of our common stock with a grant date fair value of $81.66, which shares were fully vested when granted. Fractional shares are rounded down to the nearest whole share, with the difference being paid in cash. Non-management directors may defer all or a part of their annual cash and stock retainers under our Deferred Compensation Plan for Non-Employee Directors. During the year ended December 31, 2024, $884,000 of the total amount payable for directors’ fees was deferred under this plan at the election of six of our directors. Deferred amounts are treated, at the election of the participating director, either as phantom stock or as a cash deferral.
Phantom stock deferrals are treated as though the deferred amount is invested in our common stock based on the closing price on the NYSE on the date the deferred amount was earned. Phantom stock earns the equivalent of dividends declared on our common stock, reinvested in phantom shares of our common stock based on the closing price of our common stock on the payment date of each common stock dividend. The shares of our common stock reflected in a non-
management director’s phantom stock account under our Deferred Compensation Plan for Non-Employee Directors are issued to the director on the last day of the director’s service as a director or a later date selected by the director. Cash deferrals earn interest at a rate equal to Moody’s seasoned AAA corporate bond yield index on the first business day of the plan year plus 100 basis points. At January 2, 2024, Moody’s rate was 4.75%; therefore, cash deferrals in 2024 earned interest at a rate of 5.75%. Cash deferrals are paid to the director on the last day of the director’s service as a director or at a later date selected by the director.
The following table sets forth, for each non-management director during 2024, the amount of director compensation deferred during 2024 and cumulative deferred compensation as of December 31, 2024.

Director	Board Fees Deferred to Phantom Stock in 2024(a)	Dividends Earned on Phantom Stock and Reinvested in 2024(b)	Total Phantom Stock Held at December 31, 2024	Board Fees Deferred to Cash in 2024(c)	Total Board Fees Deferred to Cash at December 31, 2024
Brian L. Derksen	$170,000	$131,009	35,043	$—	$—
Julie H. Edwards	$—	$16,751	4,346	$1,537	$27,697
Lori A. Gobillot	$170,000	$14,406	4,787	$—	$—
Mark W. Helderman	$—	$—	—	$—	$—
Randall J. Larson	$—	$—	—	$—	$—
Steven J. Malcolm	$—	$—	—	$—	$—
Jim W. Mogg	$—	$235,477	—	$—	$—
Pattye L. Moore	$170,000	$749,483	195,525	$721	$12,998
Eduardo A. Rodriguez	$34,000	$57,928	15,240	$—	$—
Gerald B. Smith	$170,000	$43,630	12,370	$—	$—
Wayne T. Smith	$170,000	$10,302	3,723	$—	$—
(a)Reflects the value of the annual cash and stock retainers (with the number of shares of common stock calculated based on the closing price on the NYSE on the grant date) deferred by a director under our Deferred Compensation Plan for Non-Employee Directors.
(b)Dividend equivalents paid on phantom stock are reinvested in additional shares of phantom stock (with the number of shares of common stock calculated based on the closing price of our common stock on the NYSE on the date the dividend equivalent was paid.)
(c)The amounts for Ms. Edwards and Ms. Moore reflect interest accrued on prior cash deferrals. No board fees were deferred to cash in 2024 by Ms. Edwards or
Ms. Moore. Cash deferrals earn interest at a rate equal to Moody’s seasoned AAA corporate bond yield index on the first business day of the plan year plus
100 basis points. At January 2, 2024, Moody’s rate was 4.75%; therefore, cash deferrals in 2024 earned interest at a rate of 5.75%. Cash deferrals are paid to the director on the last day of the director’s service as a director or at a later date selected by the director.

2025 ONEOK, Inc. Proxy Statement	39
Governance of the Company
(2)The amounts in this column reflect the aggregate grant date fair value, computed in accordance with the Financial Accounting Standards Board’s Accounting
Standards Codification Topic 718, Compensation-Stock Compensation (“ASC Topic 718”), with respect to stock awards received by directors for service on our
Board. Each of our non-management directors was issued 2,082 shares of our common stock with a grant date fair value of $81.66 during 2024 for service on our
Board, which shares were fully vested when granted. Fractional shares are rounded down to the nearest whole share, with the difference being paid in cash.
However, if a non-management director defers all or part of his or her annual stock retainer under our Deferred Compensation Plan for Non-Employee Directors,
the value of fractional shares is reflected in the amount deferred to phantom stock.
(3)For the aggregate number of shares of our common stock and phantom stock held by each member of our Board at March 1, 2025, see “Stock Ownership—
Holdings of Officers and Directors” at page 72.
(4)Reflects above-market earnings on Board fees deferred to cash under our Deferred Compensation Plan for Non-Employee Directors which provides for payment of interest on cash deferrals at a rate equal to Moody’s seasoned AAA corporate bond yield index on the first business day of the plan year plus 100 basis points.
At January 2, 2024, Moody’s rate was 4.75%; therefore, cash deferrals in 2024 earned interest at a rate of 5.75%. Cash deferrals are paid to the director on the last day of the director’s service as a director or at a later date selected by the director.
(5)Reflects charitable contributions made by our company or the ONEOK Foundation, Inc., on behalf of members of our Board as follows: (a) a $1,000 annual contribution to the non-profit organization of his or her choice; (b) matching contributions up to $10,000 per year to non-profit organizations of his or her choice pursuant to our Board matching grant program; and (c) matching contributions to the United Way pursuant to our annual United Way contribution program.
(6)Steven J. Malcolm and Jim W. Mogg did not stand for re-election at our 2024 annual meeting of shareholders. As such, their cash compensation reflected is for board service from January 2024 to April 2024.
COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION
At times during 2024, Messrs. Larson, Malcolm, Rodriguez, and G. Smith and Mss. Gobillot and Moore served on our Executive Compensation
Committee. No member of the Executive Compensation Committee was an officer or employee of the company or any of its subsidiaries during
2024, was formerly an officer of the company or any of its subsidiaries, or had any relationship requiring disclosure under any paragraph of
Regulation S-K Item 404 transactions. In addition, during 2024, none of our executive officers served as a member of a compensation committee or board of directors of any other entity of which any member of our Board was an executive officer or whose executive officers served on our Executive
Compensation Committee or our Board.
EXECUTIVE SESSIONS OF THE BOARD
The independent members of our Board meet in separate, regularly scheduled executive sessions during each regular meeting of the Board held during the year. We intend to continue this practice of regularly scheduled separate meetings of the independent members of our Board.
Ms. Edwards, our independent Board Chair, presides at such meetings.
ANNUAL BOARD AND
COMMITTEE EVALUATIONS
Board and committee evaluations play a critical role in ensuring the effective functioning of our Board and its committees. It is important to take stock of Board and committee performance and to solicit and act upon feedback received from each member of our Board. To this end, under the leadership of our Corporate Governance Committee Chair, the Corporate Governance Committee is responsible for evaluating the performance of our Board annually. Each of our Board committees also annually conducts a self-evaluation.

40	2025 ONEOK, Inc. Proxy Statement
Governance of the Company
The Board believes that, in addition to serving as a tool to evaluate and improve performance, evaluations can serve several other purposes, including the promotion of good governance, integrity of financial reporting, reduction of risk, strengthening of the Board-management partnership, the encouragement of candid and constructive dialogue and helping set and oversee Board expectations of management. In assessing their performance, the Board and its committees seek to assure themselves that areas identified for improvement are appropriately and timely addressed.
As part of the Board’s evaluation process, directors consider various topics related to Board composition, structure, effectiveness and responsibilities, and the overall mix of director skills, experience and backgrounds. While the Board and each of its committees conduct evaluations annually, the Board considers its performance and that of its committees throughout the year and shares feedback with management.
Topics considered during the 2024 annual Board evaluation process included:
•Do we have the proper set of skills, knowledge and experience on the Board that align with our long-term strategy?
•Are directors well versed in good corporate governance?
•Are directors engaged, committed to excellence and functioning at a high level?
•Does the onboarding process effectively equip new directors with the necessary corporate, industry, financial, and strategic knowledge for rapid
Board integration and meaningful contribution?
•Does the Board receive the appropriate level of information in a timely manner?
•Is the Board focused on the right information and topics in order for the company to deliver value to all our shareholders?
•How effectively are the speakers and presentations the Board receives: (i) addressing critical emerging trends and risks, (ii) providing actionable insights that inform Board decision-making, and (iii) stimulating robust and forward-thinking discussions among Board members?
•Does the Board receive high-quality and appropriate input from its outside advisors?
•Is the Board structure appropriate, and are Board committees functioning at a high level?
•Are director expertise and skills optimally aligned with their committee assignments?
•Is the relationship between the Board and management appropriate, and are management presentations to the Board of a high quality?
•Are the Board meetings and executive sessions conducted in a manner that fulfills the Board’s obligations, encourages discussion, delivers value-
added direction and provides for critical oversight?
COMMUNICATIONS WITH DIRECTORS
Our Board believes that it is management’s role to speak for our company. Our Board also believes that any communications between members of the Board and interested parties, including shareholders, should be conducted with the knowledge of our chief executive officer. Interested parties, including shareholders, may contact one or more members of our Board by writing to the director(s) in care of our corporate secretary at our principal executive offices. A communication received from an interested party or shareholder will be forwarded promptly to the directors to whom the communication is addressed. A copy of the communication also will be provided to our chief executive officer. We will not, however, forward sales or marketing materials, materials that are abusive, threatening or otherwise inappropriate, or correspondence not clearly identified as interested party or shareholder correspondence.
COMPLAINT PROCEDURES
Our Board has adopted procedures for the receipt, retention, treatment, and resolution of complaints regarding accounting, internal accounting controls, or auditing matters and complaints or concerns under our Code of Business Conduct and Ethics. These procedures allow for the confidential and anonymous submission by employees and other persons and stakeholders of concerns regarding accounting or auditing matters and matters arising under our Code of Business Conduct and Ethics. The full text of these procedures, known as our whistleblower policy, is published on and may be printed from our website at www.oneok.com and is also available from our corporate secretary, free of charge, upon request.

2025 ONEOK, Inc. Proxy Statement	41

CORPORATE SUSTAINABILITY

ONEOK, as a leading midstream service provider, remains focused on our vision of creating exceptional value for our stakeholders by providing solutions for a transforming energy future and our mission to deliver energy products and services vital to an advancing world.
As we have grown our business and expanded our operational footprint over the years, we have also strengthened our commitment to improve our companywide sustainability program, practices and performance.
To maximize our efforts, we focus our sustainability program around environmental, social and governance programs including:

ENVIRONMENTAL STEWARDSHIP Our goal is to operate our assets in a sustainable manner and to minimize the impact of our operations on the environment.	SAFETY AND HEALTH The safety and health of our employees, customers and communities in which we operate are at the forefront of each business and operational decision we make.	HUMAN CAPITAL MANAGEMENT We strive to provide a competitive total rewards package to our employees and foster a culture of inclusion where everyone connected with our company feels valued.	COMMUNITY INVESTMENTS We value being a good corporate citizen and are committed to fostering partnerships between our company and the communities in which we operate.
POLITICAL ADVOCACY
AND OVERSIGHT
Political contributions to
federal, state and
local candidates are
made by the ONEOK
PAC, which is funded
entirely by voluntary
contributions from eligible
company employees.

We believe that our focus on corporate sustainability creates value for our company, our investors and other stakeholders, while also helping us mitigate risks and reduce our impact on the environment.
For additional information on our ESG performance and related matters, please review our 2023-2024 Corporate Sustainability Report on our website at www.oneok.com, the contents of which are expressly not incorporated herein by this reference.

42	2025 ONEOK, Inc. Proxy Statement
Corporate Sustainability
ESG OVERSIGHT
We believe companies that anticipate and manage current and future sustainability risks and opportunities by focusing on quality, safety, innovation and productivity will emerge as industry leaders and are more likely to create a competitive advantage and long-term stakeholder value.
Our sustainable governance structure is summarized below:

Board of Directors
CEO and Executive Management
Vice president, environment, safety and health (ESH) and committees
Management and Business Segment Leaders
Employees

Provides key leadership, oversight and diverse energy industry and business expertise. Oversees executive management's development and implementation of the company's ESG practices.
•Non-executive independent board chair
•Independent committee chairs – Audit, Executive Compensation and
Corporate Governance Committees

Oversee the development, implementation and reporting of the company's ESG practices; facilitate annual, comprehensive
enterprise risk management process with participation and oversight from the Board.

Oversee the development, implementation and reporting of ESG practices.

•ESH Leadership Committee	•Sustainability Leadership Committee

Support the integration of ESG practices into daily operations. Key business segments driving initiatives include:

•Sustainability and ESH groups	•Operations teams

Carry out ONEOK's business and ESG practices while serving as the point of contact for key company stakeholders.

2025 ONEOK, Inc. Proxy Statement	43
Corporate Sustainability
Our sustainable governance structure begins at the very top. Our Board provides key leadership, guidance and diverse energy industry and business expertise as it oversees executive management’s development and implementation of the company’s ESG philosophy and practices. Our CEO and executive management engage with management and business segment leaders to implement our sustainability strategy.
ONEOK’s vice president of environment, safety and health is a member of both our Environmental, Safety and Health (“ESH”) Leadership Committee
and our Sustainability Leadership Committee and engages with the Board on sustainability, environmental, safety and health topics. This regular communication and engagement includes attendance and participation at various Board and committee meetings, along with regular informational updates. Our Board also conducts a biannual examination of the company’s ESG practices, performance, risks and opportunities for Board and committee oversight purposes.
We have ESH and Sustainability Leadership Committees that provide vision, leadership, direction and oversight of our ESG practices and
ESH programs, processes and management systems. These committees consist of senior leadership representatives and have several responsibilities including:
   Providing regular communication to executive management and our Board on ESH and Sustainability/ESG matters;
   Promoting and advocating expectations for ESH and ESG excellence across our organization;
   Supporting broad communication of ESH and ESG policies, standards, goals and objectives and promoting their consistent application throughout our company; and
   Overseeing the regulatory landscape with respect to changing ESH and ESG expectations and requirements.
Members of these committees routinely include key leaders from various departments across the company including Operations, Human Resources,
Legal, Commercial, ESH, Government Relations, Accounting and Investor Relations.
We also have a sustainability group within our ESH organization focusing on the challenges and opportunities our industry is facing regarding sustainability. The group takes a proactive approach to promoting sustainable ESH and ESG practices and awareness in our business planning and operational processes through the following:
   Identifying opportunities to reduce company GHG emissions;
   Evaluating opportunities to improve conservation and recycling programs;
   Increasing stakeholder outreach;
   Documenting environmental achievements; and
   Further engaging employees in our ESH and ESG sustainability initiatives.
Our employees carry out the company’s business and ESG practices while serving as points of contact for key company stakeholders.
ESG Index Inclusions
Our continued efforts in sustainable ESG practices have been externally recognized and led to our inclusion in more than 40 ESG-related indices.

44	2025 ONEOK, Inc. Proxy Statement
Corporate Sustainability

ENVIRONMENT, SAFETY AND HEALTH COMMITMENT
Our goal is to operate our assets safely, efficiently and in an environmentally responsible manner. As our business grows, we remain committed to our ONEOK values and to keeping our focus in the right place—on our employees and our mission to deliver energy products and services vital to an advancing world.
We are committed to pursuing a zero-incident culture by continuously working toward mitigating risk and avoiding incidents that may harm our employees, contractors, the public and the environment. To meet corporate and operating ESH expectations, all of our leadership, employees and contractors must demonstrate a commitment to the following:
   The responsibility and ability to control operational exposures that may cause an incident, even if it means stopping work;
   Personal involvement and commitment to ESH management and compliance;
   The responsibility to report, or elevate to the proper level in the organization, potential ESH compliance risks, incidents and near misses;
   Understanding that protection of human health, safety and the environment is a top priority, no matter how urgent the job, project or commercial interests;
   Being responsible and accountable for understanding and complying with all applicable laws, regulations, permits, requirements and procedures related to their roles and responsibilities, including those associated with ESH; and
   The execution and implementation of our sustainability efforts.
Environment
We continue our focus on appropriate environmental sustainability initiatives while operating our assets safely and reliably. We work to minimize the environmental impact of our services while continuously searching for new ways to meet stakeholder expectations for environmental stewardship. Our environmental efforts focus on minimizing the impact of our operations on the environment. These actions include:
   Developing and maintaining an accurate GHG emissions inventory according to current rules issued by the Environmental Protection Agency
(the "EPA");
   Improving the safety, reliability and efficiency of our various pipelines, natural gas processing facilities, NGL fractionation facilities, and refined products and crude oil facilities, in order to minimize releases, emissions and other environmental impacts;
   Evaluating developing technologies to minimize and mitigate environmental impacts from our operations;
   Reviewing renewable energy use opportunities;
   Implementing energy efficiency programs; and
   Recycling and minimizing waste.
Operating our businesses to meet the environmental expectations of each of our key stakeholders, including regulatory agencies, the communities in which we operate, landowners, customers, employees and investors, continues to be a goal we strive for in our day-to-day operations.

2025 ONEOK, Inc. Proxy Statement	45
Corporate Sustainability
Greenhouse Gas Emissions
We are committed to understanding and managing our emissions and seeking ways to improve energy efficiency in our operations. We monitor emissions, undertake projects to manage operating emissions and apply innovative technologies to improve our energy efficiency. Emissions from combustion in natural gas compressor engines and process heaters, fugitive emissions from our operating equipment and other processes common to natural gas and liquids systems, are the primary sources of GHG emissions at our facilities.
As a midstream service provider, we gather, process, fractionate, transport and store hydrocarbon products for many customers. We deliver these products to the market, and they are eventually delivered to consumers. Emissions from these activities and sources, including fugitive emissions, compressor engine, heater and reboiler exhaust stacks, pressure relief stacks, dehydrator vents and storage tanks are referred to as Scope 1 emissions. Emissions that are attributable to electricity consumption are referred to as Scope 2 emissions. Reported emissions that result from our customers’ combustion or oxidation of NGL and hydrocarbon products produced from our fractionation facilities are referred to as Scope 3 emissions.
There are several methodologies for calculating and determining GHG emissions, and we may in certain instances use and/or disclose different calculations to respond to different stakeholder needs or expectations. However, our primary guidance for calculating our emissions figures at present is taken from the EPA reporting requirements.
Federal GHG emission regulations require annual reporting of emissions from several source categories. To see annual GHG emissions as reported to EPA, total Scope 1, Scope 2 and Scope 3 emissions, please review our ONEOK ESG Performance Data Sheet on our website at
www.oneok.com, the contents of which are expressly not incorporated herein by this reference.
Greenhouse Gas Emissions Reduction Target and Update
on Progress
In 2021, we announced a companywide absolute GHG emissions reduction target of 2.2 million metric tons (“MMT”) of carbon dioxide equivalents from our combined Scope 1 and Scope 2 GHG emissions by 2030 for our legacy ONEOK assets. This target represents a 30% reduction in combined operational Scope 1 and location-based Scope 2 GHG emissions attributable to legacy ONEOK assets as of December 31, 2019.
TOTAL 2019 SCOPE 1 & 2 EMISSIONS (MMT CO2e)

2.2 MMT CO2e reduction SCOPE 1 & 2 EMISSIONS BY 2030(1)

(1)ONEOK is targeting an absolute 30% reduction, or 2.2 MMT, of combined Scope 1 and Scope 2 emissions by 2030 for its legacy ONEOK assets, compared with
2019 base-year levels. NOTE: Scope 1 emissions are defined as emissions that result directly from operations. Scope 2 emissions are defined as indirect emissions that occur from the consumption of energy generated by other entities, such as a utility.

46	2025 ONEOK, Inc. Proxy Statement
Corporate Sustainability
EMISSIONS REDUCTION OPPORTUNITIES

Electrification of Natural Gas Compression Assets	Methane Mitigation through Best Management Practices	System Optimizations	Collaborating with Utility Providers to Increase the Availability of Lower-Carbon Power Options

Progress Update
As of December 31, 2024, we have achieved reductions totaling approximately 1.7 MMT tons of

PROGRESS 77% achieved 77% = 1.7 MMT reduction vs. 2019

0	1.1MMT	2.2MMT
the targeted 2.2 MMT of carbon dioxide equivalents, primarily as a result of methane emissions mitigation, system utilization and optimizations, electrification of certain natural gas compression equipment and lower carbon-based electricity in states in which we operate. GHG emission reductions as reported may be modified, updated, changed or supplemented based on available information. For the years ended December 31, 2024, 2023 and 2022, we did not have any material dedicated capital expenditures specifically for climate-related projects, nor did we purchase or sell carbon credits or offsets. Progress to date on our goal has been accomplished through routine capital projects and asset optimizations that were primarily performed for operational improvements that inherently improved our emissions profile. We continue to anticipate several potential pathways toward achieving our emissions reduction target. In 2025, we intend to work towards further reductions in our emissions toward our target through improved methane management practices and system optimization that will not require material capital expenditures. We do not anticipate purchasing or selling carbon credits or offsets in 2025.
We currently participate in Our Nation’s Energy (ONE) Future Coalition to voluntarily report methane emission reductions and to calculate our methane intensity for our natural gas transmission and storage assets. We continue to focus on maintaining low methane gas release rates through expanded implementation of improved practices to limit the release of natural gas during pipeline and facility maintenance and operations.
We are a participant in American Petroleum Institute’s The Environmental Partnership and are enrolled in environmental performance programs that are designed to further reduce emissions using proven, cost-effective controls.
In 2024, additional efforts related to emissions reductions included:
   Expanding our natural gas gathering and processing (“NGGP”) and NGL infrastructure in the Williston Basin, which led to a significant reduction of third-party gas flaring by our customers;
   Using vapor-recovery units and combustors to capture or combust natural gas that otherwise would be vented;
   Installing compression-optimization tools on certain transmission pipelines, which has decreased emissions;
   Replacing or removing high-bleed natural gas-driven pneumatic devices with low-bleed or zero-bleed devices;
   Using “hot taps” when practical, instead of venting/flaring of pipeline segments when making connections;
   Reducing pressures on compressors and pipelines prior to venting to conserve natural gas and reduce emissions when taking assets offline for maintenance or other reasons; and
   Implementing rigorous and regular leak-inspection programs.

2025 ONEOK, Inc. Proxy Statement	47
Corporate Sustainability
ESG Performance Disclosures
Our Board and executive leadership team evaluate climate-related risks and opportunities in connection with corporate strategic planning, including discussions related to reducing emissions, energy transition, and transformation.
ONEOK’s Board is involved in our company’s annual comprehensive ERM process that encompasses the identification and assessment of a broad range of risks and the development of plans to mitigate these risks. Such risks generally relate to strategic, operational, financial, regulatory compliance, climate-related considerations, ESG, cybersecurity and human capital management aspects of our business.
To help guide ONEOK’s ESG performance disclosures, the company references several recognized third-party reporting standards and frameworks and monitors dialogue regarding regulations addressing such disclosures.
For more information about ONEOK’s ESG Performance Data and the location of current disclosures that align with SASB, GRI and TCFD voluntary reporting standards and frameworks, please review pages 94-114 of our 2023-2024 Corporate Sustainability Report, on our website at www.oneok.com, the contents of which are expressly not incorporated herein by this reference.
ESG Highlights and Awards
Highlights and awards include the following, each of which was earned during 2024:
•Maintained an MSCI ESG Rating of AAA.
•Received an ESG Risk Rating in the top 20% of the refiners and pipelines industry, as assessed by Morningstar Sustainalytics.
•Qualified for inclusion in the FTSE4Good Index Series.
•Achieved combined company best (lowest) Agency Recordable Environmental Event Rate ("AREER").
Short-Term Incentive Environmental Metric
We established an internal environmental performance metric in 2014 that became a part of the short-term incentive compensation plan performance criteria for all our employees. Our AREER is defined as the total number of releases and excess emission events that trigger a federal, state or local environmental reporting requirement (with some exceptions to account for events outside our control, planned maintenance and disparities in reporting requirements across our operations) per 200,000 work-hours. This metric promotes a continued reduction in spills and emission events that are reportable to a federal, state or local agency. Since the implementation of the AREER metric in 2014, we have seen substantial reductions overall in our rate of reportable environmental events. In 2024, we set an AREER target of 0.74, which was established after taking into account the
Magellan acquisition, and achieved a result of 0.33, which was 55% below the target goal (representing above target performance).

48	2025 ONEOK, Inc. Proxy Statement
Corporate Sustainability

HUMAN CAPITAL MANAGEMENT
The long-term sustainability of our business is dependent on our continued ability to maintain a highly engaged workforce. To accomplish this, our business strategy includes attracting, selecting and retaining talent, advancing an inclusive, diverse and engaged culture and developing individuals and leaders.
We conduct employee engagement surveys, typically on an annual basis. In 2024, the annual employee engagement participation rate increased to
93% compared with 90% in 2022, the last year a survey was conducted. We did not complete a survey in 2023 as we focused on stabilizing and integrating our employee base following the Magellan acquisition. The overall engagement mean increased to the 80th percentile and the ratio of engaged employees to actively disengaged also increased. All leaders have been asked to discuss the 2024 survey results with their teams and create an engagement plan for 2025. Training and support resources are available through our learning management system, the Gallup engagement portal and dedicated individuals, engagement champions within the business.
Human Capital Management Oversight
Our Board provides key leadership, guidance and diverse energy industry and business expertise as it oversees executive management’s development and implementation of the company’s human capital management practices.
Our CEO, executive management and others engage with the Board on the company’s human capital management practices. Communication and engagement include attendance and participation at Board and committee meetings, along with regular informational updates. Our Board also conducts a biannual examination of the company’s human capital management practices, performance, risks and opportunities for Board and committee oversight purposes.
Human Capital Resources, Measures and Objectives
As of December 31, 2024, we had 5,177 employees, which excludes EnLink employees. Listed below is a summary of our human capital resources, measures and objectives that are collectively important to our success as an organization.
Values - Our success relies on the skills, experience and dedication of our employees. We are committed to cultivating an inclusive and dynamic work environment where people can find opportunities to succeed, grow and contribute to the success of the company. Our employees work each day to provide safe and reliable services to a wide range of customers in the states where we operate. Our core values, listed below, guide our employee behaviors and the ways in which we conduct our business and operations.
•Safety & Environmental: We commit to a zero-incident culture for the well-being of our employees, contractors and communities and to operate in an environmentally responsible manner.
•Ethics: We act with honesty, integrity and adherence to the highest standards of personal and professional conduct.
•Inclusion and Diversity: We respect the uniqueness and worth of each individual, and we believe that an inclusive culture and diverse workforce are essential for a sense of belonging, engagement and performance.
•Excellence: We hold ourselves and others accountable to a standard of excellence through continuous improvement and teamwork.
•Service: We invest our time, effort and resources to serve each other, our customers and communities.
•Innovation: We seek to develop creative solutions by leveraging collaboration through ingenuity and technology.
Inclusion and Diversity - Our inclusion and diversity ("I&D") strategy is a cross-functional effort that draws upon contributions from employees at all levels of the organization and is focused on enhancing the workplace to attract and retain talent. The strategy is guided by a council composed of a diverse group of employees who represent different demographics, work locations, points of view, roles and levels of seniority. We also have a team within our human resources department that is wholly dedicated to supporting our I&D efforts.
We provide support for four employee-led business resource groups ("BRGs") that include a Racial/Ethnic Inclusion Resource Group, Veterans
Resource Group, Women’s Resource Group and LGBTQ+ Resource Group. The purpose of these groups is to promote the attraction, development, engagement and retention of members of traditionally underrepresented groups in our industry and workplace in an effort to drive positive business outcomes. A key factor in the success of our BRGs is the active participation by officer-level executive sponsors and allies from outside the BRG’s underrepresented populations. All employees are invited to become supporters of our BRGs.

2025 ONEOK, Inc. Proxy Statement	49
Corporate Sustainability
We embed I&D concepts into our core leadership development curriculum and sponsor a number of internal programs intended to promote I&D. In addition, we seek to give back to the communities where we operate by partnering on initiatives to support underrepresented community members and local charitable organizations.
Employee Safety - The safety of our employees is critical to our operations and success. By promoting the safety of our employees and monitoring the integrity of our assets, we are investing in the long-term sustainability of our businesses. We continuously assess the risks our employees face in their jobs, and we work to mitigate those risks through training, appropriate engineering controls, work procedures and other preventive safety programs. Reducing incidents and improving our personal safety incident rates are important, but we are not focused only on statistics. Low personal safety incident rates alone cannot prevent a large-scale incident, which is why we continue to focus on enhancing our ESH management systems and process safety programs, such as key risk/key control identification and knowledge sharing. We endeavor to operate our assets safely, reliably and in an environmentally responsible manner. We maintain mature and robust programs that guide trained staff in the completion of these activities, and we continue to enhance and improve these programs and our internal capabilities.
Health and Welfare - We provide a variety of benefits to help promote the health and welfare of our employees and their families. These benefits include medical, dental and vision plans, virtual health visits and engagement of third-party service providers to offer company on-site and near-site clinics in several of our operating areas. Eligible employees also have access, at no charge, to an employee assistance program, a medical second opinion service and a health care concierge service to assist with finding in-network providers and billing resolution. We offer full pay for maternity, paternity or adoption leave of up to 240 hours per qualifying event. We also provide up to $10,000 for reasonable and necessary expenses of a qualifying adoption and/or surrogacy. Additional benefits available for the welfare of our employees include, among others, life insurance and long-
term disability plans, health and dependent care flexible spending accounts, fertility benefits, disease prevention and management programs and full pay while on bereavement, military or personal and family care leave. We expect that beginning on May 1, 2025, legacy EnLink employees will have access to these ONEOK health and welfare benefits.
We also provide the opportunity for our employees to help fellow employees through the ONE Trust Fund by contributing donated vacation hours or monetary donations. The ONE Trust Fund is a nonprofit, charitable organization run entirely by employee volunteers, that serves our employees in times of personal crises due to natural disasters, medical emergencies or other hardships. Further, we provide volunteer opportunities and volunteer grants, as well as $10,000 of charitable giving matching, annually, through the ONEOK Foundation. Subsequent to the EnLink acquisition completed on January 31, 2025, we expect legacy EnLink employees to have access to the ONE Trust Fund benefits and can begin making contributions to the fund beginning on May 1, 2025.
Personal and Professional Development - We provide various options to assist with career growth and development. For employees just entering the workforce who desire to advance their career and continue to learn or for the employees who are interested in developing their skills, we provide education and training in a variety of areas, including leadership, functional and industry-specific topics, professional development and skill-building opportunities. Our organizational development and I&D teams provide live in-person and virtual classroom training, computer-based self-study and one-on-one coaching that is available to all employees.
We value education and assist eligible employees with the expense of furthering their education in job-related fields, including up to $5,250 per year in qualifying tuition expenses. We also may reimburse employees for certain job-related professional certification examination fees.
Recruiting - We make it a priority to attract, select, develop, motivate, challenge and retain the talent necessary to support our key business strategies. We use targeted recruitment events, maintain strong relationships with area technical schools, colleges and universities, and we offer compensation benefits and career opportunities that are designed to position us as an employer of choice. I&D continues to be a priority in recruiting, and we deploy sourcing strategies designed to access talent from groups that are historically underrepresented in our industry and workplace.
Retirement - We maintain a 401(k) Plan for our employees and match 100% of employee contributions up to 6% of eligible compensation each payroll period, subject to applicable tax limits. We have a legacy defined benefit pension plan covering certain employees and former employees, which closed to new participants in 2005. In addition, as a result of the Magellan acquisition, we assumed the pension and postretirement benefit obligations for Magellan employees and former employees. These obligations are composed of two defined benefit pension plans, including one for non-union employees and one for union employees, as well as a postretirement welfare benefit plan for certain employees. The pension plan for non-
union employees closed to new participants upon the closing of the Magellan acquisition. The pension plan for union employees closed to new participants in January 2024. Employees who do not participate in our defined benefit pension plans are eligible to receive quarterly and annual profit-sharing contributions under our 401(k) Plan. Effective January 1, 2025, the profit-sharing quarterly contributions increased to 6% from 1% of quarterly eligible compensation. We will continue to make annual discretionary contributions of up to 2% of eligible compensation. As of December
31, 2024, 96% of eligible employees were contributing to our 401(k) Plan. For additional information about our retirement benefits, see Note M of the
Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2024.

50	2025 ONEOK, Inc. Proxy Statement
Corporate Sustainability
WORKFORCE DATA
EEO-1 Data – You may access our most recent EEO-1 Employer Information Report, as filed with the Equal Employment Opportunity Commission at
Reporting - ONEOK Sustainability, under the Reporting & Corporate Policies page, the contents of which are expressly not incorporated herein by this reference.
TOTAL EMPLOYEE WORKFORCE

2,975		4,775		5,177

■	2022	■	2023	■	2024
ONEOK LEADERSHIP
ONEOK WORKFORCE

2025 ONEOK, Inc. Proxy Statement	51
Corporate Sustainability
ONEOK HIRING DATA

1,104
920
736
552
368
184
0
460
621
813
139
298
193
599
919
1,006
External Hires¹
Internal Hires²
Total Offers Accepted

2024 WORKFORCE BY AGE
(1)External hires employment reflects start date during calendar year.
(2)Internal hires and total offers accepted reflect date job posting closed.

COMMUNITY INVESTMENTS
We value being a good corporate citizen and are committed to fostering partnerships among our company, our employees and the communities in which we operate. We seek to give back through building partnerships with community organizations and key stakeholders that address local needs and provide resources for all to benefit. Providing community investments, programs and opportunities that encourage and support engagement create shared value by connecting the success of our business with societal progress.
We strategically invest in charitable organizations and causes that align with our company’s values, as well as meet community needs by providing valuable services and resources. Through financial contributions and volunteer service, our goal is to enhance the quality of life and economic well-being of our communities while creating a positive environment in which to do business. The ONEOK Foundation enables a consistent level of giving through grants and pledges to non-profit organizations, and ONEOK provides corporate contributions, generally in the form of sponsorships, in support of charitable organizations and events.
We encourage employees to volunteer for company-sponsored projects or serve, using personal time, on charitable or civic boards and organizations. Our Employee/Director/Retiree Matching Grant program and volunteer service grants further support those efforts.
2024 Community Investments Highlights
•The ONEOK Foundation contributed approximately $3.7 million, and ONEOK made corporate contributions of approximately $5.0 million to support local charitable organizations.
•Approximately 350 communities were impacted by one or more of our community investments programs.
•Total volunteerism (employees/family/friends/retirees): 1,375 volunteers; 19,615 hours.
•Estimated value of total company volunteerism: $656,906 (Based on the estimated value per hour of volunteer time of $33.49).
•218 volunteer service grants for a total of $54,250 were earned for community service performed and awarded to designated charitable organizations.
•817 employee/director/retiree matching grants (excluding United Way) for a total of $627,450.

52	2025 ONEOK, Inc. Proxy Statement
Corporate Sustainability

POLITICAL ADVOCACY AND OVERSIGHT
Oversight of our lobbying and political activities is conducted by our Board and our Corporate Governance Committee. We believe this oversight process facilitates accountability and transparency concerning our lobbying and political activities.
As a company, we generally do not make corporate contributions to political candidates, parties, committees or campaigns, or to 501(c)(4)
organizations formed for political purposes. We have made such contributions in the past, but they were very infrequent and for immaterial amounts.
We have no intention of making such contributions in the future, and any decision to do so would be subject to review by the Corporate Governance
Committee of the Board. In addition, in most circumstances, we will not make contributions designed to influence the outcome of ballot measures.
However, we have in the past, and may in the future, support or oppose specific ballot measures that could impact our company or its employees, assets or operations. In the event we decide to support or oppose a particular ballot measure, we will provide the appropriate disclosure of such support or opposition, including any corporate funds expended for that purpose.
We do, however, actively participate in the political process through the lobbying efforts of our government relations department and involvement in multiple business and industry trade organizations.
Our government relations team works with state and federal legislators to ensure ONEOK’s inclusion in the discussion of key legislative issues that affect the company’s ability to operate. We also work with state and federal regulatory authorities on issues that arise by way of company filings with those authorities. In 2024, we monitored legislation on a variety of issues that could impact our businesses, including natural gas flaring, pipeline safety, local control, eminent domain, permitting reform, infrastructure and operational security and disaster-response efficiency, state and federal tax issues and reclamation and restoration of pipeline rights of way. During 2024, we also paid $394,150 for state and federal lobbying activities. We belong to several industry associations that participate in the political process. These associations promote collaboration between companies within an industry concerning public policy initiatives and represent industry interests in the legislative and regulatory arenas. Our primary purpose in becoming a member of these industry associations is not for political purposes, as we may not agree with all positions taken by industry associations on issues. The benefits that we receive from industry associations are primarily expertise and the ability to gain insight on industry related matters. In
2024, we paid dues of $1,906,253 to 58 trade and industry-related associations, of which 11% was allocated by those associations to lobbying expenses and political expenditures.
ONEOK, Inc. Political Action Committee
Political contributions to federal, state and local candidates are made by the ONEOK, Inc. Political Action Committee (“ONEOK PAC”), which is entirely funded by voluntary contributions from eligible company employees. The ONEOK PAC’s activities are guided by a steering committee composed of members of senior management and a contribution committee composed of ONEOK PAC members and are subject to comprehensive regulation, including detailed disclosure requirements. ONEOK PAC contributions are reported to the Federal Election Commission and applicable state regulatory authorities. During 2024, the ONEOK PAC made contributions to state and federal candidates totaling $156,945.

ONEOK routinely engages with our shareholders and others to better understand their views on ESG matters, carefully considering the feedback we receive and acting when appropriate.

2025 ONEOK, Inc. Proxy Statement	53

Election of Directors Set forth on the following pages is certain information with respect to each nominee for election as a director, each of whom is a current director.

Our Board unanimously recommends a vote FOR each nominee.

BOARD REFRESHMENT
Our Board recognizes the importance of Board refreshment to help ensure an appropriate balance of experience, expertise and perspective on our Board.
Our Board believes that the current membership reflects a Board with a variety of experiences and expertise.
Our Corporate Governance Committee and Board are continuously and actively engaged in board recruitment activities, with such topic being discussed at 17 committee or Board meetings since February 2022.

“Our Board refreshment process remains a priority for ONEOK’s Corporate Governance Committee and Board as we plan for the continued
near and long-term success of the company.”
– Randall J. Larson,
Corporate Governance Committee Chair

Attributes important in the consideration of potential director candidates include, among others:
•Leadership/chief executive officer experience;
•Board or related energy industry knowledge; and
•Transformational thinking.
Board recruitment activities include, but are not limited to:
•Collecting and reviewing names and biographical information of numerous potential director candidates;
•Eliminating many due to obvious conflicts and other factors; and
•Prioritizing the remaining potential director candidates.
ANNUAL ELECTION BY MAJORITY VOTE
Our certificate of incorporation provides for the annual election of directors. Accordingly, each of the ten current members of the Board, all of whom are named in this proxy statement, will stand for election at the annual meeting.
As more fully described in “Outstanding Stock and Voting—Votes Required—Proposal 1—Election of Directors,” our By-laws provide for majority voting for directors in uncontested elections and our Corporate Governance Guidelines require that a nominee for director who does not receive the requisite majority vote in an uncontested election must promptly tender his or her resignation to our Board for its consideration.

54	2025 ONEOK, Inc. Proxy Statement
PROPOSAL 1: Election of Directors
The persons named on the accompanying proxy card intend to vote such proxy in favor of the election of each of the nominees named below, who are all currently directors, unless the proxy provides for a vote against the director. Although the Board has no reason to believe that the nominees will be unable to serve as directors, if a nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board, unless contrary instructions are given on the proxy. Except for these nominees, no other person has been recommended to our Board as a potential nominee or otherwise nominated for election as a director.
BOARD QUALIFICATIONS
Our Corporate Governance Guidelines provide that our Corporate Governance Committee will evaluate the qualifications of each director candidate and assess the appropriate mix of skills and characteristics required of Board members in the context of the perceived needs of the Board at a given point in time. Each director also is expected to:
•Exhibit high standards of integrity, commitment and independence of thought and judgment;
•Use their skills and experiences to provide independent oversight of the company's business;
•Devote sufficient time to carrying out their duties and responsibilities effectively;
•Devote the time and effort necessary to learn the business of the company and the Board;
•Represent the long-term interests of all shareholders; and
•Participate in a constructive and collegial manner.
Director Composition and Core Competencies
Our Corporate Governance Guidelines provide that the Board will seek to maintain a total mix of viewpoints and experience that includes, but is not limited to, the following areas of core competency: accounting and finance; investment banking; business judgment; management; energy industry knowledge; operations; crisis response; international business; leadership; strategic vision; technology; law; and corporate relations.

Demographic Background (as of May 21, 2025)	BRIAN L. DERKSEN	JULIE H. EDWARDS	LORI A. GOBILLOT	MARK W. HELDERMAN	RANDALL J. LARSON	PATTYE L. MOORE	PIERCE H. NORTON II	EDUARDO A. RODRIGUEZ	GERALD B. SMITH	WAYNE T. SMITH

BOARD TENURE (YEARS)	9	19	1	6	9	23	3	21	6	1

AGE (YEARS)	73	66	63	67	67	67	65	69	74	65

GENDER (MALE/FEMALE)	M	F	F	M	M	F	M	M	M	M

Race/Ethnicity

HISPANIC/LATINO

AFRICAN AMERICAN/BLACK

CAUCASIAN/WHITE

2025 ONEOK, Inc. Proxy Statement	55
PROPOSAL 1: Election of Directors
Summary of Director Qualifications and Experience
This table provides a summary view of the qualifications and attributes of each director nominee.

	BRIAN L. DERKSEN	JULIE H. EDWARDS	LORI A. GOBILLOT	MARK W. HELDERMAN	RANDALL J. LARSON	PATTYE L. MOORE	PIERCE H. NORTON II	EDUARDO A. RODRIGUEZ	GERALD B. SMITH	WAYNE T. SMITH

ACCOUNTING/AUDITING We operate in complex financial and regulatory environments with significant disclosure requirements and detailed business processes and internal controls.

BUSINESS OPERATIONS We have significant operations focused on natural gas and natural gas liquids gathering, processing, fractionation, storage and transportation.

CAPITAL MANAGEMENT We allocate capital in various ways to run our operations, grow our business and return value to shareholders.

CORPORATE GOVERNANCE LEADERSHIP As a public company, we expect effective oversight and transparency, and our stakeholders demand it.

FINANCIAL EXPERTISE/LITERACY Our business involves complex financial transactions and reporting requirements.

INDEPENDENCE Independent directors have no material relationships with us and are essential in providing effective and unbiased oversight.

INDUSTRY EXPERIENCE Experience in the oil and gas midstream industry provides a relevant understanding of our business and strategy.

CAPITAL MARKETS Our business is capital intensive and requires access to capital and credit markets in order to grow our business.

PUBLIC COMPANY EXECUTIVE EXPERIENCE Experience leading a large, widely-held organization provides practical insights on need for transparency, accountability, and integrity.

RECENT PUBLIC COMPANY BOARD EXPERIENCE We value individuals who understand public company reporting responsibilities and have experience with the issues commonly faced by public companies.

REGULATORY/RISK MANAGEMENT A complex regulatory and risk environment requires us to develop policies and procedures that effectively manage compliance and risk.

56	2025 ONEOK, Inc. Proxy Statement
PROPOSAL 1: Election of Directors
BOARD TENURE AND COMPOSITION
The Board believes that each Board nominee possesses the necessary integrity, skills and qualifications to serve on our Board and that their individual and collective skills and qualifications provide them with the ability to engage management and each other in a constructive and collaborative fashion and, when necessary and appropriate, challenge management in the execution of our business operations and strategy.

2025 ONEOK, Inc. Proxy Statement	57
PROPOSAL 1: Election of Directors

58	2025 ONEOK, Inc. Proxy Statement
PROPOSAL 1: Election of Directors
Set forth on the following pages is certain information with respect to each nominee for election as a director, each of whom is a current director.
The Board unanimously recommends a vote FOR each nominee.
DIRECTOR NOMINEES

BRIAN L. DERKSEN, 73 Director since: 2015	INDEPENDENT COMMITTEES: Audit (Chair), Corporate Governance

CAREER HIGHLIGHTS:
•Served as Global Deputy Chief Executive Officer of Deloitte
Touche Tohmatsu Limited (“DTTL”) from 2011 until 2014.
•Served as Deputy Chief Executive Officer of Deloitte LLP
(“Deloitte U.S.”) from 2003 to 2011.
•Served as Managing Partner of the financial advisory business and the Mid-America region of Deloitte U.S. In fulfilling his roles for DTTL and Deloitte U.S., he acted in his capacity as a partner in Deloitte U.S. He retired as a partner of Deloitte U.S. in
May 2014.
•Certified Public Accountant.
•During the period from November 2014 through May 2015, he
was engaged to serve as an independent consultant in the
information technology sector.
•Holds a Bachelor of Science degree from the University of
Saskatchewan (Canada) and a Master of Business
Administration degree from Duke University’s Fuqua School
of Business.

OTHER BOARDS:
•A member of the board of directors since 2018 of Brookshire Grocery
Company, a privately held company with approximately 200 grocery stores. He also has served as the Audit Committee Chair since 2018 as well as the independent lead director since April 2022.
SKILLS AND QUALIFICATIONS:
•Extensive experience and expertise in accounting, auditing, financial reporting, taxation and management consulting.
•Extensive senior executive experience provides him with particular expertise in leadership, strategic vision and corporate
governance matters.

2025 ONEOK, Inc. Proxy Statement	59
PROPOSAL 1: Election of Directors

JULIE H. EDWARDS, 66 Director since: 2007	Independent Board Chair

CAREER HIGHLIGHTS:
•Board Chair of ONEOK, Inc.
•Retired in 2007 from Southern Union Company where she
served as Senior Vice President-Corporate Development from
November 2006 to January 2007 and as Senior Vice President
and Chief Financial Officer from July 2005 to November 2006.
•Served as an executive officer of Frontier Oil Corporation, having served as Chief Financial Officer from 1994 to 2005 and as
Treasurer from 1991 to 1994.
•Served as an investment banker with Smith Barney, Harris,
Upham & Co., Inc. in New York and Houston, after joining the company as an associate in 1985, when she graduated from the
Wharton School of the University of Pennsylvania with an M.B.A.
•Served as an exploration geologist in the oil industry, having earned a Bachelor of Science in Geology and Geophysics from
Yale University in 1980.
•Served on the ONEOK Board of Directors in 2004 and 2005
and was also a member of the Board of Directors of ONEOK
Partners GP, L.L.C., from 2009 until the consummation of the merger transaction with ONEOK in June 2017.
•Previously served as a member of the board of directors of Noble
Corporation, plc a U.K.-based offshore drilling contractor, until
February 2021 where she was on the Compensation and Finance
Committees and was Chair of the Nominating and Governance
Committee, and was a member of the board of directors of
NATCO Group, Inc., an oil field services and equipment
manufacturing company, from 2004 until its sale to Cameron
International Corporation in November 2009.

OTHER BOARDS:
•None.
SKILLS AND QUALIFICATIONS:
•Broad experience and understanding of various segments within the energy industry (exploration and production, refining and marketing, natural gas transmission, processing and distribution, production technology and contract drilling), and significant senior accounting, finance, capital markets, corporate development and management experience and expertise.
•Demonstrated leadership and has been effective in her role as past chair of our Audit Committee and immediate past chair of our
Corporate Governance Committee.
•Achieved the Computer Emergency Response Team (CERT)
Certificate in Cybersecurity Oversight in August 2024 from the
Carnegie Mellon University, Software Engineering Institute.

60	2025 ONEOK, Inc. Proxy Statement
PROPOSAL 1: Election of Directors

LORI A. GOBILLOT, 63 Director since: 2023	INDEPENDENT COMMITTEES: Audit, Corporate Governance

CAREER HIGHLIGHTS:
•Served as Vice President, Integration Management, at United
Airlines, Inc., from 2010 until 2012.
•Served in officer roles in both legal and business functions at
Continental Airlines/United Airlines during her career at the airlines from 1999 to 2012.
•Served as an attorney with the law firm of Vinson & Elkins
from 1993-1999.
•Earned a Bachelor of Business Administration degree from the
University of Texas and a Juris Doctor from the University of
Texas School of Law.
•Prior to attending law school, she was engaged in real estate development with Trammell Crow Company and consulting with
Arthur Anderson.

OTHER BOARDS:
•Serves on the board of directors of Republic Airways
Holdings, Inc., since 2017, where she is Chair of the
Compensation Committee.
•Served on the board of directors of Magellan Midstream Partners
L.P. from 2016 until the completion of the acquisition by the
Company, where she served on the Compensation Committee, the
Nominating and Governance Committee and the
Sustainability Committee.
•Served on the board of directors of Bristow Group Inc. from
2012-2019, where she was Chair of the Compensation Committee and served on the Corporate Governance and
Nominating Committee.
•Serves as President and a member of the board of directors of
A Lighted Path, since 2023, a nonprofit that focuses on improving outcomes for challenged youth.
SKILLS AND QUALIFICATIONS:
•Extensive executive, legal and project management experience at a capital intensive and highly regulated FORTUNE® 200 company.
•Extensive experience in corporate governance and
executive compensation.
•Extensive board leadership experience in aviation and energy.

2025 ONEOK, Inc. Proxy Statement	61
PROPOSAL 1: Election of Directors

MARK W. HELDERMAN, 67 Director since: 2019	INDEPENDENT COMMITTEES: Audit, Corporate Governance

CAREER HIGHLIGHTS:
•Held positions of increasing responsibility from 1997 through
January 2019, at Sasco Capital Inc., an independent, institutional investment firm focused primarily on corporate turnarounds,
restructurings and transformations, until he retired as Managing
Director and Co-Portfolio Manager.
•Worked in equity research and sales for Roulston Research
Company from 1989 to 1996 and for McDonald & Company
from 1986 to 1989, both in Cleveland, Ohio.

OTHER BOARDS:
•None
SKILLS AND QUALIFICATIONS:
•More than 30 years of experience in the U.S. equities markets, including constructive engagement with senior management teams to develop a deep understanding of their corporate vision, value creation philosophy, commitment to long-term sustainable value and shareholder alignment.
•Experience in more than 50 strategic, transformational restructurings spanning several industries including the energy value chain from upstream exploration and production, onshore and offshore oil field services, midstream, downstream petrochemicals and refining, regulated utilities and merchant energy.
•More than 20 years of broad experience as an analyst in the commodity, energy, industrial and utility sectors.
•Extensive financial experience and expertise.

62	2025 ONEOK, Inc. Proxy Statement
PROPOSAL 1: Election of Directors

RANDALL J. LARSON, 67 Director since: 2015	INDEPENDENT COMMITTEES: Executive Compensation, Corporate Governance (Chair)

CAREER HIGHLIGHTS:
•Served as Chief Executive Officer of the general partner of
TransMontaigne Partners L.P. from September 2006 to
August 2009; as Chief Financial Officer from January 2003 to
September 2006; and Controller from May 2002 to January 2003.
•Served as a partner with KPMG LLP in its Silicon Valley and
National (New York City) offices from July 1994 to May 2002.
•Served as a Professional Accounting Fellow in the Office of
Chief Accountant of the United States Securities and Exchange
Commission from July 1992 to July 1994.
•Holds a Bachelor of Business Administration degree from the
University of Wisconsin—Eau Claire, and a Master of
Business Administration degree from the University of
Wisconsin—Madison.

OTHER BOARDS:
•Served on the board of directors, where he was chair of the Audit
Committee and a member of the Conflicts Committee, of Valero
Energy Partners GP LLC prior to its merger with Valero Energy Corp.
•Served as a director of the general partner of MarkWest Energy
Partners, L.P. prior to its merger with MPLX LP where he was Chair of the Audit Committee and a member of the
Compensation Committee.
•Served as a director of the general partner of Oiltanking Partners,
L.P. where he was Chair of the Audit Committee and a member of the Conflicts Committee from August 2011 through February 2014.
SKILLS AND QUALIFICATIONS:
•Broad experience and understanding of the energy industry and significant senior public accounting, finance, capital markets and corporate development experience and expertise.
•Extensive executive, managerial, industry and financial experience and expertise.

2025 ONEOK, Inc. Proxy Statement	63
PROPOSAL 1: Election of Directors

PATTYE L. MOORE, 67 Director since: 2002	INDEPENDENT COMMITTEES: Executive Compensation, Corporate Governance

CAREER HIGHLIGHTS:
•Served as the non-executive chair of the board of Red Robin
Gourmet Burgers, a restaurant chain, from February 2010 to
November 2019. Ms. Moore retired from the Red Robin Board at the end of 2019.
•Served as interim Chief Executive Officer of Red Robin from April
2019 to October 2019.
•Served on the board of directors of Sonic Corp. from 2000
through January 2006 and was the President of Sonic from
January 2002 to November 2004.
•Held numerous senior management positions during her 12 years at Sonic, including Executive Vice President, Senior Vice
President-Marketing and Brand Development and Vice
President-Marketing.
•Is a business strategy consultant, speaker and the author of
Confessions from the Corner Office, a book on leadership
instincts, published by Wiley & Sons in 2007.

OTHER BOARDS:
•Serves as a director of ONE Gas, Inc. where she serves on the Audit,
Corporate Governance and Executive Committees.
•Serves on the board of directors of QuikTrip Corporation, a privately held company.
•Served as chair of the board of the National Arthritis Foundation.
SKILLS AND QUALIFICATIONS:
•Extensive senior management, marketing, business strategy, brand development and corporate governance experience.
•Extensive experience in leadership, management development, strategic planning, corporate governance and
executive compensation.
•Extensive experience as a member of the board of directors of numerous nonprofit organizations.
•Named an NACD Board Leadership Fellow by the National
Association of Corporate Directors and is a recipient of the 2017
Directorship 100 award.

64	2025 ONEOK, Inc. Proxy Statement
PROPOSAL 1: Election of Directors

PIERCE H. NORTON II, 65 Director since: 2021	Non-Independent (Chief Executive Officer)

CAREER HIGHLIGHTS:
•President and CEO of ONEOK, Inc.
•Served as President and Chief Executive Officer of ONE Gas,
Inc. from January 2014 until June 2021, and a member of the
ONE Gas, Inc. Board of Directors.
•Prior to the separation of ONE Gas in January 2014, Norton
served as Executive Vice President, commercial, of ONEOK and
ONEOK Partners.
•Served as Executive Vice President and Chief Operating Officer
of ONEOK and ONEOK Partners with responsibilities for natural gas gathering and processing, natural gas pipelines, natural gas liquids, natural gas distribution and energy services
business segments.
•Served as President of the ONEOK Distribution Companies –
Oklahoma Natural Gas, Kansas Gas Service and Texas
Gas Service.
•Holds a Bachelor of Science in Mechanical Engineering from the
University of Alabama in Tuscaloosa and is a graduate of
Harvard Business School’s Advanced Management Program.
•University of Alabama College of Engineering
Distinguished Fellow.
•2023 Tulsa Community College Vision Dinner Honoree.
•2021 American Gas Association Distinguished Service Award.
•2017 OK Ethics Executive Pilot Award.
•2011 IABC Tulsa Bronze Quill Communicator of the Year.

OTHER BOARDS:
•Board member of the American Petroleum Institute (API).
•2024 Tulsa Area United Way Annual Campaign Tri-Chair.
•Former member of the American Gas Association’s board of directors and served as its 2017 Chairman.
•Former board member of the Tulsa Community College Foundation and past-chair of the Audit Committee.
•Former board member of the Tulsa Community Foundation and past-
chair of the Audit Committee.
•Former board member of the Interstate Natural Gas Association of America.
•Former board member of the Texas Pipeline Association.
•Former board member of the North Dakota Petroleum Council.
•Former board member of the Western Energy Alliance.
SKILLS AND QUALIFICATIONS:
•Mr. Norton served in a variety of roles of continually increasing responsibility at ONEOK and ONEOK Partners from November 2004 to January 2014. In these roles, he had direct responsibility for and extensive experience in strategic and financial planning, acquisitions and divestitures, operations, management supervisions and
development and compliance.
•Extensive engineering management, construction management,
marketing, finance, corporate governance and executive
compensation experience.

2025 ONEOK, Inc. Proxy Statement	65
PROPOSAL 1: Election of Directors

EDUARDO A. RODRIGUEZ, 69 Director since: 2004	INDEPENDENT COMMITTEES: Executive Compensation (Chair), Corporate Governance

CAREER HIGHLIGHTS:
•Serves as President of Strategic Communications Consulting
Group since 2005.
•Served as Executive Vice President and a member of the board of directors of Hunt Building Corporation, a privately held
company engaged in construction and real estate development
headquartered in El Paso, Texas.
•Spent 20 years in the electric utility industry at El Paso Electric
Company, when it was a publicly traded, investor-owned utility, where he served in various senior-level executive positions, including General Counsel, Senior Vice President for Customer
and Corporate Services, Executive Vice President and
Chief Operating Officer.

OTHER BOARDS:
•Serves as a director of ONE Gas, Inc. where he serves on the Audit,
Executive Compensation and Executive Committees and is chair of the Corporate Governance Committee and Lead Independent
Director.
SKILLS AND QUALIFICATIONS:
•Extensive senior management, operational, entrepreneurial and legal experience in a variety of industries.
•A licensed attorney in the states of Texas and New Mexico and is admitted to the United States District Court for the Western District
of Texas.
•Mr. Rodriguez has practiced law for more than 40 years.
•Extensive legal and business, strategic planning, corporate governance and regulatory compliance experience and expertise.

66	2025 ONEOK, Inc. Proxy Statement
PROPOSAL 1: Election of Directors

GERALD B. SMITH, 74 Director since: 2020	INDEPENDENT COMMITTEES: Executive Compensation, Corporate Governance

CAREER HIGHLIGHTS:
•Serves as Chairman of Smith Graham & Co., an investment
management firm he founded in 1990 and served as Chief
Executive Officer until 2023.
•Served as a director of Cooper Industries plc from 2000 until
2012 and served as Lead Independent Director of Cooper
Industries plc from 2007 until 2012.
•Served as Senior Vice President and Director of Fixed Income
of Underwood Neuhaus & Company.

OTHER BOARDS:
•Serves as a director of Eaton Corporation plc since 2012 where he serves on the Executive and Finance Committees and is Chair of the
Audit Committee.
•Served as a director and Chair of the Investment Committee of the
New York Life Insurance Company until April 2023.
•Served as a Chairman of the Texas Southern University Foundation
Board until 2023 when he became Chairman Emeritus.
•Served as a director and Chair of the Budget Planning Committee of the Federal Reserve Bank of Dallas until December 2023 and is a former director of the Federal Reserve Bank of Dallas,
Houston branch.
•Served as a director of the Greater Houston Partnership.
•Former board of trustees member and Chair of the Investment
Oversight Committee for the Charles Schwab Family of Funds.
•Former Board Member of ONEOK, Inc. from 2009 to 2013 and also served on the Audit and Executive Compensation Committees.
•Former Board Member of ONEOK Partners, L.P. from 2006 to 2013 where he served as Chair of the Audit Committee.
SKILLS AND QUALIFICATIONS:
•Mr. Smith has expertise in finance, portfolio management and marketing through executive positions in the financial
services industry.
•Experience as director of companies in the oil and gas and energy services businesses has provided him with valuable insight into markets in which ONEOK also participates.
•Past experience as lead independent director of Cooper provides ongoing institutional knowledge of legacy Cooper businesses and provides him valuable insight on financial, operational and
strategic matters.

2025 ONEOK, Inc. Proxy Statement	67
PROPOSAL 1: Election of Directors

WAYNE T. SMITH, 65 Director since: 2023	INDEPENDENT COMMITTEES: Audit, Corporate Governance

CAREER HIGHLIGHTS:
•Served as Chairman and Chief Executive Officer of BASF
Corporation from May 2015 through May 2021.
•Served as a Member of the Board of Management Directors of
BASF SE from 2012 through May 2021.
•Served as Vice President and General Manager of Specialty
Construction Chemicals of W.R. Grace and Company from 2000
to 2004.
•Served as Vice President and General Manager of the Packaged
Products business of the BOC Group from 1998-2000.
•Holds a Bachelor of Science degree in chemical engineering from
Syracuse University and a Master of Business Administration
from the Wharton School of the University of Pennsylvania.
•Served on the Dean’s Leadership Council for the College of
Engineering and Computer Science at Syracuse University.

OTHER BOARDS:
•Serves as a director of Air Products and Chemicals, Inc., where he maintains the role of Chairman of the Board.
•Served on the board of directors of Inter Pipeline.
SKILLS AND QUALIFICATIONS:
•Mr. Smith has more than 35 years of experience in the
chemicals industry.
•Extensive experience across broad value chains in the chemical industry, including petrochemicals, polymers and highly
specialized chemicals.

68	2025 ONEOK, Inc. Proxy Statement

Ratify the Selection of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm for the Year Ending December 31, 2025

Our Board unanimously recommends a vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2025.

Ratification of Selection of PricewaterhouseCoopers LLP as
Our Independent Registered Public Accounting Firm For 2025
The Audit Committee has the sole authority and responsibility to evaluate, hire and, where appropriate, replace the company’s independent auditor and, in its capacity as a committee of the Board, is directly responsible for the appointment, compensation and general oversight of the work of the independent auditor. The Audit Committee is also responsible for approving the audit and permissible non-audit services provided by the independent auditor and the associated fees.
The Audit Committee evaluates the performance of our independent auditor, including the senior audit engagement team, each year and determines whether to re-engage the current independent auditor or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors’ capabilities, technical expertise and knowledge of our operations and industry and the potential impact on the company from changing auditors. In connection with the mandated rotation of the independent auditor’s lead engagement partner, the Audit Committee and its Chair are directly involved in the selection of the new lead engagement partner.
Based on this evaluation, the Audit Committee appointed PricewaterhouseCoopers LLP to serve as our independent auditor for the fiscal year ending December 31, 2025. PricewaterhouseCoopers LLP has served as our independent auditor for 18 years and is considered by management to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of PricewaterhouseCoopers LLP to serve as our independent auditor is in the best interests of the company and its shareholders.
The Board has ratified the selection by our Audit Committee of PricewaterhouseCoopers LLP to serve as our independent (consistent with Securities and Exchange Commission and NYSE policies regarding independence) registered public accounting firm for 2025. As a matter of good corporate governance, the Audit Committee submits its selection of our independent auditor to our shareholders for ratification. If the shareholders should not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee will reconsider the appointment. In carrying out its duties in connection with the 2024 audit, PricewaterhouseCoopers LLP had unrestricted access to our Audit Committee to discuss audit findings and other financial matters. Representatives of PricewaterhouseCoopers LLP will be present at the annual meeting to answer appropriate questions. They also will have the opportunity to make a statement if they desire to do so.
Approval of this proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the voting power of the shareholders present online or by proxy and entitled to vote on the proposal at the meeting.
Abstentions will have the effect of a vote against the proposal.

2025 ONEOK, Inc. Proxy Statement	69
PROPOSAL 2: Ratify the Selection of PricewaterhouseCoopers LLP
Audit And Non-Audit Fees
Audit services provided by PricewaterhouseCoopers LLP during the 2024 and 2023 fiscal years included an integrated audit of our consolidated financial statements and internal control over financial reporting, review of our unaudited quarterly financial statements, consents and review of documents filed with the Securities and Exchange Commission and performance of certain agreed-upon procedures.
The following table presents fees for services rendered by PricewaterhouseCoopers LLP for the years ended December 31, 2024 and 2023:

	(Thousands of Dollars)
	2024	2023
Audit Fees * Includes $3,170 fees related to the EnLink and Medallion acquisitions.	$9,197*	$5,065
Audit Related Fees(1)	$158	$17
Tax Fees(2)	$0	$0
All other Fees(3)	$2	$1
Total	$9,357	$5,083
(1)This category includes fees for assurance and related services which are reasonably related to the audit of our financial statements.
(2)This category includes fees associated with tax compliance, consultation and planning services.
(3)This category includes fees for products and services provided to us not otherwise included in the categories above.
Audit Committee Policy on Services Provided by the
Independent Registered Public Accounting Firm
Consistent with Securities and Exchange Commission and NYSE policies regarding auditor independence, the Audit Committee has the responsibility for appointing, setting compensation and overseeing the work of our independent auditor. In furtherance of this responsibility, the Audit
Committee has established a policy with respect to the pre-approval of audit and permissible non-audit services provided by our independent auditor.
All of the 2024 and 2023 audit and non-audit services provided by PricewaterhouseCoopers LLP were pre-approved by the Audit Committee in accordance with this policy.
Prior to the engagement of PricewaterhouseCoopers LLP as our independent auditor for the 2025 audit, a plan was submitted to and approved by the Audit Committee setting forth the audit services expected to be rendered during 2025. This scope of work to be performed in the audit of our financial statements and in attesting and reporting on our internal control over financial reporting, as well as work that only the independent auditor can reasonably be expected to provide, including quarterly review of our unaudited financial statements, comfort letters, statutory audits, attestation services, consents and assistance with the review of documents filed with the Securities and Exchange Commission.
The Audit Committee has adopted a policy that provides that fees for audit, audit related and tax services that are not included in the independent auditor’s annual services plan, and for services for which fees are not determinable on an annual basis, are pre-approved if the fees for such services will not exceed $75,000. In addition, the policy provides that the Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit
Committee at its next scheduled meeting.

70	2025 ONEOK, Inc. Proxy Statement
PROPOSAL 2: Ratify the Selection of PricewaterhouseCoopers LLP
2025 Report of the Audit Committee
The purpose of the Audit Committee is to assist the Board with the oversight of the integrity of the company’s financial statements and internal control over financial reporting, the company’s compliance with legal and regulatory requirements, the independence, qualifications and performance of the company’s independent auditor and the performance of the company’s internal audit function. The Audit Committee’s function is more fully described in its charter, which the Board reviews and approves on an annual basis. The charter is published on and may be printed from the company’s website at www.oneok.com and is also available from the company’s corporate secretary upon request. The Board annually reviews the definition of “independence” for audit committee members contained in the listing standards for the NYSE and applicable rules of the Securities and
Exchange Commission, as well as our Director Independence Guidelines, and has determined that each member of the Audit Committee is independent under those standards.
Management is responsible for the preparation, presentation and integrity of the company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The company’s independent auditor, PricewaterhouseCoopers LLP, is responsible for performing an independent audit of the company’s consolidated financial statements and the company’s internal control over financial reporting and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles and on the effectiveness of the company’s internal control over financial reporting.
In this context, the Audit Committee has met and held discussions with management and the company’s independent auditor,
PricewaterhouseCoopers LLP, regarding the fair and complete presentation of the company’s financial results and management’s report on its assessment of the company’s internal control over financial reporting. The Audit Committee has discussed the significant accounting policies applied by the company in its financial statements, as well as alternative treatments. Management has represented to the Audit Committee that the company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the company’s independent auditor.
The Audit Committee has also reviewed and discussed with both management and the independent auditor management’s assessment of the company’s internal control over financial reporting. In addition, the Audit Committee has discussed the independent auditor’s report on the company’s internal control over financial reporting. The Audit Committee has also discussed with the company’s independent auditor the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.
In addition, the Audit Committee has discussed with the independent auditor the firm’s independence from the company and its management, including the matters in the written disclosures and the letter received from PricewaterhouseCoopers LLP as required by the applicable requirements of the Public Company Accounting Oversight Board (United States) regarding the independent auditor’s communications with the Audit Committee concerning independence. While non-audit services provided by PricewaterhouseCoopers LLP did not impact the Audit Committee’s determination of
PricewaterhouseCoopers LLP’s independence in 2023 or 2024, the Audit Committee will consider in the future whether the provision of non-audit services to the company by PricewaterhouseCoopers LLP is compatible with maintaining that firm’s independence. The Audit Committee has concluded that PricewaterhouseCoopers LLP is independent from the company and its management.
The Audit Committee discussed with the company’s internal and independent auditors the overall scope and plans for their respective audits.
The Audit Committee meets with both the internal and independent auditors, with and without management present, to discuss the results of their examinations, the assessments of the company’s internal control over financial reporting and the overall quality of the company’s financial reporting.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited financial statements of the company as of and for the year ended December 31, 2024, in the company’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the Securities and Exchange Commission.
Respectfully submitted by the members of the Audit Committee of the Board.
Brian L. Derksen, Chair
Lori A. Gobillot, Member
Mark W. Helderman, Member
Wayne T. Smith, Member

2025 ONEOK, Inc. Proxy Statement	71

STOCK OWNERSHIP

Holdings of Major Shareholders
The following table sets forth the beneficial owners of 5% or more of our common stock known to us at December 31, 2024, except to the extent indicated otherwise in the footnotes.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Common Stock	The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	69,671,688	11.96%(1)

Common Stock	BlackRock, Inc. 50 Hudson Yards New York, NY 10001	52,604,741	9.00%(2)

Common Stock	State Street Corporation State Street Financial Ctr. One Congress Street, Suite 1 Boston, MA 02114	38,698,295	6.64%(3)

(1)Based upon an amendment to Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2024, in which The Vanguard Group, Inc.
reported that, as of December 29, 2023, The Vanguard Group, Inc. directly and through its wholly owned subsidiaries, beneficially owned in the aggregate
69,671,688 shares of our common stock. Of such shares, The Vanguard Group, Inc. reported it had sole dispositive power with respect to 66,909,056 shares, shared dispositive power with respect to 2,762,632 shares, and shared voting power with respect to 998,059 shares.
(2)Based upon a Schedule 13G/A filed with the Securities and Exchange Commission on January 25, 2024, in which BlackRock, Inc. reported that, as of
December 31, 2023, BlackRock, Inc. through certain of its subsidiaries, beneficially owned in the aggregate 52,604,741 shares of our common stock of which
BlackRock, Inc. had sole voting power with respect to 48,030,022 shares, and sole dispositive power with respect to 52,604,741 shares.
(3)Based upon a Schedule 13G/A filed with the Securities and Exchange Commission on January 29, 2024, in which State Street Corporation reported that, as of
December 31, 2023, State Street Corporation, through certain of its direct or indirect subsidiaries, beneficially owned in the aggregate 38,698,295 shares of our common stock of which State Street Corporation had shared dispositive power with respect to 38,617,259 shares and shared voting power with respect to
26,790,363 shares.

72	2025 ONEOK, Inc. Proxy Statement
Stock Ownership
Holdings of Officers and Directors
The following table sets forth the number of shares of our common stock beneficially owned as of March 1, 2025, by (i) each director and nominee for director, (ii) each of the executive officers named in the Summary Compensation Table for Fiscal 2024 under the caption “Executive Compensation
Discussion and Analysis” in this proxy statement, and (iii) all directors and executive officers as a group.

Name	Shares of ONEOK Common Stock Beneficially Owned(1)	ONEOK Directors’ Deferred Compensation Plan Phantom Stock(2)	Total Shares of ONEOK Common Stock Beneficially Owned Plus ONEOK Directors’ Deferred Compensation Plan Phantom Stock	ONEOK Percent of Class(3)
Kevin L. Burdick	167,306	0	167,306	Less than 1%
Brian L. Derksen	18,700	35,412	54,112	Less than 1%
Julie H. Edwards	63,335	4,392	67,727	Less than 1%
Lori A. Gobillot	1,413	4,838	6,251	Less than 1%
Mark W. Helderman	32,215	0	32,215	Less than 1%
Walter S. Hulse, III	189,693	0	189,693	Less than 1%
Randall J. Larson	29,548	0	29,548	Less than 1%
Pattye L. Moore	0	197,584	197,584	Less than 1%
Pierce H. Norton II	117,701	0	117,701	Less than 1%
Eduardo A. Rodriguez	26,820	15,401	42,221	Less than 1%
Gerald B. Smith	0	12,501	12,501	Less than 1%
Wayne T. Smith	2,700	3,762	6,462	Less than 1%
Sheridan C. Swords(4)	233,087	0	233,087	Less than 1%
Lyndon C. Taylor	336	0	336	Less than 1%
All directors and executive officers as a group	1,067,251	273,890	1,341,141	Less than 1%
(1)Includes shares of common stock held by members of the family of the director or executive officer for which the director or executive officer has sole or shared voting or investment power, shares of common stock held in our Direct Stock Purchase and Dividend Reinvestment Plan, and shares held through our 401(k) Plan.
As of March 1, 2025, the trustee of our 401(k) Plan held 25,159 shares of our common stock on behalf of all executive officers as a group.
(2)Represents shares of phantom stock credited to a director’s account under our Deferred Compensation Plan for Non-Employee Directors. Each share of phantom stock is equal to one share of our common stock. Phantom stock has no voting or other shareholder rights, except that dividend equivalents are paid on phantom stock and reinvested in additional shares of phantom stock based on the closing price of our common stock on the NYSE on the date the dividend equivalent was paid. Shares of phantom stock do not give the holder beneficial ownership of any shares of our common stock because they do not give such holder the power to vote or dispose of any shares of our common stock.
(3)The percent of our voting securities owned is based on our shares of common stock outstanding on March 1, 2025.
(4)Excludes 2,770, 11,412 and 5,416 shares, the receipt of which was deferred by Mr. Swords upon vesting in January 2010, January 2011 and February 2017, respectively, under the deferral provisions of our Equity Compensation Plan, which shares will be issued to Mr. Swords upon his separation of service from our company and in accordance with the terms of the Equity Compensation Plan.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of 10% or more of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Based solely on a review of the copies of reports furnished to us and representations that no other reports were required, we believe that all of our directors, executive officers, and holders of 10% or more of our outstanding shares during the fiscal year ended December 31, 2024, complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act, except that one Form 4 filing reporting the vesting of performance and restricted units made on behalf of each of Kevin L. Burdick, Walter S. Hulse, III, Charles M. Kelley, Pierce H. Norton II, Mary M. Spears, and
Sheridan C. Swords, was filed two business days late due to an unintentional administrative error.

2025 ONEOK, Inc. Proxy Statement	73

EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY
Our Executive Compensation Discussion and Analysis (“CD&A”) focuses on our 2024 compensation programs and decisions relative to our 2024 performance. The 2024 short-term incentive payouts described in this CD&A were based on consideration of our financial, safety and environmental performance in 2024, and the payouts upon the vesting of performance units reflects our total shareholder return relative to our peer group through
February 2024. As described further in this CD&A, our executive compensation program is designed to strongly align realizable compensation with performance. Therefore, the value of executives’ stock awards is aligned with, and impacted by, changes in our stock price.
Our Business
We are incorporated under the laws of the state of Oklahoma, and our common stock is listed on the NYSE under the trading symbol “OKE.” We deliver energy products and services vital to an advancing world. We are a leading midstream service provider of gathering, processing, fractionation, transportation, storage and marine export services. As one of the largest diversified energy infrastructure companies in North America, we are delivering energy that makes a difference in the lives of people in the U.S. and around the world. Through our now approximately 60,000-mile pipeline network, we transport the natural gas, NGLs, refined products and crude oil that help meet domestic and international energy demand, contribute to energy security and provide safe, reliable and responsible energy solutions needed today and into the future.
Our Growth Journey
Since September 2023, ONEOK has embarked on a transformative journey of growth, closing a series of acquisitions that have strengthened our position as an energy industry leader by adding new growth platforms in crude oil and refined products to our stable and reliable natural gas and
NGLs businesses.
The successful acquisition of Magellan in September 2023 diversified the company’s assets, adding a refined products and crude business to
ONEOK’s portfolio. Building on this momentum, ONEOK further bolstered its portfolio in 2024-2025 with acquisitions of a Gulf Coast NGL pipeline system from Easton Energy and the acquisitions of Medallion and EnLink.
These acquisitions expanded and extended our integrated position in some of the most prolific basins in the U.S. – including the Permian Basin –
with connectivity to critical energy demand hubs across the country like the Texas and Louisiana Gulf Coast.
•Business Update and Market Conditions: We operate primarily fee-based businesses in each of our four reportable segments (Natural Gas
Gathering and Processing; Refined Products and Crude; Natural Gas Liquids; and Natural Gas Pipelines), and our consolidated earnings were approximately 90% fee-based in 2024.
Over the past year, we experienced significant growth across our value chain due to our recent acquisitions. Earnings increased in 2024, compared with 2023, due primarily to a full year of earnings from the new Refined Products and Crude segment, higher NGL and natural gas processing volumes in the Rocky Mountain region and the impact of the interstate pipeline system divestiture in the Natural Gas Pipelines segment. Our extensive and integrated assets are located in, and connected with, some of the most productive shale basins, as well as refineries and demand centers, in the United States.
•Financial Performance: Our 2024 consolidated operating income was approximately $5.0 billion, compared with approximately $4.1 billion in
2023. 2024 net income was approximately $3.1 billion compared with 2023 net income of approximately $2.7 billion.
•Dividends: During 2024, we paid common stock dividends totaling $3.96 per share, an increase of 3.7% compared with the prior year. In
February 2025, we paid a quarterly common stock dividend of $1.03 per share ($4.12 per share on an annualized basis), an increase of 4%
compared with the same quarter in the prior year. Our dividend growth is primarily due to the increase in cash flows resulting from the growth of our operations.

74	2025 ONEOK, Inc. Proxy Statement
Executive Compensation Discussion and Analysis
2024 Executive Compensation Highlights
During 2024, management strengthened the company’s position while navigating the increasing complexities of the energy industry. We believe a meaningful portion of this success is related to our incentive compensation program, which is designed to pay-for-performance and to closely align our executives’ interests with those of our shareholders. Our named executive officers for 2024 were Pierce H. Norton II, Walter S. Hulse, III,
Kevin L. Burdick, Sheridan C. Swords and Lyndon C. Taylor (referred to throughout as our “named executive officers”). Mr. Taylor joined the company in October 2023.
The Committee’s primary recommendations to our Board, which the Board subsequently approved in February 2024, regarding 2024 compensation of our named executive officers are summarized below. These actions are consistent with our compensation philosophy described on pages 76-77:
•Increasing Mr. Norton’s base salary by $90,000 (10.8%), short-term incentive target by 25 percentage points, and his long-term incentive target by $3,000,000 (60.00%).
•Increasing Mr. Hulse’s base salary by $50,000 (8.3%), short-term incentive target by 10 percentage points, and his long-term incentive target by
$1,050,000 (47.7%).
•Increasing Mr. Burdick’s base salary by $50,000 (10.0%) and his long-term incentive target by $200,000 (12.5%).
•Increasing Mr. Swords' base salary by $25,000 (5.0%), short-term incentive target by 10 percentage points, and his long-term incentive target by
$549,999 (44.0%).
•Increasing Mr. Taylor's base salary by $50,000 (9.1%), short-term incentive target by 5 percentage points, and his long-term incentive target by
$1,350,000 (270.0%). Mr. Taylor's long-term incentive target increase for fiscal year 2024 is primarily attributable to the timing of his hire date occurring in October 2023.  As Mr. Taylor joined the Company late in the fiscal year, his initial long-term incentive target reflected his partial-year service. The subsequent long-term incentive target in February 2024 represents the full annual target consistent with the Company's typical annual grant cycle for executive officers.
Additional information as to these actions is provided in the 2024 Compensation Decisions section on pages 83-84.
•Maintaining two financial metrics - earnings per share (“EPS”) and return on invested capital (“ROIC”) - and two operational metrics - total recordable incident rate (“TRIR”) and agency reportable environmental event rate (“AREER”) - under our annual short-term incentive plan for 2024. For an explanation of these metrics, see “Executive Compensation Discussion and Analysis—2024 Short-Term Incentive
Awards—Financial Measures and Operational Measures” on page 84.
•Approving long-term equity incentive grants to our named executive officers consisting of approximately 80% of the award’s aggregate value in performance units and approximately 20% of the award’s aggregate value in restricted units. This is the same allocation of long-term equity incentive grants to executives in prior years.
•Certifying, based on our total shareholder return performance relative to our peers, a 88% of target payout to our named executive officers with respect to performance units granted in 2021 that vested in February 2024. This level of payout resulted because our relative total shareholder return was at the 44th percentile of the total shareholder return of the specified peer group of energy companies.
The Committee’s other recommendations to our Board, which the Board subsequently approved in February 2025, relating to our 2024 short-term incentive plan are summarized below.
•Ratifying the company’s level of achievement with respect to the financial and operating goals under our 2024 short-term incentive plan resulting in a corporate performance payout factor of 183.5% of target for our named executive officers and all other employees.
•Assigning an individual performance modifier of 110% to Mr. Norton under our 2024 short-term incentive plan in recognition of his strong performance and leadership during the year.
•Assigning individual performance modifiers to our other named executive officers as follows under our 2024 short-term incentive plan in recognition of each individual’s performance and contribution during the year:

Mr. Hulse, 125%	Mr. Burdick, 120%	Mr. Swords, 115%	Mr. Taylor, 125%
(For more information on the executive compensation highlights above, see pages 13-14).

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Executive Compensation Discussion and Analysis
Specific Compensation Program Features
Our compensation philosophy and related governance features are complemented by several specific elements that are designed to align our executive compensation with long-term shareholder interests.
•The components of our executive compensation program have remained substantially the same for several years. We believe our program is designed effectively, well aligned with the interests of our shareholders, strongly performance-based and key to achieving our business goals.
•The main objectives of our executive compensation program are to pay-for-performance, to align our executive officers’ interests with those of our shareholders and to attract, retain, and engage qualified executives.
•All compensation decisions regarding our named executive officers are initially made by the Committee and are then submitted to the Board for approval.
•The Committee is composed solely of persons who qualify as independent directors under the listing standards of the NYSE.
•We provide the following elements of compensation for our executive officers, including the named executive officers: base salary, an annual short-term cash incentive award and long-term equity incentive awards.
•The Committee references the median level of the market when determining all elements of compensation, including when considering the possibility of above or below-target short-term incentive and long-term incentive payments for executive and company performance that exceeds or is below expectations.
•We implement our pay-for-performance philosophy with a short-term incentive program providing for cash payments based on achievement of financial and operational goals established annually by the Committee and long-term, performance-based equity incentive awards providing for vesting levels based on our total shareholder return over a three-year performance period as compared to the total shareholder return of a specified peer group of energy companies for the same period.
•We encourage alignment of our named executive officers’ interests with those of our shareholders through the award of long-term incentive equity grants, of which approximately 80% are performance units and approximately 20% are time-vesting restricted units.
•Our executive officers, including the named executive officers, receive no significant recurring perquisites or other personal benefits.
•We have market competitive stock ownership guidelines for our executive officers, including the named executive officers, and members of our Board.
•We have adopted a clawback policy in compliance with Exchange Act Rule 10D-1 and the corresponding NYSE listing standards. Our clawback policy permits the recovery of incentive-based cash and any equity compensation in the event of fraud, negligence or intentional misconduct that directly or indirectly results in a material restatement of all or a portion of our financial statements.
•Our Board has adopted a Securities/Insider Trading Policy prohibiting officers, members of our Board and certain employees designated as insiders under the policy from engaging in short sales, derivative or speculative transactions in our securities, or purchasing or using, directly or indirectly through family members or other persons or entities, financial instruments (including puts or calls, prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of our securities. This policy further provides that employees, including our officers and directors, may not purchase or sell our stock when they are in possession of material non-public information and that officers, directors and employees in certain designated work groups may trade in our securities only during "open window" periods (beginning on the third business day after our public release of quarterly or annual earnings and continuing until the first day of the following calendar quarter) and must pre-clear all purchases and sales of our securities. Further, the policy provides that the company will not engage in any transactions involving our securities while it is aware of material non-public information relating to the company or our securities.
For the purposes of this policy, “our securities” refers to the common stock, preferred stock and debt issued by us or our respective divisions and subsidiaries, securities of other companies with a significant relationship to us, as well as derivative securities that relate to or derive their value from our common stock, debt or such other companies’ stock. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of our Securities/Insider Trading Policy, a copy of which is filed as Exhibit 19.1 to our Annual Report on Form
10-K for the fiscal year ended December 31, 2024.
•Our Securities/Insider Trading Policy also prohibits officers and directors from holding our securities in a margin account or pledging our securities as collateral for a loan. An exception to this prohibition may be granted by the chief executive officer if an officer or director wishes to pledge shares of our stock as collateral for a loan (but not including a margin account), the officer or director clearly demonstrates the financial capacity to repay the loan without resorting to the pledged securities, and the terms of the loan prohibit the sale of any of our stock held as collateral when the officer or director is not permitted to trade in our stock. We are not aware of any officer or member of our Board who has pledged any of his or her shares of our common stock.

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•We do not grant awards of stock options or similar option-like rights or instruments and, accordingly, do not have any policy or practice in place on the timing of awards of options or similar option-like rights or instruments in relation to the disclosure of material non-public information. If, in the future we anticipate granting awards of stock options or similar option-like rights or instruments, we may establish a policy regarding how the
Board or Committee determines when to grant such awards and how it will take into account material non-public information when determining the timing and terms of such awards.
•The Committee engages a compensation consultant that the Committee has determined to be independent under the Securities and Exchange
Commission rules and NYSE listing standards to provide advice and expertise on the design and implementation of our executive and director compensation programs.
The Committee monitors executive compensation trends and developments regarding prevailing types and levels of compensation so we can remain competitively positioned to attract and retain the executive talent necessary to achieve our strategic, financial and operational goals.
Specific Corporate Governance Features Related
to Compensation
We seek to maintain good governance standards, including standards applicable to the oversight of our executive compensation policies and practices. The following policies and practices were in effect during 2024:
•The Committee is composed solely of independent directors.
•The Committee’s independent compensation consultant, Meridian Compensation Partners, is retained directly by the Committee and performs no other services for the company.
•The Committee regularly meets in executive session without management as well as with and without the representatives of Meridian
Compensation Partners.
•The Committee conducts an annual review of our compensation program designed to ensure that the risks arising from the program are not reasonably likely to have a material adverse effect on our company.
EXECUTIVE COMPENSATION PHILOSOPHY
Our executive compensation philosophy is to pay-for-performance and provide a competitive compensation package to attract, retain, and engage qualified executives while structuring our executive compensation program in a manner that does not provide incentives for excessive risk-taking.
Pay-for-Performance
We structure our executive compensation program to align the interests of our named executive officers with the interests of our shareholders. We believe a named executive officer’s compensation should be tied directly to the achievement of our strategic, financial and operating goals, all of which are designed to deliver value to our shareholders. Therefore, a significant part of each named executive officer’s pay is “at-risk,” in the form of an annual, short-term, cash incentive award and long-term, equity-based incentive awards. The amount of the annual short-term cash incentive award earned depends on our company’s performance measured against financial and operating objectives, as well as the named executive officer's meeting key leadership and development standards. The portion of our named executive officers’ compensation in the form of equity awards ties their compensation directly to creating shareholder value over the long-term. We believe this combination of annual short-term cash incentive awards and long-term equity awards aligns the incentives of our named executive officers with the interests of our shareholders.
Competitive Pay
We believe a competitive executive compensation program is an important tool to help us attract, retain, and engage talented executives capable of leading our company in the competitive business environment in which we operate. We seek to establish total compensation opportunities for our named executive officers that are within a competitive range of the median of compensation opportunities awarded at our peer companies as further discussed below. For example, to recognize an individual’s unique qualifications or performance, we may choose to set their total compensation level above the median. However, if the executive is new to the role, we may set total compensation below the median level. Similarly, exceptional performance may result in compensation above the median. Earned compensation from these opportunities will vary based on company and individual performance as well as our stock price performance.

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Executive Compensation Discussion and Analysis
Our compensation program is designed with the following principles in mind:
•Pay our executives based on their responsibilities, the capabilities and experience they possess, the performance they demonstrate and market conditions.
•Motivate our executives to conduct our business and manage our assets in a safe and environmentally responsible manner.
Risk Assessment
The Committee believes our compensation program does not provide incentives for excessive risk-taking, and therefore does not produce risks that are reasonably likely to have a material adverse effect on the company for the following reasons:
•Broad-based Compensation Program: The primary components of our compensation program, including short-term incentive metrics, are the same for all officers and employees across all of our business units;
•Fixed Pay Component: The base salary component of compensation is market-based and does not encourage risk-taking because it is a fixed amount; and
•Prudent Risk Management: Our current short- and long-term incentive plan awards have the following risk-limiting characteristics:
•Under our short-term incentive plan, awards to officers are subject to fixed maximums established by the Committee;
•Awards are reviewed and approved by the Committee considering a variety of indicators of performance (rather than a single indicator of performance);
•Short- and long-term incentive awards are not tied to formulas that could focus executives on specific short-term outcomes;
•The Committee approves the final short- and long-term incentive plan award payouts after the review and confirmation of individual executive, operating and financial performance;
•Short-term cash and long-term equity incentive awards are subject to our Compensation Recoupment Policy and other clawback provisions;
•For executive officers, a significant portion of incentive award value is granted in the form of restricted and performance units that vest over multiple years, which aligns the interests of executive officers to long-term shareholder interests; and
•Executive officers are subject to share-ownership guidelines.
EXECUTIVE COMPENSATION METHODOLOGY
The Executive Compensation Committee
The Committee has the responsibility for reviewing, approving and recommending our executive compensation program to the Board for approval.
The role of the Committee is to oversee our compensation and benefit plans and policies, delegate responsibility for the administration of these plans and review and approve annually all compensation decisions relating to our executive officers, including compensation decisions for our named executive officers.
The Committee’s practice is to review our executive officer compensation program and make specific decisions in February of each year, including review and approval of: base salaries; the achievement of annual short-term cash incentive goals for the prior year and corresponding payouts;
annual short-term cash incentive program thresholds, targets and maximums for the current fiscal year; the level of vesting of long-term incentive grants that were eligible to vest during the year; and new long-term incentive grants. This review coincides with our Board's review of our financial and operating results for the most recently completed year and allows the Committee to consider those results, as well as our financial and operating plan for the upcoming year, as it makes compensation decisions. The Committee submits its recommendations regarding the compensation of our chief executive officer, our other named executive officers and our non-management directors to the Board for approval.
The Committee recognizes the importance of maintaining sound basic principles for the development and administration of our compensation and benefit programs. The Committee has adopted practices to enhance the Committee’s ability to carry out its responsibilities effectively, as well as to ensure we maintain strong links between executive pay and performance. Examples of practices the Committee has adopted include:
•Holding executive sessions without company management present at every meeting of the Committee;
•Reviewing total compensation tally sheets for the named executive officers on an annual basis;

78	2025 ONEOK, Inc. Proxy Statement
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•Engaging an independent compensation consultant to advise the Committee on executive compensation issues;
•Meeting with the independent compensation consultant in executive session without management present at each regularly scheduled meeting of the Committee to discuss our compensation program and actions on a confidential basis;
•Evaluating the performance of the Committee each year; and
•Assessing the performance of the Committee’s independent compensation consultant each year.
Following our 2024 annual meeting of shareholders, the Committee took into account the 95.4% affirmative vote of our shareholders who voted on our executive compensation, including abstentions, and determined to continue to apply the same principles the Committee has used historically in determining the nature and amount of executive compensation.
The Role of Executive Management in the Executive
Compensation Process
Each year, our executive management presents our annual strategic and financial plan to our Board for approval. The presentation includes a review of the expected financial and operating performance of each of our business segments, the expected financial performance of the company on a consolidated basis, and a capital expenditure plan, as well as a consolidated five-year strategic and financial outlook. The criteria and targets for our annual short-term cash incentive awards are recommended by executive management to the Committee based on our Board-approved strategic and financial plan. Upon the completion of each fiscal year, and following finalization of the year’s financial and operating results, executive management reviews our actual performance relative to the short-term incentive plan criteria and targets established by the Committee for the performance year in order to determine the annual short-term cash incentive award recommendations to be presented to the Committee for each named executive officer.
In making individual compensation decisions, the Committee reviews the recommendations of the chief executive officer with respect to all named executive officers other than himself. The Committee reviews and discusses these recommendations in executive session and reaches its own decisions with respect to the compensation of the named executive officers, including the chief executive officer. In turn, the Committee presents its compensation decisions with respect to the chief executive officer and the other named executive officers to the Board for approval.
The compensation group in our human resources department supports both the Committee and executive management in establishing management’s recommendations regarding annual performance metrics and targets and providing periodic analyses and reports regarding our executive compensation program.
The Role of the Independent Compensation Consultant
The Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the Committee in the performance of its duties. During 2024, the Committee continued the engagement of Meridian Compensation Partners to serve as the Committee’s independent compensation consultant on matters related to executive and director compensation. The independent compensation consultant reports directly to the Committee and provides no other services to us.
The Committee annually reviews and establishes the scope of the engagement of the Committee’s independent compensation consultant, which is reflected in an annual engagement letter between the consultant and the Committee. During 2024, the scope of the assignment and the material instructions regarding the services of the consultant were to:
•Provide input to the Committee’s decision-making with respect to executive compensation matters in light of our business strategy, pay philosophy, prevailing market practices, shareholder interests and relevant regulatory mandates;
•Provide advice on our executive pay philosophy;
•Provide advice on the composition of our compensation peer group for competitive benchmarking;
•Provide comprehensive competitive market studies as background against which the Committee can consider the company’s chief executive officer and senior management base salaries, annual bonus opportunities, long-term incentive awards, benefits, perquisites and severance protections;
•Provide incentive plan design advice for both annual and long-term incentive programs and other compensation and benefit programs to meet our objectives;
•Apprise the Committee of emerging best practices and changes in the regulatory and corporate governance environment;

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Executive Compensation Discussion and Analysis
•Provide consulting and competitive market data on director compensation matters;
•Conduct periodic meetings with our management as required from time to time to discuss executive compensation issues and prepare for
Committee meetings;
•Assist with the preparation of our annual proxy statement “Executive Compensation Discussion and Analysis”;
•Review tally sheets regarding the company’s chief executive officer and other senior officers as developed by management; and
•Periodically review the Committee’s charter.
In addition, the engagement letter provides for the consultant to be available to assist the Committee with respect to other executive compensation matters that may arise throughout the year.
The independent compensation consultant attended each regularly scheduled meeting of the Committee in 2024. During a portion of each regular meeting, the independent compensation consultant met with the Committee in executive session without members of management present.
The independent compensation consultant also communicated with members of the Committee outside of the Committee’s meetings as desired by the Committee members. The independent compensation consultant reviewed briefing materials, including those with respect to individual compensation matters prepared by management for the Committee, reviewed recommendations and proposals being submitted to the Committee and provided perspective, advice and recommendations to the Committee regarding the recommendations of management. The independent compensation consultant also gathered and provided competitive market data and other background information for consideration by the Committee.
It is the Committee’s view that its independent compensation consultant should be able to render candid and direct advice independent of management’s influence and numerous steps have been taken to satisfy this objective. The independent compensation consultant is engaged by and reports directly to the Committee on matters related to compensation. As noted above, representatives of the independent compensation consultant meet separately with the Committee members outside the presence of management at each regular meeting and also speak separately with the Committee chair and other Committee members between meetings, as necessary or desired. The independent compensation consultant interacts from time to time directly with our senior vice president and chief human resource officer, vice president, deputy general counsel -
compliance & ethics and corporate secretary, and our compensation department as necessary to support the work of the independent compensation consultant on behalf of the Committee. These interactions are limited to those that are on the Committee’s behalf or related to matters that will be presented to the Committee for review and approval.
At least annually, the Committee conducts a review of the independent compensation consultant’s performance and independence. This review includes an evaluation of the services that the independent compensation consultant has provided to the Committee, the related fees and the procedures implemented by the independent compensation consultant with respect to maintaining its independence. During 2024, Meridian
Compensation Partners did not advise us or deliver any services other than the referenced compensation consulting services provided to the
Committee. We incurred fees and expenses of $392,359 with Meridian Compensation Partners for compensation-related services to the
Committee in 2024.
In February 2024, the Committee considered the independence of Meridian Compensation Partners in light of Securities and Exchange Commission rules and NYSE listing standards regarding the independence of consultants to compensation committees. The Committee requested and received a letter from Meridian Compensation Partners addressing the consulting firm’s independence, including the following factors: (i) other services provided to us by the consultant; (ii) fees paid by us as a percentage of the consulting firm’s total revenue; (iii) policies or procedures maintained by the consulting firm that are designed to prevent conflicts of interest; (iv) any business or personal relationships between the individual consultants involved in the engagement and any member of the Committee; (v) any company stock owned by the individual consultants involved in the engagement; and (vi) any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement. The Committee discussed these considerations and concluded that the work of the consultant did not raise any conflict of interest and that the consultant was independent of the Committee and our company, and is providing effective counsel and services to the Committee.
Competitive Assessment
For 2024 compensation decisions, the Committee asked Meridian Compensation Partners to assist it with the annual competitive assessment of our executive compensation program. The Committee reviewed independent executive compensation data compiled by Meridian Compensation Partners in November 2023 to assess competitive executive compensation levels for our executive officers.

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The Committee considers a number of factors in structuring our compensation program and making compensation decisions, including the compensation practices of selected peer companies in the energy industry, which we refer to as our “Energy Peers.” The Committee’s independent compensation consultant annually reviews the peer group with the Committee to assess its continued appropriateness and applicability to our company. The 2024 Energy Peers were recommended by Meridian Compensation Partners and management and were selected because they have significant lines of business in the energy industry that are similar to our businesses in focus, ownership structure, affiliations and geography and because the size of their operations (e.g., enterprise value, market value, and earnings before interest, taxes, depreciation and amortization) and the skills and experience required of their senior management to effectively operate their businesses are also similar to our businesses. Companies that have similar lines of business but have a history of anomalous pay practices, as determined by the Committee in consultation with our independent compensation consultant, are excluded from consideration as a potential Energy Peer.
For 2024, the following changes were made to the Energy Peers we used for 2023 due to the company's increased size after the Magellan acquisition:
Removals:
Magellan Midstream Partners, L.P. was removed from the group due to our acquisition of Magellan on September 25, 2023. EnLink Midstream, LLC,
Equitrans Midstream Corporation, and NuStar Energy, L.P. were removed from the group due to their smaller size when compared to ONEOK following our acquisition of Magellan.
Additions:
Diamondback Energy, Inc., Hess Corporation, Marathon Petroleum Corporation, and Phillips 66 were added to the group due to their size-
appropriateness (primarily enterprise value, total assets, and gross profit) and relevant midstream operations when compared to ONEOK following our acquisition of Magellan.
The Committee believes that reference to the Energy Peers is appropriate when reviewing our compensation program because we compete with these companies for executive talent.

OUR ENERGY PEERS FOR 2024 WERE:

Cheniere Energy, Inc. Diamondback Energy, Inc. Energy Transfer LP Enterprise Products Partners L.P. Hess Corporation	Kinder Morgan, Inc. Marathon Petroleum Corporation Phillips 66 Plains All American Pipeline, L.P. Targa Resources Corp.	TC Energy Corporation The Williams Companies, Inc. Western Midstream Partners, LP

The Committee attempts to set the compensation opportunities of our executive officers at levels that are competitive with those of the Energy Peers and uses market comparison data for these companies as a guide. The Committee reviews the median salary, annual short-term cash target incentive and long-term target equity compensation (and the total of these elements) of persons holding the same or similar positions as our named executive officers at the Energy Peers, based on the most recent market data available. The Committee then generally seeks to set each element of the compensation of our named executive officers within a competitive range of the Energy Peers median level for such element, assuming payout of performance-based compensation at target.
Market comparison data, however, is just one of the tools the Committee uses to determine executive compensation, and the Committee retains the flexibility to set target compensation opportunities at levels it deems appropriate for an individual or for a specific element of compensation. An executive’s actual compensation may vary from the target amount set by the Committee based on individual and company performance, as well as changes in our stock price.
To assess the relative competitiveness of compensation for each named executive officer, the Committee’s established practice is to review the
Energy Peers’ base salary, short-term incentives, long-term incentives and total target compensation opportunities for the 25th, 50th and 75th percentiles. For 2024, the total target compensation established by the Committee for each of our named executive officers was between the 25th and 75th percentiles, and therefore the Committee determined that 2024 compensation levels fell within the Committee’s established parameters.

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Tally Sheets
In February 2024, the Committee reviewed compensation tally sheets with respect to our named executive officers to better understand their total executive compensation packages and gain further perspective when making pay decisions. Each of these tally sheets presented the dollar amount of each component of the named executive officer’s compensation reviewed, including current cash compensation (base salary and any annual short-term cash incentive payment), accumulated deferred compensation balances, outstanding long-term equity awards, retirement benefits, incidental or one-time perquisites and any other compensation. These tally sheets also reflected potential payments under certain termination-of-
employment and change-in-control scenarios.
Compensation Mix and At-Risk Pay
In determining the overall mix of 2024 compensation for our named executive officers, the Committee considered the competitive market data assembled by its independent compensation consultant in order to assess an appropriate allocation between cash and non-cash compensation.
A significant portion of total executive compensation is variable and “at-risk” based on both the annual and long-term performance of our company, which aligns the interests of our executives with the interests of our shareholders. In 2024, consistent with our pay-for-performance philosophy, we granted to our named executive officers performance units (having a value equal to approximately 80% of the aggregate equity grant value) and time-vesting restricted units (having a value equal to approximately 20% of the aggregate equity grant value). In addition, the payment of long-term incentive compensation in the form of our common stock helps to align the interests of our executive officers with the interests of our shareholders and assists our executives in establishing a meaningful ownership position in our company in keeping with our share-ownership guidelines.
Personal Performance
Executive compensation decisions include an assessment of individual performance, including each named executive officer’s contribution to our overall performance for the applicable performance period. Individual performance criteria include:
•Business results achieved;
•Problem analysis;
•Directing business activities;
•Utilization of human, capital and material resources;
•Initiation of and response to change;
•Leadership, planning and organizational abilities;
•Decision making;
•Time management;
•Communication and employee relations;
•Safety and environmental performance;
•Regulatory compliance; and
•Customer satisfaction.
The Committee, in consultation with our Corporate Governance Committee, completes an individual performance assessment of the chief executive officer each year. This performance assessment is summarized and presented to the chief executive officer for discussion and is reviewed by the
Committee in executive session when evaluating the compensation of the chief executive officer. The other named executive officers are also evaluated each year through our performance appraisal process by the chief executive officer. These performance assessments are considered each year in connection with the overall compensation review process for our executives.
There are no differences in the Committee’s compensation policies and practices for determining the compensation awarded to the chief executive officer and the other named executive officers other than as described in the paragraph above. Differences in levels of compensation are attributable to differences in roles and responsibilities, experience, individual performance and the Committee’s practice of setting pay levels to reflect competitive market conditions on a position-by-position basis.

82	2025 ONEOK, Inc. Proxy Statement
Executive Compensation Discussion and Analysis
COMPONENTS OF COMPENSATION
Total Compensation
The Committee strives to provide a comprehensive executive compensation program that is competitive and meaningfully performance based.
To that end, a majority of our executive compensation is tied directly to our operating and financial performance. In structuring executive compensation, the Committee considers long- and short-term financial performance, shareholder return, business unit performance, safety, environmental and regulatory compliance, the previously referenced individual performance criteria, retention considerations and market data.
In setting the elements and amounts of compensation, the Committee generally does not consider amounts of compensation realizable from prior years’ compensation. However, when making grants of long-term, equity-based incentive grants each year, the Committee considers, among other factors it deems relevant, the size of grants of long-term, equity-based compensation made in prior years.
Annual Cash Compensation
As in prior years, annual cash compensation in 2024 for the named executive officers consisted of two components: base salary and a variable, at-risk, 2024 short-term incentive award based on both the company’s financial and operating performance and the executive officer’s individual performance.
•Base Salary. Annual base salary is designed to compensate executives for their level of responsibility, experience, tenure, sustained individual performance and contributions to our company. Salaries are reviewed annually. While the Committee considers our overall financial performance in establishing levels of executive compensation each year, there are no specific, objective financial results that are quantified by the Committee in establishing or changing the base salaries of our named executive officers.
•2024 Short-Term Incentive Awards. Variable, at-risk, 2024 short-term incentive awards were made under our Annual Officer Incentive Plan and designed to communicate collective annual corporate goals, to provide our named executive officers with a direct financial interest in our performance and profitability and to reward annual performance. The 2024 performance goals established under the Annual Officer Incentive
Plan and the company’s performance relative to such goals are described under “2024 Short-Term Incentive Awards.”
Long-Term Equity Incentive Awards
Grants of equity-based compensation are made pursuant to the 2018 EIP. Typically, these grants consist of restricted units and performance units to our named executive officers and other eligible participants. These annual grants are designed to provide a meaningful incentive to enhance long-
term shareholder value. A higher ratio of performance units to restricted units is granted to higher-level officers and those with more direct ability to impact the performance of the company.
Retirement Benefits
We have a defined contribution retirement plan (“401(k) Plan”) covering our employees, including our named executive officers, and we match 100%
of employee contributions under this plan up to 6% of eligible compensation each payroll period. Beginning with 2024, a true-up matching contribution was approved for employees who are employed on the last day of the year (or terminated on account of death, disability or retirement).
The true-up matching contribution equals 100% of the first 6% of eligible compensation contributed by the employee for the year, minus any matching contributions previously made for the year. The 401(k) Plan also includes a profit-sharing feature for employees who do not actively accrue benefits in our defined benefit pension plans. Messrs. Norton, Hulse, Burdick, and Taylor each received a profit-sharing contribution each calendar quarter during 2024 under the profit-sharing feature of our 401(k) Plan equal to 1% of eligible compensation for that quarter and an additional, discretionary contribution after year end equal to 6% of eligible 2024 compensation. The ONEOK, Inc. Retirement Plan ("Retirement Plan") covers
Mr. Swords and certain other employees hired prior to January 1, 2005, or pursuant to an acquisition from Koch Industries on July 1, 2005, and it provides a monthly retirement benefit based on the participant’s final average earnings, age and years of service.
In addition, we maintain a Supplemental Executive Retirement Plan, a nonqualified defined benefit pension plan that provides benefits in excess of maximum benefit accruals under our Retirement Plan due to applicable limits under the Internal Revenue Code, for certain officers who participate in our Retirement Plan. Of our named executive officers, Mr. Swords is the only participant in the Supplemental Executive Retirement Plan. No new
participants in our Supplemental Executive Retirement Plan have been approved since 2005 and the plan was closed to new participants in 2013.
Additional details regarding our Retirement Plan and Supplemental Executive Retirement Plan are provided under “Pension Benefits.”

2025 ONEOK, Inc. Proxy Statement	83
Executive Compensation Discussion and Analysis
We also sponsor employee health and welfare plans that provide post-retirement medical and life insurance benefits to eligible employees (including our named executive officers) hired prior to January 1, 2017. The pre-Medicare post-retirement medical plan is contributory, with retiree contributions adjusted periodically, and contains other cost-sharing features such as deductibles and co-insurance. The post-retirement medical plan for
Medicare-eligible retirees is an account-based plan pursuant to which certain employees are eligible for company contributions that can be applied toward the purchase of individual Medicare supplement policies through a private exchange.
Nonqualified Deferred Compensation Plan
Our 2020 Nonqualified Deferred Compensation Plan (“NQDC Plan”), the successor plan to our two prior nonqualified deferred compensation plans
("Prior NQDC Plans," and collectively with the NQDC Plan, the "NQDC Plans"), is available to a select group of management and highly compensated employees, including our named executive officers. The NQDC Plan permits participants to defer receipt of a portion of their compensation to be earned during the following year until a later date permitted under the NQDC Plan and provides notional employer contributions to compensate participants who are subject to certain limits established by the Internal Revenue Code of 1986, as amended (the “Tax Code”), with respect to their qualified plan benefits. Because these arrangements are, by their nature, tied to cash compensation and qualified plan benefits, they are not considered by the Committee when establishing salary and short-term and long-term incentive measures and amounts. Historically, officers also were eligible to defer the receipt of their performance unit awards into the Prior NQDC Plans.
Perquisites and Other Benefits
The company provides only minimal perquisites to the named executive officers, which are not taken into account by the Committee when establishing salary and short- and long-term incentive compensation.
2024 COMPENSATION DECISIONS
For each of our named executive officers, 2024 base salary and short- and long-term incentive targets were determined in February 2024 following consideration of the business and economic environment, market data for the Energy Peers compiled and furnished by the independent compensation consultant to the Committee, internal equity considerations and a subjective determination of the officer’s individual performance using the performance criteria referenced above.
The Committee does not use objective targets when evaluating performance with respect to those individual performance criteria and does not have a specific weighting for any of the individual performance factors. The final determination is based upon all of the individual performance criteria, considered in the aggregate and in light of the surrounding circumstances, but such determination and the assessment of each individual factor is entirely subjective. The Committee includes and reviews those subjective factors to ensure that it undertakes a comprehensive review of individual performance when setting compensation.
The Committee’s primary recommendations to our Board, which the Board subsequently approved in February 2024, regarding the 2024 compensation of our named executive officers are summarized below. These actions are consistent with our compensation philosophy described on pages 76-77:

	Base Salary		Short-Term Incentive Target		Long-Term Incentive Target
Name	2024	2023	2024	2023	2024	2023
Pierce H. Norton II	$925,000	$835,000	150%	125%	$8,000,000	$5,000,000
Walter S. Hulse, III	$650,000	$600,000	110%	100%	$3,250,000	$2,200,000
Kevin L. Burdick	$550,000	$500,000	95%	95%	$1,800,000	$1,600,000
Sheridan C. Swords	$525,000	$500,000	95%	85%	$1,800,000	$1,250,001
Lyndon C. Taylor	$600,000	$550,000	95%	90%	$1,850,000	$500,000
•Increasing Mr. Norton’s base salary by $90,000 (10.8%), short-term incentive target by 25 percentage points, and his long-term incentive target by $3,000,000 (60.00%).
•Increasing Mr. Hulse’s base salary by $50,000 (8.3%), short-term incentive target by 10 percentage points, and his long-term incentive target by
$1,050,000 (47.7%).
•Increasing Mr. Burdick’s base salary by $50,000 (10.0%) and his long-term incentive target by $200,000 (12.5%).

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•Increasing Mr. Swords' base salary by $25,000 (5.0%), short-term incentive target by 10 percentage points, and his long-term incentive target by
$549,999 (44.0%).
•Increasing Mr. Taylor's base salary by $50,000 (9.1%), short-term incentive target by 5 percentage points, and his long-term incentive target by
$1,350,000 (270.0%). Mr. Taylor's long-term incentive target increase for fiscal year 2024 is primarily attributable to the timing of his hire date occurring in October 2023.  As Mr. Taylor joined the Company late in the fiscal year, his initial long-term incentive target reflected his partial-year service. The subsequent long-term incentive target in February 2024 represents the full annual target consistent with the Company's typical annual grant cycle for executive officers.
We believe these actions establish target total compensation opportunities for our named executive officers within a competitive range of the median of compensation opportunities awarded at our Energy Peers. We believe this positioning allows us to attract, motivate, and retain highly-qualified executives in our industry. An individual’s competitive positioning will consider additional factors beyond market data (which increased after the changes to the Energy Peers following the acquisition of Magellan), and these actions with respect to our named executive officers reflect company performance; each named executive officer’s individual performance and contributions; the skills and experience of each named executive officer and the scarcity and market demand for such skills and experiences; and other relevant factors, e.g. succession planning, and internal equity.
2024 SHORT-TERM INCENTIVE AWARDS
The purpose of our Annual Officer Incentive Plan is to align the named executive officers’ interests with shareholders’ interests by providing them with a financial incentive tied directly to key measures of our financial and operational performance. The 2024 annual short-term cash incentive plan measures and their weighting were developed and recommended to the Committee by executive management, were reviewed and approved by the
Committee, and were approved by our Board in February 2024.
Financial Measures
The 2024 Annual Officer Incentive Plan included the measurement of financial results that took into account the impact of anticipated market conditions (commodity prices, natural gas liquids price differentials and natural gas and natural gas liquids volumes). The following financial measures were included in the 2024 Annual Officer Incentive Plan:
•Earnings per share (EPS), which measures the quantity of our earnings. EPS is net income available to common shareholders divided by the weighted-average diluted shares outstanding for the fiscal year.
•Return on invested capital (ROIC), which measures the quality and efficiency of our earnings and capital investments. ROIC is earnings before interest and taxes (EBIT) divided by invested capital, where invested capital is the daily average for the fiscal year of short-term debt, less cash, long-term debt and equity, excluding accumulated other comprehensive income.
•Note: EPS and EBIT exclude the effects of accounting changes, if any.
Operational Measures
The following operational measures were included in the 2024 Annual Officer Incentive Plan.
•Total Recordable Incident Rate (TRIR): TRIR is the number of Occupational Safety and Health Administration incidents per 200,000 work-hours. The inclusion of this metric is designed to emphasize our commitment to the safe operation of our business and to reward safe behavior throughout our company.
•Agency Reportable Environmental Event Rate (AREER): AREER is defined as the total number of releases and excess emission events that trigger a federal, state or local environmental reporting requirement (with some exceptions to account for events outside our control, planned maintenance and disparities in reporting requirements across our operations) per 200,000 work-hours.
Goal Setting
The Committee also approved threshold, target and maximum levels for each financial and operational measure. These levels were set based on the expectation of: (i) a high likelihood the threshold level of performance would be achieved; (ii) a reasonable likelihood the target would be achieved;
and (iii) a low likelihood the maximum would be achieved.

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Executive Compensation Discussion and Analysis
In setting the threshold, target and maximum levels for each financial and operational measure for the 2024 Annual Officer Incentive Plan, the
Committee considered the September 2023 Magellan acquisition and its expected impact on each measure in 2024. For example, the EPS measure would be impacted by, among other things, the expected full year contributions of the Refined Products and Crude segment on net income and the additional ONEOK shares issued as part of the Magellan acquisition. The ROIC measure would be impacted by, among other things, the expected full year contributions of the refined products and crude segment on EBIT and higher expected invested capital associated with the Magellan acquisition. The TRIR and AREER measures would be impacted by use of a three-year weighted average of ONEOK and Magellan incident and event rates. As a result, the goals set for the 2024 Annual Officer Incentive Plan were established without regard for the 2023 Annual Officer
Incentive Plan, which were not comparable.
Based upon the company’s performance against these measures, annual short-term cash incentive awards for 2024 company performance could range from zero to a maximum of 200% of target. In determining the actual annual short-term incentive award to be paid to each named executive officer, assuming the company’s performance measures are met, the award may be adjusted based for individual performance, which is measured based on the individual’s contributions to achieving our corporate goals. As in past years, tying the annual short-term cash incentive award to individual performance raises the level of personal accountability for each named executive officer.
The 2024 metrics and targets are summarized as follows:

ONEOK, Inc. Corporate Performance Criteria 2024 Fiscal Year	Threshold (Pays 0%)	Target (Pays 100%)	Maximum (Pays 200%)	Weighting	Target Payout	Maximum Payout
Earnings per share (EPS)	$4.25	$4.80	$5.36	40%	40%	80%
Return on invested capital (ROIC)	11.69%	12.81%	13.92%	40%	40%	80%
Total recordable incident rate (TRIR)	0.60	0.40	0.30	10%	10%	20%
Agency reportable environmental event rate (AREER)	1.11	0.74	0.56	10%	10%	20%
			Total	100%	100%	200%
For each performance measure in the table above, no incentive amount would be paid for that measure if the company’s actual result did not meet the threshold level. If our actual result was between the stated performance levels, the percentage payable was interpolated between the stated
payout percentages on a linear basis. The cumulative corporate payout percentage achieved for 2024 was 183.5% of target.
In addition to taking into account the established corporate criteria, annual short-term cash incentive awards to the named executive officers are subject to further adjustment through the application of an individual performance modifier generally ranging from zero to 125% of the payout percentage established by the scorecard above. The individual performance modifier is set by the Committee annually, taking into consideration management’s recommendation regarding individual performance and contribution. However, the Committee itself sets Mr. Norton’s individual performance modifier after considering his performance and contribution. Management makes no recommendation to the Committee regarding
Mr. Norton’s individual performance modifier.
The Annual Officer Incentive Plan provides that, in the event of a change in control, each participant in the plan shall be paid a short-term incentive award that is not less than the prorated portion of the incentive award the participant would have otherwise received for that plan year through the date of such change in control; provided, however, that the company will assume that all thresholds and targets as specified for the plan year have been met and that the short-term incentive award will be reduced by any amount otherwise payable by the company to the participant under any other plan, agreement or arrangement based on substantially the same performance goals applicable for that period of time and performance, including our Change in Control Severance Plan.
Impact of EnLink and Medallion Acquisitions on 2024
ONEOK STIP
In February 2024, the company’s acquisitions of EnLink and Medallion were not among the considerations when the annual short-term cash incentive plan performance goals were approved by the Committee and our Board.
In November 2024, the Committee, along with executive management and Meridian Compensation Partners, began reviewing the potential impact of the EnLink and Medallion acquisitions. It was apparent that the consummation of the acquisition of the managing member interest in EnLink on
October 15, 2024, and the consummation of the Medallion acquisition on October 31, 2024 would impact the plan’s financial measures – EPS and
ROIC. As to the plan’s operational measures – TRIR and AREER – both remained measurable through year-end with minimal impact due to the acquisitions.

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Executive Compensation Discussion and Analysis
In November 2024, executive management and Meridian Compensation Partners recommended for the Committee’s consideration that the projected
EPS and ROIC payout factors for the 2024 short-term incentive plan should exclude the impact of the EnLink and Medallion acquisitions, but include any smaller acquisitions during 2024.
Executive management and Meridian Compensation Partners believed the recommended approach and adjustments described below are well within market practice for similar situations.
In addition, the recommended approach retained certain "Guiding Principles" to inform any Committee decision related to the determination of payouts for the plan's financial measures. Such principles included:
•Maintaining the company’s pay-for-performance philosophy;
•Holding management accountable for financial results through year-end;
•Treating participants fairly;
•Avoiding or limiting complexity;
•Limiting the need for Committee discretion;
•Communicating the impact to participants to eliminate uncertainty; and
•Supporting employee engagement during a time of significant transition.
After thorough discussion, review, and consideration, the Committee and our Board at their respective meetings on November 6, 2024 concurred in the recommended approach to exclude the impact of the EnLink and Medallion acquisitions when calculating the EPS and ROIC payout factors for the 2024 annual short-term incentive plan.
As a result, the following measurement approach designed to exclude the impact of the EnLink and Medallion acquisitions was used:

Metric	Measurement Approach	Comment
EPS	Full-year earnings (net of adjustments described below) for legacy ONEOK business, divided by weighted- average diluted shares outstanding from 1/1/2024 through 12/31/2024.	Neutralizes impact of acquisitions.
ROIC	Full-year EBIT (net of adjustments described below) for legacy ONEOK business, divided by daily average invested capital from 1/1/2024 through 10/31/2024.	Neutralizes impact of acquisitions, including changes to capital base.
Such approach included:
•Exclusion of transaction costs (e.g., fees paid to financial, legal, accounting and other advisors, severance costs, etc.); and
•Adjustment for impact of borrowing funds to pay the cash portion of the purchase price (both interest income and interest expense).
2024 Results
The following table sets forth the 2024 target and maximum award opportunity for each of the named executive officers expressed as a percentage of base salary.

Name	Target Award as Percentage of Base Salary	Maximum Award as a Percentage of Base Salary
Pierce H. Norton II	150.0%	375.0%
Walter S. Hulse, III	110.0%	275.0%
Kevin L. Burdick	95.0%	237.5%
Sheridan C. Swords	95.0%	237.5%
Lyndon C. Taylor	95.0%	237.5%

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Executive Compensation Discussion and Analysis
At the regular meeting of the Committee held in February 2025, the Committee determined that payouts under the 2024 Annual Officer Incentive
Plan would be based on a 183.5% corporate modifier. This determination was made following the calculation of the year-end results of the company’s achievement with respect to the four objective performance criteria referenced above. The percentage modifier was calculated based on a sum of the following determinations:
•The 2024 EPS, as adjusted for the EnLink and Medallion acquisitions, was $5.25, which was greater than the target goal. As a result, a weighted payout of 72.1% of target was earned toward the overall corporate modifier;
•The 2024 ROIC, as adjusted for the EnLink and Medallion acquisitions, was 13.71%, which was greater than the target goal. As a result, a weighted payout of 72.4% of target was earned toward the overall corporate modifier;
•The 2024 TRIR performance was 0.31, which was between the target and maximum goals. As a result, a weighted payout of 19% of target was earned toward the overall corporate modifier; and
•The 2024 AREER was 0.33, which achieved the maximum goal. As a result, a weighted payout of 20% of target was earned toward the overall corporate modifier.
These performance measure percentages were added together to arrive at the 183.5% corporate modifier.
•The 2024 TRIR performance of 0.31 was 22.5% below the 2024 target goal of 0.40 (representing above target performance). The 2024 AREER result of 0.33 was 55% below the 2024 target goal of 0.74 (representing above target performance). For more information about the history of our
AREER operational measure, see page 47. The continued safe, reliable and environmentally sustainable operation of our network of integrated natural gas, natural gas liquids, refined products and crude oil assets is essential to our business success.
In addition, the Committee assigned individual performance modifiers to each of the named executive officers as follows under our 2024 short-term incentive plan in recognition of each individual’s performance and contribution during the year:

Mr. Norton, 110%	Mr. Hulse, 125%	Mr. Burdick, 120%	Mr. Swords, 115%	Mr. Taylor, 125%
•To determine the short-term awards payable to each of our named executive officers for 2024, the company’s 183.5% modifier was multiplied by the named executive officer’s base salary, times his or her target short-term incentive percentage as set forth in the table above, and times his or her individual performance modifier as described above. The annual calculation for our named executive officers may be summarized as follows:
SHORT-TERM INCENTIVE AWARD CALCULATION:

$55,000	X	0.06	X	0.9	X	1.835	=	$5,450

Base salary at December 31		STI target based on a percentage of base salary		Individual employee performance modifier (0 to 125%)		Company performance modifier (0 to 200%)		Employee incentive award (rounded to nearest $100)

Note: If an employee has been with the company for less than a year or if they worked part-time for any portion of the year, the incentive award is prorated to reflect that.
The Committee did not exercise its discretion to adjust the amount of the 2024 corporate modifier for extraordinary circumstances.
The “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for Fiscal 2024 on page 93 contains the annual short-term incentive awards under the Annual Officer Incentive Plan earned by each of the named executive officers for 2024 and paid in 2025.

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2024 LONG-TERM INCENTIVE AWARDS
Overview
The objectives of our long-term incentive program are to motivate and reward executives and other key employees for sustained long-term performance and to promote their retention. We do not grant stock options, and no options are held by named executive officers. Participation in our
2018 EIP is limited to those officers and employees who are in a position to contribute significantly to our long-term growth and profitability. The 2018
EIP is administered by the Committee, and the Committee is authorized to make all future grants of long-term incentive awards, as well as to make all decisions and interpretations required to administer the plan.
Equity-based long-term incentive awards are generally approved and granted on an annual cycle, typically in the first quarter of each year. Awards made by the Committee in February 2024 were based upon competitive market data provided to the Committee by the Committee’s independent compensation consultant; the Committee’s assessment of our overall performance and the individual executive’s performance and contribution as well as Mr. Norton’s recommendations for named executive officers other than himself. The Committee also considered the size of equity grants made in prior years to each executive.
2024 Awards
Consistent with our pay-for-performance philosophy, ONEOK’s long-term incentive program is designed to place significant emphasis on performance with approximately 80% of named executive officers’ long-term incentive opportunity awarded in performance-vested stock unit awards and the remaining 20% awarded in time-vested restricted unit awards.
The aggregate grant date fair value of the restricted units and performance units granted to the named executive officers in 2024, as determined in accordance with ASC Topic 718, is shown in the “Stock Awards” column of the Summary Compensation Table for Fiscal 2024 on page 93.
2024 Restricted Units. Restricted units were granted to named executive officers in 2024 to enhance retention and further align their interests with shareholders.
Restricted units granted in 2024 will vest at the end of a designated period, typically three years from the date of grant, at which time the holder is entitled to one share of our common stock for each restricted unit held. If a holder of restricted units retires, becomes disabled, dies or is involuntarily terminated without cause prior to vesting, the restricted units will vest immediately on a prorated basis based on the number of full months elapsed from the date of grant to the date of such holder’s retirement, disability, death or termination. If the holder is terminated involuntarily without cause, or terminates voluntarily for good reason, within two years after a qualifying change in control of the company, restricted unit awards will immediately vest on the date of such termination. In cases of termination of employment for any reason other than (i) retirement, disability, or death, (ii) an involuntary termination of employment by the company without cause, or (iii) a voluntary termination of employment for good reason in connection with a qualifying change in control event, restricted units are forfeited. Dividend equivalents are accrued with respect to these restricted units over the term of the vesting period and are paid when the units vest.
2024 Performance Units. Performance units were granted to named executive officers in 2024 to further align their compensation with the long-term performance of the company and link their interests directly to those of the company’s shareholders.
Performance units granted in 2024 will vest on February 17, 2027, at which time the holder will be entitled to receive a percentage of the performance units granted in shares of our common stock. Beginning with the 2024 grant, the three-year performance period, which for previous cycles began in mid-to-late February, was changed to three calendar years (January 1, 2024 - December 31, 2026). The number of shares of common stock to be issued upon vesting will range from zero to 200% of the number of units granted based on our cumulative total shareholder return (“TSR”) for the performance period compared with the TSR of the peer group established for 2024 performance units. We use separate peer groups for purposes of benchmarking named executive officer compensation and for calculating relative TSR under our performance units. Our relative TSR peers for 2024 consist of companies in the midstream industry with similar lines of business and is comprised of the following companies: Antero Midstream Corp.; DT Midstream, Inc.; Energy Transfer, L.P.; Enterprise Products Partners L.P.; Kinder Morgan, Inc.; Kinetik
Holdings, Inc.; MPLX LP; Plains All American Pipeline, L.P.; Targa Resources Corp.; Western Midstream Partners, LP; and The Williams
Companies, Inc. For 2024, we also removed some companies from this peer group due to merger and acquisition activity, including NuStar Energy
L.P. due to its acquisition by Sunoco LP on May 3, 2024; Equitrans Midstream Corp. due to its acquisition by EQT Corp. on July 22, 2024; and
EnLink Midstream LLC due to its acquisition by ONEOK on January 31, 2025. TSR includes both the change in market price of the stock and the value of dividends (which are deemed reinvested in the stock) during the three-year performance period. Peer companies that are acquired by an unrelated entity during the performance period are not considered in the performance calculation and any peer company that files for bankruptcy protection remains in the peer group and is deemed to have a cumulative TSR of negative 100% for the performance period.

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Executive Compensation Discussion and Analysis
The following table reflects the percentage of units that will be earned at the end of the three-year performance period for 2024 performance units based on our TSR performance during such period as compared with our peer group:
PERFORMANCE UNITS VESTING LEVELS 2024 — 2026 PERFORMANCE PERIOD

ONEOK TSR Ranking vs. Peer Group	Percentage of Performance Units Earned
90th Percentile and above	200%
75th Percentile	150%
50th Percentile	100%
25th Percentile	50%
Below 25th percentile	0%
If our TSR ranking at the end of the performance period is between the stated percentage levels set forth in the table above, the percentages of performance units earned will be interpolated between the earnings levels.
If a holder of performance units retires, becomes disabled or dies prior to vesting, the performance units will vest on the vesting date based on the performance results at the end of the performance period, prorated based on the period of time the holder was employed during the vesting period. If the holder is terminated involuntarily without cause, terminates voluntarily for good reason, or terminates on account of retirement, disability, or death, in each case before vesting and within two years after a qualifying change in control, the units will vest in the amount calculated pursuant to the next sentence if the change in control occurs during the performance period, or the amount calculated based on actual TSR performance if the change in control occurs after the performance period and before the vesting date. If the qualifying change in control occurs during the performance period, the amount to be paid with respect to the units shall be determined based on the greater of (i) the target number of performance units
(prorated for termination before the vesting date, as described in the preceding sentence, based on the period of time employed during the vesting period), or (ii) the number of units calculated for the performance period based on actual TSR performance as of the date of the change in control
(without proration), in each case giving effect to the accumulated dividend equivalents. If a qualifying change in control occurs after the holder terminates on account of retirement, disability, or death, and prior to vesting, the amount of units that vest will be calculated pursuant to the preceding sentence. In all other cases of termination of employment, performance units are forfeited. Dividend equivalents are accrued with respect to these performance units over the term of the vesting period and are paid when the units vest.
PAYOUT OF 2021-2024 PERFORMANCE UNITS
Performance units granted under the 2018 EIP were eligible to be earned based on our cumulative TSR during the three-year performance period from February 17, 2021 to February 17, 2024, as compared with the cumulative TSR of a specified peer group of energy companies. As illustrated in the table below, the number of shares of common stock to be issued upon vesting ranged from zero to 200% of the number of units granted based on our relative TSR performance.
PERFORMANCE UNITS VESTING LEVELS FEBRUARY 2021 — FEBRUARY 2024 PERFORMANCE PERIOD

ONEOK TSR Ranking vs. Peer Group	Percentage of Performance Units Earned
90th Percentile and above	200%
75th Percentile	150%
50th Percentile	100%
25th Percentile	50%
Below 25th percentile	0%
Our cumulative TSR was at the 44th percentile relative to the specified peer group of energy companies during the performance period. As a result, in February 2024, the Committee certified a payout equal to 88% of the target number of units granted and the named executive officers were awarded an equivalent number of shares of our common stock.
Additional information regarding payouts of the 2021-2024 performance units is provided in the "Stock Vested in Fiscal Year 2024" table on page 97.

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CLAWBACK POLICY
Effective as of October 2, 2023, we adopted a Compensation Recoupment Policy, which is intended to comply with the NYSE listing standards adopted pursuant to Rule 10D-1 under the Exchange Act. Under the Compensation Recoupment Policy, if the company is required to prepare an accounting restatement due to any material noncompliance with financial reporting requirements under applicable securities laws, we will be required to recover from current and former executive officers any incentive-based compensation that was erroneously awarded to the executive officers during the three years preceding the date that the company is required to prepare such restatement, unless the Committee determines that recovery would be impracticable. Incentive-based compensation includes compensation that is granted, earned, or vested based wholly or in part on a financial reporting measure.
If mandatory recovery is triggered under the Compensation Recoupment Policy due to an accounting restatement, we are required to recover the excess of the amount of incentive-based compensation actually received by the executive officer over the amount of incentive-based compensation that he or she would have received had payment been determined based on the restated financial measure.
In addition, the Compensation Recoupment Policy permits our Board or the Committee to use discretion to recover incentive-based cash and any equity compensation granted to employees who have engaged in fraud, negligence or intentional misconduct that directly or indirectly results in a restatement of all or a portion of our financial statements. We believe that these clawback provisions discourage employees from taking actions that could result in material, excessive financial-reporting risk to us.
Our outstanding time-vesting restricted unit and performance unit grant agreements include acknowledgments from the grantee that the units payable under such awards are subject to the Compensation Recoupment Policy or any company clawback policy in effect from time to time and, to the extent permitted by applicable law, are subject to offset in the event that the grantee has an outstanding recoupment obligation under any such clawback policy.
In addition, our Annual Officer Incentive Plan provides that all awards made under such plan are subject to the Compensation Recoupment Policy or any company clawback policy as in effect from time to time.
In fiscal year 2024, we had no financial statement corrections requiring a restatement, and the Board has not needed to consider taking any action under our Compensation Recoupment Policy or other clawback provisions. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of our Compensation Recoupment Policy, a copy of which is filed as Exhibit 97 to our Annual Report on
Form 10-K for the fiscal year ended December 31, 2024.
SECURITIES/INSIDER TRADING POLICY
We have an insider trading policy governing the purchase, sale and other dispositions of the company’s securities by directors, officers and employees. The company believes that this policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the company. The policy provides that employees, including our officers and directors, may not purchase or sell our stock when they are in possession of material non-public information. Further, the policy provides that the company will not engage in any transactions involving our securities while it is aware of material non-public information relating to the company or our securities. This policy also provides that officers, directors and employees in certain designated work groups may trade in our securities only during “open window” periods
(beginning on the third business day after our public release of quarterly or annual earnings and continuing until the first day of the following calendar quarter) and must pre-clear all purchases and sales of our securities.
This policy also prohibits officers, members of our Board and employees in certain designated work groups from engaging in short sales, derivative or speculative transactions in our securities, and from purchasing or using, directly or indirectly through family members or other persons or entities, financial instruments (including puts or calls, prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of our securities. For the purposes of this policy, “our securities” refers to the common stock, preferred stock and debt issued by us or our respective divisions and subsidiaries, securities of other companies with significant relationship to us, as well as derivative securities that relate to or derive their value from our common stock, debt or such other companies’ stock. The policy also prohibits officers and directors from holding our securities in a margin account or pledging our securities as collateral for a loan. An exception to this prohibition may be granted by the chief executive officer when an officer or director wishes to pledge shares of our stock as collateral for a loan (but not including a margin account), the officer or director clearly demonstrates the financial capacity to repay the loan without resorting to the pledged securities, and the terms of the loan prohibit the sale of any of our stock held as collateral at times when the officer or director is not permitted to trade in our stock.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of our Securities/Insider Trading
Policy, a copy of which is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
We are not aware of any named executive officer or member of our Board who has pledged any of their shares of our common stock.

2025 ONEOK, Inc. Proxy Statement	91
Executive Compensation Discussion and Analysis
SHARE-OWNERSHIP GUIDELINES
Our Board strongly advocates executive share ownership as a means to align executive interests with those of our shareholders and has adopted share-ownership guidelines for all officers of the company. These guidelines generally must be achieved by each officer over the course of five years after becoming an officer or over the course of five years following promotion to a new office with a higher ownership guideline.
The ownership guideline for the chief executive officer is a share ownership position with a value of six times base salary. The ownership guidelines for our other officers provide for share ownership positions ranging from two to four times base salary, depending on the office held:

Level	Position	Market Value of ONEOK Stock Held
LEVEL 1	Vice President	2 times base salary
LEVEL 2	Senior Vice President	3 times base salary
LEVEL 3	Executive Vice President	4 times base salary
LEVEL 4	President and Chief Executive Officer	6 times base salary
Shares that count toward the minimum ownership guideline include:
•Shares owned by the officer,
•Shares held in trust for the benefit of the officer or the benefit of the officer’s immediate family,
•Shares held in qualified plans, and
•Restricted units.
Performance unit shares that have not yet been earned and vested do not count toward the minimum ownership guidelines.
Our share-ownership guidelines provide that an officer may not sell shares of stock unless such officer holds shares that meet the minimum ownership guideline after giving effect to such sale.
All officers were in compliance with these guidelines in 2024.
CHANGE IN CONTROL BENEFITS
Our executive management and other employees have built our company into the successful enterprise that it is today, and we believe that it is important to protect their interests in the event of a change in control of our company. Further, it is our belief that the interests of our shareholders will be best served if the interests of our senior management are aligned with those of our shareholders, and that providing change in control benefits should mitigate any potential reluctance of executive management to pursue potential change in control transactions that may be in the best interests of our shareholders.
We have a Change in Control Severance Plan that provides for certain payments (comprised of a single lump sum cash payment that may be up to three times the sum of a participant’s base salary and target short-term incentive bonus, plus reimbursement of COBRA healthcare premiums for up to 18 months) in the event of termination of employment involuntarily without cause or voluntarily for good reason of an executive officer of our company (including the named executive officers) within the two years following a change in control (a so-called “double-trigger” plan). The plan does not provide for additional pension benefits upon a change in control. Also, the plan provides plan participants a “net best” approach to excise taxes in determining the benefit payable to a participant under the plan. This approach provides a participant his or her “net best benefit,” which is the greater of (i) the full benefit payable to the participant net of the applicable federal excise tax, if any, or (ii) the benefit reduced to a level that would not trigger the payment of federal excise tax. To determine the levels of benefits to be paid to the named executive officers, the Committee consulted with
Meridian Compensation Partners, its independent compensation consultant, to determine competitive practices in our industry with respect to change in control arrangements. The Committee determined that the levels of benefits provided under the plan, including the payment of various multiples of salary and target short-term incentive compensation, accomplished our objective of providing competitive benefits and that these benefits are consistent with the general practice among our peers. The Committee annually reviews the eligible participants and benefit levels under the plan.
For additional information on this plan, see “Potential Post-Employment Payments and Payments Upon a Change in Control” below.

92	2025 ONEOK, Inc. Proxy Statement
Executive Compensation Discussion and Analysis
INTERNAL REVENUE SERVICE LIMITATIONS ON
DEDUCTIBILITY OF EXECUTIVE COMPENSATION
Under Section 162(m) of the Tax Code, the company will generally not be entitled to a tax deduction for individual compensation over $1 million that is paid to certain executive officers. In 2024, the Committee once again compensated executive officers in a manner designed to promote varying corporate goals in the best interest of the company. The Committee has not adopted a policy requiring all compensation to be fully deductible under
Section 162(m). The Committee will continue to consider the potential impact of the application of Section 162(m) on compensation for its executive officers among other relevant considerations and reserves the right to provide compensation to executive officers that would not be tax-deductible if it believes that doing so is aligned with the interests of the company and its shareholders.
2025 REPORT OF THE EXECUTIVE
COMPENSATION COMMITTEE
The Executive Compensation Committee of the Board has the responsibility for reviewing and recommending to the Board the company’s executive compensation program. The Committee is composed entirely of persons who qualify as independent directors under the listing standards of the NYSE.
In this context, the Committee has met, reviewed and discussed with management the Executive Compensation Discussion and Analysis contained in this proxy statement. Based on this review and discussion, the Committee recommended to the Board, and the Board approved, the inclusion of the Executive Compensation Discussion and Analysis in this proxy statement.
Respectfully submitted by the members of the Executive Compensation Committee of the Board:
Eduardo A. Rodriguez, Chair
Randall J. Larson, Member
Pattye L. Moore, Member
Gerald B. Smith, Member

2025 ONEOK, Inc. Proxy Statement	93
Executive Compensation Discussion and Analysis
NAMED EXECUTIVE OFFICER COMPENSATION
The following table reflects the compensation earned by the named executive officers in respect of our 2024, 2023 and 2022 fiscal years.
Summary Compensation Table

Name and Principal Position	Year	Salary	Stock Awards(1)	Non-equity Incentive Plan Compensation(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3)	All Other Compensation(4)	Total
Pierce H. Norton II President and Chief Executive Officer	2024	$925,000	$9,081,124	$2,800,700	$—	$430,509	$13,237,333
	2023	$835,000	$6,274,485	$2,101,100	$—	$336,989	$9,547,574
	2022	$835,000	$5,618,292	$1,467,300	$—	$218,432	$8,139,024
Walter S. Hulse, III Chief Financial Officer, Treasurer and Executive Vice President, Corporate Development and Investor Relations	2024	$650,000	$3,690,593	$1,640,000	$—	$278,685	$6,259,278
	2023	$600,000	$2,760,803	$1,372,500	$—	$190,814	$4,924,117
	2022	$580,000	$2,122,475	$809,800	$—	$179,137	$3,691,412
Kevin L. Burdick Executive Vice President and Chief Enterprise Services Officer	2024	$550,000	$2,045,043	$1,150,500	$—	$229,551	$3,975,094
	2023	$500,000	$2,007,859	$1,043,100	$—	$153,963	$3,704,922
	2022	$500,000	$1,997,646	$607,100	$—	$164,867	$3,269,613
Sheridan C. Swords Executive Vice President and Chief Commercial Officer	2024	$525,000	$2,045,043	$1,052,500	$336,265	$89,080	$4,047,888
	2023	$500,000	$1,756,885	$855,500	$661,416	$71,844	$3,845,645
	2022	$500,000	$1,560,634	$613,400	$—	$75,772	$2,749,806
Lyndon C. Taylor Executive Vice President, Chief Legal Officer and Assistant Secretary(5)	2024	$600,000	$2,101,875	$1,307,400	$—	$158,665	$4,167,940

(1)The amounts included relate to restricted units and performance units granted under our 2018 EIP and reflect the aggregate grant date fair value calculated pursuant to ASC Topic 718. Material assumptions used in the calculation of the value of these equity grants are included in Note L of the Notes to Consolidated
Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.
The aggregate grant date fair value of restricted units for purposes of ASC Topic 718 was determined based on the closing price of our common stock on the grant date. With respect to the performance units, as market condition awards, the grant date fair value for purposes of ASC Topic 718 is the full grant date fair value, as adjusted to reflect any increase or reduction in value that is appropriate for the probability that the market condition might or might not be met. For a discussion of the assumptions used to calculate the value of performance unit awards, refer to Note L of the Notes to Consolidated Financial Statements included in our Annual
Report on Form 10-K for the year ended December 31, 2024. Using the maximum number of shares issuable upon vesting of the performance units (200% of the units granted), the aggregate grant date fair value of the performance units with respect to 2024 would be as follows:

Name	2024
Pierce H. Norton II	$14,957,532
Walter S. Hulse, III	$6,076,450
Kevin L. Burdick	$3,365,390
Sheridan C. Swords	$3,365,390
Lyndon C. Taylor	$3,458,962
Footnotes continue on the following page.

94	2025 ONEOK, Inc. Proxy Statement
Executive Compensation Discussion and Analysis
Summary Compensation Table
(Footnotes Continued)
The amounts included for 2024 also relate to shares issued under our Employee Stock Award Program, pursuant to which we have issued one share of our common stock to all eligible employees, including our named executive officers, for no monetary consideration, when the per-share closing price of our common stock on the NYSE is at or above each one dollar increment above its previous high closing price. No shares were issued to eligible employees under this program during 2022 or 2023. In 2024, we issued 26 shares to each employee under the program, including the named executive officers. The Employee Stock Award
Program terminated as of November 7, 2024, and no additional grants were made under the program after such date.
(2)The amounts for 2024 reflect the annual short-term cash incentive awards earned by each of the named executive officers in 2024 and paid in 2025. For a discussion of the performance criteria established by the Committee for awards under the Annual Officer Incentive Plan, see “2024 Short-Term Incentive
Awards” above.
(3)The amounts in 2024 represent the aggregate change during 2024 in the actuarial present value of the named executive officers’ accumulated benefits under our qualified Retirement Plan and our Supplemental Executive Retirement Plan. For a description of these plans, see “Pension Benefits” below. The change in the present value of the accrued pension benefit is impacted by variables such as an increase in compensation, additional years of service, age and the applicable discount rate, which for 2024 was 5.80% for the Retirement Plan and 5.80% for the Supplemental Executive Retirement Plan. The Retirement Plan was closed to new participants in 2005, and the only named executive officer who participates in the plan is Mr. Swords. The change in net pension value for 2024 was an increase of $336,265 for Mr. Swords. Mr. Swords is the only named executive officer who participates in our Supplemental Executive Retirement Plan. This plan has not accepted any new participants since 2005.
(4)Reflects (i) the amounts paid as our dollar-for-dollar match of contributions made by the named executive officer plus quarterly and annual company profit-sharing contributions to our 401(k) Plan, as well as non-matching employer contributions and corresponding excess contributions under our NQDC Plan, (ii) amounts paid for annual holiday gifts, (iii) relocation expenses, (iv) personal use of company aircraft, and (v) charitable contributions made on behalf of the named executive officer as follows with respect to 2024:

Name	Nonqualified Deferred Compensation Plan(a)	Match Under 401(k) Plan(b)	Company Profit-Sharing Contributions(c)	Holiday Gift	Relocation Expenses	Personal Use of Company Aircraft(d)	Charitable Contributions(e)
Pierce H. Norton II	$348,389	$20,700	$24,150	$40	$—	$12,230	$25,000
Walter S. Hulse, III	$217,967	$19,000	$24,150	$40	$—	$8,153	$9,375
Kevin L. Burdick	$162,161	$20,700	$24,150	$40	$—	$—	$22,500
Sheridan C. Swords	$62,090	$20,700	$—	$40	$—	$—	$6,250
Lyndon C. Taylor	$70,152	$20,700	$24,150	$40	$21,123	$—	$22,500
(a)For additional information on our NQDC Plan, see “Pension Benefits—Nonqualified Deferred Compensation Plan” below.
(b)Our 401(k) Plan is a tax-qualified plan that covers substantially all of our employees. Employee contributions are voluntary. Subject to certain limits, we generally match 100% of employee contributions to the plan up to a maximum of 6% of eligible compensation. For a discussion of the matching contributions, see "Retirement Benefits" at page 82.
(c)The Profit Sharing Plan was merged into our 401(k) Plan effective January 1, 2019, and profit-sharing contributions are now made under our 401(k) Plan.
(d)This amount reflects the incremental costs incurred by our company for personal use of our corporate aircraft by Mr. Norton, Mr. Norton’s spouse, and Mr.
Hulse. The cost of personal use of our corporate aircraft is calculated based on the cost of fuel, crew travel, on-board catering, maintenance, landing fees and trip-related hangar and parking costs and other similar variable costs. We divided the total variable costs by the total number of hours the aircraft flew to determine an average variable cost per hour. The average variable cost per hour is multiplied by the hours flown for personal use to derive the incremental cost. Fixed costs that do not change based on usage, such as pilot salaries, home hangar expenses and general taxes and insurance are excluded from the incremental cost calculation. If our aircraft flies empty before picking up or after dropping off a passenger flying for personal reasons, the variable costs associated with this “deadhead” segment are included in the incremental cost of the personal use
(e)Reflects charitable contributions made by our company or the ONEOK Foundation, Inc. on behalf of the named executive officer consisting of (i) matching contributions up to $10,000 per year made to non-profit organizations of the officer’s choice under our employee matching grant program, and (ii) matching contributions to the United Way pursuant to our annual United Way contribution program. The $25,000 contributions for Mr. Norton are matching contributions to the Tulsa Area United Way.
(5)Mr. Taylor was named Executive Vice President, Chief Legal Officer & Assistant Secretary in September 2023.

2025 ONEOK, Inc. Proxy Statement	95
Executive Compensation Discussion and Analysis
2024 GRANTS OF PLAN-BASED AWARDS
The following table reflects the grants of plan-based awards to the named executive officers during 2024.
Grants of Plan-Based Awards for Fiscal Year 2024

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2),(5)			All Other Stock Awards: Number of Shares of Stock or Units(3),(5)	Grant Date Fair Value of Stock and Option Awards(4)
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
Pierce H. Norton II
Restricted Units	2/21/2024							21,819	$1,599,987
Performance Units	2/21/2024				43,638	87,277	174,554		$7,478,766
Short-Term Incentive		$—	$1,385,700	$3,464,300
Employee Stock Awards								26	$2,371
Walter S. Hulse, III
Restricted Units	2/21/2024							8,864	$649,997
Performance Units	2/21/2024				17,728	35,456	70,912		$3,038,225
Short-Term Incentive		$—	$714,100	$1,785,200
Employee Stock Awards								26	$2,371
Kevin L. Burdick
Restricted Units	2/21/2024							4,909	$359,977
Performance Units	2/21/2024				9,818	19,637	39,274		$1,682,695
Short-Term Incentive		$—	$521,800	$1,304,600
Employee Stock Awards								26	$2,371
Sheridan C. Swords
Restricted Units	2/21/2024							4,909	$359,977
Performance Units	2/21/2024				9,818	19,637	39,274		$1,682,695
Short-Term Incentive		$—	$498,100	$1,245,300
Employee Stock Awards								26	$2,371
Lyndon C. Taylor
Restricted Units	2/21/2024							5,046	$370,023
Performance Units	2/21/2024				10,091	20,183	40,366		$1,729,481
Short-Term Incentive		$—	$569,300	$1,423,200
Employee Stock Awards								26	$2,371
(1)Reflects estimated payments that could be made under our Annual Officer Incentive Plan. The 2024 short-term incentive plan provides for awards based on financial and operational performance of the company, as well as individual performance during the relevant fiscal year. Company performance and individual performance criteria are established annually by the
Committee. The Committee also establishes annual target and maximum awards for each officer expressed as a percentage of their base salaries. The actual amounts earned by the named executive officers in 2024 under the plan and paid in 2025 are set forth under the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table for
Fiscal 2024 above.
(2)Reflects the performance units that could be earned pursuant to awards granted under our 2018 EIP that will vest following the end of the applicable vesting period, at which time the holder will be entitled to receive a percentage (0 to 200%) of the performance units granted based on our TSR over the performance period of January 1, 2024 - December 31, 2026, compared with the TSR of the referenced peer group. One share of our common stock is payable in respect of each performance unit that vests. Performance units are also subject to accelerated vesting upon a qualifying termination of employment in connection with a change in control as described under "2024 Long-Term Incentive Awards" at pages 88-89.
(3)Reflects restricted units granted under our 2018 EIP that will vest at the end of a designated period, typically three years from the date of grant, at which time the grantee will be entitled to receive the grant in shares of our common stock. Restricted units are also subject to accelerated vesting upon a qualifying termination of employment in connection with a change in control as described under "2024 Long-Term Incentive Awards" at pages 88-89.
(4)Amounts represent the grant date fair value of restricted unit awards and performance unit awards granted during 2024, calculated in accordance with ASC Topic 718. For a discussion of the assumptions used to calculate the value of performance unit awards, refer to Note L of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.
(5)The amounts shown for the 2024 PSUs and RSUs reflect the grant date fair value of the awards (with PSUs determined at payout percentage of target). The grant date fair value of the
2024 equity awards, assuming the highest level of performance (i.e. 200% of target for PSUs) are as follows: Mr. Norton, $16,557,519, Mr. Hulse, $6,726,447, Mr. Burdick, $3,725,367,
Mr. Swords, $3,725,367, and Mr. Taylor, $3,828,985 The actual value, if any, that an executive may realize from a RSU or PSU award is contingent upon the satisfaction of the conditions to vesting applicable to that award, and is determined by reference to stock price, which may fluctuate. Thus, there is no assurance that the value, if any, eventually realized by the executive will correspond to the amount shown in the table.

96	2025 ONEOK, Inc. Proxy Statement
Executive Compensation Discussion and Analysis
OUTSTANDING EQUITY AWARDS
The following table shows the outstanding equity awards held by the named executive officers as of December 31, 2024.
Outstanding Equity Awards at 2024 Fiscal Year-end

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested(1),(3)	Market Value of Shares or Units of Stock That Have Not Vested(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(2),(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(4)
Pierce H. Norton II	56,243	$5,646,797	336,522	$33,786,809
Walter S. Hulse, III	22,918	$2,300,967	140,062	$14,062,225
Kevin L. Burdick	16,467	$1,653,287	91,606	$9,197,242
Sheridan C. Swords	14,469	$1,452,688	84,218	$8,455,487
Lyndon C. Taylor	13,449	$1,350,280	41,799	$4,196,620
(1)Represents restricted units, including accrued dividend equivalents, that have not yet vested as of December 31, 2024. Restricted units vest at the end of a designated period, typically three years from the date of grant at which time the grantee is entitled to receive one share of our common stock for each vested restricted unit (and any accrued dividend equivalent rights associated with such restricted unit). The following table reflects the vesting schedule for our outstanding restricted units.
RESTRICTED UNIT VESTING SCHEDULE

Name	Number of Restricted Units	Vest Date
Pierce H. Norton II	17,185	February 23, 2025
	16,516	February 22, 2026
	22,542	February 17, 2027
Walter S. Hulse, III	6,492	February 23, 2025
	7,268	February 22, 2026
	9,158	February 17, 2027
Kevin L. Burdick	6,110	February 23, 2025
	5,285	February 22, 2026
	5,072	February 17, 2027
Sheridan C. Swords	4,773	February 23, 2025
	4,624	February 22, 2026
	5,072	February 17, 2027
Lyndon C. Taylor	8,236	February 22, 2026
	5,213	February 17, 2027
(2)Represents performance units, including accrued dividend equivalents, that have not yet vested as of December 31, 2024. Performance units typically vest at the end of a three-year vesting period, at which time the holder is entitled to receive a percentage (zero to 200%) of the performance units granted (and any accrued dividend equivalent rights associated with such performance units) based on our cumulative TSR over the three-year performance period, compared with the cumulative TSR of the referenced peer group. One share of our common stock is payable in respect of each performance unit granted that becomes vested. The following table reflects the projected vesting level of our outstanding performance units at December 31, 2024, reflecting a 50% payout (the threshold payout under the performance units) for grants vesting in 2025, and a 200% payout for grants vesting in 2026 and 2027.
Footnotes continue on the following page.

2025 ONEOK, Inc. Proxy Statement	97
Executive Compensation Discussion and Analysis
PERFORMANCE UNIT VESTING SCHEDULE

Name	Number of Performance Units	Vest Date
Pierce H. Norton II	30,652	February 23, 2025
	125,117	February 22, 2026
	180,753	February 17, 2027
Walter S. Hulse, III	11,580	February 23, 2025
	55,052	February 22, 2026
	73,430	February 17, 2027
Kevin L. Burdick	10,899	February 23, 2025
	40,038	February 22, 2026
	40,669	February 17, 2027
Sheridan C. Swords	8,515	February 23, 2025
	35,034	February 22, 2026
	40,669	February 17, 2027
Lyndon C. Taylor	41,799	February 17, 2027
(3)All restricted units provide that any unvested units will vest upon a qualifying termination of employment in connection with a change in control of the company. All performance units will vest in the event of a change in control and subsequent qualifying termination as described under "2024 Long-Term Incentive Awards" at pages 88-89.
(4)Based on the closing price of our common stock on the NYSE on December 31, 2024 of $100.40.
STOCK VESTED
The following table sets forth stock awards granted in 2021, including restricted units and performance units, held by the named executive officers that vested in 2024.
Stock Vested in Fiscal Year 2024

	Stock Awards
Name	Number of Shares Acquired on Vesting(5)	Value Realized on Vesting(6)
Pierce H. Norton II	85,781	$6,465,257
Walter S. Hulse, III	39,766	$2,862,758
Kevin L. Burdick	37,426	$2,694,315
Sheridan C. Swords	29,240	$2,104,958
Lyndon C. Taylor	—	$—
(5)Includes restricted units granted in 2021 that vested in 2024 and were paid in shares of our common stock and performance units granted in 2021 that vested in
2024 at 88% of target and were paid in shares of our common stock.
(6)The value received on vesting represents the market value of the shares received based on the closing price of our common stock on the NYSE on the date of vesting.

98	2025 ONEOK, Inc. Proxy Statement
Executive Compensation Discussion and Analysis
PENSION BENEFITS
The following table sets forth the estimated present value of accumulated benefits as of December 31, 2024, and payments made during 2024, in respect of each named executive officer under each of the referenced retirement plans.
Pension Benefits as of December 31, 2024

Name	Plan Name(1)	Number of Years Credited Service	Present Value of Accumulated Benefit(2)	Payments During Last Fiscal Year
Pierce H. Norton II	Supplemental Executive Retirement Plan	—	$—	$—
	Retirement Plan	—	$—	$—
Walter S. Hulse, III	Supplemental Executive Retirement Plan	—	$—	$—
	Retirement Plan	—	$—	$—
Kevin L. Burdick	Supplemental Executive Retirement Plan	—	$—	$—
	Retirement Plan	—	$—	$—
Sheridan C. Swords	Supplemental Executive Retirement Plan	20	$2,463,282	$—
	Retirement Plan	20	$913,100	$—
Lyndon C. Taylor	Supplemental Executive Retirement Plan	—	$—	$—
	Retirement Plan	—	$—	$—
(1)No new participants have been added to our Supplemental Executive Retirement Plan, a nonqualified defined benefit pension plan, since 2005, and, in
November 2013, our Board approved an amendment to the Supplemental Executive Retirement Plan that closed this plan to any additional participants as of
January 1, 2014. The Retirement Plan, a qualified defined benefit pension plan, was closed to new participants as of January 1, 2005. Mr. Swords is the only named executive officer who participates in the Retirement Plan and the Supplemental Executive Retirement Plan.
(2)A participating executive officer’s benefit is determined as of age 62 when an unreduced benefit can be received under the plans. The present value of the unreduced benefit is determined using the assumptions from the pension plan measurement date of December 31, 2024. Material assumptions used in the calculation of the present value of accumulated benefits are included in Note M of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.
Retirement Plan
The ONEOK, Inc. Retirement Plan ("Retirement Plan") is a defined benefit pension plan qualified under the Tax Code and is subject to the Employee
Retirement Income Security Act of 1974, as amended. At December 31, 2024, the plan covered eligible employees hired prior to January 1, 2005, or in connection with an acquisition from Koch Industries on July 1, 2005. All other employees hired on or after January 1, 2005, and certain employees who accepted a one-time opportunity to opt out of our Retirement Plan in 2004, participate in the profit-sharing feature in our 401(k) Plan.
Benefits under our Retirement Plan generally become vested and non-forfeitable after the completion of five years of continuous employment. Under the plan, a vested participant receives a monthly retirement benefit beginning at the normal retirement age of 65, unless an early retirement benefit is elected under the plan, in which case the retirement benefit may be actuarially reduced for early commencement. Generally, participants retiring on or after age 62 through normal retirement age receive 100% of their accrued monthly benefit which may be reduced depending on the optional form of payment elected at retirement. Accrued monthly benefits are calculated at the participant’s retirement date based on the participant’s credited service, limited to a maximum of 35 years, multiplied by a percentage of their final average earnings. The earnings utilized in the Retirement Plan benefit formula for employees include the base salary and short-term incentive compensation paid to an employee during the period of the employee’s final average earnings, less any amounts deferred under our NQDC Plans. The period of final average earnings used to calculate the accrued monthly benefit is the employee’s highest earnings during any 60 consecutive months during the last 120 months of employment. The amount of eligible compensation that may be considered in calculating retirement benefits is also subject to limitations in the Tax Code.

2025 ONEOK, Inc. Proxy Statement	99
Executive Compensation Discussion and Analysis
Supplemental Executive Retirement Plan
We maintain a Supplemental Executive Retirement Plan (“SERP”), a nonqualified supplemental retirement benefit plan for a select group of management and highly compensated employees who also participate in our Retirement Plan. No new participants have been added to our SERP since 2005, and the SERP has been closed to any additional participants since 2014.
The excess retirement benefit under the SERP pays a benefit equal to at least the benefit that would be payable to the participant under our
Retirement Plan, using the same formula as our Retirement Plan but as if limitations imposed by the Tax Code were not applicable and including deferrals under our NQDC Plans in earnings, less the benefit payable under our Retirement Plan with such limitations. Although the SERP is an unfunded arrangement for purposes of ERISA and the Tax Code, assets have been set aside in a rabbi trust to offset the associated SERP liabilities.
Nonqualified Deferred Compensation Plan
The following table sets forth certain information regarding the participation by the named executive officers in our NQDC Plans.

Name	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year(1)	Aggregate Earnings in Last Fiscal Year(2)	Aggregate Withdrawals / Distributions	Aggregate Balance at Last Fiscal Year End(3)
Pierce H. Norton II	$18,476	$348,389	$48,273	$—	$907,724
Walter S. Hulse, III	$169,708	$217,967	$225,826	$(11,601)	$2,461,313
Kevin L. Burdick	$27,465	$162,161	$136,544	$—	$1,876,025
Sheridan C. Swords	$15,730	$62,090	$1,771,803	$—	$6,648,080
Lyndon C. Taylor	$59,923	$70,152	$6,693	$—	$151,491
(1)The “All Other Compensation” column of the Summary Compensation Table for Fiscal Year 2024 at page 93 includes these amounts paid under our NQDC Plan as our excess contributions, as well as quarterly and annual profit-sharing contributions with respect to our 401(k) Plan.
(2)There were no above-market earnings in 2024, 2023, or 2022.
(3)Of the total amounts shown in each NEO’s Aggregate Balance at Last Fiscal Year End, the following amounts have been reported as “Salary,” “Bonus,” “Non-
Equity Incentive Plan Compensation,” or “All Other Compensation” in the Summary Compensation Table (in 2024 and in previous years) for Mr. Norton: $827,345;
Mr. Hulse: $1,807,713; Mr. Burdick: $1,175,655; Mr. Swords: $466,412; and Mr. Taylor: $143,825.
We maintain the NQDC Plan to provide a select group of management and highly compensated employees with the option to defer portions of their cash compensation and provide notional employer contributions that are not otherwise available due to limitations on employer and employee contributions to qualified defined contribution plans under the federal tax laws. In 2024, we made notional contributions to the NQDC Plan in the amount of 6% of eligible compensation above the applicable federal tax limit to all NQDC Plan participants, plus an additional 7% of eligible compensation above the applicable federal tax limit for NQDC Plan participants who do not participate in the SERP.
The NQDC Plan also allows for supplemental credit amounts, which are amounts that can be contributed at the discretion of the Committee. No such supplemental credits were contributed in 2024. The participant, at the time a deferral election is made, must specify the distribution date for such deferrals, which may be a date specified by the participant or the date of the participant's separation from service. Deferred amounts may also be distributed upon the participant’s death or disability, or upon change in control.

100	2025 ONEOK, Inc. Proxy Statement
Executive Compensation Discussion and Analysis
Short-term deferral accounts were available for amounts deferred prior to 2020 and are credited with a notional investment return based on the five-
year United States Treasury bond rate as of the first business day of January each year, which was 3.93% for 2024. All other deferrals and company contributions deferred and earned prior to 2020, and all amounts contributed under the NQDC Plan, are credited with a notional investment return based on the amount of gains, losses and earnings for each of the investment options selected by the participant. For the year ended December 31,
2024, the notional investment return for the investment options were as follows:

Fund Name	Plan Level Returns
Vanguard Federal Money Market—Investor Shares Intermediate-Term Bond	5.23%
Vanguard Cash Reserves Federal Money Market Fund—Admiral Shares	5.24%
Baird Core Plus Bond Fund - Institutional	2.54%
Vanguard Total Bond Market Index—Admiral Shares Target-Date—Lifecycle	1.24%
Vanguard Target Retirement Income Fund—Investor Shares	6.58%
Vanguard Target Retirement 2020 Fund—Investor Shares	7.75%
Vanguard Target Retirement 2025 Fund—Investor Shares	9.44%
Vanguard Target Retirement 2030 Fund—Investor Shares	10.64%
Vanguard Target Retirement 2035 Fund—Investor Shares	11.78%
Vanguard Target Retirement 2040 Fund—Investor Shares	12.88%
Vanguard Target Retirement 2045 Fund—Investor Shares	13.91%
Vanguard Target Retirement 2050 Fund—Investor Shares	14.64%
Vanguard Target Retirement 2055 Fund—Investor Shares	14.64%
Vanguard Target Retirement 2060 Fund—Investor Shares	14.63%
Vanguard Target Retirement 2065 Fund—Investor Shares	14.62%
Vanguard Target Retirement 2070 Fund—Investor Shares(1)	14.59%
Fidelity Balanced—Class K Large Cap Value	16.13%
Vanguard Institutional Index—Instl Shares Large Cap Growth	24.97%
JPMorgan Large Cap Growth—Class R6	34.17%
Vanguard PRIMECAP Fund —Admiral Shares	13.52%
Dodge & Cox Stock Fund—Class X	14.63%
Vanguard Extended Market Index Fund—Institutional Shares	16.91%
JPMorgan Small Cap Equity Fund—Class R6	10.30%
Dodge & Cox International Stock Fund—Class X	3.91%
Vanguard FTSE All-World ex-US Index—Admiral Shares Diversified Emerging Markets	5.44%
Fidelity Emerging Markets Index Fund	6.80%
William Blair International Leaders Fund—R6 Class Shares	(0.50%)
(1)Fund inception date - June 28, 2022.
At the distribution date, cash is distributed to participants based on the fair market value of the deemed investment of the participant’s accounts at that date. Although the NQDC Plans are unfunded arrangements for purposes of ERISA and the Tax Code, assets have been set aside in a rabbi trust to offset the associated NQDC Plans' liabilities. Amounts may no longer be deferred under the Prior NQDC Plans but do continue to accrue notional interest and remain subject to the terms of those plans and participant elections as to the timing of distributions.
POTENTIAL POST-EMPLOYMENT PAYMENTS
AND PAYMENTS UPON A CHANGE IN CONTROL
Described below are the post-employment compensation and benefits that we provide to our named executive officers. The objectives of the post-employment compensation and benefits that we provide are to:
•Assist in recruiting and retaining talented executives in a competitive market;
•Provide security for any compensation or benefits that have been earned;

2025 ONEOK, Inc. Proxy Statement	101
Executive Compensation Discussion and Analysis
•Permit executives to focus on our business;
•Eliminate any potential personal bias of an executive against a transaction that is in the best interest of our shareholders;
•Avoid the costs associated with separately negotiating executive severance benefits; and
•Provide us with the flexibility needed to react to a continually changing business environment.
We do not enter into individual employment agreements with our named executive officers. Instead, in general, the rights of our executives with respect to specific events are covered by our compensation and benefit plans. Under this approach, post-employment compensation and benefits are established separately from the other elements of our executives' compensation.
The use of a “plan approach” instead of individual employment agreements serves several objectives. First, the plan approach provides us with more flexibility to change the terms of severance benefits from time to time if necessary. Second, the plan approach is more transparent, both internally and externally. Internal transparency eliminates the need to negotiate separation benefits on a case-by-case basis and assures an executive that his or her severance benefits are comparable with those of his or her peers. Finally, the plan approach is easier for us to administer, as it requires less time and expense.
Payments Made Upon Any Termination
Regardless of the manner in which a named executive officer’s employment terminates, he or she is entitled to receive amounts earned during his or her term of employment. These amounts include:
•Accrued but unpaid salary;
•Amounts contributed under our 401(k) Plan and the NQDC Plans;
•Amounts accrued and vested through our Retirement Plan and SERP; and
•The value of unused prorated vacation benefits (except in the case of death, in which case unused vacation is paid in full, or if required by state law).
Payments Made Upon Termination Without Cause,
Disability or Retirement
In the event of the termination without cause of a named executive officer, in addition to the items identified above, such named executive officer will be entitled to:
•Receive a prorated portion of each outstanding restricted unit award; and
•If hired prior to January 1, 2017, participate in retiree health and life benefits for eligible participants and qualifying dependents.
In the event of the termination upon disability or retirement of a named executive officer, in addition to the items identified above, such named executive officer will be entitled to:
•Receive a prorated portion of each outstanding performance unit award upon completion of the applicable performance periods; and
•Receive a prorated payout under the Annual Officer Incentive Plan.
Payments of deferred compensation to a “specified employee” upon a “separation from service” within the meaning of Section 409A of the Tax Code are subject to a six-month delay on payment.
Payments Made Upon Death
In the event of the death of a named executive officer, in addition to the benefits listed under the headings “Payments Made Upon Any Termination”
and “Payments Made Upon Termination without Cause, Disability or Retirement” above, the named executive officer’s beneficiary(ies) will receive applicable payments under our life insurance plan and accidental death and dismemberment plan, if eligible.

102	2025 ONEOK, Inc. Proxy Statement
Executive Compensation Discussion and Analysis
Payments Made Upon or Following a Change in Control
We believe that the possibility of a change in control creates uncertainty for executive officers because such transactions frequently result in changes in senior management. Our Board has adopted a Change in Control Severance Plan that covers all of our executive officers, including the named executive officers. Subject to certain exceptions, the Change in Control Severance Plan will provide our officers with severance benefits if they are terminated by us without cause (as defined in the Change in Control Severance Plan and discussed in greater detail below) or if they resign for good reason (as defined in the Change in Control Severance Plan), in each case within two years following a change in control of the company. All
Change in Control Severance Plan benefits are “double trigger,” meaning that payments and benefits under the plan are payable only if the officer’s employment is terminated by us without “cause” or by the officer for a “good reason” at any time during the two years following a change in control.
Severance payments under the plan consist of a single lump sum cash payment that may be up to three times the participant’s base salary and target short-term incentive bonus, plus reimbursement of COBRA healthcare premiums for up to 18 months. Our Board, upon the recommendation of the Committee, established a severance multiplier of two times the sum of the annual salary plus the target short-term incentive for each of our named executive officers except for Mr. Norton, whose multiplier is three times.
The Change in Control Severance Plan does not provide for additional pension benefits upon a change in control. Severance payments and benefits under the Change in Control Severance Plan will be reduced if, as a result of such reduction, the officer would receive a greater total payment after taking taxes, including excise taxes, into account.
Relative to the overall value of our company, we believe the potential benefits payable upon a change in control under the Change in Control
Severance Plan are comparatively minor, and we believe that the level of benefits is consistent with the general practice among our peers.
For the purposes of the Change in Control Severance Plan, a “change in control” generally means any of the following events:
•An acquisition of our voting securities by any person that results in the person having beneficial ownership of 20% or more of the combined voting power of our outstanding voting securities, other than an acquisition directly from us;
•The current members of our Board, and any new director approved by a vote of at least two-thirds of our Board, cease for any reason to constitute at least a majority of our Board, other than in connection with an actual or threatened proxy contest (collectively, the
“Incumbent Board”);
•A merger, consolidation or reorganization with us or in which we issue securities, unless (i) our shareholders immediately before the transaction, as a result of the transaction, own, directly or indirectly, at least 50% of the combined voting power of the voting securities of the company resulting from the transaction, (ii) the members of our Incumbent Board after the execution of the transaction agreement constitute at least a majority of the members of the Board of the company resulting from the transaction, or (iii) no person other than persons who, immediately before the transaction owned 20% or more of our outstanding voting securities, has beneficial ownership of 20% or more of the outstanding voting securities of the company resulting from the transaction; or
•Our complete liquidation or dissolution or the sale or other disposition of all or substantially all of our assets.
For the purposes of the Change in Control Severance Plan, termination for “cause” means a termination of employment of a participant in the
Change in Control Severance Plan by reason of:
•A participant’s indictment for or conviction in a court of law of a felony or of any crime or offense involving misuse or misappropriation of money or property;
•A participant’s violation of any covenant, agreement or obligation not to disclose confidential information regarding the business of the company
(or a division or subsidiary) or a participant’s violation of any covenant, agreement or obligation not to compete with the company (or a division or subsidiary);
•Any act of dishonesty by a participant that adversely affects the business of the company (or a division or subsidiary) or any willful or intentional act of a participant that adversely affects the business, or reflects unfavorably on the reputation, of the company (or a division or subsidiary);
•A participant’s material violation of any written policy of the company (or a division or subsidiary); or
•A participant’s failure or refusal to perform the specific directives of the Board or its officers, which are consistent with the scope and nature of the participant’s duties and responsibilities, to be determined in the Board’s sole discretion.
For the purposes of the Change in Control Severance Plan, “good reason” means:
•A participant’s demotion or material reduction of the participant’s significant authority or responsibility with respect to employment with the company from that in effect on the date the change in control occurred;
•A material reduction in the participant’s base salary from that in effect immediately prior to the change in control;

2025 ONEOK, Inc. Proxy Statement	103
Executive Compensation Discussion and Analysis
•A material reduction in short-term and/or long-term incentive targets from those applicable to the participant immediately prior to the change in control;
•The company's relocation of the participant to a new principal place of employment that is more than 35 miles further from the participant's principal place of residence than the participant’s principal place of employment prior to such change; and
•The failure of a successor company to explicitly assume the Change in Control Severance Plan.
Post-Employment Payments Tables
The following tables reflect estimates of the incremental amount of compensation due to each named executive officer in the event of such executive’s termination of employment by reason of death, disability or retirement, termination of employment without cause, or termination of employment without cause or with good reason within two years following a change in control. The amounts shown assume termination effective as of December 31, 2024 and are estimates of the amounts that would be paid to the executives upon such termination, including, with respect to performance units, the performance factor calculated as if the performance period ended on December 31, 2024. The amounts reflected in the
“Qualifying Termination Following a Change in Control” column of the tables that follow are the amounts that would be paid pursuant to our Change in Control Severance Plan and, with respect to outstanding performance units, assume a qualifying change in control and termination of employment effective December 31, 2024 and the greater of (i) vesting at the target level, prorated for the elapsed portion of the vesting period through the date of the change in control, or (ii) vesting using a performance factor based on our total shareholder return relative to the designated peer group on that date without any proration, in either case taking into account the effect of dividend equivalents. The value of restricted units and performance units reflected in the tables below is based on the closing price of our stock on the NYSE on December 31, 2024 of $100.40.

Pierce H. Norton II	Termination Without Cause	Termination Upon Disability or Retirement	Termination Upon Death	Qualifying Termination Following a Change in Control
Cash Severance	$—	$1,385,700	$1,385,700	$6,928,543
Health and Welfare Benefits	$104,817	$104,817	$99,487	$147,575
Equity
Restricted Units	$3,271,534	$3,271,534	$3,271,534	$5,646,797
Performance Units	$—	$7,145,870	$7,145,870	$23,247,419
Total	$3,271,534	$10,417,404	$10,417,404	$28,894,216
Total	$3,376,351	$11,907,921	$11,902,591	$35,970,334

Walter S. Hulse, III	Termination Without Cause	Termination Upon Disability or Retirement	Termination Upon Death	Qualifying Termination Following a Change in Control
Cash Severance	$—	$714,100	$714,100	$2,726,533
Health and Welfare Benefits	$78,259	$78,259	$78,259	$121,017
Equity
Restricted Units	$1,316,846	$1,316,846	$1,316,846	$2,300,967
Performance Units	$—	$3,045,433	$3,045,433	$9,511,896
Total	$1,316,846	$4,362,279	$4,362,279	$11,812,863
Total	$1,395,105	$5,154,638	$5,154,638	$14,660,413

Kevin L. Burdick	Termination Without Cause	Termination Upon Disability or Retirement	Termination Upon Death	Qualifying Termination Following a Change in Control
Cash Severance	$—	$521,800	$521,800	$2,142,190
Health and Welfare Benefits	$39,084	$39,084	$71,830	$68,203
Equity
Restricted Units	$1,045,164	$1,045,164	$1,045,164	$1,653,287
Performance Units	$—	$2,008,904	$2,008,904	$6,646,078
Total	$1,045,164	$3,054,068	$3,054,068	$8,299,365
Total	$1,084,248	$3,614,952	$3,647,698	$10,509,758

104	2025 ONEOK, Inc. Proxy Statement
Executive Compensation Discussion and Analysis

Sheridan C. Swords	Termination Without Cause	Termination Upon Disability or Retirement	Termination Upon Death	Qualifying Termination Following a Change in Control
Cash Severance	$—	$498,100	$498,100	$2,044,854
Health and Welfare Benefits	$66,423	$66,423	$66,423	$106,134
Equity
Restricted Units	$877,797	$877,797	$877,797	$1,452,688
Performance Units	$—	$1,840,031	$1,840,031	$5,917,576
Total	$877,797	$2,717,828	$2,717,828	$7,370,264
Total	$944,220	$3,282,351	$3,282,351	$9,521,252

Lyndon C. Taylor	Termination Without Cause	Termination Upon Disability or Retirement[1]	Termination Upon Death	Qualifying Termination Following a Change in Control
Cash Severance	$—	$569,300	$569,300	$2,337,062
Health and Welfare Benefits	$40,333	$40,333	$92,189	$68,093
Equity
Restricted Units	$466,960	$466,960	$466,960	$1,350,280
Performance Units	$—	$676,094	$676,094	$2,434,098
Total	$466,960	$1,143,054	$1,143,054	$3,784,378
Total	$507,293	$1,752,687	$1,804,543	$6,189,533
(1)In the event of retirement prior to completion of the applicable service period, 4,651 of the restricted units and 6,734 of the performance units held by Mr. Taylor that are not eligible for a prorated payout upon retirement would be forfeited and reduce the post-employment values due to retirement as follows: restricted Units would decrease from $466,960 to zero; performance units would decrease from $676,094 to zero; total equity would decrease from $1,143,054 to zero; and total payout would decrease from $1,752,687 to $609,633. In addition, Mr. Taylor's cash severance would decrease from $569,300 to zero.
2024 CEO PAY RATIO
Securities and Exchange Commission rules implementing the Dodd-Frank Act require public companies to disclose the ratio of CEO annual total compensation to median employee annual total compensation. Using the methodology described below, (i) the annual total compensation for our
CEO in 2024 was $13,237,333 (ii) the annual total compensation for our median employee in 2024 was $158,449; and (iii) the resulting ratio of our
CEO’s compensation to median employee compensation in 2024 was 84 to one.
The median employee for 2024 was determined by ranking the gross salary of all active employees, excluding our CEO, as of December 31, 2024.
As permitted by Securities and Exchange Commission Item 402(u) of Regulation S-K, we excluded the 165 legacy Medallion employees hired in connection with our acquisition of Medallion in October 2024 from the employee population for purposes of the CEO pay ratio calculation for 2024.
The 1,063 EnLink employees hired in connection with our acquisition of EnLink were not included as part of the CEO pay ratio calculation for 2024 as that acquisition closed in January 2025.
We calculated annual total compensation for the median employee in 2024 according to the same methodology used to calculate total compensation for our CEO in the Summary Compensation Table.
We believe the foregoing pay ratio disclosure, including but not limited to any assumptions, estimates, adjustments, methodologies and existing internal records used to identify our median employee, is a reasonable estimate calculated in a manner consistent with Securities and Exchange
Commission Item 402(u) of Regulation S-K. The Securities and Exchange Commission rules for identifying the median employee and calculating the ratio of our CEO annual total compensation to that employee’s annual total compensation allow companies to make reasonable assumptions and estimates, and to apply a variety of methodologies and exclusions that reflect their compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different compensation practices, and may utilize different assumptions, estimates, methodologies and exclusions in calculating their own pay ratios.

2025 ONEOK, Inc. Proxy Statement	105

Approval of the ONEOK, Inc. 2025 Equity Incentive Plan

Our Board unanimously recommends a vote FOR the approval of the ONEOK, Inc. 2025 Equity Incentive Plan.

INTRODUCTION
We are asking shareholders to approve the ONEOK, Inc. 2025 Equity Incentive Plan (the “2025 EIP”). Our Board approved the 2025 EIP on
February 19, 2025 upon the recommendation of the Executive Compensation Committee and subject to shareholder approval at the 2025 annual meeting. If approved by a majority of the voting power of shareholders present online or by proxy and entitled to vote upon the proposal and at the
2025 annual meeting, the 2025 EIP will become effective as of the date of the shareholder approval (the “2025 EIP Effective Date”).
A copy of the 2025 EIP is attached to this proxy statement as Appendix A.
Subject to shareholder approval of the 2025 EIP, the 2025 EIP will replace the ONEOK, Inc. 2018 Equity Incentive Plan, effective as of May 23, 2018 and subsequently amended as of November 8, 2023 (the “2018 EIP”) and no additional awards will be granted under the 2018 EIP on or after the
2025 EIP Effective Date. Outstanding awards under the 2018 EIP as of the 2025 EIP Effective Date, including any deferred awards, will remain in effect in accordance with the terms of the 2018 EIP and any applicable award agreement, and if applicable, deferred compensation plan.
The 2025 EIP will allow us to continue granting long-term equity incentive awards to employees and equity awards to our non-employee directors.
Eligible participants under the 2025 EIP are comprised of our non-employee directors and employees of ours and our subsidiaries who are executives and senior management, and other employees who are responsible for our day-to-day operations. As of March 1, 2025, the approximate aggregate number of employees and non-employee directors who would have been eligible for awards under the 2025 EIP if the 2025 EIP was in effect as of such date is 6,309. As of March 1, 2025, the approximate number of persons in each eligible class under the 2025 EIP is as follows:
6,300 employees (including 68 executive officers) and 9 non-employee directors. As non-employee directors and executive officers are eligible to participate in the 2025 EIP, each member of the Board and each executive officer has an interest in this proposal.
The closing price of a share of our common stock on February 28, 2025 (the last trading day prior to March 1, 2025) was $100.39.
The 2025 EIP will not be effective unless approved by the shareholders. If the 2025 EIP is not approved by the shareholders, we will be limited in our ability to grant further long-term equity incentive awards to employees or equity awards to our non-employee directors, because we will not have sufficient shares reserved for issuance under the 2018 EIP and the NYSE rules generally require shareholder approval to increase the share reserve under an equity compensation plan. The alternative to using equity awards for retention and incentive purposes would be to increase cash compensation. We do not believe that increasing cash compensation to make up for any shortfall in equity awards would be practicable, advisable or in the best interests of our shareholders. We believe that a combination of equity awards and cash compensation provides a more effective compensation vehicle than cash alone for attracting, retaining and motivating employees and aligning employee and shareholder interests.
Accordingly, shareholder approval of the 2025 EIP is important in order to enable us to continue to retain and attract the most qualified talent in the industry and to ensure our employees’ interests are aligned with those of our shareholders.

106	2025 ONEOK, Inc. Proxy Statement
PROPOSAL 3: Approval of the ONEOK, Inc. 2025 Equity Incentive Plan
IMPORTANT GOVERNANCE FEATURES
AND PRACTICES
The 2025 EIP includes numerous provisions that the Executive Compensation Committee and Board believe promote best practices by reinforcing the alignment between equity compensation arrangements for non-employee directors, officers, and other employees and shareholders’ interests.
Those provisions include, but are not limited to, the following:

Feature/Practice	Description

No Discounted Options or Stock Appreciation Rights (“SARs”)	Stock options and SARs may not be granted with an exercise price lower than the market value of the underlying shares on the grant date.

No Repricing or Cash Buyouts Without Shareholder Approval
The purchase price of an option or SAR may not be reduced without shareholder approval, and underwater options or SARs may not be exchanged, surrendered, or cancelled and regranted for awards with a lower exercise price or cash without shareholder approval, except in connection with a change in our capitalization.

No Liberal Share Recycling
We do not allow the reuse for future awards of shares used to pay the exercise price or withholding taxes for an outstanding award, unissued shares resulting from the net settlement of an outstanding option or SAR, or shares purchased in the open market using proceeds of an option exercise.

Double Trigger Change in Control Vesting
In general, a change in control will not automatically trigger vesting unless the successor does not assume or replace the outstanding awards. Rather, participants must experience a termination of employment without cause or resign for good reason within two years following a change in control for an award to vest in connection with a change in control. The Executive Compensation Committee, however, retains discretion to provide otherwise in an award agreement or before a change in control.

Clawback; Recoupment
Awards, including time-based restricted unit and performance-vesting unit awards, will be subject to our clawback or recoupment policies as in effect from time to time, whether approved before or after the date awards are granted. See “Clawback Policy” above at page 90.

No Dividends on Unvested Awards
If dividend equivalents are credited or payable in connection with an award, the dividend equivalents must be subject to the same restrictions and risk of forfeiture as the underlying award and may not be paid unless the underlying award vests.

Individual Limits on Non-Employee Director Awards	The 2025 EIP imposes a limit on the value of the shares that we may grant to a non-employee director, together with any cash fees paid to the non-employee director, in a year.

No Tax Gross-Ups	The 2025 EIP does not provide for any tax gross-ups.

Material Amendments Require Shareholder Approval
We must obtain shareholder approval for material plan changes, including increasing the number of shares authorized for issuance, materially modifying participation requirements, and changing the restrictions on repricing.

Independent Administration
The 2025 EIP is administered by the Executive Compensation Committee, which is composed entirely of “independent directors” within the meaning of NYSE requirements and “non-employee directors” as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”).

No Evergreen Provision	The 2025 EIP does not contain an “evergreen” feature that automatically replenishes the shares available for future grants under the 2025 EIP.

No Automatic Grants or Reload Grants	The 2025 EIP does not provide for “reload” or other automatic grants to any participant.

2025 ONEOK, Inc. Proxy Statement	107
PROPOSAL 3: Approval of the ONEOK, Inc. 2025 Equity Incentive Plan
SHARES TO BE AUTHORIZED UNDER THE PLAN
Subject to adjustment as described below, upon approval of the 2025 EIP, the aggregate number of shares of our common stock that may be issued or delivered under the 2025 EIP will not exceed 16,870,000 newly-authorized shares of our common stock, plus 2,279,829 shares of our common stock, which is the number of shares reserved for issuance under the 2018 EIP that remained available for awards under the 2018 EIP as of March
1, 2025 and which shall be reduced by the number of shares underlying any grants made under the 2018 EIP after March 1, 2025 and before the
2025 EIP Effective Date. In addition, any shares of our common stock that are subject to outstanding awards under the 2018 EIP and that, following the 2025 EIP Effective Date, expire, or are terminated, surrendered or forfeited for any reason without issuance of such shares, or are settled in cash, will become available for new awards under the 2025 EIP, subject to adjustment as described below.
We believe that approval of the 2025 EIP, including the number of shares requested, will give us flexibility to continue to make stock-based grants and other awards for approximately ten years in amounts determined appropriate by the Executive Compensation Committee, based on our historical share grant utilization practices. This time period is an estimate. The actual rate at which we use shares under the 2025 EIP may be more or less than our anticipated future usage and will depend upon various unknown factors, such as our future stock price, plan participation levels, hiring and promotion activity, award mix, competitive market practices, acquisitions and divestitures, and rates of forfeiture. These changes could affect the time period the requested number of authorized shares are expected to last.
In recommending to the Board the number of shares to be reserved for issuance under the 2025 EIP, the Executive Compensation Committee considered our historical grant practices, current and historical grant levels, projected duration of share pool levels at different share prices, proxy advisory firm policies and anticipated shareholder reaction. The Executive Compensation Committee and the Board also considered the advice of
Meridian Compensation Partners, the Executive Compensation Committee’s independent compensation consultant.
Dilution Analysis
In addition to the adoption of the 2025 EIP, the Board is recommending that our shareholders approve the adoption of the ONEOK, Inc. 2025
Employee Stock Award Program (the “2025 ESAP") as set forth in Proposal No. 4. If approved by our shareholders, 700,000 shares will be authorized for issuance under the 2025 ESAP, subject to adjustment as provided in the 2025 ESAP. The ONEOK Employee Stock Award Program
(the "Prior ESAP") terminated on November 7, 2024 and has no shares available for issuance.
In connection with the acquisition of EnLink, we converted outstanding restricted incentive units and performance units issued under the EnLink
Midstream, LLC 2014 Long-Term Incentive Plan (the “EnLink LTIP”) into time-based restricted units with respect to our common stock, and we assumed the EnLink LTIP with respect to these awards. No awards will be made under the EnLink LTIP on or after January 31, 2025, the closing date of the acquisition transaction. The converted awards represented 480,280 shares of our common stock as of January 31, 2025. Shares underlying these awards will be issued under the assumed EnLink LTIP and not under the 2018 EIP or the 2025 EIP (if adopted), and any shares with respect to forfeited or terminated awards under the EnLink LTIP will not be added to the share reserve of the 2018 EIP or the 2025 EIP (if adopted).
As of March 1, 2025, we had 624,640,751 shares of our common stock outstanding, 4,083,074 shares of our common stock were subject to outstanding awards under the 2018 EIP and other equity plans (counting performance units at maximum performance), other than our Employee
Stock Purchase Plan, and 2,279,829 shares of our common stock were available for future awards under the 2018 EIP (counting performance units at maximum performance). The potential dilution resulting from issuing the outstanding awards and shares remaining available for issuance under the 2018 EIP would be approximately 1.0%, on a fully-diluted basis using our common stock outstanding as of March 1, 2025. If the proposed
16,870,000 newly-authorized shares of our common stock are made available for issuance under the 2025 EIP, the potential dilution will increase by
2.6 percentage points and the fully-diluted total potential dilution would approximate 3.6% as of March 1, 2025. If both the 2025 EIP and the 2025
ESAP had been in effect on March 1, 2025 with 16,870,000 newly-authorized shares and 700,000 newly-authorized shares, respectively, reserved for issuance, the fully-diluted total potential dilution associated with the equity plans as of March 1, 2025 would have been 3.7%.
Burn Rate
In connection with our stock-based compensation programs, we are committed to using equity incentive awards prudently and within reasonable limits. Accordingly, we closely monitor our share usage (referred to as “burn rate”) each year and over the long-term. The table below sets forth the following information regarding the awards granted under our equity plans (the 2018 EIP and Prior ESAP (as defined below)): (i) the burn rate for each of the last three calendar years and (ii) the average burn rate over the last three calendar years. The burn rate for a year has been calculated as follows: (a) all full value awards granted in the applicable year (including time-based and performance-based), divided by (b) the weighted-
average number of shares of common stock outstanding for the applicable year.
We did not make any option or SAR grants during the last three calendar years.

108	2025 ONEOK, Inc. Proxy Statement
PROPOSAL 3: Approval of the ONEOK, Inc. 2025 Equity Incentive Plan
We have included in the table below a burn rate calculation based on the number of time-based restricted stock unit awards and performance-based stock units granted in the applicable year (counting performance units at target performance), divided by the weighted-average basic shares of common stock outstanding for the applicable year. The numbers reported in the table below do not include shares that relate to equity awards that we assumed in connection with our acquisition of Magellan on September 25, 2023. The numbers reported in the table also do not include equity awards that we assumed in connection with our acquisition of EnLink on January 31, 2025 or shares purchased under our Employee Stock Purchase
Plan.

Burn Rate
Element	2024	2023	2022	Average
Total Number of Full Value Awards	964,787	689,850	722,363	792,333
Total Number of Time-Based Full Value Awards Granted	512,427	320,628	323,048	385,368
Total Number of Performance-Based Full Value Awards Granted	452,360	369,222	399,315	406,966
Weighted Average Basic Shares of Common Stock Outstanding	584,600,000	484,300,000	447,500,000	505,466,667
Burn Rate	0.17%	0.14%	0.16%	0.16%
The burn rate means that we used an annual average of 0.16% of the weighted average shares of our common stock outstanding for awards granted or earned over the past three years.
Updated Share Information as of March 1, 2025
The information included in this proxy statement and our 2024 annual report is updated by the following information regarding the existing equity compensation plans, other than our Employee Stock Purchase Plan, as of March 1, 2025 (except as otherwise noted):

Total number of full value awards outstanding (includes restricted stock units, performance units, and deferred director stock awards) (1) (2)	4,083,074
Shares available for grant under the 2018 EIP (3)	2,279,829
New Shares Requested under the 2025 EIP (2)	16,870,000
Total Shares Reserved under the 2025 EIP Upon Shareholder Approval (2)	19,149,829
Total shares of common stock outstanding as of March 1, 2025	624,640,751
(1)No stock options or SARs were outstanding as of March 1, 2025.
(2)The total number of full value awards outstanding includes shares issued in connection with the Magellan and EnLink acquisitions. The number of shares of outstanding performance unit awards assumes performance at the maximum performance level. Any award granted from the 2018 EIP between March 1, 2025 and the effective date of the 2025 EIP will reduce the number of shares available under the 2025 EIP by one share for each share underlying each award granted.
(3)The 2018 EIP is our only active employee equity incentive plan with shares remaining available for future grants, other than our Employee Stock Purchase Plan.
The number of shares remaining available for future grants under the 2018 EIP reflects performance unit awards at maximum payout. Our Prior ESAP terminated on November 7, 2024.
SUMMARY OF THE PLAN
The following is a summary of the material features of the 2025 EIP. This summary, however, is not intended to be a complete description of all the provisions of the 2025 EIP and is qualified in its entirety by the full text of the 2025 EIP, a copy of which is attached to this proxy statement as
Appendix A.
Purposes: The purposes of the 2025 EIP are to attract, retain, motivate and reward our non-employee directors, officers and employees and the officers and employees of our subsidiaries, to compensate them for their contributions to the growth and profitability of the company, to encourage their ownership of our common stock of in order to align their interests with those of the shareholders, and to promote our sustained long-term performance and the creation of shareholder value.

2025 ONEOK, Inc. Proxy Statement	109
PROPOSAL 3: Approval of the ONEOK, Inc. 2025 Equity Incentive Plan
Plan Term: The 2025 EIP will be effective on the 2025 EIP Effective Date and will terminate on the day immediately before the tenth anniversary of the 2025 EIP Effective Date, unless terminated earlier by the Board.
Eligibility: All of our non-employee directors, officers and employees and the officers and employees of our subsidiaries are eligible to be selected to receive awards under the 2025 EIP. Non-employee directors are not eligible to receive incentive stock options, performance units or performance shares.
Administration: The 2025 EIP will be administered by the Executive Compensation Committee. The Executive Compensation Committee is
composed solely of directors who are: (i) “non-employee directors” as defined in Rule 16b-3 under the Exchange Act; and (ii) “independent directors”
within the meaning of the NYSE requirements.
The Executive Compensation Committee’s discretionary authority will include the power, subject to the terms and limitations expressly provided in the 2025 EIP: to grant awards; determine the size and types of awards; establish terms and conditions for each award; accelerate the exercisability or vesting of all or part of any award; interpret the 2025 EIP and any agreement or instrument entered into pursuant to the 2025 EIP; establish, amend or waive the 2025 EIP administration rules; amend the terms and conditions of any outstanding award; delay issuance of common stock or suspend a participant’s right to exercise an award to comply with applicable laws; determine the duration and purposes of leaves of absence that may be granted to a participant without constituting termination of his or her employment or service for 2025 EIP purposes; authorize any person to execute, on our behalf, any instrument required to carry out the 2025 EIP’s purposes; correct any defect or omission, or reconcile any inconsistency in the 2025 EIP or any award; make determinations that it deems necessary or advisable for the 2025 EIP administration; and address participants’
claims, including resolving disputed issues of fact.
The 2025 EIP will permit the Executive Compensation Committee, in its sole discretion, to delegate any or all of its authority to administer the 2025
EIP to our Benefit Plan Administration Committee or our chief executive officer; provided, however, that (i) any delegation will be permitted only to the extent permissible under NYSE rules and applicable securities and other laws, and (ii) the Executive Compensation Committee will not delegate the authority to grant awards to individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended.
Shares Authorized: Subject to adjustment as described below, upon approval of the 2025 EIP, the aggregate number of shares of our common stock that may be issued or delivered under the 2025 EIP will not exceed 16,870,000 newly-authorized shares of our common stock, plus 2,279,829 shares of our common stock, which is the number of shares reserved for issuance under the 2018 EIP that remained available for awards under the
2018 EIP as of March 1, 2025 and which shall be reduced by the number of shares underlying any grants made under the 2018 EIP after March 1,
2025 and before the 2025 EIP Effective Date. In addition, any shares of our common stock that are subject to outstanding awards under the 2018
EIP and that expire, or are terminated, surrendered or forfeited following the 2025 EIP Effective Date for any reason without issuance of such shares, or are settled in cash, will become available for new awards under the 2025 EIP, subject to adjustment as described below.
Shares of our common stock may be issued under the 2025 EIP from our authorized but unissued shares, treasury shares, shares we purchase on the open market, or any combination of the above.
Share Counting: If an award granted under the 2025 EIP or under the 2018 EIP is cancelled or forfeited, expires, terminates or is settled in cash, the shares underlying such award will again be available under the 2025 EIP. The following shares underlying awards granted under the 2025 EIP will not again be available: (i) shares that are not issued upon the net settlement of stock-settled SARs or the net exercise of an option; (ii) shares that are delivered to or withheld by us to pay the exercise price or the withholding taxes due with respect to an option or SAR; (iii) shares that are delivered to or withheld by us to pay withholding taxes related to awards other than options and SARs; and (iv) shares that are purchased on the open market with the proceeds of an option exercise.
Grant of Awards: The 2025 EIP will provide for awards in the form of restricted stock units (“RSUs”), restricted stock awards, performance units, performance shares, nonqualified and incentive options (“NQSOs” and “ISOs” respectively), SARs, other awards and director stock awards. Award agreements provided with respect to any award under the 2025 EIP will describe the specific terms of the award, including vesting schedules and applicable performance goals, if any. The following is a brief description of the various types of awards that may be issued under the 2025 EIP:
•RSUs and Restricted Stock: RSUs represent the future right to receive common stock, an equivalent cash value, or a combination of common stock and cash. A restricted stock award represents a current award of common stock. Each RSU or restricted stock award will be subject to certain restrictions and risk of forfeiture according to terms set by the Executive Compensation Committee in the award agreement. The
Executive Compensation Committee may permit a participant to defer delivery of common stock related to an RSU so long as such deferral is pursuant to a deferred compensation plan offered by us and that satisfies the requirements of Section 409A of the Tax Code.
•Performance Shares and Performance Units: Performance shares and performance units represent the future right to earn common stock, an equivalent cash value, or a combination of common stock and cash based on achieving performance goals over a specified performance period, both as set by the Executive Compensation Committee in the award agreement. The actual number of shares participants receive may be more or less than the specified target number of shares depending on the achievement of the performance goals during the performance period. The
Executive Compensation Committee may permit a participant to defer delivery of common stock related to a performance share or performance unit so long as such deferral is pursuant to a deferred compensation plan offered by us and satisfies the requirements of Section 409A of the Tax Code.

110	2025 ONEOK, Inc. Proxy Statement
PROPOSAL 3: Approval of the ONEOK, Inc. 2025 Equity Incentive Plan
•Stock Options and Stock Appreciation Rights: An option is the right to purchase common stock at a specified price during a specified time period. The Executive Compensation Committee may grant either ISOs or NQSOs. A SAR entitles the participant to receive an amount equal to the excess, if any, of the fair market value of one share of common stock on the date of exercise over the base price of the SAR. The exercise price of an option or the base price of a SAR may not be less than the fair market value of the common stock on the grant date. At the discretion of the Executive Compensation Committee, payment upon the exercise of a SAR may be in cash, in shares of common stock of equivalent value, or in a combination thereof. Option and SAR awards will have a maximum term of ten years. Each option and SAR granted under the 2025 EIP will become exercisable in accordance with the specific terms and conditions of the award agreement, as determined by the Executive
Compensation Committee.
•Other Awards: The Executive Compensation Committee may grant other awards not described above that may be payable in cash or shares of common stock, based in whole or in part on the value of our common stock. The Executive Compensation Committee may also grant shares as a bonus and grant other awards in lieu of obligations under other company compensation arrangements, including cash payments based on attaining performance goals or other criteria. Other awards may include dividend equivalents that are converted into shares of our common stock in connection with awards granted under the 2025 EIP or our other equity plans. The terms and conditions applicable to such other awards will be determined by the Executive Compensation Committee and set forth in an award agreement.
•Director Stock Awards: Non-employee directors receive a portion of their annual director fees in shares of our common stock. The remainder of the annual director fees are payable in cash or in shares as elected by the non-employee director. If a non-employee director elects to receive some or all of the director’s annual cash retainer in shares, the shares received will be treated as a director stock award and will count against the
2025 EIP overall share limit. The number of shares to be paid and distributed to a non-employee director as a director stock award will be determined by dividing the dollar amount of the director fees to be paid in shares (which the Board has established and/or the non-employee director has elected) by the market value of a share on the payment date.
Substitute Awards: The 2025 EIP will permit the Executive Compensation Committee to grant awards in substitution for any award previously granted by a company or other entity in connection with a corporate transaction, such as a merger or consolidation with another entity or acquisition of property or stock of another entity. Substitute awards will not count against the 2025 EIP overall share limit or any other limit in the 2025 EIP.
Substitute awards that are options or SARs may have an exercise price that is less than the fair market value of a share on the date of substitution if such substitution complies with the requirements of Section 409A of the Tax Code, NYSE rules, and other applicable laws.
Dividend Equivalents: The recipient of an award (other than options and SARs) may be entitled to receive dividend equivalents, provided that the dividend equivalents will become payable only if and to the extent the underlying award vests, regardless of whether vesting is contingent upon continued employment, the achievement of performance goals, or both.
Performance-Based Awards: The 2025 EIP will permit the Executive Compensation Committee to grant awards of either common stock or cash that become payable only upon the achievement of performance goals. The performance goals will be determined by the Executive Compensation
Committee and set forth in the award agreement.
Performance goals for any such awards may be based on one or more performance objectives, including but not limited to the following: earnings, earnings growth, earnings per share, stock price (including growth measures and total shareholder return), improvement of financial ratings, internal rate of return, market share, cash flow, operating income, operating margin, net profit after tax, EBIT, EBITA, EBITDA, OBIT, OBITDA, gross profit, operating profit, cash generation, revenues, asset quality, return on equity, return on tangible common equity, return on assets, return on operating assets, cost saving levels, efficiency ratio, net income, marketing-spending efficiency, core non-interest income, change in working capital, return on capital, shareholder return or strategic goals and objectives, including objectives related to qualitative or quantitative environmental, social and governance metrics, e.g., AREER, TRIR. Performance goals need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria).
The performance goals may be described in terms of objectives that are related to the individual participant or objectives that are companywide or related to a subsidiary, business unit, division, segment, work location, geographic region, product line, or function or any combination thereof.
Performance goals may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time. Further, performance goals may be measured in terms of company performance (or performance of the applicable subsidiary, business unit, division, segment, work location, geographic region, product line, function, or combination thereof) or measured relative to a market index, selected peer companies or one or more operating units, divisions, acquired businesses, minority investments, partnerships or joint ventures.
Each performance-based award will be earned, vested and payable only upon the Executive Compensation Committee’s certification of the achievement of the performance goals set forth in the award agreement, along with the satisfaction of any other term or condition, such as continued
employment, as the Executive Compensation Committee deems appropriate. The Executive Compensation Committee may retain the discretion to increase or decrease the amount payable pursuant to a performance-based award. The Executive Compensation Committee may adjust the performance goals and the method of calculating the attainment of the performance goals to take into account events that occur during a performance period including, but not limited to: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (ii) the effect of changes in or

2025 ONEOK, Inc. Proxy Statement	111
PROPOSAL 3: Approval of the ONEOK, Inc. 2025 Equity Incentive Plan
provisions under tax law, accounting principles or other laws or provisions affecting reported results; (iv) charges for any reorganization and restructuring programs; (v) any extraordinary, unusual, or other infrequently occurring items as described in Accounting Standards Codification
225-20-20 (as amended by Accounting Standards Update No. 2015-01) or in management’s discussion and analysis of financial condition and results of continuing operations appearing in our annual report to shareholders for the applicable year; (vi) the impact of mergers, acquisitions or divestitures; (vii) foreign exchange gains and losses; and (viii) gains or losses on asset sales.
Limit on Non-Employee Director Compensation: The maximum number of shares that may be granted under the 2025 EIP or otherwise during any calendar year to a non-employee director, taken together with any cash fees we pay to such non-employee director during such year for service on our Board, will not exceed $1,000,000 in total value. Additional information about Director Stock Awards is provided in the “Director Stock Awards”
section above.
Termination of Employment or Service: The Executive Compensation Committee will specify, at or after the time of grant of an award, the effect, if any, that a participant’s termination of service or the participant’s death or disability will have on the vesting, exercisability, or payout of the award.
Such provisions will be determined by the Executive Compensation Committee in its discretion, will be included in the applicable award agreement and need not be uniform among all awards or among all participants.
Change in Participant’s Status: The Executive Compensation Committee has the discretion to determine the effect upon an award in the event that a participant experiences a change in status, as the result of (i) the participant’s employer or the entity by which the participant is engaged ceasing to be our subsidiary, (ii) any leave of absence approved by us or a subsidiary, (iii) any transfer between locations of employment with us or a subsidiary or between subsidiaries, (iv) any change in status from an employee to a consultant or director, or vice versa, and (v) at our request or the request of a subsidiary, the participant's becoming employed by any partnership, joint venture, corporation or other entity not meeting the requirements to be a subsidiary under the 2025 EIP.
Change in Control: Unless the Executive Compensation Committee provides otherwise, if we have a change in control in which outstanding awards are assumed, continued or replaced with equivalent awards of substantially the same value by the successor, the Executive Compensation
Committee will measure performance as of the date of the change in control for all outstanding awards of performance units, performance shares and other performance-based awards granted prior to the change in control based on the greater of (i) the payout at the target number of performance units, performance shares and other performance-based awards granted for the entire performance period or (ii) the payout based upon the actual performance level attained as of the date of the change in control, in each case, after giving effect to the accumulation of dividend equivalents, and the participant will continue to vest in such awards based on the participant’s continued service.
Unless the Executive Compensation Committee provides otherwise, if we have a change in control in which outstanding awards are assumed, continued or replaced with equivalent awards of substantially similar value by the successor, if the participant’s employment is terminated without cause (as defined in the 2025 EIP) or the participant resigns for good reason (as defined in the 2025 EIP), in each case within the two years following the change in control, the following will apply with respect to the assumed, continued or replaced awards: (i) restrictions imposed on outstanding RSUs and restricted stock awards granted prior to the change in control will lapse, and RSUs will be paid in cash or in shares, as determined by the Executive Compensation Committee; (ii) outstanding performance units, performance shares and other performance-based awards will be paid at the greater of (a) the payout at the target number of performance units, performance shares or other performance-based awards granted for the entire performance period, or (b) the payout based upon the actual performance level attained as of the date of the change in control, in each case giving effect to the accumulation of dividend equivalents, and the awards will be paid in cash or in shares, as determined by the
Executive Compensation Committee; (iii) all earned performance units, performance shares and other performance-based awards (as increased by any dividend equivalents to the date of payment) not yet paid out will be immediately paid out in cash or in shares, as determined by the Executive
Compensation Committee; (iv) all outstanding options and SARs will become immediately exercisable, and NQSOs and SARs will be exercisable after the date of the participant’s termination for a period equal to the lesser of the remaining term of the award or 12 months; and (v) any restrictions imposed on outstanding other awards shall be deemed to have expired. If a participant’s employment is terminated without cause prior to the date of a change in control but the participant demonstrates that the termination was in connection with, or in anticipation of, the change in control in accordance with the terms of the 2025 EIP, the participant’s termination will be deemed to have occurred after the change in control for purposes of the 2025 EIP so long as the change in control actually occurs.
Unless the Executive Compensation Committee provides otherwise, for outstanding awards that will not be assumed, continued, or replaced with equivalent awards of substantially similar value by the successor, the following will occur as a result of the change in control: (i) restrictions imposed on outstanding RSUs and restricted stock awards will lapse, and RSUs will be paid in cash or shares, as determined by the Executive Compensation
Committee; (ii) with respect to outstanding performance units, performance shares and other performance-based awards, the participant will receive the greater of (a) the payout at the target number of performance units, performance shares or other performance-based awards for the entire performance period, and (b) the payout based upon the actual performance level attained as of the change in control date, in each case giving effect to the accumulation of dividend equivalents, and the awards will be paid in cash or in shares, as determined by the Executive Compensation
Committee; (iii) all earned performance units, performance shares other performance-based awards (as increased by any dividend equivalents to the date of payment) not yet paid out will be immediately paid out in cash or shares, as determined by the Executive Compensation Committee; (iv) all outstanding options and SARs will become immediately exercisable for a period of time determined by the Executive Compensation Committee, and

112	2025 ONEOK, Inc. Proxy Statement
PROPOSAL 3: Approval of the ONEOK, Inc. 2025 Equity Incentive Plan
the Executive Compensation Committee may, in its discretion, for options and SARs relating to shares with a value greater than the exercise price and not exercised upon the change in control, cancel the awards in exchange for an amount equal to the difference, if any, between the exercise price and the then value of the shares, and for other options and SARs, such options and SARs may be cancelled without payment of consideration;
and (v) any restrictions imposed on outstanding other awards shall be deemed to have expired.
No tax gross up will be provided with respect to tax consequences of awards granted under the 2025 EIP under Section 280G or 4999 of the Code.
Adjustments: The existence of the 2025 EIP and any award agreement will not affect or restrict our right to effect corporate changes or acts. In the event of any change in the outstanding common stock by reason of any merger, amalgamation, reorganization, consolidation, recapitalization, reclassification, stock dividend, bonus issues, extraordinary cash dividend, stock split, reverse stock split, share consolidation or subdivision, spin-off, split-off or similar transaction or other change in corporate structure affecting our common stock, the Executive Compensation Committee shall make such adjustments and substitutions as it deems equitable or appropriate. Such adjustments may include, without limitation, adjustments in the aggregate number, class and kind of securities that may be delivered, in the aggregate or to any one participant; and in the number, class, kind and option or exercise price of securities subject to outstanding awards.
Restrictions on Transferability: In general, awards will not be assignable or transferable other than by will or by the laws of descent and distribution.
Prohibition on Repricing and Cash Buyouts: The 2025 EIP will not permit repricing of options or SARs or the cancellation, exchange or surrender of underwater options or SARs for cash or other awards without shareholder approval, except in connection with a change in our capitalization.
Recoupment: All awards granted under the 2025 EIP, all shares issued with respect to such awards, any payments made under the 2025 EIP, and any gains realized upon the exercise or settlement of an award are subject to the terms of any applicable clawback or recoupment policies approved by the Board or the Executive Compensation Committee, whether approved before or after the date awards are granted under the 2025 EIP. Any amount required to be clawed back, recouped or forfeited under such policies will be deemed to have not been earned under the 2025 EIP and applicable award agreement. See “Clawback Policy” above at page 90.
Claims Procedure: The 2025 EIP sets forth mandatory claims procedures that are intended to reduce the likelihood of disputes between a participant and us in connection with the 2025 EIP and, to the extent a dispute arises, to lessen the time, expense, complexity and uncertainty associated with resolving the dispute. The claims procedures include the following: a one-year limit on a participant’s right to bring a claim;
requirements as to the form of claim; a requirement that any dispute based on a denied claim be resolved by binding arbitration; a six-month limit on a participant’s right to request arbitration of a denied claim; specific rules for arbitration; deference given to administrative decisions unless they are arbitrary, capricious, or unlawful; and provisions related to venue, arbitration costs and attorneys’ fees.
Amendment and Termination of the Plan: The Board may amend or modify the 2025 EIP at any time. However, shareholder approval would have to be obtained for any amendment or modification if such approval is required by law or regulation or under the NYSE rules, which generally require shareholder approval for material plan changes, including increasing the number of shares authorized for issuance, materially modifying participation requirements, and changing the restrictions on repricing. The 2025 EIP will terminate on the day immediately before the tenth anniversary of the
2025 EIP Effective Date. The Board may terminate the 2025 EIP earlier in its sole discretion. No such amendment, modification or termination of the
2025 EIP may adversely affect in any material way any award then outstanding under the 2025 EIP without the affected participant’s written consent, unless otherwise provided in the 2025 EIP or required by law. Awards that are outstanding upon termination of the 2025 EIP will remain in effect in accordance with the terms of the 2025 EIP and any applicable award agreement.
U.S. FEDERAL INCOME TAX CONSEQUENCES
The following is only a general summary of the U.S. federal income tax consequences related to certain awards that may be granted under the 2025
EIP based on the tax laws in effect on the date of this proxy statement. The federal tax laws may change, and the federal, state and local tax consequences for any participant will depend on his or her individual circumstances. This summary does not address all potential tax consequences related to awards, such as estate and gift laws, foreign taxes, and state and local taxes.
Restricted Stock, RSUs, Performance Shares and Performance Units: A participant who has been granted a restricted stock award, RSUs, performance shares or performance units under the 2025 EIP will generally recognize as taxable income the fair market value of the restricted stock,
RSUs, performance shares or performance units on the date the restricted or performance period ends over the amount, if any, paid for the shares.
We are generally entitled to a corresponding tax deduction at the same time. A participant may elect to include the value of a restricted stock award as income at the time it is granted under Section 83(b) of the Tax Code, and we will generally be eligible for a corresponding tax deduction for the same amount at that time.

2025 ONEOK, Inc. Proxy Statement	113
PROPOSAL 3: Approval of the ONEOK, Inc. 2025 Equity Incentive Plan
Nonqualified Options and SARs: A participant will not recognize taxable income upon the grant of a NQSO or SAR. The participant generally will recognize ordinary income upon exercise, in an amount equal to the difference between the exercise price or base price of the shares and the fair market value of the shares received at the time of exercise (including any shares withheld by us to satisfy tax withholding obligations). We will generally be entitled to a corresponding tax deduction for the same amount.
Incentive Stock Options: A participant will not recognize taxable income when an ISO is granted or exercised. Similarly, we are not entitled to any tax deduction at the time of grant or at the time of exercise. However, the excess of the fair market value of the covered shares over the exercise price on the date of exercise is an item of tax preference for alternative minimum tax purposes. If the participant exercises the option and holds the acquired shares for more than two years following the date of the option grant and more than one year after the date of exercise, the difference between the sale price and exercise price will be taxed as long-term capital gain or loss. Under such circumstances, we will not be entitled to any tax deduction. If the participant sells the acquired shares before the end of the two-year and one-year holding periods, the participant generally will recognize ordinary income at the time of sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option. Any additional gain will be long-term capital gain if the shares have been held for more than one year. Under such circumstances, we generally will be entitled to a corresponding tax deduction equal to the amount of ordinary income recognized by the participant.
Tax Code Section 409A: Certain awards under the 2025 EIP, depending in part on the specific terms and conditions of such awards, may be considered “nonqualified deferred compensation” subject to the requirements of Section 409A of the Tax Code, which regulates deferred compensation arrangements. If the terms and/or administration of such awards do not meet the requirements of Section 409A of the Tax Code, then the failure to do so may result in an additional 20% federal tax obligation, plus penalties and interest, for the participant. The 2025 EIP is designed such that any award subject to the requirement of Section 409A is intended to be administered accordingly, but there is no guarantee that all awards will ultimately be viewed as compliant by the Internal Revenue Service.
Tax Code Section 162(m): Section 162(m) of the Tax Code disallows a tax deduction to a publicly held company for compensation in excess of $1 million paid to any of its “covered employees,” which generally include the chief executive officer, chief financial officer and the next three most highly compensated officers. Once an employee is determined to be a covered employee under these provisions, such employee will remain a covered employee regardless of future changes to the employee’s title or compensation. The term “covered employees” will be expanded beginning with tax years after December 31, 2026 to include the company's five highest paid employees during the year (other than an employee who is already a covered employee by reason of being the chief executive officer, chief financial officer and the next three most highly compensated officers during that year).
As in prior years, while the deductibility of executive compensation for federal income tax purposes is among the factors the Executive Compensation
Committee considers when structuring our executive compensation arrangements, it is not the sole or primary factor considered this year. We retain the flexibility to authorize compensation that may not be deductible if we believe it is in our best interests.
NEW PLAN BENEFITS
The 2025 EIP will not become effective unless it is approved by the shareholders at the annual meeting. Future benefits under the 2025 EIP generally will be granted at the discretion of the Executive Compensation Committee and therefore are not currently determinable. No awards have been granted that are contingent on the approval of the 2025 EIP.
VOTE REQUIRED AND BOARD OF
DIRECTORS RECOMMENDATION
The affirmative vote of the holders of shares of our common stock representing a majority of the voting power of shareholders present online or by proxy and entitled to vote upon the proposal at the 2025 annual meeting is required for approval of this Proposal No. 3.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL NO. 3 TO APPROVE THE
2025 EIP.

114	2025 ONEOK, Inc. Proxy Statement

Approval of the ONEOK, Inc. 2025 Employee Stock Award Program

Our Board unanimously recommends a vote FOR the approval of the 2025 Employee Stock Award Program.

INTRODUCTION
We are asking our shareholders to approve the ONEOK, Inc. 2025 Employee Stock Award Program (the “2025 ESAP”) pursuant to which 700,000 shares of our common stock will be reserved for issuance under the 2025 ESAP, subject to adjustment as described below. Our Board adopted the
2025 ESAP on February 19, 2025 upon the recommendation of the Executive Compensation Committee, subject to shareholder approval at the
2025 annual meeting. If approved by a majority of the voting power of shareholders present online or by proxy and entitled to vote upon the proposal and at the 2025 annual meeting, the 2025 ESAP will become effective as of the date of such shareholder approval (the “2025 ESAP Effective Date”).
The 2025 ESAP is intended to be the successor to the ONEOK Employee Stock Award Program (the “Prior ESAP”), which terminated as of
November 7, 2024. Accordingly, we currently do not have an employee stock award program in effect.
The 2025 ESAP is designed to award our eligible employees and the eligible employees of our direct or indirect subsidiaries with one share of our common stock for no monetary consideration when certain share price benchmarks are attained as described further below. The Board believes that it is in the best interests of our shareholders to provide an incentive to our employees for their contributions toward our success as reflected in our common stock price, as well as to provide employees with the opportunity to hold an ownership interest in the company through their participation in the 2025 ESAP and thereby align their interests with those of our shareholders.
Approximately 6,300 (including 68 executive officers) employees would have been eligible to participate in the 2025 ESAP had the 2025 ESAP been in effect on March 1, 2025.
The closing price of a share of our common stock on February 28, 2025 (the last trading day prior to March 1, 2025) was $100.39.
A copy of the 2025 ESAP is attached to this proxy statement as Appendix B.
SHARES TO BE AUTHORIZED UNDER
THE PROGRAM
Subject to adjustment as described below, if approved, the aggregate number of shares of our common stock that will be reserved for issuance under the 2025 ESAP will be 700,000 shares.
We believe that approval of the 2025 ESAP, including the number of shares requested, will give us flexibility to continue to issue shares to eligible employees for approximately ten years in amounts determined in accordance with the 2025 ESAP. This time period is an estimate. The actual rate at which we use shares under the 2025 ESAP may be more or less than our anticipated future usage and will depend upon various unknown factors, such as the future price of our common stock, issuance levels and the number of employees. Additionally, as the issuance of shares under the 2025
ESAP is dependent upon the achievement of certain share price benchmarks, our ability to predict share usage under the 2025 ESAP is limited, as prediction with respect to future share price performance is entirely speculative.
In recommending the number of shares to be reserved for issuance under the 2025 ESAP to the Board, the Executive Compensation Committee
considered our historical share prices, proxy advisory firm policies and anticipated shareholder reaction. The Executive Compensation Committee and the Board also considered the advice of Meridian Compensation Partners, the Executive Compensation Committee’s independent compensation consultant.

2025 ONEOK, Inc. Proxy Statement	115
PROPOSAL 4: Approval of ONEOK, Inc. 2025 Employee Stock Award Program
SUMMARY OF THE 2025 ESAP
The following is a summary of the principal features of the 2025 ESAP. This summary, however, is not intended to be a complete description of all the provisions of the 2025 ESAP and is qualified in its entirety by the full text of the 2025 ESAP, a copy of which is attached to this proxy statement as Appendix B.
Administration: The Board or Executive Compensation Committee will administer the 2025 ESAP and have discretion to make determinations with respect to the 2025 ESAP. However, the Board will make all decisions to grant awards under the 2025 ESAP.
The Board or Executive Compensation Committee may delegate administrative duties (but not decisions with respect to grant of awards) to any one or more of its members or to members of management.
Shares Subject to the 2025 ESAP: If approved, the number of shares of our common stock that will be reserved for issuance under the 2025 ESAP is 700,000 shares of common stock, subject to adjustment as described below. When the shares available for issuance under the 2025 ESAP are no longer sufficient to ensure that all eligible employees will receive one share of our common stock on a particular Benchmark Date (as defined below), no further shares will be issued under the 2025 ESAP. If the 2025 ESAP is approved by shareholders, the number of shares available for issuance under the 2025 ESAP will represent less than 1% of our issued and outstanding shares as of March 1, 2025. See the Dilution Analysis in Proposal
No. 3 above.
Shares of our common stock may be issued under the 2025 ESAP from our authorized but unissued shares, treasury shares, shares we purchase on the open market, or any combination of the above.
In the event of any merger, amalgamation, reorganization, consolidation, recapitalization, reclassification, stock dividend, bonus issues, extraordinary cash dividend, stock split, reverse stock split, share consolidation or subdivision, spin-off, split-off or similar transaction or other change in corporate structure affecting our common stock, the Board or Executive Compensation Committee will make adjustments and other substitutions as the Board or Executive Compensation Committee deems equitable or appropriate, including, without limitation, the following: (i) equitably adjust the number and kind of shares available for issuance under the 2025 ESAP to reflect the impact of the event; and (ii) for purposes of determining whether a
Benchmark Date has occurred, equitably adjust the applicable price threshold and the closing price to reflect the event. Upon the occurrence of such an event, the incremental threshold that triggers a Benchmark Date and the issuance of additional shares under the 2025 ESAP pursuant to the automatic awards will remain one dollar. The Board or Executive Compensation Committee also have the authority to make any other adjustments it deems appropriate in the event of changes affecting our common stock.
Share Issuances under the 2025 ESAP: The 2025 ESAP provides for the issuance to all eligible employees of one share of our common stock (or more in the case of discretionary awards as described further below) for no consideration under certain circumstances.
We will make an initial share issuance when, on or following the 2025 ESAP Effective Date, the per share closing price of our common stock on the
NYSE attains the next whole one dollar increment above the all-time highest closing price of our common stock on the NYSE before the 2025 ESAP
Effective Date (the “Base Share Price”). The date on which such share price is attained is referred to as the “Initial Benchmark Date.” Subsequently, we will issue one additional share of our common stock, for no consideration, to all eligible employees when the per share closing price of our common stock on the NYSE is for the first time at or above each one dollar increment above the Base Share Price. Each such date, together with the
Initial Benchmark Date and any benchmark date for a discretionary award as described below, is referred to as a “Benchmark Date”. Each eligible employee will be awarded one share of our common stock based on the achievement of each price threshold on each Benchmark Date, except for discretionary awards, in which case eligible employees will be awarded one share of our common stock for the attainment of each specified price threshold.
The “closing price” is the last sale price, regular way, of our common stock as reported on the principal consolidated transaction system with respect to securities listed or admitted to trading on the NYSE.
The Board may issue additional shares of our common stock under the 2025 ESAP to eligible employees in its sole discretion if the Board determines that the closing price of our common stock has attained one or more specified price thresholds at or before the date of the award and the circumstances warrant an issuance of additional shares. If the Board so determines, eligible employees will each be awarded, for no monetary consideration, one additional share of our common stock based on the attainment of each such price threshold at such time as the Board deems appropriate. The Benchmark Date for purposes of any discretionary awards is the date, on or after the 2025 ESAP Effective Date, on which the
Board approves the discretionary awards.
The shares of our common stock issued under the 2025 ESAP will be issued by our transfer agent, Equiniti Trust Company, LLC (“EQ”), and will be deposited to each employee’s account at EQ in book entry form within a reasonable time after each Benchmark Date.

116	2025 ONEOK, Inc. Proxy Statement
PROPOSAL 4: Approval of ONEOK, Inc. 2025 Employee Stock Award Program
Eligibility and Participation: Eligible employees under the 2025 ESAP are active, full-time U.S. employees of ours and our direct and indirect subsidiaries, as well as any full-time U.S. employees of ours and our direct and indirect subsidiaries who are on short-term disability, as of the
Eligibility Date (as defined below) for each issuance under the 2025 ESAP. Only employees working in the U.S. are eligible for the 2025 ESAP. The
Eligibility Date is the applicable Benchmark Date of each issuance of our common stock under the 2025 ESAP.
Shareholder Rights: Employees will not have any shareholder rights with respect to the shares issuable under the 2025 ESAP until the shares are actually issued and the employees become the holders of record of such shares. Employees holding shares issued under the 2025 ESAP will have the same voting rights as all other holders of our common stock.
Dividends: Employees holding shares issued under the 2025 ESAP will receive any dividends with respect to such shares when dividends are paid as declared by the Board.
Disposition of Shares Issued: Eligible employees who are issued shares of our common stock under the 2025 ESAP will be able to sell the shares after they are issued, subject to the terms of any applicable stock ownership guidelines, the ONEOK Securities/Insider Trading Policy, any applicable blackout periods, and resale restrictions arising pursuant to the Securities Act of 1933, as amended.
Certain Other Limitations: Employees holding shares issued under the 2025 ESAP will not be able to transfer such shares into our 401(k) plan,
Employee Stock Purchase Plan, or other plan.
All shares of our common stock issued under the 2025 ESAP will be subject to the terms of any applicable clawback policies approved by the Board or the Executive Compensation Committee, as in effect from time to time, whether approved before or after the date of issuance of shares of our common stock under the 2025 ESAP. See "Clawback Policy" above at page 90.
Amendment and Termination: The 2025 ESAP will terminate on the day immediately before the tenth anniversary of the 2025 ESAP Effective
Date, if not sooner terminated as described below. We reserve the right to, at any earlier date, terminate, suspend or modify the 2025 ESAP, in whole or in part, at any time, by action of the Board unless shareholder approval is required by law or regulation or under the NYSE rules, which generally require shareholder approval for material plan changes, including increasing the number of shares authorized for issuance and materially modifying participation requirements. If approved, the 2025 ESAP will continue in effect until terminated in accordance with its terms.
U.S. FEDERAL INCOME TAX CONSEQUENCES
The following is only a general summary of the U.S. federal income tax consequences related to the awards that may be granted under the 2025
ESAP based on the tax laws in effect on the date of this proxy statement. The federal tax laws may change, and the federal, state and local tax consequences for any participant will depend on his or her individual circumstances. This summary does not address all potential tax consequences related to awards, such as estate and gift laws, foreign taxes, and state and local taxes.
The fair market value of a share of stock issued to an employee under the 2025 ESAP is treated as taxable compensation income realized by the employee at the time the employee receives the share. This amount will be subject to withholding of income tax and employment taxes (Social
Security and Medicare). The company will generally be entitled to a deduction for federal income tax purposes at the time such compensation income is realized by the employee, in an amount equal to the income realized by the employee.
The shares of our common stock awarded under the 2025 ESAP generally will be considered a capital asset for tax purposes. The basis for determining gain or loss on any sale of the stock will be the amount the employee includes in gross income at the time the employee receives the stock.
If the employee holds the stock for one year or less after it is received, gain or loss on its sale generally will be short-term gain or loss. If the employee holds the stock for more than one year after it is received, gain or loss from its sale generally will be long-term capital gain or loss.
Tax Code Section 162(m)
Section 162(m) of the Tax Code disallows a tax deduction to a publicly held company for compensation in excess of $1 million paid to any of its
“covered employees,” which generally include the chief executive officer, chief financial officer and the next three most highly compensated officers.
Once an employee is determined to be a covered employee under these provisions, such employee will remain a covered employee regardless of future changes to the employee’s title or compensation. The term “covered employees” will be expanded beginning with tax years after December
31, 2026 to include the company's five highest paid employees during the year (other than an employee who is already a covered employee by reason of being the chief executive officer, chief financial officer and the next three most highly compensated officers during that year).
As in prior years, while the deductibility of executive compensation for federal income tax purposes is among the factors the Executive Compensation
Committee considers when structuring our executive compensation arrangements, it is not the sole or primary factor considered this year. We retain the flexibility to authorize compensation that may not be deductible if we believe it is in our best interests.

2025 ONEOK, Inc. Proxy Statement	117
PROPOSAL 4: Approval of ONEOK, Inc. 2025 Employee Stock Award Program
NEW PLAN BENEFITS
The 2025 ESAP will not become effective unless it is approved by the shareholders at the annual meeting, and no shares have been issued under the 2025 ESAP subject to shareholder approval. Awards under the 2025 ESAP will not be made until the Base Share Price is attained or as otherwise determined by the Board in its sole discretion. Therefore, the benefits or amounts that will be received by eligible employees under the
2025 ESAP are not currently determinable. No awards have been granted that are contingent on the approval of the 2025 ESAP.
VOTE REQUIRED AND BOARD OF
DIRECTORS RECOMMENDATION
The affirmative vote of the holders of shares of our common stock representing a majority of the voting power of shareholders present online or by proxy and entitled to vote on the proposal and at the 2025 annual meeting is required for approval of this Proposal No. 4.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL NO. 4 TO APPROVE THE
2025 ESAP.

118	2025 ONEOK, Inc. Proxy Statement

Advisory Vote on Executive Compensation

Our Board unanimously recommends a vote FOR the approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the related narrative discussion.

INTRODUCTION
The Dodd-Frank Act added provisions to Section 14A of the Exchange Act to provide that a public company’s proxy statement in connection with the company’s annual meeting of shareholders must, at least once every three years, allow shareholders to cast a non-binding, advisory “say-on-pay”
vote regarding the compensation of the company’s named executive officers as disclosed pursuant to Item 402 of Securities and Exchange
Commission Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion. Section 14A of the Exchange Act, as amended by the Dodd-Frank Act, also requires us, not less frequently than once every six years, to provide our shareholders the opportunity to vote, on a non-binding advisory basis, on the frequency with which we will submit to shareholders a “say-on-pay” advisory vote.
At our 2023 annual meeting of shareholders, a substantial majority of our shareholders voted for an annual say-on-pay vote. Based on these results, we have provided our shareholders with an annual, non-binding, advisory say-on-pay vote on executive compensation. Unless the Board modifies its determination on the frequency of future say-on-pay advisory votes, our next advisory say-on-pay vote is expected to occur at our 2026 annual meeting of shareholders.
OUR EXECUTIVE COMPENSATION PROGRAM
As described in the Compensation Discussion and Analysis section of this proxy statement and the compensation tables and narrative discussion set forth above, our executive compensation program is based on our pay-for-performance philosophy and is designed with the following goals in mind:
•Pay-for-Performance: to align the interests of our executive officers with the interests of our shareholders;
•Compensation Aligned with Business Strategies: to attract, retain and motivate highly talented executives who are critical to the successful implementation of our strategic plan;
•Pay Equity: to pay our executives fairly relative to one another and to our industry peers based on their responsibilities, experience and performance; and
•Compensation Governance Best Practices: to implement sound governance practices by implementing executive compensation best practices and policies.
Our Executive Compensation Committee regularly reviews the compensation program for our named executive officers to assess its effectiveness in delivering on these goals.
Examples of how the various elements of our compensation program for our named executive officers are linked to company performance and are designed to achieve the goals set forth above include:
•At-Risk Pay: a substantial portion of our named executive officers’ compensation is “variable” or “at-risk” incentive compensation, meaning that it is tied to our performance relative to various short-term and long-term objectives, which are based on a number of financial and operational goals;
•Awards are Capped: awards to each named executive officer are subject to fixed maximums established by our Executive
Compensation Committee;
•Multiple Performance Measures: short-term incentive awards are based on a review of a variety of indicators of performance, rather than any single indicator of performance;

2025 ONEOK, Inc. Proxy Statement	119
PROPOSAL 5: Advisory Vote on Executive Compensation
•Prudent Risk Management: short- and long-term incentive awards are not tied to formulas that could focus our named executive officers on specific short-term outcomes;
•Executive Compensation Committee Assessment: the Executive Compensation Committee approves the final annual incentive plan awards after review and confirmation of executive, operating and financial performance;
•Clawbacks: short-term cash and long-term equity incentive awards are subject to our Compensation Recoupment Policy and discretionary clawback provisions;
•Long-Term Performance Period: for named executive officers, a significant portion of incentive award value is delivered in the form of our stock-
based compensation that vests over multiple years;
•Majority Performance-Based Equity: for executive officers, approximately 80% of long-term, stock-based incentive amounts are in the form of performance units; and
•Robust Share-Ownership Guidelines: executive officers are subject to our share-ownership guidelines.
For additional information on the compensation program for our named executive officers, including specific information about compensation in fiscal year 2024, please read “Executive Compensation Discussion and Analysis,” along with the subsequent tables and narrative descriptions, beginning on page 73.
Following our 2024 annual meeting of shareholders, the Executive Compensation Committee considered the affirmative vote by 95.4% of our shareholders who voted on our executive compensation, including abstentions, at our 2024 annual meeting of shareholders and determined to continue to apply the same principles the Committee has used historically in determining the nature and amount of executive compensation.
For the reasons discussed above, the Board recommends that shareholders vote in favor of the following resolution:
“RESOLVED, that the shareholders hereby approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in the company’s proxy statement for the 2025 annual meeting of shareholders pursuant to Item 402 of Regulation S-K, including the Compensation
Discussion and Analysis, compensation tables and narrative discussion.”
VOTE REQUIRED AND BOARD OF
DIRECTORS RECOMMENDATION
This vote is advisory and will not be binding on the company, our Board or our Executive Compensation Committee. Our Board and our Executive
Compensation Committee value the opinions of our shareholders and, to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns, and the Executive Compensation Committee will evaluate whether any actions are necessary to address those concerns.
In accordance with our By-laws, approval of this proposal requires the affirmative vote of a majority of the voting power of the shareholders present online or by proxy and entitled to vote on this proposal at the meeting. Abstentions will have the same effect as votes against this proposal and broker non-votes do not count as entitled to vote for purposes of determining the outcome of the vote on this proposal.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE APPROVAL OF THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING THE
COMPENSATION DISCUSSION AND ANALYSIS, THE COMPENSATION TABLES AND THE RELATED NARRATIVE DISCUSSION.

120	2025 ONEOK, Inc. Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information concerning our equity compensation plans as of December 31, 2024.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(3) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities in Column (a)) (c)
Equity compensation plans approved by security holders(1)	2,708,539.00	-	4,693,537
Equity compensation plans not approved by security holders(2)	271,034.00	$100.40	-
Total	2,979,573.00	$100.40	4,693,537
(1)Column (a) includes shares granted under our Employee Stock Purchase Plan, the Prior ESAP (which terminated as of November 7, 2024) and restricted stock unit awards and performance unit awards granted under our former Equity Compensation Plan, as amended and restated, dated as of December 18, 2008, the
2018 EIP and the assumed former Magellan Long Term Incentive Plan. For a brief description of the material features of these plans, see Note L of the Notes to
Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. Column (c) includes 1,459,223 and
3,234,314 shares available for future issuance under our Employee Stock Purchase Plan and 2018 EIP, respectively.
(2)Includes our Deferred Compensation Plan for Non-Employee Directors. For a brief description of the material features of this plan, see Note L of the Notes to
Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.
(3)There is no exercise price associated with restrictive stock unit awards and performance unit awards. Compensation deferred into our common stock under our Deferred Compensation Plan for Non-Employee Directors is distributed to participants at fair market value on the date of distribution. The price used for these plans to calculate the weighted-average exercise price in the table is $100.40, which represents the 2024 year-end closing price of our common stock on the NYSE.

2025 ONEOK, Inc. Proxy Statement	121

RELATED-PERSON TRANSACTIONS

Our Board recognizes that transactions in which we participate and in which a related person (executive officer, director, director nominee, 5% or greater shareholder, and immediate family members of any of the foregoing) has a direct or indirect material interest can present potential or actual conflicts of interest. These transactions can also create the appearance that company decisions are based on considerations other than the best interests of the company and its shareholders.
Accordingly, as a general matter, it is our preference to avoid related-person transactions. Nevertheless, we recognize that there are situations in which related-person transactions may be in, or not inconsistent with, the best interests of the company and its shareholders including, but not limited to, situations in which we provide products or services to related persons on an arm’s length basis and on terms comparable with those provided to unrelated third parties.
In the event we propose to enter into a transaction in which an executive officer (other than an employment relationship), director (other than compensation arrangements for service on our Board provided to each director), director nominee, 5% or greater shareholder, or an immediate family member of any of the foregoing has a direct or indirect material interest, the proposed transaction is presented to our Audit Committee and, if warranted, our Board, for review to determine if the transaction creates a conflict of interest and, if so, whether it is otherwise fair to the company. In determining whether a particular transaction creates a conflict of interest and, if so, is fair to the company, our Audit Committee and, if warranted, our
Board, consider the specific facts and circumstances applicable to each such transaction, including: the parties to the transaction, their relationship to the company and the nature of their interest in the transaction; the nature of the transaction; the aggregate value of the transaction; the length of the transaction; whether the transaction occurs in the normal course of our business; the benefits to our company provided by the transaction; if applicable, the availability of other sources of comparable products or services; and, if applicable, whether the terms of the transaction, including price or other consideration, are the same or substantially the same as those available to the company if the transaction were entered into with an unrelated party.
We require each executive officer and director to annually provide us a written disclosure of any transaction in which we participate and in which the officer or director or any of his or her immediate family members has a direct or indirect material interest. Our Corporate Governance Committee reviews these disclosures of related-party transactions in connection with its annual review of director independence. These procedures are not in writing but are documented through the meeting agendas and minutes of our Audit and Corporate Governance Committees.
The following is required to be disclosed by Securities and Exchange Commission regulations regarding transactions with related persons:
Charles M. Kelley II, son of Charles M. Kelley, our Senior Vice President, Natural Gas Pipelines, is employed by us as an Account Director and his total compensation during 2024 was in excess of $120,000.

122	2025 ONEOK, Inc. Proxy Statement

PAY VERSUS PERFORMANCE DISCLOSURE

The following table sets forth information regarding the relationship between compensation actually paid to our named executive officers, as defined in the Securities and Exchange Commission rules, and the financial performance of the company.

Year	Summary Compensation Table Total for Terry K. Spencer (2)	Compensation Actually Paid to Terry K. Spencer (1),(2)	Summary Compensation Table Total for Pierce H. Norton II (3)	Compensation Actually Paid to Pierce H. Norton II (1),(2)	Average Summary Compensation Table Total for Non-PEO NEOs (4)	Average Compensation Actually Paid to Non-PEO NEOs (1),(4)	Value of Initial Fixed $100 Investment Based on:		Net Income	Earnings Per Share (7)
							Total Shareholder Return (5)	Peer Group Total Shareholder Return (5),(6)
2024	$—	$—	$13,237,333	$20,978,410	$4,612,550	$6,946,295	$188.65	$177.30	$3,112,495,133	$5.17
2023	$—	$—	$9,547,574	$6,585,820	$3,650,976	$2,575,822	$125.62	$167.71	$2,658,934,437	$5.48
2022	$—	$—	$8,139,024	$7,369,578	$3,040,323	$1,844,648	$111.01	$169.96	$1,722,221,246	$3.84
2021	$9,287,113	$5,136,261	$7,246,578	$8,150,397	$3,163,660	$5,392,850	$93.37	$102.56	$1,499,706,012	$3.35
2020	$10,143,927	$(5,589,662)	$—	$—	$2,525,762	$(1,426,729)	$56.64	$66.32	$612,808,674	$1.42
(1)The following table sets forth amounts that were deducted from, and added to, the Summary Compensation Table total compensation amounts to calculate the compensation actually paid amounts.

	2024
Description	Pierce H. Norton II	Non-PEO NEO Average
Deduction for Grant-Date Fair Value of stock awards granted during covered year reported under the “Stock Awards” column of the Summary Compensation Table	$(9,081,124)	$(2,470,639)
Increase for year-end fair value of equity awards granted during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year (b),(c)	$12,348,710	$3,357,280
Increase for vesting date fair value of awards that are granted and vest in the same covered fiscal year(c)	$—	$—
Increase/deduction for change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value of awards granted in prior years that are outstanding and unvested as of the end of the covered fiscal year (b),(c)	$3,859,147	$1,389,316
Increase/deduction for change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in prior years that vest in the covered fiscal year (b),(c)	$614,344	$84,250
Deduction for the fair value amount at the end of the prior fiscal year for awards granted in prior years that fail to meet the applicable vesting conditions during the covered fiscal year (b),(c)	$—	$—
Deduction for change in actuarial present value reported under the “Change in Pension Value” column of the Summary Compensation Table for applicable fiscal year	$—	$(67,253)
Increase for actuarially determined service cost for pension plans (a)	$—	$40,791
Total Adjustments	$7,741,077	$2,333,745
Though 2022 and 2023 are not covered years in the pay versus performance adjustments, year-end Monte Carlo valuations were used for the outstanding 2022,
2023 and 2024 PSU awards to calculate their change in fair value during 2024.
For PSUs granted February 23, 2022, the risk-free interest rate used in the fair value valuation adjustments was 4.38% for December 31, 2022, 4.71% for
December 31, 2023, and 4.39% for December 31, 2024. In comparison, the risk-free interest rate used at the time of grant for all outstanding 2022 NEO PSUs was
1.78%. The historical stock price volatility used in the fair value valuation adjustments was 35.2%, based on 2.15-years, historical price data as of December 31,
2022, 25.38%, based on 1.15-years historical price data as of December 31, 2023, and 28.93%, based on 0.15-years historical price data as of December 31,
2024. In comparison, the annualized 3-year historical volatility used at the time of grant for all outstanding 2021 NEO PSUs was 61.1%.

2025 ONEOK, Inc. Proxy Statement	123
Pay Versus Performance Disclosure
For PSUs granted February 22, 2023, the risk-free interest rate used in the fair value valuation adjustments was 4.20% for December 31, 2023, and 4.17% for
December 31, 2024. The historical stock price volatility used in the fair value valuation adjustments was 29.87%, based on 2.15-years historical price data as of
December 31, 2023, and 20.80%, based on 1.14-years historical price data as of December 31, 2024. In comparison, the risk-free interest rate and the annualized
3-year historical volatility used at the time of grant for all outstanding 2023 NEO PSUs were 4.43% and 63.3%, respectively.
For PSUs granted February 21, 2024, the risk-free interest rate used in the fair value valuation adjustment was 4.25% and the historical stock price volatility used in the fair value valuation adjustments was 22.82%, based on 2.0-years historical price data as of December 31, 2024. In comparison, the risk-free interest rate and the annualized 3-year historical volatility used at the time of grant for all outstanding 2024 NEO PSUs were 4.46% and 29%, respectively.
(a)Includes service cost for pension and SERP retirement plans. There was no prior service cost.
(b)Dividend equivalents are accrued in the form of restricted units or performance units, as applicable, over the term of the vesting period and are paid when the awards vest. Dividends (and corresponding dividend equivalents) are reflected in the fair value of the applicable award.
(c)Fair value is calculated pursuant to ASC Topic 718.
(2)Mr. Spencer retired as our President and Chief Executive Officer, effective June 28, 2021, and retired as an advisor to the President and Chief Executive Officer and from the Board, effective September 30, 2021.
(3)Mr. Norton was appointed by the Board as Mr. Spencer’s successor, effective June 28, 2021.
(4)Our named executive officers whose compensation amounts are included in the Non-PEO average are Walter S. Hulse, III, Kevin L. Burdick, Sheridan C. Swords
and Robert F. Martinovich for 2020, 2021 and 2022. For 2023, the named executive officers included in the Non-PEO average are Walter S. Hulse, III, Kevin L.
Burdick, Sheridan C. Swords, Charles M. Kelley, and Stephen B. Allen. For 2024, the named executive officers included in the Non-PEO average are Walter S.
Hulse, III, Kevin L. Burdick, Sheridan C. Swords, and Lyndon C. Taylor.
(5)TSR is calculated from December 31, 2019 to the end of the applicable fiscal year.
(6)Peer Group TSR is the S&P 500 Energy Index: We replaced the Alerian Midstream Energy Select Index with the S&P 500 Energy Index as it is more relevant to our business subsequent to the Magellan acquisition. The S&P 500 Energy Index is a subindex of the S&P 500 that includes those companies classified as members of the energy sector. The graph below includes both peer groups for comparison purposes through FY 2024.
(7)In accordance with Securities and Exchange Commission rules, we are required to include in the "Pay versus Performance" table the "most important" financial performance measure (as determined by the company) used to link compensation actually paid to our NEOs to company performance. The company determined diluted EPS meets this requirement. Diluted EPS is as reflected in our 2024 annual report to shareholders (which includes our Annual Report on Form 10-K for the year ended December 31, 2024).
The following graph reflects the relationship between compensation actually paid and our cumulative TSR. (TSR reflects the value of a $100 investment in ONEOK common stock on December 31, 2019 and assumes reinvestment of dividends).
COMPENSATION ACTUALLY PAID VERSUS TOTAL SHAREHOLDER RETURN:

Non-PEO NEO Average	Terry K. Spencer	Pierce H. Norton II
S&P 500 Energy Index	Total Shareholder Return	Alerian Midstream Energy Select Index

124	2025 ONEOK, Inc. Proxy Statement
Pay Versus Performance Disclosure
The following graph reflects the relationship between compensation actually paid and net income.
COMPENSATION ACTUALLY PAID VERSUS NET INCOME:

Non-PEO NEO Average	Terry K. Spencer	Pierce H. Norton II	Net Income
The following graph reflects the relationship between compensation actually paid and Earnings per Share.
COMPENSATION ACTUALLY PAID VERSUS EARNINGS PER SHARE:

Non-PEO NEO Average	Terry K. Spencer	Pierce H. Norton II	Earnings Per Share
PAY VERSUS PERFORMANCE TABULAR LIST
OF MOST IMPORTANT FINANCIAL
PERFORMANCE MEASURES
We believe the following performance measures represent the most important performance measures used by us to link compensation actually paid to our named executive officers for the fiscal year ended December 31, 2024:
•Earnings Per Share
•Return on Invested Capital
•Relative TSR Percentile

2025 ONEOK, Inc. Proxy Statement	125

SHAREHOLDER PROPOSALS

Our By-laws and the rules of the Securities and Exchange Commission provide when we must include a shareholder’s proposal in our proxy statement and identify the proposal in our form of proxy when we hold an annual or special meeting of shareholders.
Proposals that shareholders would like to submit for inclusion in our proxy statement for our 2026 annual meeting of shareholders pursuant to
Rule 14a-8 under the Exchange Act should be received in writing by our corporate secretary at our principal executive offices no later than
December 3, 2025. Only those shareholder proposals eligible for inclusion under Rule 14a-8 will be included in our proxy statement.
If a shareholder desires to present a proposal, other than the nomination of directors at our 2026 annual meeting, outside the process provided by
Rule 14a-8, the shareholder must follow the procedures set forth in our By-laws. Our By-laws generally provide that a shareholder may present a proposal at an annual meeting if (i) the shareholder is a shareholder of record at the time the shareholder gives written notice of the proposal and is entitled to vote at the meeting and (ii) the shareholder gives timely written notice of the proposal, including any information regarding the proposal required under our By-laws, to our corporate secretary. To be timely for our 2026 annual meeting, a shareholder’s notice must be delivered to, or mailed and received at, our principal executive offices no later than December 3, 2025, and no sooner than November 3, 2025. Please see “Director
Nominations” for information about director nominations, including director nominees via proxy access.
Any notice of director nomination submitted to the company other than through proxy access must include the additional information required by
Rule 14a-19(b) under the Exchange Act.

ANNUAL REPORT ON FORM 10-K

Our 2024 annual report to shareholders (which includes our Annual Report on Form 10-K for the year ended December 31, 2024) is available on our corporate website at www.oneok.com. We will provide, without charge, on the written request of any person solicited hereby, a copy of our
Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the year ended December 31, 2024. Written requests should be mailed to Patrick W. Cipolla, Secretary, ONEOK, Inc., 100 West Fifth Street, Tulsa, Oklahoma 74103.

OTHER MATTERS

So far as is now known to us, there is no business other than that described in this proxy statement above to be presented to the shareholders for action at the annual meeting. Should other business come before the annual meeting, votes may be cast pursuant to proxies with respect to any such business in the best judgment of the persons acting under the proxies.
Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the annual meeting, no business can be transacted. Therefore, please authorize a proxy electronically via the internet, by telephone, or by mail.
Please act promptly to ensure that you will be represented at this important meeting.
By order of the Board of Directors,
Patrick W. Cipolla
Secretary
Tulsa, Oklahoma
April 2, 2025

126	2025 ONEOK, Inc. Proxy Statement

APPENDIX A

ONEOK, INC.
2025 EQUITY INCENTIVE PLAN
Article 1.Establishment, Purpose
1.1.Establishment of the Plan. ONEOK, Inc. hereby establishes the ONEOK, Inc. 2025 Equity Incentive Plan (the “Plan”), effective as of the date of approval by the Company’s shareholders (“Effective Date”).  Except as otherwise indicated, capitalized terms are defined in Article
16 below.
1.2.Purposes of the Plan. The purposes of the Plan are to (i) attract, retain and motivate and reward key employees and non-
employee Directors; (ii) compensate them for their contributions to the growth and profitability of the Company; (iii) encourage ownership of Common
Stock in order to align their interests with those of shareholders; and (iv) promote the sustained long-term performance of the Company and the creation of shareholder value. The Plan seeks to achieve these purposes by providing for discretionary long term incentive Awards in the form of
Restricted Stock Units, Restricted Stock, Performance Units, Performance Shares, Options, Stock Appreciation Rights and other stock or cash awards.
The Plan is intended to replace the ONEOK, Inc. 2018 Equity Incentive Plan (“2018 Plan”). No additional awards will be granted under the 2018 Plan on or after the Effective Date. Outstanding Awards under the 2018 Plan as of the Effective Date, including deferred awards, shall remain in effect in accordance with the terms of the 2018 Plan and any applicable Award Agreement (and, if applicable, deferred compensation plan).
Article 2.Administration
2.1.The Committee. The Plan shall be administered by the Committee. The Committee shall be comprised solely of Directors who are: (a) “non-employee directors” as contemplated by Rule 16b-3 under the Exchange Act; and (b) “independent directors” as contemplated by
Section 303A.02 of the New York Stock Exchange Listed Company Manual.
2.2.Authority of the Committee. Subject to the terms and conditions of the Plan, the Committee shall have full power and discretionary authority to:
(a)designate the Participants;
(b)determine the size and types of Awards;
(c)approve forms of Award Agreements for use under the Plan;
(d)determine the terms and conditions of each Award, including without limitation, and to the extent applicable, the
Exercise Price, the Exercise Period, vesting conditions, Performance Goals, Performance Periods, any vesting acceleration, waiver of forfeiture restrictions, and any other term or condition regarding any Award or its related Shares (including subjecting the Award or its related Shares to compliance with restrictive covenants);
(e)accelerate at any time the exercisability or vesting of all or any portion of any Award;
(f)construe and interpret the Plan and any agreement or instrument entered into pursuant to the Plan;
(g)establish, amend or waive rules and regulations for the Plan’s administration;
(h)amend the terms and conditions of any outstanding Award and any instrument or agreement relating to an Award
(subject to the provisions of Article 15 and Section 7.6);
(i)delay the issuance of Shares or suspend a Participant’s right to exercise an Award as deemed necessary to comply with applicable laws;

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(j)determine the duration and purposes of leaves of absence that may be granted to a Participant without constituting termination of his or her employment or service for Plan purposes;
(k)authorize any person to execute, on behalf of the Company, any agreement or instrument required to carry out the
Plan purposes;
(l)correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award, or any instrument or agreement relating to an Award, in the manner and to the extent it shall deem desirable to carry the Plan into effect;
(m)make any and all determinations which it determines to be necessary or advisable for the Plan administration; and
(n)approve any transaction involving an Award under the Plan for a Section 16 Person so as to exempt such transaction under SEC Rule 16b-3; provided, that any transaction under the Plan involving a Section 16 Person also may be approved by the Board of Directors, or may be approved or ratified by the shareholders of the Company, in the manner that exempts such transaction under SEC
Rule 16b-3.
2.3.Delegation. Except to the extent prohibited by applicable law or the applicable rules and regulations of the New York Stock
Exchange or any domestic securities exchange or inter-dealer quotation system on which the Shares are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to the Company’s Benefit Plan Administration Committee or the Company’s Chief Executive Officer pursuant to a duly adopted resolution or a memorandum of action signed by all members of the Committee or approved via electronic transmission. The Committee may, at any time, revoke any such allocation or delegation. All actions taken by the Company’s Benefit Plan Administration Committee or the Company’s Chief
Executive Officer pursuant to a valid delegation shall have the same legal effect and shall be entitled to the same deference as if taken by the
Committee itself. Notwithstanding the foregoing, neither the Company’s Benefit Plan Administration Committee nor the Company’s Chief Executive
Officer shall have the right to grant Awards to persons who are subject to Section 16 of the Exchange Act.
2.4.Decisions Binding. All determinations and decisions made by the Committee pursuant to the Plan and all related Board decisions and actions shall be final, conclusive and binding on all persons interested in the Plan or an Award. The Committee shall consider such factors as it deems relevant to making its decisions, determinations and interpretations including, without limitation, the recommendations or advice of any Director, officer or employee of the Company or a Subsidiary and such agents, attorneys, consultants and accountants as it may select. The
Committee’s determinations under the Plan need not be the same for all persons. A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award in accordance with Article 13, and only on the grounds that such decision or action was arbitrary or capricious or was unlawful.
2.5.Limitation of Liability. Members of the Board of Directors, members of the Committee or any person to whom authority was delegated in accordance with Section 2.3 above shall, when acting under this Plan, be fully protected in relying in good faith upon the advice furnished by the Company’s officers, agents, attorneys, consultants and accountants and any other party deemed necessary or appropriate and shall incur no liability except for gross or willful misconduct in the performance of their duties.
2.6.Action by the Board. Notwithstanding anything in the Plan to the contrary, any authority or responsibility, which, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board.
Article 3.Shares Subject to the Plan
3.1.Number of Shares. Subject to adjustment as provided in Section 3.3 below, the aggregate number of Shares that may be issued or delivered under the Plan shall not exceed  16,870,000 Shares, plus 2,279,829 Shares, which is the number of Shares reserved for issuance under the 2018 Plan that remained available for awards under the 2018 Plan as of March 1, 2025 and which shall be reduced by the number of Shares underlying any grants made under the 2018 Plan after March 1, 2025 and before the Effective Date.  In addition, as described below, any Shares subject to an outstanding award under the 2018 Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares, or is settled in cash, shall be available for new Awards under this Plan, subject to adjustment as provided in Section 3.3 below.  Shares issued under the Plan may consist, in whole or in part, of authorized but unissued Shares, treasury Shares or Shares reacquired by the Company in any manner, or a combination thereof.
3.2.Share Counting. The number of Shares remaining available for issuance as of any point in time shall be reduced by the number of Shares subject to outstanding Awards and, for Awards that are not denominated by Shares, by the number of Shares actually delivered upon settlement or payment of an Award on or after the Effective Date. Notwithstanding anything in the Plan to the contrary, Shares subject to an
Award under this Plan or under the 2018 Plan will again be available for grant and issuance pursuant to the Plan to the extent the relevant Awards:
(a) terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of Shares or (b) are settled in cash in lieu of Shares. Shares subject to an Award may not again be made available for grant and issuance pursuant to the Plan if such Shares are: (w) subject to an Option or a stock-settled SAR and were not issued upon the net settlement or net exercise of such Option or SAR, (x) delivered to, or withheld by, the Company to pay the Exercise Price or the withholding taxes due with respect to an Option or SAR, (y) withheld by the Company to cover taxes incurred in connection with other stock-settled Awards, or (z) repurchased on the open market with the proceeds of an Option exercise. To the extent not

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prohibited by applicable law, rule or regulation, Shares delivered or deliverable in connection with any Substitute Award shall not reduce the number of Shares authorized for grant pursuant to Section 3.1 above.
3.3.Adjustments in Authorized Shares and Awards. In the event of any merger, amalgamation, reorganization, consolidation, recapitalization, reclassification, stock dividend, bonus issues, extraordinary cash dividend, stock split, reverse stock split, share consolidation or subdivision, spin-off, split-off or similar transaction or other change in corporate structure affecting the Shares, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee deems equitable or appropriate, including, without limitation, such adjustments in the aggregate number, class and kind of securities that may be delivered, in the aggregate or to any Participant, in the number, class, kind and option or Exercise Price of securities subject to outstanding Awards as the Committee may determine to be appropriate; provided, however, that the number of Shares subject to any Award shall always be a whole number and further provided that in no event may any change be made to an ISO which would constitute a modification within the meaning of Code Section 424(h)(3). Moreover, notwithstanding anything in the Plan to the contrary, an adjustment to an Award may not be made in a manner that would result in adverse tax consequences under Section 409A.
Article 4.Eligibility
The Committee may select any Employee or Director to receive an Award; provided, however, that ISOs shall only be granted to
Employees in accordance with Code Section 422 and Directors are not eligible to receive Performance Units and Performance Shares. The
Committee shall grant Director Stock Awards to Directors in accordance with Article 9 of the Plan.
Article 5.Restricted Stock Units and Restricted Stock
5.1.Award of Restricted Stock Units and Restricted Stock. The Committee may grant Restricted Stock Units, Restricted Stock or both, to an Employee or Director with such terms and provisions that the Committee shall determine.
5.2.Terms of Restricted Stock Units and Restricted Stock. Each Award of RSUs or Restricted Stock shall be subject to an Award
Agreement that shall set forth (a) the number or a formula for determining the number of Shares subject to the Award, (b) the purchase price of the
Shares, if any, and the means of payment, (c) the performance criteria, if any, and level of achievement versus these criteria that determine the number of Shares granted, issued, retainable or vested, (d) terms and conditions regarding the grant, vesting and forfeiture of the Shares as may be determined from time to time by the Committee, (e) restrictions on the transferability of the Shares and (f) such other terms and conditions as may be appropriate.
5.3.Vesting Conditions. The Committee shall determine the vesting schedule for each Award of RSUs and Restricted Stock.
Vesting shall occur, in full or in installments, upon satisfaction of the terms and conditions specified in the Award Agreement. The Committee shall have the right to make the vesting of RSUs and Restricted Stock subject to the continued employment or service of a Participant, passage of time or such performance criteria as deemed appropriate by the Committee, which criteria may be based on financial performance and personal performance evaluations.
5.4.Settlement of Restricted Stock Units; Lapse of Restrictions on Restricted Stock. Earned RSUs shall be settled in a lump sum on or as soon as practicable after the date(s) set forth in the Award Agreement. The Committee may settle earned RSUs in cash, Shares, or a combination of both. Distribution may occur or commence when the vesting conditions applicable to a RSU have been satisfied or, if the Committee so provides in an Award Agreement, it may be deferred in accordance with applicable law, to a later date. The Committee may also permit a
Participant to defer payment of Shares related to a RSU or Restricted Stock provided that the terms of the RSU or Restricted Stock and any deferral satisfy the requirements of applicable law and the deferral is pursuant to a deferred compensation plan offered by the Company. Unrestricted
Shares, evidenced in such manner as the Committee shall determine appropriate, shall be delivered to the holder of Restricted Stock promptly after such restrictions have lapsed.
Article 6.Performance Units and Performance Shares
6.1.Award of Performance Units and Performance Shares. The Committee may grant Performance Units, Performance Shares or both to an Employee with such terms and provisions that the Committee shall determine.
6.2.Terms of Performance Units and Performance Shares. Each Award of Performance Units or Performance Shares shall be subject to an Award Agreement that shall set forth (a) the number of Performance Units or Performance Shares granted or a formula for determining the number of Performance Units or Performance Shares subject to the Award, (b) the initial value (if applicable), (c) the Performance Goals and level of attainment that shall determine the number of Performance Units or Performance Shares granted, issued, retainable or vested, (d) such terms and conditions regarding the grant, vesting and forfeiture of the Performance Units or Performance Shares and (e) such other terms and conditions as may be appropriate.
6.3.Earning of Performance Units or Performance Shares. After completion of an applicable Performance Period, the holder of
Performance Units or Performance Shares shall be entitled to receive a payout with respect to the Performance Units or Performance Shares earned by the Participant over the Performance Period. Payment shall be determined by the Committee based on the extent to which the Performance

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Goals have been achieved and together with the satisfaction of any other terms and conditions set forth in the Plan and the applicable
Award Agreement.
6.4.Settlement of Performance Units or Performance Shares. Earned Performance Units and Performance Shares shall be settled in a lump sum after the date(s) set forth in the Award Agreement. The Committee may settle earned Performance Units and Performance Shares in cash or in Shares (or in a combination thereof), which have an aggregate Fair Market Value equal to the value of the earned Performance Units and
Performance Shares. Distribution may occur or commence after completion of the applicable Performance Period and the satisfaction of any applicable vesting conditions or, if the Committee so provides in an Award Agreement, it may be deferred, in accordance with applicable law, to a later date. The Committee may also permit a Participant to defer settlement of Shares related to a Performance Unit or a Performance Share to a date or dates after the Performance Unit or Performance Share is earned provided that the terms of the Performance Unit or Performance Share and any deferral satisfy the requirements of applicable law and the deferral is pursuant to a deferred compensation plan offered by the Company.
Article 7.Stock Options and Stock Appreciation Rights
7.1.Award of Options and Stock Appreciation Rights. Subject to Article 4, the Committee may grant Options, SARs or a combination thereof, to an Employee or Director with such terms and provisions that the Committee shall determine.
7.2.Terms of Options and Stock Appreciation Rights. Each Award of Options or SARs shall be subject to an Award Agreement that shall set forth (a) the term or duration of the Options or SARs, (b) the number of Shares subject to the Options or SARs, (c) the Exercise Price, (d)
the Exercise Period and (e) such other terms and conditions as may be appropriate. The Committee may grant Options in the form of ISOs, NQSOs or a combination thereof. Each Award Agreement also shall specify whether the Options are intended to be an ISO or a NQSO.
7.3.Duration of Options and SARs. Each Option or SAR shall expire at such time as the Committee shall determine at the time the
Award is granted; provided, however, that no Option or SAR shall be exercisable later than the tenth (10th) anniversary of its date of grant.
7.4.Exercise of and Payment for Options and SARs. Options and SARs shall be exercisable at such times and be subject to such terms and conditions as the Committee shall approve, which need not be the same for each Award or for each Participant. Options and SARs shall be exercised by the delivery of a written notice of exercise to the Company or its designated agent, setting forth the number of Shares to be exercised with respect to the Options or SARs, and, in the case of Options, accompanied by full payment for the Shares.
The Exercise Price upon exercise of any Option shall be payable to the Company in full under such methods as are authorized by the
Committee, in its sole discretion, including, without limitation: (a) in cash or its equivalent, (b) by tendering, either by actual or constructive delivery, previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price, (c) by net Share settlement or similar procedure involving the cancellation of a portion of the Option representing Shares with an aggregate Fair Market Value at the time of exercise equal to the Exercise Price or (d) by any combination thereof. To the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of
2002, the Committee also may allow cashless exercise as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.
As soon as practicable after receipt of a written notification of exercise of an Option or SAR and provisions for full payment for an
Option, the Company shall issue to the Participant an appropriate number of Shares based upon the number of Shares purchased under the Option or SAR.
Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount equal to the product of:
(a) the excess of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Exercise Price of the SAR, multiplied by (b) the number of
Shares with respect to which the SAR is exercised. At the discretion of the Committee, payment upon the exercise of a SAR may be in cash, in
Shares of equivalent value or in a combination thereof. The Committee’s determination regarding the form of SAR payout shall be set forth in an applicable Award Agreement.
7.5.Automatic Exercise. The Committee may provide that, in the event that (i) an Option or SAR is not exercised or settled by the last day of the Exercise Period, (ii) the Participant is legally precluded from otherwise exercising such Option or SAR before the last day of the
Exercise Period due to legal restrictions or Company policy (including policies on trading in Shares), and (iii) the Exercise Price of such Option or
SAR is below the Fair Market Value of a Share on the last day of the Exercise Period, as determined by the Committee, then the Option or SAR may be deemed exercised on such date, with no action required on the part of the Participant, with a spread equal to the Fair Market Value of the Shares subject to the Award on such date minus the Exercise Price for those Shares, unless the Participant notifies the Company in writing prior to such automatic exercise. The resulting proceeds net of any required tax withholding and any applicable costs shall be paid to the Participant or the
Participant’s legal representative.
7.6.No Repricing. Notwithstanding anything in this Plan to the contrary and subject to Section 3.3, without the prior approval of the shareholders of the Company, the Committee will not amend or replace any previously granted Option or SAR in a transaction that constitutes a
“repricing,” including, but not limited to: (i) the reduction, directly or indirectly, in the per-share Exercise Price of an outstanding Option or SAR by amendment, cancellation or substitution; (ii) any action that is treated as a repricing under generally accepted accounting principles; (iii) at any time when the per-share Exercise Price of an outstanding Option or SAR is above the Fair Market Value of a Share, canceling (or accepting the surrender

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of) an Option or SAR in exchange for another Option, SAR or other equity security or cash; and (iv) any other action that is treated as a repricing by the rules or regulations of the New York Stock Exchange.
7.7.Incentive Stock Options.
(a)Additional Requirements. The Exercise Price of an ISO shall be fixed by the Committee at the time of grant or shall be determined by a method specified by the Committee at the time of grant, but in no event shall the Exercise Price be less than the minimum
Exercise Price specified in Section 7.6. No ISO may be issued to any individual who, at the time the ISO is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, unless (i) the Exercise Price determined as of the grant date is at least 110% of the Fair Market Value on the date of grant of the Shares subject to such ISO and (ii) the ISO is not exercisable more than five years from the date of grant thereof. No Participant shall be granted any ISO which would result in such Participant receiving a grant of ISO that would have an aggregate Fair Market Value in excess of $100,000, determined as of the time of grant, that would be exercisable for the first time by such Participant during any calendar year. Any grants in excess of this limit shall be treated as NQSOs. No ISO may be granted under the Plan after the tenth anniversary of the Effective Date. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422, or any successor provision thereto, as amended from time to time.
(b)Participant Notice Requirement. The Participant must notify the Company in writing within thirty (30) days after any disposition of Shares acquired pursuant to the exercise of an ISO within two years from the grant date or one year from the exercise date. The
Participant must also provide the Company with all information that the Company reasonably requests in connection with determining the amount and character of Participant’s income, the Company’s deduction, and the Company’s obligation to withhold taxes or other amounts incurred by reason of a disqualifying disposition.
Article 8.Other Awards
Subject to limitations under applicable law, the Committee may grant such Other Awards to Employees or Directors that may be denominated or payable in cash or Shares, valued in whole or in part by reference to, or otherwise based on, or related to, Shares as deemed by the
Committee to be consistent with the purposes of the Plan. The Committee may also grant Shares as a bonus, or may grant Other Awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, including the payment of cash based on Performance Goals or other criteria. Other Awards may include dividend equivalents that are converted into
Shares in connection with awards granted under this Plan or other equity plans of the Company. The terms and conditions applicable to such Other
Awards shall be determined from time to time by the Committee and set forth in an applicable Award Agreement.
Article 9.Director Stock Awards
9.1.General. Subject to the limit set forth in Section 10.2, each Director Participant shall receive such portion of his or her Director
Fees in Common Stock as shall be established from time to time by the Board, with the remainder of such Director Fees to be payable in cash or in
Common Stock as elected by the Director Participant in accordance with Section 9.2. The Board or the Compensation Committee shall approve all
Director Stock Awards granted under the Plan.
9.2.Director Election. Each Director Participant shall have an opportunity to elect to have the remaining portion of his or her
Director Fees paid in cash or shares of Common Stock or a combination thereof. Shares delivered pursuant to such election shall be issued under the Plan. Except for the initial election pursuant to the adoption of the Plan, or the Director’s election to the Board, any such election shall be made in writing and must be made at least thirty (30) days before the beginning of the Plan Year in which the services are to be rendered giving rise to such
Director Fees and may not be changed thereafter except by timely written election as to Director Fees for services to be rendered in a subsequent
Plan Year. In the absence of such an election, such remaining portion of the Director Fees of a Director shall be paid entirely in cash.
9.3.Share Awards. The number of shares of Common Stock to be paid and distributed to a Director as a Director Stock Award under the provisions of Sections 9.1 and 9.2, shall be determined by dividing the dollar amount of his or her Director Fees (which the Board has established, and/or such Director has elected) to be paid in Common Stock on any payment date by the Fair Market Value of a share of Common
Stock on that date. Except as may otherwise be directed by the Committee, in its sole discretion, the payment and distribution of such shares to a
Director shall be on or within five days after the date such Director Fees would otherwise have been paid to him or her in cash.
Article 10.General Provisions Applicable to Awards
10.1.Limits on Incentive Stock Options. No more than an aggregate of 16,870,000 Shares may be issued under ISOs, subject to adjustment as described in Section 3.3.
10.2.Limitation on Director Compensation. The maximum number of Shares subject to Awards that may be granted under this Plan or otherwise during any one year to a Director, taken together with any cash fees paid by the Company to such Director during such year for service on the Board, will not exceed $1,000,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Award).
10.3.Performance-Based Awards. Unless the Committee determines otherwise, the following provisions shall apply to performance-
based Awards.

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(a)The applicable Performance Goals and Performance Period will be established by the Committee. Each recipient of a performance-based Award will be assigned a target amount of Shares or cash payable if Performance Goals are achieved. Achievement of the
Performance Goals and other material conditions and payment of an Award granted with Performance Goals shall be determined by the Committee.
An Award may provide for payment greater than the target amount if performance exceeds the specified Performance Goals. The Committee may retain discretion to increase or decrease the amount payable pursuant to such Awards, as the Committee determines.
(b)The Performance Goals may be described in terms of objectives related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, business unit, division, segment, product line, or function or combination thereof and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable Subsidiary, business unit, division, segment, product line, or function or combination thereof) or measured relative to a market index, selected peer companies or one or more operating units, divisions, acquired businesses, minority investments, partnerships or joint ventures thereof. The Performance Goals selected by the Committee in connection with the grant of Awards may include one or more of the following measures or any such other measures as the Committee determines: earnings, earnings growth, earnings per share, stock price (including growth measures and total shareholder return), improvement of financial ratings, internal rate of return, market share, cash flow, operating income, operating margin, net profit after tax, EBIT, EBITA, EBITDA, OBIT, OBITDA, gross profit, operating profit, cash generation, revenues, asset quality, return on equity, return on tangible common equity, return on assets, return on operating assets, cost saving levels, efficiency ratio, net income, marketing-spending efficiency, core non-interest income, change in working capital, return on capital, shareholder return or strategic goals and objectives, including objectives related to qualitative or quantitative environmental, social and governance metrics.
Performance Goals need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria).  Performance Goals shall apply with respect to such Performance Period as the Committee may specify.  Any applicable Performance Goals shall be applied and interpreted in the discretion of the Committee.
(c)The achievement of the Performance Goals shall be determined by the Committee in accordance with generally accepted accounting principles consistently applied on a Subsidiary, business unit, division, segment, product line, function or consolidated basis or any combination thereof. Notwithstanding the foregoing, the Committee may adjust the Performance Goals and the method of calculating the attainment of the Performance Goals to take into account events that occur during a Performance Period, including but not limited to: (i) asset write-
downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (iv) charges for any reorganization and restructuring programs; (v) any extraordinary, unusual, or other infrequently occurring items as described in Accounting Standards Codification 225-20-20 (as amended by Accounting Standards Update No. 2015-01) or in the
management’s discussion and analysis of financial condition and results of continuing operations appearing in the Company’s annual report to shareholders for the applicable year; (vi) the impact of mergers, acquisitions or divestitures; (vii) foreign exchange gains and losses; and (viii) gains or losses on asset sales.
10.4.Restrictions on Transfers of Awards. Except as provided by the Committee, no Award and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a Beneficiary or
Beneficiaries to exercise the rights of the Participant with respect to any Award other than an ISO upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, including pursuant to any order or judgment in a domestic relations proceeding, official marital settlement agreement or other divorce or separation instrument, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the
Company or any Subsidiary.
10.5.Restrictions on Transfers of Shares. The Committee may impose such restrictions on any Shares acquired pursuant to an
Award as it may deem advisable, including, without limitation, restrictions to comply with applicable Federal securities laws, with the requirements of any stock exchange upon which such Shares are then listed and with any blue sky or state securities laws applicable to such Shares.
10.6.Additional Restrictions on Awards and Shares. Either at the time an Award is granted or by subsequent action, the Committee may, but need not, impose such restrictions, conditions or limitations as it determines appropriate on the Award, any Shares issued under an Award, or both, including, without limitation, (a) restrictions under an insider trading policy, (b) any share retention guidelines, minimum holding requirements and other restrictions designed to delay or coordinate the timing and manner of sales, (c) restrictions as to the use of a specified brokerage firm for receipt, resales or other transfers of such Shares, (d) restrictions relating to a Participant’s activities following termination of employment or service, including but not limited to, competition against the Company, disclosure of Company confidential information, and solicitation of Company employees and/or customers, and (e) other policies either existing at the time an Award is granted or subsequently adopted and implemented by the
Board, as such other policies may be amended from time to time.
10.7.Shareholder Rights; Dividend Equivalents. Except as provided in the Plan or an Award Agreement, no Participant shall receive any Shares in connection with an Award nor be afforded any of the rights of a shareholder unless and until such Participant has satisfied all requirements for exercise or vesting of the Award pursuant to its terms, the Shares have actually been issued, restrictions imposed on the Shares, if

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any, have been removed, and the Shares are entered upon the records of a duly authorized transfer agent of the Company. The recipient of an
Award (other than Options and SARs) may be entitled to receive Dividend Equivalents, and the Committee may provide that such amounts (if any)
shall be deemed to have been reinvested in additional Shares or otherwise reinvested and subject to vesting and forfeiture to the same extent as the underlying Award; provided, however, that Dividend Equivalents shall only become payable if and to the extent the underlying Award vests, regardless of whether or not vesting is contingent upon continued employment, the achievement of Performance Goals, or both.
10.8.Termination of Employment or Service. Each Award Agreement shall set forth the terms relating to the treatment of an Award in the event of a Participant’s termination of employment or service, including, without limitation, the extent to which the right to vest, exercise or receive payout of an Award may continue following termination of the Participant’s employment or service with the Company and its Subsidiaries, including due to death or Disability, and any forfeiture provisions. Such provisions shall be determined by the Committee in its discretion, shall be included in the Award Agreement applicable to a Participant, need not be uniform among all Awards or among all Participants and may reflect distinctions based on the reasons for termination of employment or service.
10.9.Effect of Change in Status. The Committee shall have the discretion to determine the effect upon an Award, in the case of (i)
any individual who is employed with, or engaged by, an entity that ceases to be a Subsidiary, (ii) any leave of absence approved by the Company or a Subsidiary, (iii) any transfer between locations of employment with the Company or a Subsidiary or between any Subsidiaries (iv) any change in the Participant’s status from an Employee to a consultant or Director, or vice versa, and (v) at the request of the Company or a Subsidiary, any
Participant who becomes employed by any partnership, joint venture, corporation or other entity not meeting the requirements of a Subsidiary.
Article 11.Change in Control
11.1.Awards Assumed or Replaced by Successor. Unless the Committee provides otherwise prior to the Change in Control or in an
Award Agreement, upon the occurrence of a Change in Control in which the acquiring or surviving company in the transaction assumes or continues outstanding Awards or provides equivalent awards of substantially the same value, the Committee shall measure performance as of the date of the
Change in Control for all outstanding Awards of Performance Units, Performance Shares and other performance-based Awards granted prior to the
Change in Control based on the greater of (x) the payout at the target number of Performance Units, Performance Shares and other performance-
based Awards granted for the Performance Period and (y) the payout based upon the actual performance level attained as of the date of the Change in Control, in each case, after giving effect to the accumulation of Dividend Equivalents, and the Participant shall continue to vest in such Awards based on continued service.  Unless the Committee provides otherwise prior to the Change in Control or in an Award Agreement, if a Participant’s
employment with the Company or a Subsidiary is terminated without Cause or by the Participant for Good Reason, in each case at any time within two (2) years after the Change in Control, the following provisions shall apply with respect to such assumed, continued or equivalent awards:
(a)Any Period of Restriction and other restrictions imposed on RSUs and Restricted Stock granted prior to the Change in Control shall be deemed to have expired, and RSUs shall be paid in cash or in Shares, as determined by the Committee;
(b)With respect to all outstanding Awards of Performance Units, Performance Shares and other performance-based
Awards granted prior to the Change in Control, the Award shall be paid at  the greater of (x) the payout at the target number of the Performance
Units, Performance Shares and other performance-based Awards granted for the entire Performance Period or (y) the payout based upon the actual performance level attained as of the date of the Change in Control, in each case, after giving effect to the accumulation of Dividend Equivalents.
Payment shall be made in cash or in Shares, as determined by the Committee;
(c)All earned Performance Units, Performance Shares and other performance-based Awards (as increased by any
Dividend Equivalents to the date of payment) not yet paid out shall be paid out immediately, in cash or in stock, as determined by the Committee;
(d)All outstanding and unvested Options and SARs granted prior to the Change in Control shall become immediately exercisable, and Awards in the form of NQSOs and SARs shall be exercisable after the date of the Participant’s termination for a period equal to the lesser of (i) the remaining term of each Award; or (ii) twelve (12) months; and
(e)Any restrictions imposed on any and all outstanding and unvested Other Awards granted prior to the Change in
Control shall be deemed to have expired.

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11.2.No Assumption or Replacement of Awards by Successor. Notwithstanding anything herein to the contrary, unless the
Committee provides otherwise prior to the Change in Control or in an Award Agreement, in the event of a Change in Control in which the acquiring or surviving company in the transaction does not assume or continue outstanding Awards upon the Change in Control or provide equivalent awards of substantially the same value, all Awards that are not assumed, continued or replaced with such equivalent awards shall, immediately prior to the
Change in Control, be treated as follows upon the Change in Control:
(a)Any Period of Restriction and other restrictions imposed on RSUs and Restricted Stock shall be deemed to have expired, and RSUs shall be paid in cash or in Shares, as determined by the Committee;
(b)With respect to all outstanding Awards of Performance Units, Performance Shares and other Awards type that is earned based upon the Company’s attainment of Performance Goals the Committee (i) shall determine the greater of (x) the payout at the target number of Performance Units, Performance Shares and other such Award type granted for the entire Performance Period and (y) the payout based upon the actual performance level attained as of the date of the Change in Control, in each case, after giving effect to the accumulation of Dividend
Equivalents, and (ii) shall pay to the Participant the greater of such amounts. Payment shall be made in cash or in Shares, as determined by the
Committee;
(c)All earned Performance Units, Performance Shares and other performance-based Awards (as increased by any
Dividend Equivalents to the date of payment) not yet paid out shall be paid out immediately, in cash or in stock, as determined by the Committee;
(d)Any and all outstanding and unvested Options and SARs shall become immediately exercisable and the Committee will notify Participants in writing that such Awards will be exercisable for a period of time determined by the Committee in its discretion and such
Awards will terminate upon the expiration of such period. Notwithstanding the foregoing, to the extent an Option or SAR is not exercised, upon the
Change in Control, the Committee may, in its sole discretion, cancel such Award in exchange for an amount equal to the difference between the
Exercise Price and the then Fair Market Value of the Shares covered thereby provided that if the Exercise Price is above the Fair Market Value of the
Shares, the Options or SARs shall be cancelled without payment of consideration therefor; and
(e)Any restrictions imposed on any and all outstanding and unvested Other Awards shall be deemed to have expired.
11.3.Assumption of Awards by the Company. The Company, from time to time, may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting a Substitute
Award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan.
11.4.Other. For the avoidance of doubt, nothing herein shall require the acquiring or surviving company in a Change in Control to assume all Awards previously granted under the Plan or to provide equivalent awards of substantially the same value.  Notwithstanding anything in this Plan or any other Company plan or arrangement to the contrary, no tax gross up shall be provided with respect to tax consequences of Awards under Section 280G or 4999 of the Code.
11.5.Termination in Connection with a Change in Control. Notwithstanding anything in this Plan to the contrary, if an Employee’s employment is terminated by the Company without Cause prior to the date of a Change in Control and the Employee reasonably demonstrates that the termination (1) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in
Control or (2) otherwise arose in connection with, or in anticipation of, a Change in Control which has been threatened or proposed at the time of the termination, such termination shall be deemed to have occurred after a Change in Control for purposes of this Plan, provided a Change in Control shall actually have occurred.
Article 12.Tax Withholding
The Company or a Subsidiary, as appropriate, may require any individual entitled to receive a payment of an Award to remit to the
Company, prior to payment, an amount sufficient to satisfy any applicable tax withholding requirements. In the case of an Award payable in Shares, the Company or a Subsidiary, as appropriate, may permit or require a Participant to satisfy, in whole or in part, the obligation to remit taxes by directing the Company to withhold Shares that would otherwise be received by the individual, or may repurchase Shares that were issued to the
Participant, the number of Shares which may be so withheld or surrendered shall not exceed the maximum amount of tax that may be required to be withheld by law (or such other amount as may be permitted while still avoiding classification of the Award as a liability for accounting purposes), in accordance with applicable law and pursuant to any rules that the Company may establish from time to time. With respect to an Award held by any
Section 16 Person, any such share withholding must be specifically approved by the Committee as the method used to satisfy the tax withholding obligation or such share withholding procedure must otherwise satisfy the requirements of SEC Rule 16b-3. The Company may establish procedures to allow Participants to satisfy such withholding obligations through a net share settlement procedure or the withholding of Shares subject to the applicable Award. The Company or a Subsidiary, as appropriate, shall also have the right to deduct from all cash payments made to a Participant
(whether or not the payment is made in connection with an Award) any applicable taxes required to be withheld with respect to payments under the
Plan. With respect to any Award that is subject to Section 409A, the Company or a Subsidiary may, to the extent permitted by Section 409A, permit the acceleration of the time or schedule of a payment to pay FICA taxes, and any related income tax at source imposed by Code Section 3401 on the FICA taxes.

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Article 13.Claims Procedure and Arbitration
13.1.Mandatory Procedures for Addressing Claims. Any person (a “Claimant”) who has any claim or dispute concerning or relating in any way to the Plan or any Award (“Claim”) must follow the procedures described in this Article, which describes the exclusive means of addressing Claims. All Claims must be brought no later than one year following the date on which the facts forming the basis of the Claim are known or should have been known by Claimant, whichever is earlier, and any Claim that is not submitted within the applicable time limit shall be waived.
13.2.Authority to Address Claims. For purposes of this Article 13, the “Claims Administrator” is the Committee with respect to
Company’s executive officers (within the meaning of Exchange Act Rule 3b-7) and the Company’s Chief Executive Officer with respect to all other
Participants.
13.3.Claim Submission. Any Claim shall be made in writing to the Claims Administrator. The Claims Administrator, or its delegate, shall notify the Claimant of the resolution of the Claim within 90 days after receipt of the Claim; provided, however, if the Claims Administrator determines that an extension is necessary, the 90-day period shall be extended to up to 180 days upon notice to that effect to the Claimant.
13.4.Notice of Denial. If a Claim is wholly or partially denied, the notice of denial shall contain (i) the specific reason or reasons for denial of the Claim, and (ii) specific references to the pertinent Plan provisions upon which the denial is based. Except as provided in Section 13.5, the decision or action of the Claims Administrator shall be final, conclusive and binding on all persons having any interest in the Plan.
13.5.Arbitration. If, after exhausting the procedures set forth in this Article, a Claimant wishes to pursue legal action, any action by the Claimant with respect to a Claim, must be resolved by arbitration in the manner described in this Section. This agreement to arbitrate shall be specifically enforceable. A party may apply to a state or federal court located in Tulsa, Oklahoma for interim, injunctive or conservatory relief in aid of arbitration, including without limitation a proceeding to compel arbitration. If the arbitration provisions herein are determined by any court to be unenforceable, any further legal action must be filed only in a state or federal court located in Tulsa, Oklahoma within the time limits set forth in
Section 13.6(a) and shall be subject to the standard of review set forth in 13.6(g).
13.6.Other Provisions.
(a)Time Limits. A Claimant seeking arbitration of any determination of the Claims Administrator must, within six (6)
months of the date of the Claims Administrator’s final decision, file a demand for arbitration with the American Arbitration Association submitting the
Claim to resolution by arbitration. A Claimant waives any Claim not filed timely in accordance with this Section.
(b)Rules Applicable to Arbitration. The arbitration process shall be conducted in accordance with the Commercial Law
Rules of the American Arbitration Association.
(c)Venue. The arbitration shall be conducted in Tulsa, Oklahoma.
(d)Binding Effect. The decision of the arbitrator with respect to the Claim will be final and binding upon the Company and the Claimant. By participating in the Plan, and accepting grants, Participants, on behalf of themselves and any person with a Claim relating to
Participant’s grants, agree to waive any right to sue in court or to pursue any other legal right or remedy that might otherwise be available in connection with the resolution of the Claim.
(e)Enforceability. Judgment upon any award entered by an arbitrator may be entered in any court having jurisdiction over the parties.
(f)Waiver of Class, Collective, and Representative Actions. Any Claim shall be heard without consolidation of such claims with any other person or entity. To the fullest extent permitted by law, whether in court or in arbitration, by participating in the Plan,
Participants waive any right to commence, be a party to in any way, or be an actual or putative class member of any class, collective, or representative or consolidated action arising out of or relating to any Claim, and Participants agree that any Claim may only be initiated or maintained and decided on an individual basis.
(g)Standard of Review. Any decision of an Arbitrator on a Claim shall be limited to determining whether the Claim
Administrator’s decision or action was arbitrary or capricious or was unlawful. The Arbitrator shall adhere to and apply the deferential standard of review set out in Conkright v. Frommert, 559 U.S. 506 (2010), Metropolitan Life Insurance Co. v. Glenn, 554 U.S. 105 (2008), and Firestone Tire and
Rubber Co. v. Bruch, 489 U.S. 101 (1989), and shall accord due deference to the determinations, interpretations, and construction of the Plan document of the Claims Administrator.

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(h)General Procedures.
(i)Arbitration Rules. The arbitration hearing will be conducted under the AAA Commercial Arbitration Rules
(as amended or revised from time to time by AAA) (hereinafter the “AAA Rules”), before one AAA arbitrator who is from the Large, Complex Case
Panel and who has experience with matters involving executive compensation and equity compensation plans. The AAA Rules and the terms and procedures set forth here may conflict on certain issues. To the extent that the procedures set forth here conflict with the AAA Rules, the procedures set forth here shall control and be applied by the arbitrator. Notwithstanding the amount of the Claim, the Procedures for Large, Complex Commercial
Disputes shall not apply.
(ii)Substantive Law. The arbitrator shall apply the substantive law (and the laws of remedies, if applicable), of Oklahoma or federal law, or both, depending upon the Claim. Except to the extent required by applicable law, all arbitration proceedings, decisions, and awards shall be kept strictly confidential and shall not be disclosed by the arbitrator, the Company, or the Claimant.
(iii)Authority. The arbitrator shall have jurisdiction to hear and rule on prehearing disputes and is authorized to hold prehearing conferences by telephone or in person as the arbitrator deems necessary. The arbitrator will have the authority to hear a motion to dismiss and/or a motion for summary judgment by any party and in doing so shall apply the standards governing such motions under the Federal
Rules of Civil Procedure.
(iv)Pre-Hearing Procedures. Each party may take the deposition of not more than one individual and the expert witness, if any, designated by another party. Each party will have the right to subpoena witnesses in accordance with the Arbitration Act.
Additional discovery may be had only if the arbitrator so orders, upon a showing of substantial need.
(v)Fees and Costs. Administrative arbitration fees and arbitrator compensation shall be borne equally by the parties, and each party shall be responsible for its own attorney’s fees, if any; provided, however, that the Committee will authorize payment by the Company of all administrative arbitration fees, arbitrator compensation and attorney’s fees if the Committee concludes that a Claimant has substantially prevailed on his or claims. Unless prohibited by statute, the arbitrator shall assess attorney’s fees against a party upon a showing that such party’s claim, defense or position is frivolous, or unreasonable, or factually groundless. If either party pursues a Claim by any means other than those set forth in this Article, the responding party shall be entitled to dismissal of such action, and the recovery of all costs and attorney’s fees and losses related to such action, unless prohibited by statute.
(i)Interstate Commerce and the Federal Arbitration Act. The Company is involved in transactions involving interstate commerce, and the employee’s employment with the Company involves such commerce. Therefore, the Arbitration Act will govern the interpretation, enforcement, and all judicial proceedings regarding the arbitration procedures in this Section.
Article 14.General Provisions
14.1.Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.
14.2.Headings and Severability. The headings of Articles and Sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan. In the event any Plan provision, including, without limitation, any provisions under
Article 13, shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining Plan provisions, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
14.3.Successors. All Company obligations with respect to Awards, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.
14.4.No Right to Employment or Engagement. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or engagement at any time, for any reason or no reason in the Company’s discretion, nor confer upon any
Participant any right to continue in the employ or service of the Company or any Subsidiary.
14.5.Beneficiary Designation. To the extent permitted by the Committee, each Participant may, from time to time, name any
Beneficiary or Beneficiaries (who may be named contingently or successively) to whom any Plan benefit is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate. The spouse of a married Participant domiciled in a community property jurisdiction shall join any designation of Beneficiary or Beneficiaries other than the spouse.
14.6.Participation. No Employee shall have the right to be selected to receive an Award or, having been so selected, to be selected to receive a future Award.

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14.7.Loans Prohibited. The Committee shall not, without prior approval of the Company’s shareholders, grant any Award that provides for the making of a loan or other extension of credit, directly or indirectly, by the Company or Plan to an Employee, Participant, officer of the
Company or any other person in connection with the grant, award or payment of such Award.
14.8.Requirements of Law. The making of Awards and the issuance of Shares shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise or vesting of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such Shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded, and the
Shares are covered by an effective registration statement or by an applicable exemption from registration. In addition to the terms and conditions provided in the Plan, the Board or the Committee may require that a holder make such reasonable covenants, agreements, and representations as the Board or the Committee deems advisable in order to comply with any such laws, regulations, or requirements.
14.9.Securities Law Compliance. Plan transactions are intended to comply with all applicable conditions of the Federal securities laws. To the extent any Plan provision or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.
14.10.Code Section 409A Compliance. The parties intend that Plan payments and benefits comply with Section 409A to the extent it applies or an exemption therefrom, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall be paid prior to the 15th day of the third month of the calendar year immediately following the calendar year in which any applicable restrictions lapse and shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan:
(i) no payment or distribution under this Plan that constitutes an item of deferred compensation under Section 409A and becomes payable by reason of a Participant’s termination of employment or service with the Company will be made to such Participant until such Participant’s termination of employment or service constitutes a “separation from service” as defined in Section 409A; and (ii) to the extent required in order to comply with
Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided during the six (6) month period immediately following the Participant’s termination of employment shall instead be paid on the first business day after the date that is six (6) months following the
Participant’s separation from service (or upon the Participant’s death, if earlier). In addition, for Plan purposes, each amount to be paid or benefit to be provided to the Participant pursuant to the Plan, which constitute deferred compensation subject to Section 409A, shall be construed as a separate identified payment for purposes of Section 409A. For any Plan payment that constitutes “non-qualified deferred compensation” under
Section 409A, to the extent required to comply with Section 409A, a Change in Control shall be deemed to have occurred with respect to such payment only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the
Company shall also be deemed to have occurred under Section 409A. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to any such payment. A Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.
14.11.Effect on Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
14.12.Unfunded Plan. The Plan is intended to be an unfunded plan for incentive compensation. With respect to any payments not yet made to a holder pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the holder any rights that are greater than those of a general creditor of the Company or any affiliate.
14.13.Recoupment. Notwithstanding anything in the Plan to the contrary, all Awards granted under the Plan, all Shares issued with respect to Awards, any payments made under the Plan and any gains realized upon exercise or settlement of an Award shall be subject to the terms of any applicable clawback or recoupment policies approved by the Board or the Committee, as in effect from time to time, whether approved before or after the date Awards are granted under the Plan (as applicable, a “Clawback Policy”). In the event of a clawback, recoupment or forfeiture event under an applicable Clawback Policy, the amount required to be clawed back, recouped or forfeited pursuant to such policy shall be deemed not to have been earned under the terms of the Plan and Award Agreement, and the Company shall be entitled to recover the amount specified under the policy to be clawed back, recouped or forfeited.
14.14.Award Agreement. In the event of any conflict or inconsistency between the Plan and any Award Agreement, the Plan shall govern and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.
14.15.Plan Acceptance. By accepting any benefits under the Plan, each Participant, and each person claiming under or through a
Participant shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, all provisions of the Plan and any action or decision under the Plan by the Company, its agents and employees, and the Board of Directors and the Committee, specifically including the Plan’s mandatory arbitration provision. Acceptance of an Award may be made in a writing signed by the Participant (including electronically); provided however in the absence of a signed acceptance, a Participant shall be deemed to have accepted an Award as of the grant

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date in the absence of a specific manifestation from the Participant within 60 days of the grant date indicating that the Participant has rejected the Award.
14.16.Governing Law. To the extent not preempted by Federal law, the Plan, the Award Agreements and all agreements thereunder, shall be construed in accordance with, and subject to, the laws of the State of Oklahoma applicable to contracts made and to be entirely performed in
Oklahoma and wholly disregarding any choice of law provisions or conflict of law principles that might otherwise be contrary to this express intent.
Article 15.Effective Date, Termination and Amendment
15.1.Effective Date. The Effective Date of the Plan shall be the date of approval by the Company’s shareholders of the Plan.
15.2.Termination. The Plan shall terminate on the day immediately before the tenth anniversary of the Effective Date. The Board may, in its sole discretion and at any earlier date, terminate the Plan. In no event may an Award be granted under the Plan on or after the tenth
(10th) anniversary of the Effective Date. Any Awards that are outstanding upon termination of the Plan shall remain in force and effect in accordance with the terms of the Plan and any applicable Award Agreement.
15.3.Amendment. The Board may at any time and from time to time amend or modify the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to comply with Code Section 422, Section 303A.08 of the
New York Stock Exchange Listed Company Manual, or any other applicable law, regulation or rule, shall be effective unless such amendment shall be approved by the requisite vote of the shareholders.
15.4.Awards Previously Granted. No termination, amendment or modification of the Plan shall adversely affect in any material way any outstanding Award, without the written consent of the Participant holding such Award unless such termination, modification or amendment is required by applicable law and/or the Committee, upon advice of legal counsel, deems the action necessary or advisable to comply with Section
409A. Notwithstanding the foregoing, the Committee may, but shall not be required to, in its sole and absolute discretion, amend Awards to comply with Section 409A.
Article 16.Definitions
Whenever used in the Plan, the following terms shall have the meanings set forth below and, when such meaning is intended, the initial letter of the word is capitalized:
“Arbitration Act” means the Federal Arbitration Act, Title 9 of the United States Code.
“Award” means, individually or collectively, a Director Stock Award or an Award of RSUs, Restricted Stock, Performance Units,
Performance Shares, NQSOs, ISOs, SARs or any Other Award permitted under Article 8.
“Award Agreement” means any written or electronic agreement or document evidencing any Award granted by the Committee. Award
Agreements shall, in the discretion of the Committee, contain such terms and conditions that are not inconsistent with the terms of the Plan.
“Beneficiary” means a person or entity (including a trust or estate), designated in writing by a Participant on such forms and in accordance with such terms and conditions as the Committee may prescribe, to whom the Participant’s rights under the Plan shall pass in the event of the death of the Participant.
“Board” or “Board of Directors” means the Board of Directors of the Company.
“Cause” means, unless otherwise provided in an Award Agreement:
(a)a Participant’s indictment for or conviction in a court of law of a felony or any crime or offense involving misuse or misappropriation of money or property;
(b)a Participant’s violation of any covenant, agreement or obligation not to disclose confidential information regarding the business of the Company (or a division or Subsidiary) or a Participant’s violation of any covenant, agreement or obligation not to compete with the
Company (or a division or Subsidiary);
(c)any act of dishonesty by a Participant which adversely affects the business of the Company (or a division or Subsidiary), or any willful or intentional act of a Participant which adversely affects the business, or reflects unfavorably on the reputation, of the Company (or a division or Subsidiary);
(d)a Participant’s material violation of any written policy of the Company (or a division or Subsidiary); or
(e)a Participant’s failure or refusal to perform the specific directives of the Company’s Board, or its officers, which directives are consistent with the scope and nature of the Participant’s duties and responsibilities, to be determined in the Company’s sole discretion.
Nothing contained in the foregoing provisions of this paragraph shall be deemed to interfere in any way with the right of the Company
(or a division or Subsidiary), which is hereby acknowledged, to terminate a Participant’s employment at any time with or without Cause.

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“Change in Control” shall mean the occurrence of any of the following events.
(a)An acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any
“Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including usage in the definition of a group in
Section 13(d) thereof), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the
Exchange Act) of twenty percent (20%) or more of the then outstanding Shares or the combined voting power of the Company’s then outstanding
Voting Securities; provided, however, in determining whether a Change in Control has occurred, Shares or Voting Securities which are acquired in a
“Non-Control Acquisition” (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control
Acquisition” means an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned or controlled, directly or indirectly, by the Company (for purposes of this definition, a “Related Entity”), (ii) the Company or any Related Entity, or (iii) any Person in
connection with a “Non-Control Transaction” (as hereinafter defined);
(b)The individuals who are members of the Board (the “Incumbent Board”) on the Effective Date, cease for any reason to constitute at least a majority of the members of the Board within any consecutive twelve (12) month period, or, following a Merger which results in a
Parent Company, the board of directors of the ultimate Parent Company; provided, however, that if the election, or nomination for election by the
Company’s common shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
(c)The consummation of:
(i)A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued (a “Merger”), unless such Merger is a “Non-Control Transaction.” A “Non-Control Transaction” means a Merger where:
1.the shareholders of the Company, immediately before such Merger, own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the corporation resulting from such Merger (the “Successor”) if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Successor is not Beneficially
Owned, directly or indirectly by another Person (a “Parent Company”), or (y) if there is one or more Parent
Companies, the ultimate Parent Company;
2.the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (x) the Successor, if there is no Parent Company, or (y) if there is one or more Parent Companies, the ultimate Parent Company; and
3.no Person other than (1) the Company, (2) any Related Entity, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such Merger was maintained by the Company or any
Related Entity, or (4) any Person who, immediately prior to such Merger had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of
twenty percent (20%) or more of the combined voting power of the outstanding voting securities or common stock of (x) the Successor if there is no Parent Company, or (y) if there is one or more Parent Companies, the ultimate Parent Company.
(ii)A complete liquidation or dissolution of the Company; or
(iii)The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Related Entity or under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a
Merger for this purpose or the distribution to the Company’s shareholders of the stock of a Related Entity or any other assets); or
Notwithstanding the foregoing, a Change in Control shall not be deemed to occur, solely because any Person (the “Subject Person”) acquired
Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities if such acquisition occurs as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this subparagraph) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the
Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.
With respect to any Award that is subject to Section 409A and payment is to be accelerated in connection with the Change in Control, solely for purposes of determining the timing of payment, no event(s) set forth in clauses (a), (b) or (c) above shall constitute a Change in Control for

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purposes of this Plan unless such event(s) also constitutes a “change in the ownership”, “change in the effective control” or a “change in the ownership of a substantial portion of the assets” of the Company as defined under Section 409A.
“Code” means the Internal Revenue Code of 1986, as such is amended from time to time, including any applicable regulations, and any reference to a section of the Code shall include any successor provision of the Code.
“Committee” means the Executive Compensation Committee of the Board of Directors.
“Common Stock” means the common shares of the Company, par value $.01 per share.
“Company” means ONEOK, Inc., an Oklahoma corporation, or any successor thereto as provided in Section 14.3.
“Director” means any individual who is a member of the Board who is not an employee of the Company, and who qualifies as a “Non-
Employee Director” within the meaning of SEC Rule 16b-3.
“Director Fees” means all compensation and fees paid to a Director by the Company for his or her services as a member of the Board of Directors.
“Director Stock Award” means an award of ONEOK, Inc. Common Stock granted to a Director pursuant to Article 9.
“Disability” mean for (a) Participants covered by the long term disability plan of the Company or a Subsidiary, disability as defined in such plan; and (b) for all other Participants, a physical or mental condition of the Participant resulting from bodily injury, disease or mental disorder which renders the Participant incapable of continuing the Participant’s usual or customary employment or service with the Participant’s employer or service recipient for a period of not less than six consecutive months. Disability of a Participant shall be determined pursuant to and in accordance with the procedures for determining eligibility for disability benefits under the long term disability plan of the Company or Subsidiary, if any. If there is no Company long term disability plan, then the Committee shall determine Disability. Notwithstanding the previous two sentences, with respect to an
Award that is subject to Section 409A where the payment or settlement of the Award will accelerate upon termination of employment or service as a result of the Participant’s Disability, solely for purposes of determining the timing of payment, no such termination will constitute a Disability for purposes of the Plan or any Award Agreement unless such event also constitutes a “disability” as defined under Section 409A.
“Dividend Equivalent” means, with respect to Shares subject to Awards, a right to an amount equal to dividends declared on an equal number of issued and outstanding Shares.
“Employee” means an employee of the Company or any Subsidiary, including an officer or director who is such an employee.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.
“Exercise Period” means the period during which a SAR or Option is exercisable, as set forth in the related Award Agreement.
“Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option or SAR, as determined by the Committee and set forth in an Award Agreement. Other than in connection with Substitute Awards, the exercise price per Share shall not be less than 100% of the Fair Market Value of a Share on the date an Option or SAR is granted.
“Fair Market Value” means the closing sale price as reported on the New York Stock Exchange or other domestic stock exchange for that date or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported, unless otherwise determined by the Committee. If the Common Stock is not listed on a domestic stock exchange, Fair Market Value will be determined by such other method as the
Committee determines in good faith to be reasonable and in compliance with Section 409A. The determination of Fair Market Value for purposes of tax withholding may be made in the discretion of the Committee subject to applicable laws and is not required to be consistent with the determination of Fair Market Value for other purposes. For purposes of achieving an exemption from Section 409A in the case of affected Participants governed by
Section 409A, Fair Market Value of the Shares shall be determined in a manner consistent with Section 409A and any applicable regulations.
“Good Reason” means, as to each Participant, a termination by the Participant occurring within thirty (30) days after the end of the cure period described below and effected by a written notice given within ninety (90) days after the occurrence of the Good Reason event. Unless otherwise provided in an Award Agreement, for purposes of this Plan, “Good Reason” means, as to each Participant, the occurrence of any of the following events without the Participant’s express written consent which event is not cured within thirty (30) days after written notice thereof from the
Participant to the Company: (i) a material diminution in the Participant’s authority, duties or responsibilities, except in connection with the Participant’s termination for Cause or as a result of death, or temporarily as a result of the Participant’s incapacity or other absence for an extended period; (ii) any material breach by the Company of any material provision of any written agreement with the Participant; (iii) a material reduction in the Participant’s base compensation; (iv) a relocation of the Participant’s principal business location to an area outside of a fifty (50) mile radius of the Participant’s current principal business location or (v) a failure by the Company to comply with this Plan.
“Incentive Stock Option” or “ISO” means an option to purchase Shares, granted under Article 7, which is designated as an ISO and satisfies the requirements of Code Section 422.

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“Nonqualified Stock Option” or “NQSO” means an option to purchase Shares, granted under Article 7, which is not intended to be an ISO.
“Option” means an ISO or a NQSO.
“Other Awards” means Awards granted pursuant to Article 8.
“Participant” means an Employee or Director who holds an outstanding Award.
“Performance Goals” means, any general performance objectives, selected by the Committee and specified in an Award Agreement, used to determine whether the performance targets established by the Committee with respect to an applicable Award have been achieved.
“Performance Period” means the period of time during which the Performance Goals will be measured to determine what, if any,
Performance Units or Performance Shares have been earned. For Awards that the Committee, in its sole discretion, permits Participants to defer, the
Performance Period shall be at least twelve (12) months in length.
“Performance Share” means an Award described in Article 6.
“Performance Unit” means the right of a Participant to receive, upon satisfaction of the Performance Goal, an amount of cash or
Shares equal to the difference between the value of the Performance Unit as the date of grant, which may be zero, and the value of the Performance
Unit on the date the Performance Goals are met or payment is made, as applicable. The value of a Performance Unit at the date of grant is determined by the Committee and may be, but is not required to be, based on the underlying stock price. In accordance with the Plan, Performance
Units may be paid in cash, shares, or a combination thereof, as determined by Committee.
“Period of Restriction” means the period during which the transfer of Restricted Stock is limited, as provided in Article 5.
“Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee may impose (including, without limitation, any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the
Committee may deem appropriate.
“Restricted Stock Unit” or “RSU” means an Award to a Participant covering a number of Shares that at a later date may be settled in cash, or by issuance of those Shares.
“SEC Rule 16b-3” means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act, as such rule or any successor rule may be in effect from time to time.
“Section 16 Person” means an Employee who is, on the relevant date, an officer, Director or ten percent (10%) beneficial owner of the common shares, as contemplated by Section 16 of the Exchange Act.
“Section 409A” means Section 409A of the Code.
“Share” means a share of Common Stock.
“Stock Appreciation Right” or “SAR” means a right, granted alone or in connection with a related Option, designated as a SAR, to receive a payment on the day the right is exercised, pursuant to Article 7. Each SAR shall be denominated in terms of one Share.
“Subsidiary” means a corporation or other form of business association of which shares (or other ownership interest) having more than fifty percent (50%) of the voting power are or in the future become owned or controlled, directly or indirectly, by the Company; provided, however, that in the case of an Incentive Stock Option, the term “Subsidiary” means a Subsidiary (as defined by the preceding clause) which is also a “subsidiary corporation” as defined in Code Section 424(f).
“Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2025 ONEOK, Inc. Proxy Statement	141

APPENDIX B

ONEOK, INC.
2025 EMPLOYEE STOCK AWARD PROGRAM
Effective May 21, 2025
ONEOK, Inc. (“ONEOK”) hereby establishes the ONEOK, Inc. 2025 Employee Stock Award Program, as may be amended from time to time
(the “2025 ESAP”), effective as of the date on which ONEOK’s stockholders approve the 2025 ESAP (the “Effective Date”). The 2025 ESAP is
intended to be a successor to the ONEOK Employee Stock Award Program (the “Prior ESAP”). The Prior ESAP terminated as of November 7, 2024, and no additional grants will be made under the Prior ESAP after such termination date.
Under the terms of this 2025 ESAP, all eligible employees of ONEOK and its direct or indirect subsidiaries (collectively, the “Company”) will each be awarded, for no monetary consideration, one share of ONEOK’s common stock, par value $0.01 per share (the “Common Stock”) at such time on or following the Effective Date that the closing price of the Common Stock on the New York Stock Exchange (“NYSE”) attains the next whole
$1.00 increment above the all-time highest closing price of the Common Stock on the NYSE before the Effective Date (the “Base Share Price,” and the date on which the Base Share Price is attained, the “Initial Benchmark Date”). Subsequently, eligible employees will each be awarded, for no monetary consideration, one additional share of Common Stock at such time as the closing price of the Common Stock is for the first time, on or after the Effective Date, at or above each $1.00 increment above the Base Share Price (each such date, together with the Initial Benchmark Date and any benchmark date for a discretionary award as described below, being a “Benchmark Date”).
In addition, the Board of Directors of ONEOK (the “Board”) may make awards of additional shares of Common Stock under the 2025 ESAP to eligible employees in its sole discretion in the event that the Board determines that the closing price of Common Stock as of a date specified by the
Board has attained one or more specified price thresholds at or before the date of the award and that the circumstances warrant such an award. In the event of such an award, eligible employees will each be awarded, for no monetary consideration, one additional share of Common Stock based on attainment of each such price threshold at such time as the Board deems appropriate. For purposes of the discretionary awards, the “Benchmark
Date” is the date, on or after the Effective Date, on which the Board approves the discretionary awards.
The “closing price” is the last sale price, regular way, of the Common Stock as reported on the principal consolidated transaction system with respect to securities listed or admitted to trading on the NYSE.
What is the purpose of the 2025 ESAP?
The purpose of the 2025 ESAP is to reward eligible employees for the Common Stock attaining specified price thresholds.
Who will administer the 2025 ESAP?
The Board or Executive Compensation Committee of the Board (the “Executive Compensation Committee") will administer the 2025 ESAP. The
Board and Executive Compensation Committee each have discretion to make determinations with respect to the 2025 ESAP. However, the Board will make all decisions with respect to the grant of awards under the 2025 ESAP. All determinations of the Board or Executive Compensation
Committee, as applicable, with respect to the 2025 ESAP are final and binding.
The Board or Executive Compensation Committee may delegate administrative duties (but not decisions with respect to the grant of awards) to any one or more of its members or to members of management, as appropriate. All actions taken by a delegee of the Board or Executive
Compensation Committee pursuant to a valid delegation shall have the same legal effect and shall be entitled to the same deference as if taken by the Board or Executive Compensation Committee itself. For the avoidance of doubt, the Board may not delegate the decision to grant awards under the 2025 ESAP, and the Board shall make all award decisions with respect to employees who are subject to Section 16 of the Securities Exchange
Act of 1934, as amended from time to time.

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Who is eligible to participate in the 2025 ESAP?
Eligible employees are all persons who are active full-time U.S. employees of the Company, and any full-time employees of the Company who are on short-term disability, as of the “Eligibility Date” for each issuance under the 2025 ESAP. Only employees working in the U.S. are eligible for the 2025 ESAP. The “Eligibility Date” shall be the applicable Benchmark Date of each issuance of Common Stock under the 2025 ESAP.
How many shares will employees get?
Each eligible employee will be awarded one share of Common Stock on each Benchmark Date, except for discretionary awards, in which case each eligible employee will be awarded one share of Common Stock for the attainment of each specified price threshold.
Will employees have to pay any amount to receive shares?
No. Participation in the 2025 ESAP is neither voluntary nor contributory. Accordingly, ONEOK will issue eligible employees shares without payment by the employees of any purchase price. Each eligible employee will be responsible for the tax withholding that will be made from the employee’s paycheck based on the value of the stock award that is made to the employee.
When will employees receive shares?
The shares of Common Stock issued under the 2025 ESAP will be issued by ONEOK’s transfer agent, Equiniti Trust Company, LLC (“EQ”), and will be deposited to the employee’s account at EQ within a reasonable time after each Benchmark Date. ONEOK will notify all eligible employees of the Benchmark Date, when each issuance of Common Stock under the 2025 ESAP is to be made, and EQ will provide a confirming statement of the deposit within a reasonable time.
How will employees receive shares?
All shares issued under the 2025 ESAP will be deposited to the eligible employee’s existing account at EQ in book entry form. If the employee does not have an account at EQ, an account will be set up for the employee by EQ and the employee’s shares of Common Stock will be deposited to the employee’s new account.
Can employees transfer shares issued under the 2025 ESAP into ONEOK’s 401(k) Plan, Employee Stock Purchase Plan, or other plan?
No.
How will dividends be paid?
Dividends on the Common Stock are paid when and as declared by the Board. There can be no assurance as to the future declaration or payment of any dividends. Dividends on any shares in the employee’s account at EQ will be credited to the employee’s EQ account.
What if ONEOK declares a stock split or other corporate event affecting the Common Stock?
In the event of any merger, amalgamation, reorganization, consolidation, recapitalization, reclassification, stock dividend, bonus issues, extraordinary cash dividend, stock split, reverse stock split, share consolidation or subdivision, spin-off, split-off or similar transaction or other change in corporate structure affecting the Common Stock, the Board or Executive Compensation Committee shall make such adjustments and other substitutions as the Board or Executive Compensation Committee deems equitable or appropriate, including, without limitation the following: (1) the number and kind of shares available for future issuance under the 2025 ESAP shall be equitably adjusted by the Board or Executive Compensation
Committee to reflect the impact of the event; (2) for purposes of determining whether a Benchmark Date has occurred, the applicable price threshold and the closing price shall be equitably adjusted to reflect the event; and (3) the incremental threshold that triggers a Benchmark Date and the issuance of additional shares under the 2025 ESAP pursuant to the automatic awards shall remain $1.00. The Board or Executive Compensation
Committee may make such adjustments as it deems appropriate in the event of other changes affecting the Common Stock.
Any shares issued to the employee due to any dividend paid in the form of Common Stock or Common Stock issued in a stock split will be issued to the employee and credited to the employee’s account at EQ, and the employee will be paid in cash for the amount of any fractional shares issued to the employee.
How do employees vote shares of stock?
As a holder of Common Stock, employees will have the same voting rights as all other holders of Common Stock of ONEOK.
What is the source of the stock issued to employees under the 2025 ESAP?
Shares of Common Stock may be issued under the 2025 ESAP from: (1) authorized but unissued shares of ONEOK; (2) treasury shares of
ONEOK; (3) shares purchased by ONEOK on the open market; or (4) any combination of the above.

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Appendix B: ONEOK, Inc. 2025 Employee Stock Award Program
Are shares of Common Stock issued to employees under the 2025 ESAP subject to clawback, recoupment or forfeiture?
All shares of Common Stock issued under the 2025 ESAP are subject to the terms of any applicable clawback policies approved by the Board or the Executive Compensation Committee, as in effect from time to time, whether approved before or after the date of issuance of shares of
Common Stock under the 2025 ESAP (as applicable, a “Clawback Policy”). In the event of a clawback, recoupment or forfeiture event under an applicable Clawback Policy, the amount required to be clawed back, recouped or forfeited pursuant to such policy shall be deemed not to have been earned under the terms of the 2025 ESAP, and the Company shall be entitled to recover the amount specified under the policy to be clawed back, recouped or forfeited.
Can the 2025 ESAP be terminated, suspended or modified?
The 2025 ESAP will terminate on the day immediately before the tenth anniversary of the Effective Date, if not sooner terminated as described below.  ONEOK reserves the right to, at any earlier date, terminate, suspend, amend or modify the 2025 ESAP in whole or in part at any time, by action of the Board. ONEOK will notify employees of any such termination, suspension or modification to the 2025 ESAP. No amendment or modification to the 2025 ESAP which requires shareholder approval in order for the Plan to comply with Section 303A.08 of the New York Stock
Exchange Listed Company Manual, or any other applicable law, regulation or rule, shall be effective unless such amendment shall be approved by the requisite vote of the shareholders.
How many shares of Common Stock are Authorized for Issuance under the 2025 ESAP?
The 2025 ESAP has been authorized a total of 700,000 shares of Common Stock for issuance, subject to adjustment as described above.
When the remaining shares available under the 2025 ESAP are not sufficient to ensure that all eligible employees will receive a share of Common
Stock on a particular Benchmark Date, no further shares will be issued under the 2025 ESAP.
What law governs the 2025 ESAP?
The 2025 ESAP and its operations are governed by the laws of the state of Oklahoma and federal securities laws, if and as applicable.

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ONEOK

100 West Fifth Street
Tulsa, Oklahoma 74103-4298

Post Office Box 871
Tulsa, Oklahoma 74102-0871

www.oneok.com

ONEOK

Shareowner Services
P.O. Box 64873
St. Paul, MN 55164-0873

Address Change? Mark box, sign and indicate changes below: ☐

TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE AND RETURN THIS PROXY CARD.

Your Board of Directors recommends a vote FOR the election of each of the nominees listed below.

1. Election of 10 directors:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Brian L. Derksen	☐	☐	☐	06 Pattye L. Moore	☐	☐	☐
02 Julie H. Edwards	☐	☐	☐	07 Pierce H. Norton II	☐	☐	☐
03 Lori A. Gobillot	☐	☐	☐	08 Eduardo A. Rodriguez	☐	☐	☐
04 Mark W. Helderman	☐	☐	☐	09 Gerald B. Smith	☐	☐	☐
05 Randall J. Larson	☐	☐	☐	10 Wayne T. Smith	☐	☐	☐

Please fold here – Do not separate

Your Board of Directors recommends a vote FOR Proposals 2, 3, 4 and 5:

2.	Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of ONEOK, Inc. for the year ending December 31, 2025.	☐ For	☐ Against	☐ Abstain
3.	Approval of the ONEOK, Inc. 2025 Equity Incentive Plan.	☐ For	☐ Against	☐ Abstain
4.	Approval of the ONEOK, Inc. 2025 Employee Stock Award Program.	☐ For	☐ Against	☐ Abstain
5.	An advisory vote to approve ONEOK, Inc.'s executive compensation.	☐ For	☐ Against	☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

Date ______________________________

Signature(s) in Box

Please sign exactly as your name(s) appears on the Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

ONEOK, Inc.

ANNUAL MEETING OF SHAREHOLDERS

To register for the virtual meeting, please follow the instructions below:

- Visit **www.proxydocs.com/oke** on your smartphone, tablet or computer.
- As a shareholder, you will then be required to enter your control number which is located in the upper right hand corner on the reverse side of this proxy card/notice.

After registering, you will receive a confirmation email. Approximately one hour prior to the start of the meeting an email will be sent to the email address you provided during registration with a unique link to the virtual meeting.

ONEOK

100 West Fifth Street
Tulsa, Oklahoma 74103

Proxy

ANNUAL MEETING OF SHAREHOLDERS MAY 21, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Julie H. Edwards and Lyndon C. Taylor, or either of them, with the power of substitution in each, as proxies to vote all shares of stock of the undersigned in ONEOK, Inc. at the Annual Meeting of Shareholders to be held May 21, 2025, and at any and all adjournments or postponements thereof, upon the matter of the election of directors, the proposals referred to in Items 2, 3, 4 and 5 of this Proxy, and any other business that may properly come before the meeting.

Shares will be voted as specified. **IF YOU SIGN BUT DO NOT GIVE SPECIFIC INSTRUCTIONS, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF EACH OF THE LISTED NOMINEES FOR DIRECTOR AS PROPOSED, AND FOR PROPOSALS 2, 3, 4 AND 5.**

This card also constitutes voting instructions by the undersigned participant to the trustee of the ONEOK, Inc. 401(k) Plan and the ONE Gas, Inc. 401(k) Plan for all shares votable by the undersigned participant and held of record by such trustee, if any. The trustee will vote these shares as directed provided your voting instruction is received by 11:59 p.m. Central Daylight Time on May 18, 2025. If there are any shares for which instructions are not timely received, the trustee will cause all such shares to be voted in the same manner and proportion as the shares of the plan for which timely instructions have been received, unless to do so would be contrary to ERISA. All voting instructions for shares held of record by the referenced plans shall be confidential.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE LISTED NOMINEES FOR DIRECTOR AS PROPOSED, AND A VOTE FOR PROPOSALS 2, 3, 4 AND 5.

If you vote by the internet or telephone, you DO NOT need to return your proxy card.

If you do not vote by the internet or telephone, please mark, sign and date the proxy card. Return the proxy card in the postage-paid envelope.

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET

www.proxypush.com/oke

Use the internet to vote your proxy until 11:59 p.m. Central Daylight Time on May 20, 2025.

PHONE

866-883-3382

Use a touch-tone telephone to vote your proxy until 11:59 p.m. Central Daylight Time on May 20, 2025.

MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope provided in time to be received by May 20, 2025.

If you vote your proxy by internet or by telephone, you do NOT need to mail back your proxy card.